UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03919
Name of Registrant:	Vanguard STAR Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2015 – October 31, 2016
Item 1: Reports to Shareholders

Annual Report | October 31, 2016

Vanguard LifeStrategy® Funds

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
LifeStrategy Income Fund.	7
LifeStrategy Conservative Growth Fund.	18
LifeStrategy Moderate Growth Fund.	29
LifeStrategy Growth Fund.	40
Your Fund’s After-Tax Returns.	53
About Your Fund’s Expenses.	55
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard’s four LifeStrategy Funds provide a broadly diversified portfolio within a single fund. Each fund has a different fixed allocation to underlying U.S. and international stock and bond index funds.

• For the 12 months ended October 31, 2016, returns for the LifeStrategy Funds ranged from 3.54% for the LifeStrategy Growth Fund, which has the largest allocation to stocks, to 4.42% for the LifeStrategy Income Fund, which has the largest allocation to bonds.

• Each fund performed in line with its composite benchmark after expenses. All the funds surpassed the average return of their peer groups.

• Of the funds’ four underlying investments, international bonds performed best, returning about 5% after hedging against currency fluctuations. International stocks were the laggards with a return of about 1%. The broad U.S. stock and bond markets fell in between, with each returning about 4%.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard LifeStrategy Income Fund	4.42%
Income Composite Index	4.68
Income Composite Average	3.80
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Conservative Growth Fund	4.24%
Conservative Growth Composite Index	4.43
Conservative Growth Composite Average	3.13
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Moderate Growth Fund	3.96%
Moderate Growth Composite Index	4.09
Moderate Growth Composite Average	2.41
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Growth Fund	3.54%
Growth Composite Index	3.67
Growth Composite Average	1.67
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

1

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
LifeStrategy Income Fund	4.34%
Income Composite Index	4.96
Income Composite Average	3.99
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Conservative Growth Fund	4.57%
Conservative Growth Composite Index	5.13
Conservative Growth Composite Average	4.17
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Moderate Growth Fund	4.84%
Moderate Growth Composite Index	5.43
Moderate Growth Composite Average	4.56
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Growth Fund	4.76%
Growth Composite Index	5.36
Growth Composite Average	4.55
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
LifeStrategy Income Fund	0.12%	0.92%
LifeStrategy Conservative Growth Fund	0.13	1.00
LifeStrategy Moderate Growth Fund	0.14	1.08
LifeStrategy Growth Fund	0.15	1.15

The fund expense figures shown—drawn from the prospectus dated February 25, 2016—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Funds invest. The LifeStrategy Funds do not charge any expenses or fees of their own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.12% for the LifeStrategy Income Fund, 0.13% for the LifeStrategy Conservative Growth Fund, 0.14%
for the LifeStrategy Moderate Growth Fund, and 0.15% for the LifeStrategy Growth Fund.

Peer groups are the composites listed on page 1. Their expense figures are derived by applying the appropriate allocations to average expense ratios of these mutual fund peer groups: fixed income funds, general equity funds, and international funds. Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House
(1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc.,
and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

6

LifeStrategy Income Fund

Fund Profile
As of October 31, 2016

Total Fund Characteristics

Ticker Symbol	VASIX
30-Day SEC Yield	1.97%
Acquired Fund Fees and Expenses[1]	0.12%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	56.1%
Vanguard Total International Bond Index
Fund Investor Shares	23.9
Vanguard Total Stock Market Index Fund
Investor Shares	12.0
Vanguard Total International Stock Index
Fund Investor Shares	8.0

Total Fund Volatility Measures
		Bloomberg
		Barclays US
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.48
Beta	1.00	0.80
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 25, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Income Fund invests. The LifeStrategy Income Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.12%.

7

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Income Fund	4.42%	4.53%	4.34%	$15,288
• • • • • • •• Income Composite Index	4.68	4.73	4.96	16,232
– – – –
Income Composite Average	3.80	4.39	3.99	14,786
Bloomberg Barclays U.S. Aggregate
Bond Index	4.37	2.90	4.64	15,739
For a benchmark description, see the Glossary.
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

8

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Income Fund	9/30/1994	7.33%	5.28%	2.88%	1.73%	4.61%

9

LifeStrategy Income Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (12.0%)
Vanguard Total Stock Market Index Fund Investor Shares	8,628,215	457,123

International Stock Fund (8.0%)
Vanguard Total International Stock Index Fund Investor Shares	20,469,449	304,585

U.S. Bond Fund (56.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	195,986,734	2,140,175

International Bond Fund (23.9%)
Vanguard Total International Bond Index Fund Investor Shares	82,785,796	912,300
Total Investment Companies (Cost $3,486,114)		3,814,183
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.718% (Cost $944)	9	944
Total Investments (100.0%) (Cost $3,487,058)		3,815,127
Other Assets and Liabilities (0.0%)
Other Assets		16,355
Liabilities		(17,270)
		(915)
Net Assets (100%)
Applicable to 251,977,492 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,814,212
Net Asset Value Per Share		$15.14

10

LifeStrategy Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	3,815,127
Receivables for Investment Securities Sold	7,000
Receivables for Accrued Income	4,966
Receivables for Capital Shares Issued	4,389
Total Assets	3,831,482
Liabilities
Payables for Investment Securities Purchased	14,850
Payables for Capital Shares Redeemed	2,420
Total Liabilities	17,270
Net Assets	3,814,212

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,477,531
Undistributed Net Investment Income	8,222
Accumulated Net Realized Gains	390
Unrealized Appreciation (Depreciation)	328,069
Net Assets	3,814,212

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

LifeStrategy Income Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	74,062
Other Income	5
Net Investment Income—Note B	74,067
Realized Net Gain (Loss)
Capital Gain Distribution Received from Affiliated Funds	2,862
Affiliated Investment Securities Sold	359
Realized Net Gain (Loss)	3,221
Change in Unrealized Appreciation (Depreciation) of Investment Securities	73,757
Net Increase (Decrease) in Net Assets Resulting from Operations	151,045

See accompanying Notes, which are an integral part of the Financial Statements.

12

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,067	68,381
Realized Net Gain (Loss)	3,221	18,981
Change in Unrealized Appreciation (Depreciation)	73,757	(23,706)
Net Increase (Decrease) in Net Assets Resulting from Operations	151,045	63,656
Distributions
Net Investment Income	(72,597)	(67,850)
Realized Capital Gain[1]	(13,072)	(12,903)
Total Distributions	(85,669)	(80,753)
Capital Share Transactions
Issued	966,257	853,105
Issued in Lieu of Cash Distributions	80,633	75,963
Redeemed	(636,041)	(679,670)
Net Increase (Decrease) from Capital Share Transactions	410,849	249,398
Total Increase (Decrease)	476,225	232,301
Net Assets
Beginning of Period	3,337,987	3,105,686
End of Period[2]	3,814,212	3,337,987

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $2,254,000 and $5,500,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,222,000 and $6,752,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

LifeStrategy Income Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.86	$14.93	$14.47	$14.73	$14.28
Investment Operations
Net Investment Income	.312	.309	.307	.294	.353
Capital Gain Distributions Received	.012	.012	.004	.064	.116
Net Realized and Unrealized Gain (Loss)
on Investments	.323	(.021)	.535	.189	.429
Total from Investment Operations	.647	.300	.846	.547	.898
Distributions
Dividends from Net Investment Income	(. 309)	(. 309)	(. 303)	(. 293)	(. 354)
Distributions from Realized Capital Gains	(. 058)	(. 061)	(. 083)	(. 514)	(. 094)
Total Distributions	(. 367)	(. 370)	(. 386)	(. 807)	(. 448)
Net Asset Value, End of Period	$15.14	$14.86	$14.93	$14.47	$14.73

Total Return[1]	4.42%	2.03%	5.95%	3.88%	6.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,814	$3,338	$3,106	$2,904	$2,750
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.09%	2.08%	2.10%	2.04%	2.45%
Portfolio Turnover Rate	4%	14%	12%	25%	8%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard
Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

14

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,802,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $8,062,000 of ordinary income and $550,000 of long-term capital gains available for distribution.

At October 31, 2016, the cost of investment securities for tax purposes was $3,487,058,000. Net unrealized appreciation of investment securities for tax purposes was $328,069,000, consisting of unrealized gains of $331,885,000 on securities that had risen in value since their purchase and $3,816,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	64,466	56,932
Issued in Lieu of Cash Distributions	5,429	5,107
Redeemed	(42,573)	(45,451)
Net Increase (Decrease) in Shares Outstanding	27,322	16,588

16

LifeStrategy Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	4	—	944
Vanguard Total Bond Market II
Index Fund	1,861,895	323,424	75,812	46,196	2,862	2,140,175
Vanguard Total International
Bond Index Fund	795,842	92,606	6,775	12,093	—	912,300
Vanguard Total International
Stock Index Fund	270,281	55,668	21,165	7,941	—	304,585
Vanguard Total Stock Market
Index Fund	409,679	66,104	31,680	7,828	—	457,123
Total	3,337,697	537,802	135,432	74,062	2,862	3,815,127
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

17

LifeStrategy Conservative Growth Fund

Fund Profile
As of October 31, 2016

Total Fund Characteristics

Ticker Symbol	VSCGX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	42.1%
Vanguard Total Stock Market Index Fund
Investor Shares	23.9
Vanguard Total International Bond Index
Fund Investor Shares	18.0
Vanguard Total International Stock Index
Fund Investor Shares	16.0

Total Fund Volatility Measures
	Conservative	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.83
Beta	0.99	0.38
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 25, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Conservative Growth Fund invests. The
LifeStrategy Conservative Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.13%.

18

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Conservative Growth
Fund	4.24%	6.07%	4.57%	$15,629
Conservative Growth Composite
• • • • • • • •
Index	4.43	6.24	5.13	16,495

– – – – Conservative Growth Composite
Average	3.13	5.64	4.17	15,044

Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.21	13.29	6.87	19,436
For a benchmark description, see the Glossary.
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information

19

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Conservative
Growth Fund	9/30/1994	8.84%	7.35%	2.70%	2.22%	4.92%

20

LifeStrategy Conservative Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (23.9%)
Vanguard Total Stock Market Index Fund Investor Shares	36,775,277	1,948,354

International Stock Fund (16.0%)
Vanguard Total International Stock Index Fund Investor Shares	87,348,446	1,299,745

U.S. Bond Fund (42.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	314,396,477	3,433,209

International Bond Fund (18.0%)
Vanguard Total International Bond Index Fund Investor Shares	132,712,728	1,462,494
Total Investment Companies (Cost $6,685,500)		8,143,802
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.718% (Cost $1)	10	1
Total Investments (100.0%) (Cost $6,685,501)		8,143,803
Other Assets and Liabilities (0.0%)
Other Assets		20,315
Liabilities		(18,837)
		1,478
Net Assets (100%)
Applicable to 439,010,303 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,145,281
Net Asset Value Per Share		$18.55

21

LifeStrategy Conservative Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	8,143,803
Receivables for Investment Securities Sold	5,206
Receivables for Accrued Income	7,980
Receivables for Capital Shares Issued	7,129
Total Assets	8,164,118
Liabilities
Payables for Investment Securities Purchased	12,980
Payables for Capital Shares Redeemed	4,419
Other Liabilities	1,438
Total Liabilities	18,837
Net Assets	8,145,281

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,659,430
Undistributed Net Investment Income	13,131
Accumulated Net Realized Gains	14,418
Unrealized Appreciation (Depreciation)	1,458,302
Net Assets	8,145,281

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fundis the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

22

LifeStrategy Conservative Growth Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	165,741
Net Investment Income—Note B	165,741
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	4,857
Affiliated Investment Securities Sold	15,908
Realized Net Gain (Loss)	20,765
Change in Unrealized Appreciation (Depreciation) of Investment Securities	134,423
Net Increase (Decrease) in Net Assets Resulting from Operations	320,929

See accompanying Notes, which are an integral part of the Financial Statements.

23

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	165,741	157,497
Realized Net Gain (Loss)	20,765	91,565
Change in Unrealized Appreciation (Depreciation)	134,423	(115,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	320,929	133,745
Distributions
Net Investment Income	(164,082)	(156,725)
Realized Capital Gain[1]	(75,632)	(179,912)
Total Distributions	(239,714)	(336,637)
Capital Share Transactions
Issued	1,455,397	1,615,486
Issued in Lieu of Cash Distributions	229,609	324,435
Redeemed	(1,219,482)	(1,397,718)
Net Increase (Decrease) from Capital Share Transactions	465,524	542,203
Total Increase (Decrease)	546,739	339,311
Net Assets
Beginning of Period	7,598,542	7,259,231
End of Period[2]	8,145,281	7,598,542

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $7,480,000 and $6,635,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,131,000 and $11,472,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

LifeStrategy Conservative Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.36	$18.86	$18.04	$17.21	$16.40
Investment Operations
Net Investment Income	.389	.385	.395	.369	.421
Capital Gain Distributions Received	.012	.018	.005	.055	.101
Net Realized and Unrealized Gain (Loss)
on Investments	.358	(.057)	.905	1.109	.750
Total from Investment Operations	.759	.346	1.305	1.533	1.272
Distributions
Dividends from Net Investment Income	(. 387)	(. 385)	(. 391)	(. 367)	(. 420)
Distributions from Realized Capital Gains	(.182)	(. 461)	(. 094)	(. 336)	(. 042)
Total Distributions	(. 569)	(. 846)	(. 485)	(.703)	(. 462)
Net Asset Value, End of Period	$18.55	$18.36	$18.86	$18.04	$17.21

Total Return[1]	4.24%	1.86%	7.34%	9.18%	7.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,145	$7,599	$7,259	$8,644	$7,359
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.13%	2.07%	2.12%	2.12%	2.51%
Portfolio Turnover Rate	9%	16%	15%	19%	15%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard
Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

25

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the Vanguard underlying funds, as well as directors and employees, respectively, of Vanguard.

26

LifeStrategy Conservative Growth Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,479,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $16,955,000 of ordinary income and $10,594,000 of long-term capital gains available for distribution.

At October 31, 2016, the cost of investment securities for tax purposes was $6,685,501,000. Net unrealized appreciation of investment securities for tax purposes was $1,458,302,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	79,562	86,785
Issued in Lieu of Cash Distributions	12,653	17,572
Redeemed	(66,983)	(75,572)
Net Increase (Decrease) in Shares Outstanding	25,232	28,785

27

LifeStrategy Conservative Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,072	NA1	NA1	4	—	1
Vanguard Total Bond Market II
Index Fund	3,172,554	545,114	335,671	76,263	4,857	3,433,209
Vanguard Total International
Bond Index Fund	1,352,839	134,270	75,296	20,010	—	1,462,494
Vanguard Total International
Stock Index Fund	1,214,130	183,183	91,942	35,077	—	1,299,745
Vanguard Total Stock Market
Index Fund	1,858,464	262,891	227,065	34,387	—	1,948,354
Total	7,599,059	1,125,458	729,974	165,741	4,857	8,143,803
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

28

LifeStrategy Moderate Growth Fund

Fund Profile
As of October 31, 2016

Total Fund Characteristics

Ticker Symbol	VSMGX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	36.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.1
Vanguard Total International Stock Index
Fund Investor Shares	24.0
Vanguard Total International Bond Index
Fund Investor Shares	11.9

Total Fund Volatility Measures
	Moderate	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	0.98	0.58
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 25, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Moderate Growth Fund invests. The
LifeStrategy Moderate Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.14%.

29

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	LifeStrategy Moderate Growth Fund	3.96%	7.56%	4.84%	$16,040
• • • • • • ••	Moderate Growth Composite Index	4.09	7.75	5.43	16,969
– – – –	Moderate Growth Composite
	Average	2.41	6.83	4.56	15,618
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	4.21	13.29	6.87	19,436
For a benchmark description, see the Glossary.
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

30

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Moderate
Growth Fund	9/30/1994	10.26%	9.30%	2.52%	2.76%	5.28%

31

LifeStrategy Moderate Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (36.0%)
Vanguard Total Stock Market Index Fund Investor Shares	88,947,092	4,712,417

International Stock Fund (24.0%)
Vanguard Total International Stock Index Fund Investor Shares	210,856,170	3,137,539

U.S. Bond Fund (28.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	337,321,019	3,683,546

International Bond Fund (11.9%)
Vanguard Total International Bond Index Fund Investor Shares	141,710,556	1,561,650

Total Investment Companies (Cost $9,900,738)		13,095,152
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.718% (Cost $4,899)	48,984	4,899
Total Investments (100.0%) (Cost $9,905,637)		13,100,051
Other Assets and Liabilities (0.0%)
Other Assets		30,856
Liabilities		(36,137)
		(5,281)
Net Assets (100%)
Applicable to 543,450,325 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		13,094,770
Net Asset Value Per Share		$24.10

32

LifeStrategy Moderate Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	13,100,051
Receivables for Accrued Income	8,589
Receivables for Capital Shares Issued	22,267
Total Assets	13,130,907
Liabilities
Payables for Investment Securities Purchased	28,806
Payables for Capital Shares Redeemed	7,331
Total Liabilities	36,137
Net Assets	13,094,770

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	9,820,359
Undistributed Net Investment Income	77,455
Accumulated Net Realized Gains	2,542
Unrealized Appreciation (Depreciation)	3,194,414
Net Assets	13,094,770

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

33

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	270,831
Other Income	44
Net Investment Income—Note B	270,875
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	5,256
Affiliated Investment Securities Sold	8,822
Realized Net Gain (Loss)	14,078
Change in Unrealized Appreciation (Depreciation) of Investment Securities	202,038
Net Increase (Decrease) in Net Assets Resulting from Operations	486,991

See accompanying Notes, which are an integral part of the Financial Statements.

34

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	270,875	252,486
Realized Net Gain (Loss)	14,078	228,557
Change in Unrealized Appreciation (Depreciation)	202,038	(283,346)
Net Increase (Decrease) in Net Assets Resulting from Operations	486,991	197,697
Distributions
Net Investment Income	(264,129)	(249,240)
Realized Capital Gain[1]	(202,473)	(77,127)
Total Distributions	(466,602)	(326,367)
Capital Share Transactions
Issued	2,348,287	2,640,642
Issued in Lieu of Cash Distributions	452,556	317,362
Redeemed	(2,002,585)	(2,318,657)
Net Increase (Decrease) from Capital Share Transactions	798,258	639,347
Total Increase (Decrease)	818,647	510,677
Net Assets
Beginning of Period	12,276,123	11,765,446
End of Period[2]	13,094,770	12,276,123

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $9,297,000 and $19,526,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $77,455,000 and $70,709,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

LifeStrategy Moderate Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.08	$24.32	$22.90	$20.84	$19.54
Investment Operations
Net Investment Income	.509	.501	.498	.475	.515
Capital Gain Distributions Received	.010	.017	.004	.044	.081
Net Realized and Unrealized Gain (Loss)
on Investments	.398	(.099)	1.462	2.430	1.173
Total from Investment Operations	.917	.419	1.964	2.949	1.769
Distributions
Dividends from Net Investment Income	(. 505)	(. 501)	(. 479)	(. 522)	(. 439)
Distributions from Realized Capital Gains	(. 392)	(.158)	(. 065)	(. 367)	(. 030)
Total Distributions	(. 897)	(. 659)	(. 544)	(. 889)	(. 469)
Net Asset Value, End of Period	$24.10	$24.08	$24.32	$22.90	$20.84

Total Return[1]	3.96%	1.71%	8.67%	14.66%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,095	$12,276	$11,765	$10,728	$8,786
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.07%	2.12%	2.19%	2.56%
Portfolio Turnover Rate	9%	16%	12%	15%	15%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard
Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

36

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the Vanguard underlying funds, as well as directors and employees, respectively, of Vanguard.

37

LifeStrategy Moderate Growth Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $10,905,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $79,415,000 of ordinary income and $582,000 of long-term capital gains available for distribution.

At October 31, 2016, the cost of investment securities for tax purposes was $9,905,637,000. Net unrealized appreciation of investment securities for tax purposes was $3,194,414,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	99,506	108,433
Issued in Lieu of Cash Distributions	19,378	13,030
Redeemed	(85,271)	(95,364)
Net Increase (Decrease) in Shares Outstanding	33,613	26,099

38

LifeStrategy Moderate Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	9	—	4,899
Vanguard Total Bond Market II
Index Fund	3,424,830	738,054	534,305	81,606	5,256	3,683,546
Vanguard Total International
Bond Index Fund	1,437,970	161,966	92,808	21,526	—	1,561,650
Vanguard Total International
Stock Index Fund	2,923,500	428,543	196,888	84,370	—	3,137,539
Vanguard Total Stock Market
Index Fund	4,487,633	472,019	366,222	83,320	—	4,712,417
Total	12,273,933	1,800,582	1,190,223	270.831	5,256	13,100,051
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

39

LifeStrategy Growth Fund

Fund Profile
As of October 31, 2016

Total Fund Characteristics

Ticker Symbol	VASGX
30-Day SEC Yield	2.14%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	47.7%
Vanguard Total International Stock Index
Fund Investor Shares	32.2
Vanguard Total Bond Market II Index Fund
Investor Shares	14.1
Vanguard Total International Bond Index
Fund Investor Shares	6.0

Total Fund Volatility Measures
		DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.96
Beta	0.98	0.78
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 25, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Growth Fund invests. The LifeStrategy
Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.15%.

40

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Growth Fund	3.54%	8.96%	4.76%	$15,913
• • • • • • •• Growth Composite Index	3.67	9.15	5.36	16,863
– – – –
Growth Composite Average	1.67	8.01	4.55	15,599
Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.21	13.29	6.87	19,436
For a benchmark description, see the Glossary.
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

41

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Growth Fund	9/30/1994	11.57%	11.24%	2.30%	2.98%	5.28%

42

LifeStrategy Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (47.8%)
Vanguard Total Stock Market Index Fund Investor Shares	107,465,440	5,693,519

International Stock Fund (32.1%)
Vanguard Total International Stock Index Fund Investor Shares	257,570,736	3,832,652

U.S. Bond Fund (14.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	153,999,997	1,681,680

International Bond Fund (6.0%)
Vanguard Total International Bond Index Fund Investor Shares	64,605,225	711,950
Total Investment Companies (Cost $8,505,914)		11,919,801
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.718% (Cost $1,545)	15,451	1,545
Total Investments (100.0%) (Cost $8,507,459)		11,921,346
Other Assets and Liabilities (0.0%)
Other Assets		13,333
Liabilities		(16,134)
		(2,801)
Net Assets (100%)
Applicable to 418,633,277 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,918,545
Net Asset Value Per Share		$28.47

43

LifeStrategy Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	11,921,346
Receivables for Accrued Income	3,907
Receivables for Capital Shares Issued	9,426
Total Assets	11,934,679
Liabilities
Payables for Investment Securities Purchased	8,405
Payables for Capital Shares Redeemed	7,729
Total Liabilities	16,134
Net Assets	11,918,545

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,439,003
Undistributed Net Investment Income	65,527
Accumulated Net Realized Gains	128
Unrealized Appreciation (Depreciation)	3,413,887
Net Assets	11,918,545

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

44

LifeStrategy Growth Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	250,216
Net Investment Income—Note B	250,216
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,418
Affiliated Investment Securities Sold	3,890
Realized Net Gain (Loss)	6,308
Change in Unrealized Appreciation (Depreciation) of Investment Securities	149,740
Net Increase (Decrease) in Net Assets Resulting from Operations	406,264

See accompanying Notes, which are an integral part of the Financial Statements.

45

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	250,216	229,167
Realized Net Gain (Loss)	6,308	271,229
Change in Unrealized Appreciation (Depreciation)	149,740	(358,649)
Net Increase (Decrease) in Net Assets Resulting from Operations	406,264	141,747
Distributions
Net Investment Income	(242,906)	(224,425)
Realized Capital Gain[1]	(252,657)	(69,146)
Total Distributions	(495,563)	(293,571)
Capital Share Transactions
Issued	1,776,294	1,940,685
Issued in Lieu of Cash Distributions	484,265	287,739
Redeemed	(1,490,332)	(1,468,819)
Net Increase (Decrease) from Capital Share Transactions	770,227	759,605
Total Increase (Decrease)	680,928	607,781
Net Assets
Beginning of Period	11,237,617	10,629,836
End of Period[2]	11,918,545	11,237,617

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $11,088,000 and $10,298,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $65,527,000 and $58,217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

LifeStrategy Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.74	$29.12	$27.07	$23.36	$21.61
Investment Operations
Net Investment Income	.611	.598	.599	.569	.587
Capital Gain Distributions Received	.006	.012	.002	.025	.045
Net Realized and Unrealized Gain (Loss)
on Investments	.354	(.207)	2.085	4.013	1.603
Total from Investment Operations	.971	.403	2.686	4.607	2.235
Distributions
Dividends from Net Investment Income	(.603)	(.595)	(.582)	(.631)	(.468)
Distributions from Realized Capital Gains	(.638)	(.188)	(.054)	(.266)	(.017)
Total Distributions	(1.241)	(.783)	(.636)	(.897)	(.485)
Net Asset Value, End of Period	$28.47	$28.74	$29.12	$27.07	$23.36

Total Return[1]	3.54%	1.35%	10.02%	20.34%	10.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,919	$11,238	$10,630	$9,787	$7,799
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.06%	2.14%	2.27%	2.61%
Portfolio Turnover Rate	5%	13%	10%	9%	10%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard
Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

47

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

48

LifeStrategy Growth Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,104,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $65,656,000 of ordinary income available for distribution.

At October 31, 2016, the cost of investment securities for tax purposes was $8,507,459,000. Net unrealized appreciation of investment securities for tax purposes was $3,413,887,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	63,929	66,547
Issued in Lieu of Cash Distributions	17,521	9,813
Redeemed	(53,799)	(50,470)
Net Increase (Decrease) in Shares Outstanding	27,651	25,890

49

LifeStrategy Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	6	—	1,545
Vanguard Total Bond Market II
Index Fund	1,569,701	344,056	256,393	37,027	2,418	1,681,680
Vanguard Total International
Bond Index Fund	658,681	68,860	40,112	9,779	—	711,950
Vanguard Total International
Stock Index Fund	3,570,338	388,688	93,640	101,884	—	3,832,652
Vanguard Total Stock Market
Index Fund	5,435,970	323,998	203,976	101,520	—	5,693,519
Total	11,234,690	1,125,602	594,121	250,216	2,418	11,921,346
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

50

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund: In our opinion, the accompanying statements of net assets, statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (constituting separate portfolios of Vanguard STAR Funds, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard LifeStrategy Funds

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	11,866
LifeStrategy Conservative Growth Fund	72,164
LifeStrategy Moderate Growth Fund	196,777
LifeStrategy Growth Fund	242,729

51

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	12,867
LifeStrategy Conservative Growth Fund	57,187
LifeStrategy Moderate Growth Fund	141,116
LifeStrategy Growth Fund	165,326

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
LifeStrategy Income Fund	9.4%
LifeStrategy Conservative Growth Fund	18.0
LifeStrategy Moderate Growth Fund	26.5
LifeStrategy Growth Fund	35.3

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
LifeStrategy Income Fund	19,890	575
LifeStrategy Conservative Growth Fund	54,944	2,368
LifeStrategy Moderate Growth Fund	105,726	5,557
LifeStrategy Growth Fund	111,581	6,627

Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

52

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2016
	One	Five	Ten
	Year	Years	Years
LifeStrategy Income Fund
Returns Before Taxes	4.42%	4.53%	4.34%
Returns After Taxes on Distributions	3.46	3.46	3.20
Returns After Taxes on Distributions and Sale of Fund Shares	2.63	3.18	3.01

	One	Five	Ten
	Year	Years	Years
LifeStrategy Conservative Growth Fund
Returns Before Taxes	4.24%	6.07%	4.57%
Returns After Taxes on Distributions	3.17	4.99	3.57
Returns After Taxes on Distributions and Sale of Fund Shares	2.70	4.45	3.29

	One	Five	Ten
	Year	Years	Years
LifeStrategy Moderate Growth Fund
Returns Before Taxes	3.96%	7.56%	4.84%
Returns After Taxes on Distributions	2.82	6.65	4.03
Returns After Taxes on Distributions and Sale of Fund Shares	2.74	5.73	3.62

53

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2016

	One	Five	Ten
	Year	Years	Years
LifeStrategy Growth Fund
Returns Before Taxes	3.54%	8.96%	4.76%
Returns After Taxes on Distributions	2.33	8.13	4.11
Returns After Taxes on Distributions and Sale of Fund Shares	2.69	6.95	3.67

54

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each LifeStrategy Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

55

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2016	10/31/2016	Period
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$1,020.81	$0.61
LifeStrategy Conservative Growth Fund	$1,000.00	$1,024.45	$0.66
LifeStrategy Moderate Growth Fund	$1,000.00	$1,029.01	$0.71
LifeStrategy Growth Fund	$1,000.00	$1,032.36	$0.77
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,024.53	$0.61
LifeStrategy Conservative Growth Fund	$1,000.00	$1,024.48	$0.66
LifeStrategy Moderate Growth Fund	$1,000.00	$1,024.43	$0.71
LifeStrategy Growth Fund	$1,000.00	$1,024.38	$0.76

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the LifeStrategy Funds invest. The LifeStrategy Funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.12%, 0.13%,
0.14%, and 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Conservative Growth Composite Average: Weighted 60% fixed income funds average, 28% general equity funds average, and 12% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

57

Conservative Growth Composite Index: Weighted 42% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% CRSP US Total Market Index, 18% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 16% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% CRSP US Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index through June 30, 2015; 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013; 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 12% MSCI ACWI ex USA IMI Index through November 30, 2011; 40% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 35% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through December 15, 2010; 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Citigroup 3-Month Treasury Bill Index, and 5% MSCI EAFE Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Growth Composite Average: Weighted 56% general equity funds average, 24% international funds average, and 20% fixed income funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Growth Composite Index: Weighted 48% CRSP US Total Market Index, 32% FTSE Global All Cap ex US Index, 14% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 6% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 56% CRSP US Total Market Index, 24% FTSE Global All Cap ex US Index, 16% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 4% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 56% MSCI US Broad Market Index, 24% MSCI ACWI ex USA IMI Index, and 20% Bloomberg Barclays U.S. Aggregate Float Adjusted Index through June 2, 2013; 65% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 15% MSCI EAFE Index through December 15, 2010; and 65% Dow Jones U.S. Total Stock Market Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

Income Composite Average: Weighted 80% fixed income funds average, 14% general equity funds average, and 6% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

58

Income Composite Index: Weighted 56% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 12% CRSP US Total Market Index, and 8% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 64% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 16% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 14% CRSP US Total Market Index, and 6% FTSE Global All Cap ex US Index through June 30, 2015; 80% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through June 2, 2013; 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through November 30, 2011; 60% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 20% MSCI US Broad Market Index, and 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index through December 15, 2010; 60% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index through April 22, 2005; and 60% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Citigroup 3-Month Treasury Bill Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Moderate Growth Composite Average: Weighted 42% general equity funds average, 40% fixed income funds average, and 18% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Moderate Growth Composite Index: Weighted 36% CRSP US Total Market Index, 28% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 42% CRSP US Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 42% MSCI US Broad Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013; 50% MSCI US Broad Market Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 10% MSCI EAFE Index through December 15, 2010; and 50% Dow Jones U.S. Total Stock Market Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

59

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q880 122016

Annual Report | October 31, 2016

Vanguard STAR® Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	19
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2016, Vanguard STAR Fund returned 3.68%, compared with 3.76% for its composite benchmark. Its result exceeded the 2.03%
composite average return of peer funds.

• As a “fund of funds,” the STAR Fund reflects the combined results of its 11 underlying actively managed Vanguard funds.

• The returns of the eight underlying stock funds, which accounted for roughly 63%
of the STAR Fund’s holdings, ranged from slightly negative to close to 5%. Results by investment strategy were mixed.

• The returns of the three bond funds, which constitute the remainder of the holdings, ranged from about 3% to more than 11%. Concerns about global growth and Britain’s vote to leave the European Union supported demand for these securities.

• For the ten years ended October 31, the fund produced an average annual return of
5.72%. Its composite index returned 5.54%. The fund outpaced the 4.33% composite average return of its peers.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard STAR Fund	3.68%
STAR Composite Index	3.76
STAR Composite Average	2.03
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
STAR Fund	5.72%
STAR Composite Index	5.54
STAR Composite Average	4.33
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
STAR Fund	0.34%	1.07%

The acquired fund fees and expenses—drawn from the prospectus dated February 25, 2016—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests.
The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.32%.

The peer group is the STAR Composite Average, which is derived by weighting the average expense ratios of the following mutual fund groups: general equity funds (43.75%), fixed income funds (25%), 1–5 year investment-grade funds (12.5%), and international funds (18.75%).
Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2016
	Percentage of
Vanguard Fund	STAR Fund Assets	Total Returns
Vanguard Windsor™ II Fund Investor Shares	14.3%	2.86%
Vanguard Short-Term Investment-Grade Fund
Investor Shares	12.6	3.16
Vanguard GNMA Fund Investor Shares	12.6	3.58
Vanguard Long-Term Investment-Grade Fund
Investor Shares	12.4	11.47
Vanguard International Value Fund	9.4	-0.67
Vanguard International Growth Fund Investor
Shares	9.3	3.59
Vanguard Windsor Fund Investor Shares	7.7	1.27
Vanguard Morgan™ Growth Fund Investor
Shares	6.0	-0.40
Vanguard PRIMECAP Fund Investor Shares	6.0	4.65
Vanguard U.S. Growth Fund Investor Shares	6.0	0.11
Vanguard Explorer™ Fund Investor Shares	3.7	2.47
Combined	100.0%	3.68%

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based
on party control of the White House
(1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc.,
and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

6

STAR Fund

Fund Profile
As of October 31, 2016

Total Fund Characteristics

Ticker Symbol	VGSTX
30-Day SEC Yield	1.86%
Acquired Fund Fees and Expenses[1]	0.34%

Allocation to Underlying Vanguard Funds
Vanguard Windsor II Fund Investor Shares	14.3%
Vanguard Short-Term Investment-Grade
Fund Investor Shares	12.6
Vanguard GNMA Fund Investor Shares	12.6
Vanguard Long-Term Investment-Grade
Fund Investor Shares	12.4
Vanguard International Value Fund	9.4
Vanguard International Growth Fund
Investor Shares	9.3
Vanguard Windsor Fund Investor Shares	7.7
Vanguard Morgan Growth Fund Investor
Shares	6.0
Vanguard PRIMECAP Fund Investor
Shares	6.0
Vanguard U.S. Growth Fund Investor
Shares	6.0
Vanguard Explorer Fund Investor Shares	3.7

Total Fund Volatility Measures
		DJ
	STAR	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.99	0.95
Beta	1.06	0.66
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 25, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.32%.

7

STAR Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
STAR Fund	3.68%	8.38%	5.72%	$17,433
• • • • • • •• STAR Composite Index	3.76	7.81	5.54	17,147
– – – –
STAR Composite Average	2.03	6.79	4.33	15,278
Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.21	13.29	6.87	19,436
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

8

STAR Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
STAR Fund	3/29/1985	10.84%	10.43%	2.60%	3.55%	6.15%

9

STAR Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (43.7%)
Vanguard Windsor II Fund Investor Shares	75,848,689	2,656,979
Vanguard Windsor Fund Investor Shares	73,069,178	1,439,463
Vanguard Morgan Growth Fund Investor Shares	44,936,640	1,130,606
Vanguard PRIMECAP Fund Investor Shares	10,794,727	1,126,861
Vanguard U.S. Growth Fund Investor Shares	37,813,493	1,123,439
Vanguard Explorer Fund Investor Shares	8,241,493	691,544
		8,168,892
International Stock Funds (18.7%)
Vanguard International Value Fund Investor Shares	54,381,793	1,756,532
Vanguard International Growth Fund Investor Shares	78,442,167	1,749,260
		3,505,792
U.S. Bond Funds (37.6%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	219,808,592	2,365,141
Vanguard GNMA Fund Investor Shares	218,327,168	2,364,483
Vanguard Long-Term Investment-Grade Fund Investor Shares	215,275,937	2,309,911
		7,039,535
Total Investment Companies (Cost $13,075,631)		18,714,219
Other Assets and Liabilities (0.0%)
Other Assets		24,939
Liabilities		(23,728)
		1,211
Net Assets (100%)
Applicable to 769,553,854 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		18,715,430
Net Asset Value Per Share		$24.32

10

STAR Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	18,714,219
Receivables for Investment Securities Sold	3,692
Receivables for Accrued Income	15,283
Receivables for Capital Shares Issued	5,964
Total Assets	18,739,158
Liabilities
Payables for Investment Securities Purchased	15,280
Payables for Capital Shares Redeemed	6,761
Other Liabilities	1,687
Total Liabilities	23,728
Net Assets	18,715,430

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	12,563,234
Undistributed Net Investment Income	68,057
Accumulated Net Realized Gains	445,551
Unrealized Appreciation (Depreciation)	5,638,588
Net Assets	18,715,430

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

11

STAR Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	360,114
Net Investment Income—Note B	360,114
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	538,271
Affiliated Investment Securities Sold	(17,702)
Realized Net Gain (Loss)	520,569
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(213,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	667,327

See accompanying Notes, which are an integral part of the Financial Statements.

12

STAR Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	360,114	391,785
Realized Net Gain (Loss)	520,569	721,379
Change in Unrealized Appreciation (Depreciation)	(213,356)	(741,845)
Net Increase (Decrease) in Net Assets Resulting from Operations	667,327	371,319
Distributions
Net Investment Income	(364,214)	(395,337)
Realized Capital Gain[1]	(621,917)	(363,753)
Total Distributions	(986,131)	(759,090)
Capital Share Transactions
Issued	1,245,359	1,513,107
Issued in Lieu of Cash Distributions	945,181	729,333
Redeemed	(1,986,490)	(1,769,525)
Net Increase (Decrease) from Capital Share Transactions	204,050	472,915
Total Increase (Decrease)	(114,754)	85,144
Net Assets
Beginning of Period	18,830,184	18,745,040
End of Period[2]	18,715,430	18,830,184

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $53,653,000 and $82,638,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $68,057,000 and $72,157,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

STAR Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.76	$25.27	$23.66	$20.62	$19.25
Investment Operations
Net Investment Income	.470	.523	.486	.460	.455
Capital Gain Distributions Received	.683	.319	.296	.106	.097
Net Realized and Unrealized Gain (Loss)
on Investments	(.293)	(.329)	1.458	2.951	1.309
Total from Investment Operations	.860	.513	2.240	3.517	1.861
Distributions
Dividends from Net Investment Income	(. 477)	(. 530)	(. 472)	(. 453)	(. 466)
Distributions from Realized Capital Gains	(. 823)	(. 493)	(.158)	(. 024)	(. 025)
Total Distributions	(1.300)	(1.023)	(.630)	(.477)	(.491)
Net Asset Value, End of Period	$24.32	$24.76	$25.27	$23.66	$20.62

Total Return[1]	3.68%	2.03%	9.61%	17.36%	9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,715	$18,830	$18,745	$17,180	$14,759
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.32%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.95%	2.06%	1.97%	2.08%	2.28%
Portfolio Turnover Rate	12%	8%	6%	9%	12%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

14

STAR Fund

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

STAR Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $55,603,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $76,225,000 of ordinary income and $437,383,000 of long-term capital gains available for distribution.

At October 31, 2016, the cost of investment securities for tax purposes was $13,075,631,000. Net unrealized appreciation of investment securities for tax purposes was $5,638,588,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	52,699	60,364
Issued in Lieu of Cash Distributions	40,178	29,292
Redeemed	(83,868)	(70,801)
Net Increase (Decrease) in Shares Outstanding	9,009	18,855

16

STAR Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Explorer Fund	709,476	121,270	94,355	2,085	64,443	691,544
Vanguard GNMA Fund	2,324,336	289,586	276,556	52,526	622	2,364,483
Vanguard International
Growth Fund	1,784,797	151,545	238,230	23,861	—	1,749,260
Vanguard International
Value Fund	1,755,614	229,147	194,509	34,986	—	1,756,532
Vanguard Long-Term
Investment-Grade Fund	2,332,065	298,437	443,613	96,479	30,334	2,309,911
Vanguard Market Liquidity Fund	—	NA1	NA1	1	—	—
Vanguard Morgan Growth Fund	1,157,973	147,704	86,008	7,247	81,457	1,130,606
Vanguard PRIMECAP Fund	1,155,159	124,710	146,877	11,947	51,263	1,126,861
Vanguard Short-Term
Investment-Grade Fund	2,324,190	271,545	255,793	45,318	436	2,365,141
Vanguard U.S. Growth Fund	1,150,543	152,594	92,896	5,141	88,050	1,123,439
Vanguard Windsor Fund	1,454,967	229,930	161,914	22,562	86,709	1,439,463
Vanguard Windsor II Fund	2,679,460	327,304	236,324	57,961	134,957	2,656,979
Total	18,828,580	2,343,772	2,227,075	360,114	538,271	18,714,219
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

17

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $622,895,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $167,044,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 24.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $58,847,000 and foreign taxes paid of $4,170,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund
Periods Ended October 31, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	3.68%	8.38%	5.72%
Returns After Taxes on Distributions	2.11	7.32	4.59
Returns After Taxes on Distributions and Sale of Fund Shares	2.83	6.31	4.22

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the STAR Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,033.55	$1.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.53	1.63

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the STAR Fund invests. The
STAR Fund’s annualized expense figure for the period is 0.32%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

22

Benchmark Information

STAR Composite Average: 62.5% general equity funds average, 25% fixed income funds average, and 12.5% money market funds average through December 31, 2002; 50% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average through September 30, 2010; and 43.75% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 18.75% international funds average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

STAR Composite Index: 62.5% Dow Jones U.S. Total Stock Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, and 12.5% Citigroup Three-Month U.S. Treasury Bill Index through December 31, 2002; 50% Dow Jones U.S. Total Stock Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through April 22, 2005; 50% MSCI US Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through September 30, 2010; and 43.75% MSCI US Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 18.75% MSCI All Country World Index ex USA thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q560 122016

Annual Report | October 31, 2016

Vanguard Total International

Stock Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	12
Your Fund’s After-Tax Returns.	37
About Your Fund’s Expenses.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2016, Vanguard Total International Stock Index Fund returned about 1%. This return diverged from that of the benchmark index in part because of temporary pricing discrepancies arising from fair-value adjustments. Please see the Glossary entry for Fair-Value Pricing.

• The fund’s result surpassed the –1.61% average return of its peer group.

• European stocks, which represented more than 40% of the fund’s assets, returned about –7%. The relative strength of the U.S. dollar against local currencies, along with fallout related to the Brexit vote, weighed on the region’s performance.

• Weakness in Europe overshadowed solid gains by stocks from emerging markets, Canada, and the Pacific region.

• Basic materials, industrial, and technology stocks added most to performance; financials, health care, and consumer services were the biggest laggards.

• On June 24, 2016, the fund added an Institutional Select share class.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard Total International Stock Index Fund
Investor Shares	1.31%
ETF Shares
Market Price	1.22
Net Asset Value	1.39
Admiral™ Shares	1.40
Institutional Shares	1.39
Institutional Plus Shares	1.42
Institutional Select Shares (Inception: 6/24/2016)	8.48
FTSE Global All Cap ex US Index	0.92
International Funds Average	-1.61
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares,
Institutional Plus Shares, and Institutional Select Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964;
7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
Total International Stock Index Fund Investor Shares	1.58%
Spliced Total International Stock Index	1.66
International Funds Average	1.22
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	ETF	Admiral	Institutional	Institutional	Institutional Group
	Shares	Shares	Shares	Shares	Plus Shares	Select Shares Average
Total International Stock
Index Fund	0.19%	0.13%	0.12%	0.10%	0.07%	0.045% 1.37%

The fund expense ratios shown are from the prospectus dated February 25, 2016 (for Investor, ETF, Admiral, Institutional, and Institutional
Plus Shares), and March 29, 2016 (for Institutional Select Shares), and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratios were 0.18% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, 0.09%
for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares (since inception). The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: International Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

6

Total International Stock Index Fund

Fund Profile
As of October 31, 2016

Share-Class Characteristics
Institutional
	Investor		Admiral	Institutional	Institutional	Select
	Shares	ETF Shares	Shares	Shares	Plus Shares	Shares
Ticker Symbol	VGTSX	VXUS	VTIAX	VTSNX	VTPSX	VTISX
Expense Ratio[1]	0.19%	0.13%	0.12%	0.10%	0.07%	0.045%

Portfolio Characteristics
		FTSE Global
		All Cap ex US
	Fund	Index
Number of Stocks	6,129	5,783
Median Market Cap	$21.1B	$21.0B
Price/Earnings Ratio	20.8x	20.8x
Price/Book Ratio	1.6x	1.6x
Return on Equity	14.2%	14.3%
Earnings Growth
Rate	7.3%	7.4%
Dividend Yield	3.0%	3.0%
Turnover Rate	3%	—
Short-Term Reserves	-0.2%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap ex US
	Fund	Index
Basic Materials	7.8%	7.8%
Consumer Goods	16.3	16.2
Consumer Services	8.6	8.6
Financials	25.2	25.2
Health Care	7.7	7.7
Industrials	14.7	14.7
Oil & Gas	6.4	6.5
Technology	5.6	5.6
Telecommunications	4.2	4.2
Utilities	3.5	3.5

Volatility Measures
FTSE Global
All Cap ex US
Index
R-Squared	0.98
Beta	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nestle SA	Food Products	1.1%
Royal Dutch Shell plc	Integrated Oil & Gas	1.0
Novartis AG	Pharmaceuticals	0.8
Roche Holding AG	Pharmaceuticals	0.8
Samsung Electronics Co. Consumer
Ltd.	Electronics	0.8
Toyota Motor Corp.	Automobiles	0.8
HSBC Holdings plc	Banks	0.7
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	0.7
Tencent Holdings Ltd.	Internet	0.7
Unilever	Personal Products	0.6
Top Ten		8.0%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 25, 2016 (for Investor, ETF, Admiral, Institutional, and Institutional Plus Shares),
and March 29, 2016 (for Institutional Select Shares), and represent estimated costs for the current fiscal year. For the fiscal year ended October 31,
2016, the expense ratios were 0.18% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, 0.09% for Institutional Shares, 0.07% for
Institutional Plus Shares, and 0.045% for Institutional Select Shares (since inception).

7

Total International Stock Index Fund

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap ex
		US
	Fund	Index
Europe
United Kingdom	12.6%	12.6%
France	6.1	6.1
Germany	6.1	6.0
Switzerland	5.7	5.7
Spain	2.2	2.1
Netherlands	2.1	2.1
Sweden	2.1	2.1
Italy	1.5	1.5
Denmark	1.2	1.2
Other	2.8	2.8
Subtotal	42.4%	42.2%
Pacific
Japan	18.1%	18.2%
Australia	5.2	5.2
South Korea	3.4	3.4
Hong Kong	2.7	2.7
Singapore	1.0	1.0
Other	0.3	0.3
Subtotal	30.7%	30.8%
Emerging Markets
China	4.7%	4.7%
Taiwan	3.2	3.2
India	2.5	2.5
Brazil	1.9	1.9
South Africa	1.7	1.7
Other	5.7	5.7
Subtotal	19.7%	19.7%
North America
Canada	6.8%	6.9%
Middle East	0.4%	0.4%

8

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Total International Stock Index
	Fund*Investor Shares	1.31%	4.29%	1.58%	$11,695
• • • • • • • •	Spliced Total International Stock Index	0.92	4.16	1.66	11,788
– – – –	International Funds Average	-1.61	4.75	1.22	11,286
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2011)	Investment
Total International Stock Index Fund
ETF Shares Net Asset Value	1.39%	4.38%	1.64%	$10,984
Spliced Total International Stock Index	0.92	4.16	1.69	11,011
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Total International Stock Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2016

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/29/2010)	Investment
Total International Stock Index Fund Admiral
Shares	1.40%	4.38%	3.11%	$11,989
Spliced Total International Stock Index	0.92	4.16	3.12	11,994
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/29/2010)	Investment
Total International Stock Index Fund
Institutional Shares	1.39%	4.40%	3.14%	$6,003,014
Spliced Total International Stock Index	0.92	4.16	3.12	5,996,023
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(11/30/2010)	Investment
Total International Stock Index Fund
Institutional Plus Shares	1.42%	4.42%	3.35%	$121,560,402
Spliced Total International Stock Index	0.92	4.16	3.31	121,254,254
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $3,000,000,000
	(6/24/2016)	Investment
Total International Stock Index Fund
Institutional Select Shares	8.48%	$3,254,477,015
FTSE Global All Cap ex US Index	8.11	3,243,356,382
"Since Inception" performance is calculated from the Institutional Select Shares’ inception date for both the fund and its comparative standards.

10

Total International Stock Index Fund

Cumulative Returns of ETF Shares: January 26, 2011, Through October 31, 2016
			Since
	One	Five	Inception
	Year	Years	(1/26/2011)
Total International Stock Index Fund ETF Shares
Market Price	1.22%	23.61%	9.85%
Total International Stock Index Fund ETF Shares
Net Asset Value	1.39	23.89	9.84
Spliced Total International Stock Index	0.92	22.62	10.11
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/29/1996	9.53%	6.71%	2.15%
ETF Shares	1/26/2011
Market Price		9.70	6.87	2.02[1]
Net Asset Value		9.68	6.79	1.98[1]
Admiral Shares	11/29/2010	9.66	6.78	3.47[1]
Institutional Shares	11/29/2010	9.67	6.81	3.49[1]
Institutional Plus Shares	11/30/2010	9.71	6.84	3.72[1]
Institutional Select Shares	6/24/2016	—	—	10.40[1]
1 Return since inception.

11

Total International Stock Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		—	0.0%

Australia
Commonwealth Bank of Australia	19,112,988	1,064,044	0.5%
Westpac Banking Corp.	37,388,955	864,623	0.4%
Australia & New Zealand Banking Group Ltd.	32,707,104	690,629	0.3%
National Australia Bank Ltd.	29,775,273	632,057	0.3%
BHP Billiton Ltd.	36,122,889	631,101	0.3%
1 Australia—Other †		7,533,418	3.3%
		11,415,872	5.1%

Austria †		486,629	0.2%

Belgium
* Anheuser-Busch InBev SA/NV	8,976,387	1,030,223	0.4%
Belgium—Other †		1,065,159	0.5%
		2,095,382	0.9%

[1]Brazil †		4,260,345	1.9%

Canada
^ Royal Bank of Canada	16,679,610	1,042,087	0.5%
Toronto-Dominion Bank	20,791,988	943,413	0.4%
Bank of Nova Scotia	13,635,058	732,733	0.3%
Suncor Energy Inc.	18,758,434	562,907	0.3%
1 Canada—Other †		12,001,492	5.3%
		15,282,632	6.8%

Chile †		619,093	0.3%

12

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
China
	Tencent Holdings Ltd.	60,126,108	1,593,482	0.7%
	China Construction Bank Corp.	1,028,132,073	750,790	0.4%
	China Mobile Ltd.	59,912,693	686,383	0.3%
	Industrial & Commercial Bank of China Ltd.	810,426,620	486,450	0.2%
	Bank of China Ltd.	846,994,059	379,555	0.2%
	CNOOC Ltd.	181,161,136	227,950	0.1%
	China Petroleum & Chemical Corp.	287,262,516	207,749	0.1%
	China Life Insurance Co. Ltd. Class H	83,678,659	207,166	0.1%
	PetroChina Co. Ltd.	237,780,766	162,698	0.1%
	China Overseas Land & Investment Ltd.	43,169,620	132,526	0.1%
	Agricultural Bank of China Ltd.	290,497,686	122,204	0.1%
	China Telecom Corp. Ltd.	182,011,459	93,838	0.1%
	PICC Property & Casualty Co. Ltd.	51,776,628	83,573	0.1%
	CITIC Ltd.	55,770,725	80,029	0.1%
	China Shenhua Energy Co. Ltd.	38,375,612	79,561	0.1%
	China Unicom Hong Kong Ltd.	64,685,104	75,941	0.1%
	China Resources Land Ltd.	30,471,022	75,676	0.0%
	Sinopharm Group Co. Ltd.	11,813,897	57,368	0.0%
	China CITIC Bank Corp. Ltd.	85,500,100	55,142	0.0%
	China Communications Construction Co. Ltd.	49,861,558	54,751	0.0%
	CRRC Corp. Ltd.	45,664,547	41,346	0.0%
1	China Galaxy Securities Co. Ltd.	42,103,723	39,972	0.0%
*	China Resources Beer Holdings Co. Ltd.	18,103,025	38,470	0.0%
	China Resources Power Holdings Co. Ltd.	21,769,591	36,886	0.0%
	China Cinda Asset Management Co. Ltd.	101,939,307	36,622	0.0%
	China Merchants Port Holdings Co. Ltd.	13,480,862	34,854	0.0%
	Dongfeng Motor Group Co. Ltd.	33,083,373	34,482	0.0%
	China Railway Group Ltd.	42,820,648	33,008	0.0%
1	CGN Power Co. Ltd.	112,865,733	32,951	0.0%
*	China Taiping Insurance Holdings Co. Ltd.	16,539,288	31,833	0.0%
	China State Construction International Holdings Ltd.	20,364,715	29,709	0.0%
	China Longyuan Power Group Corp. Ltd.	38,182,215	29,112	0.0%
1	People’s Insurance Co. Group of China Ltd.	71,948,839	28,588	0.0%
	China Resources Gas Group Ltd.	9,002,453	28,228	0.0%
	Zhuzhou CRRC Times Electric Co. Ltd.	5,707,991	27,600	0.0%
*,1	China Huarong Asset Management Co. Ltd.	70,946,126	27,123	0.0%
	China Railway Construction Corp. Ltd.	21,153,129	26,442	0.0%
	Kunlun Energy Co. Ltd.	31,540,777	23,765	0.0%
	Sinopec Shanghai Petrochemical Co. Ltd.	39,833,669	20,305	0.0%
	China Oilfield Services Ltd.	20,641,700	19,811	0.0%
	AviChina Industry & Technology Co. Ltd.	27,780,046	18,852	0.0%
^	China Reinsurance Group Corp.	76,555,424	18,222	0.0%
	Beijing Capital International Airport Co. Ltd.	16,883,443	17,670	0.0%
	China Jinmao Holdings Group Ltd.	56,205,995	15,498	0.0%
	Huaneng Renewables Corp. Ltd.	46,178,925	15,474	0.0%
1	Sinopec Engineering Group Co. Ltd.	16,744,212	14,783	0.0%
	Chongqing Changan Automobile Co. Ltd. Class B	9,505,323	14,493	0.0%
1	China Railway Signal & Communication Corp. Ltd.	17,659,232	14,318	0.0%
	China Power International Development Ltd.	37,658,343	13,694	0.0%
	Air China Ltd.	20,825,885	13,683	0.0%
*,^	China Coal Energy Co. Ltd.	23,525,362	13,318	0.0%
	China Southern Airlines Co. Ltd.	19,547,983	10,970	0.0%

13

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Metallurgical Corp. of China Ltd.	32,288,501	10,499	0.0%
*,^	China COSCO Holdings Co. Ltd.	29,650,140	10,217	0.0%
	Sinotrans Ltd.	20,503,140	9,655	0.0%
*	China Agri-Industries Holdings Ltd.	24,246,153	9,475	0.0%
	China Resources Cement Holdings Ltd.	22,330,511	9,017	0.0%
^	China Eastern Airlines Corp. Ltd.	18,364,855	8,245	0.0%
	Huadian Fuxin Energy Corp. Ltd.	28,470,143	6,593	0.0%
	China Machinery Engineering Corp.	10,659,845	6,360	0.0%
*,^	Angang Steel Co. Ltd.	11,836,463	6,061	0.0%
	Sinopec Kantons Holdings Ltd.	11,556,000	5,418	0.0%
	Shanghai Baosight Software Co. Ltd. Class B	2,522,270	4,371	0.0%
^	CSSC Offshore and Marine Engineering Group Co. Ltd.	2,661,127	4,012	0.0%
	Dah Chong Hong Holdings Ltd.	9,376,000	3,921	0.0%
	China BlueChemical Ltd.	20,124,105	3,890	0.0%
	China National Accord Medicines Corp. Ltd. Class B	615,265	3,845	0.0%
	China Foods Ltd.	8,519,157	3,765	0.0%
	China National Materials Co. Ltd.	14,239,631	3,205	0.0%
*,^	CITIC Resources Holdings Ltd.	25,557,068	3,189	0.0%
	COSCO International Holdings Ltd.	6,664,000	3,091	0.0%
^	China Overseas Property Holdings Ltd.	13,518,560	2,741	0.0%
^	Sinofert Holdings Ltd.	19,805,945	2,599	0.0%
*	China Datang Corp. Renewable Power Co. Ltd.	28,354,000	2,590	0.0%
^	Poly Culture Group Corp. Ltd.	954,586	2,576	0.0%
*,^	Sinotrans Shipping Ltd.	15,235,000	2,469	0.0%
^	China Electronics Corp. Holdings Co. Ltd.	8,658,000	2,083	0.0%
	China Merchants Land Ltd.	12,528,000	1,772	0.0%
^	Minmetals Land Ltd.	13,893,000	1,751	0.0%
	Foshan Huaxin Packaging Co. Ltd. Class B	1,362,902	1,658	0.0%
	China Energy Engineering Corp. Ltd.	23,629	3	0.0%
1	China—Other †		3,884,773	1.7%
			10,434,758	4.6%

Colombia †			234,962	0.1%

[1]Czech Republic †			90,654	0.0%

Denmark
	Novo Nordisk A/S Class B	20,766,607	739,821	0.3%
1	Denmark—Other †		1,878,217	0.9%
			2,618,038	1.2%

Egypt †			144,815	0.1%

Finland †			1,701,506	0.8%

France
	TOTAL SA	24,198,461	1,159,230	0.5%
	Sanofi	12,560,455	977,444	0.4%
	BNP Paribas SA	10,993,110	637,420	0.3%
1	France—Other †		10,767,671	4.8%
			13,541,765	6.0%

14

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Germany
	Siemens AG	8,554,084	971,897	0.4%
	Bayer AG	9,306,311	924,025	0.4%
	BASF SE	10,388,710	917,099	0.4%
	SAP SE	10,058,667	886,167	0.4%
	Allianz SE	5,123,858	799,860	0.4%
	Daimler AG	10,750,077	766,935	0.3%
	Deutsche Telekom AG	36,185,525	590,378	0.3%
1	Germany—Other †		7,642,954	3.4%
			13,499,315	6.0%

Greece †			182,233	0.1%

Hong Kong
	AIA Group Ltd.	135,540,937	852,689	0.4%
	BOC Hong Kong Holdings Ltd.	40,505,011	144,370	0.1%
	Nexteer Automotive Group Ltd.	7,837,000	10,335	0.0%
^	China Travel International Investment Hong Kong Ltd.	27,813,554	8,015	0.0%
	CITIC Telecom International Holdings Ltd.	14,613,875	5,004	0.0%
*,^	MMG Ltd.	16,956,000	4,459	0.0%
	APT Satellite Holdings Ltd.	4,282,000	2,815	0.0%
^	Shenwan Hongyuan HK Ltd.	4,530,000	2,492	0.0%
^,1	CGN New Energy Holdings Co. Ltd.	12,372,000	1,795	0.0%
1	Hong Kong—Other †		4,977,383	2.2%
			6,009,357	2.7%

Hungary †			135,515	0.1%

India
	Nestle India Ltd.	258,299	27,027	0.0%
1	India—Other †		5,423,277	2.4%
			5,450,304	2.4%

Indonesia †			1,283,387	0.6%

Ireland †			425,670	0.2%

Israel †			949,622	0.4%

[1]Italy †			3,429,785	1.5%

Japan
	Toyota Motor Corp.	30,752,087	1,783,829	0.8%
	Mitsubishi UFJ Financial Group Inc.	153,058,098	789,751	0.3%
	KDDI Corp.	20,884,200	634,737	0.3%
	SoftBank Group Corp.	9,682,819	609,835	0.3%
	Honda Motor Co. Ltd.	20,187,357	604,039	0.3%
	Japan—Other †		35,919,389	16.0%
			40,341,580	18.0%

[1]Malaysia †			1,692,578	0.8%

15

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Malta †			—	0.0%

[1]Mexico †			2,006,830	0.9%

Netherlands
	Unilever NV	17,515,168	732,592	0.3%
	ING Groep NV	43,440,068	570,241	0.3%
1	Netherlands—Other †		3,397,715	1.5%
			4,700,548	2.1%

New Zealand †			544,459	0.2%

[1]Norway †			1,167,810	0.5%

Other[2]
3	Vanguard FTSE Emerging Markets ETF	11,098,504	418,968	0.2%
	Other—Other †		2,744	0.0%
			421,712	0.2%

Pakistan †			74,998	0.0%

Peru †			118,000	0.1%

Philippines †			743,261	0.3%

Poland †			575,553	0.3%

Portugal †			290,773	0.1%

Qatar †			173,892	0.1%

Russia †			1,795,669	0.8%

Singapore
*,^	COSCO Corp. Singapore Ltd.	10,286,616	1,882	0.0%
*	Halcyon Agri Corp. Ltd.	2,516,340	860	0.0%
1	Singapore—Other †		2,117,345	0.9%
			2,120,087	0.9%
South Africa
	Naspers Ltd.	4,828,642	808,702	0.4%
	South Africa—Other †		2,813,258	1.2%
			3,621,960	1.6%
South Korea
	Samsung Electronics Co. Ltd.	1,138,732	1,628,761	0.7%
^	Hankook Shell Oil Co. Ltd.	6,866	2,646	0.0%
	South Korea—Other †		5,989,861	2.7%
			7,621,268	3.4%
Spain
	Banco Santander SA	159,394,754	781,043	0.3%
1	Spain—Other †		3,994,515	1.8%
			4,775,558	2.1%

16

	Total International Stock Index Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
	[1]Sweden †			4,645,496	2.1%

	Switzerland
	Nestle SA		34,711,982	2,517,102	1.1%
	Novartis AG		26,596,120	1,887,462	0.9%
	Roche Holding AG		8,064,522	1,852,273	0.8%
1	Switzerland—Other †			6,494,902	2.9%
				12,751,739	5.7%
	Taiwan
	Taiwan Semiconductor Manufacturing Co. Ltd.		253,146,663	1,519,223	0.7%
	Taiwan—Other †			5,623,914	2.5%
				7,143,137	3.2%

	[1]Thailand †			1,795,106	0.8%

	Turkey †			613,150	0.3%

	United Arab Emirates †			448,236	0.2%

	United Kingdom
	HSBC Holdings plc		222,966,268	1,679,196	0.7%
	BP plc		211,389,451	1,249,678	0.6%
	British American Tobacco plc		20,977,215	1,202,271	0.5%
	Royal Dutch Shell plc Class A		47,222,656	1,176,181	0.5%
	Royal Dutch Shell plc Class B		42,150,983	1,087,184	0.5%
	GlaxoSmithKline plc		54,713,087	1,080,824	0.5%
	Vodafone Group plc		298,972,763	821,080	0.4%
	AstraZeneca plc		14,201,724	795,230	0.4%
	Diageo plc		28,345,138	754,453	0.3%
	Reckitt Benckiser Group plc		7,077,803	633,186	0.3%
	Unilever plc		13,582,207	567,049	0.2%
	Royal Dutch Shell plc Class A (Amsterdam Shares)		1,460,181	36,384	0.0%
1	United Kingdom—Other †			16,995,024	7.6%
				28,077,740	12.5%
	Total Common Stocks (Cost $225,381,857)			222,552,779	99.2%[4]

		Coupon
	Temporary Cash Investments
	Money Market Fund
[5,6]	Vanguard Market Liquidity Fund	0.718%	56,100,497	5,610,611	2.5%

[7,8]	U.S. Government and Agency Obligations †			146,750	0.1%
	Total Temporary Cash Investments (Cost $5,756,996)			5,757,361	2.6%[4]
	Total Investments (Cost $231,138,853)			228,310,140	101.8%

17

Total International Stock Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	17,221
Receivables for Investment Securities Sold	3,171
Receivables for Accrued Income	661,885
Receivables for Capital Shares Issued	380,265
Other Assets	114,241
Total Other Assets	1,176,783	0.5%
Liabilities
Payables for Investment Securities Purchased	(142,890)
Collateral for Securities on Loan	(4,623,869)
Payables for Capital Shares Redeemed	(213,845)
Payables to Vanguard	(92,489)
Other Liabilities	(71,074)
Total Liabilities	(5,144,167)	(2.3%)
Net Assets	224,342,756	100.0%

At October 31, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		228,389,217
Undistributed Net Investment Income		615,342
Accumulated Net Realized Losses		(1,818,458)
Unrealized Appreciation (Depreciation)
Investment Securities		(2,828,713)
Futures Contracts		43,165
Forward Currency Contracts		(32,559)
Foreign Currencies		(25,238)
Net Assets		224,342,756

Investor Shares—Net Assets
Applicable to 5,848,147,458 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		87,010,083
Net Asset Value Per Share—Investor Shares		$14.88

ETF Shares—Net Assets
Applicable to 137,777,586 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,376,574
Net Asset Value Per Share—ETF Shares		$46.28

18

Total International Stock Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 1,814,430,782 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	45,153,850
Net Asset Value Per Share—Admiral Shares	$24.89

Institutional Shares—Net Assets
Applicable to 197,866,914 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,692,232
Net Asset Value Per Share—Institutional Shares	$99.52

Institutional Plus Shares—Net Assets
Applicable to 648,097,471 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	64,511,376
Net Asset Value Per Share—Institutional Plus Shares	$99.54

Institutional Select Shares—Net Assets
Applicable to 15,251,938 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,598,641
Net Asset Value Per Share—Institutional Select Shares	$104.82

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,277,179,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate value of these securities was $1,544,262,000, representing 0.7% of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.9%, respectively, of net assets.
5 Includes $4,623,869,000 of collateral received for securities on loan.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
7 Securities with a value of $92,878,000 have been segregated as initial margin for open futures contracts.
8 Securities with a value of $42,086,000 have been segregated as collateral for open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Total International Stock Index Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	6,072,857
Interest[2]	4,295
Securities Lending—Net	227,362
Total Income	6,304,514
Expenses
The Vanguard Group—Note B
Investment Advisory Services	11,475
Management and Administrative—Investor Shares	106,029
Management and Administrative—ETF Shares	4,136
Management and Administrative—Admiral Shares	30,196
Management and Administrative—Institutional Shares	10,835
Management and Administrative—Institutional Plus Shares	25,469
Management and Administrative—Institutional Select Shares	83
Marketing and Distribution—Investor Shares	18,634
Marketing and Distribution—ETF Shares	443
Marketing and Distribution—Admiral Shares	3,772
Marketing and Distribution—Institutional Shares	473
Marketing and Distribution—Institutional Plus Shares	1,068
Marketing and Distribution—Institutional Select Shares	—
Custodian Fees	37,099
Auditing Fees	48
Shareholders’ Reports—Investor Shares	162
Shareholders’ Reports—ETF Shares	163
Shareholders’ Reports—Admiral Shares	282
Shareholders’ Reports—Institutional Shares	195
Shareholders’ Reports—Institutional Plus Shares	60
Shareholders’ Reports—Institutional Select Shares	—
Trustees’ Fees and Expenses	110
Total Expenses	250,732
Net Investment Income	6,053,782
Realized Net Gain (Loss)
Investment Securities Sold[2]	(467,843)
Futures Contracts	(1,976)
Foreign Currencies and Forward Currency Contracts	443
Realized Net Gain (Loss)	(469,376)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(716,640)
Futures Contracts	(4,186)
Foreign Currencies and Forward Currency Contracts	(40,463)
Change in Unrealized Appreciation (Depreciation)	(761,289)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,823,117

1 Dividends are net of foreign withholding taxes of $440,080,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $9,208,000, $3,888,000, and
($6,651,000), respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,053,782	4,412,095
Realized Net Gain (Loss)	(469,376)	(889,671)
Change in Unrealized Appreciation (Depreciation)	(761,289)	(12,619,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,823,117	(9,096,904)
Distributions
Net Investment Income
Investor Shares	(2,257,394)	(1,570,687)
ETF Shares	(162,450)	(112,690)
Admiral Shares	(1,159,461)	(932,112)
Institutional Shares	(512,562)	(401,374)
Institutional Plus Shares	(1,683,492)	(1,194,763)
Institutional Select Shares	(8,579)	—
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Institutional Select Shares	—	—
Total Distributions	(5,783,938)	(4,211,626)
Capital Share Transactions
Investor Shares	12,882,094	28,740,430
ETF Shares	1,456,535	1,939,958
Admiral Shares	7,636,979	9,237,699
Institutional Shares	3,770,740	3,972,530
Institutional Plus Shares	11,434,039	23,048,189
Institutional Select Shares	1,551,923	—
Net Increase (Decrease) from Capital Share Transactions	38,732,310	66,938,806
Total Increase (Decrease)	37,771,489	53,630,276
Net Assets
Beginning of Period	186,571,267	132,940,991
End of Period[1]	224,342,756	186,571,267

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $615,342,000 and $366,038,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total International Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.11	$16.31	$16.67	$14.31	$14.24
Investment Operations
Net Investment Income	. 422	. 423	. 526[1]	.425	.405
Net Realized and Unrealized Gain (Loss)
on Investments	(.243)	(1.206)	(.352)	2.428	.305
Total from Investment Operations	.179	(.783)	.174	2.853	.710
Distributions
Dividends from Net Investment Income	(. 409)	(. 417)	(. 534)	(. 493)	(. 640)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 409)	(. 417)	(. 534)	(. 493)	(. 640)
Net Asset Value, End of Period	$14.88	$15.11	$16.31	$16.67	$14.31

Total Return[2]	1.31%	-4.89%	1.00%	20.37%	5.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$87,010	$74,444	$51,040	$45,205	$35,564
Ratio of Total Expenses to Average Net Assets	0.18%	0.19%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.95%	2.73%	3.16%[1]	2.79%	3.17%
Portfolio Turnover Rate [3]	3%	3%	3%	5%	3%

1 Net investment income per share and the ratio of net investment income to average net assets include $.067 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total International Stock Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$47.00	$50.75	$51.86	$44.53	$44.33
Investment Operations
Net Investment Income	1.344	1.346	1.680[1]	1.365	1.283
Net Realized and Unrealized Gain (Loss)
on Investments	(.763)	(3.767)	(1.087)	7.555	.965
Total from Investment Operations	.581	(2.421)	.593	8.920	2.248
Distributions
Dividends from Net Investment Income	(1.301)	(1.329)	(1.703)	(1.590)	(2.048)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.301)	(1.329)	(1.703)	(1.590)	(2.048)
Net Asset Value, End of Period	$46.28	$47.00	$50.75	$51.86	$44.53

Total Return	1.39%	-4.87%	1.10%	20.50%	5.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,377	$4,930	$3,360	$2,198	$966
Ratio of Total Expenses to Average Net Assets	0.11%	0.13%	0.14%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.02%	2.79%	3.24%[1]	2.87%	3.23%
Portfolio Turnover Rate[2]	3%	3%	3%	5%	3%

1 Net investment income per share and the ratio of net investment income to average net assets include $.208 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total International Stock Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.27	$27.29	$27.89	$23.94	$23.81
Investment Operations
Net Investment Income	.722	.726	. 904[1]	.733	.681
Net Realized and Unrealized Gain (Loss)
on Investments	(.400)	(2.032)	(.588)	4.069	.530
Total from Investment Operations	.322	(1.306)	.316	4.802	1.211
Distributions
Dividends from Net Investment Income	(.702)	(.714)	(. 916)	(. 852)	(1.081)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.702)	(.714)	(. 916)	(. 852)	(1.081)
Net Asset Value, End of Period	$24.89	$25.27	$27.29	$27.89	$23.94

Total Return[2]	1.40%	-4.88%	1.09%	20.51%	5.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,154	$37,841	$31,445	$21,438	$15,153
Ratio of Total Expenses to Average Net Assets	0.11%	0.12%	0.14%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.02%	2.80%	3.24%[1]	2.87%	3.23%
Portfolio Turnover Rate [3]	3%	3%	3%	5%	3%

1 Net investment income per share and the ratio of net investment income to average net assets include $.111 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total International Stock Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$101.07	$109.12	$111.51	$95.75	$95.29
Investment Operations
Net Investment Income	2.907	2.923	3.630[1]	2.948	2.818
Net Realized and Unrealized Gain (Loss)
on Investments	(1.632)	(8.098)	(2.338)	16.255	2.048
Total from Investment Operations	1.275	(5.175)	1.292	19.203	4.866
Distributions
Dividends from Net Investment Income	(2.825)	(2.875)	(3.682)	(3.443)	(4.406)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.825)	(2.875)	(3.682)	(3.443)	(4.406)
Net Asset Value, End of Period	$99.52	$101.07	$109.12	$111.51	$95.75

Total Return[2]	1.39%	-4.84%	1.12%	20.51%	5.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,692	$16,038	$13,182	$11,024	$7,062
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.04%	2.82%	3.26%[1]	2.89%	3.27%
Portfolio Turnover Rate [3]	3%	3%	3%	5%	3%

1 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total International Stock Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$101.08	$109.14	$111.53	$95.77	$95.31
Investment Operations
Net Investment Income	2.926	2.954	3.655[1]	2.968	2.778
Net Realized and Unrealized Gain (Loss)
on Investments	(1.622)	(8.108)	(2.339)	16.259	2.110
Total from Investment Operations	1.304	(5.154)	1.316	19.227	4.888
Distributions
Dividends from Net Investment Income	(2.844)	(2.906)	(3.706)	(3.467)	(4.428)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.844)	(2.906)	(3.706)	(3.467)	(4.428)
Net Asset Value, End of Period	$99.54	$101.08	$109.14	$111.53	$95.77

Total Return[2]	1.42%	-4.82%	1.14%	20.54%	5.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$64,511	$53,318	$33,915	$22,504	$12,973
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.06%	2.85%	3.28%[1]	2.91%	3.29%
Portfolio Turnover Rate [3]	3%	3%	3%	5%	3%

1 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total International Stock Index Fund

Financial Highlights

Institutional Select Shares
June 24, 2016[1] to
For a Share Outstanding Throughout the Period	October 31, 2016
Net Asset Value, Beginning of Period	$97.20
Investment Operations
Net Investment Income	.914
Net Realized and Unrealized Gain (Loss) on Investments	7.340
Total from Investment Operations	8.254
Distributions
Dividends from Net Investment Income	(.634)
Distributions from Realized Capital Gains	—
Total Distributions	(.634)
Net Asset Value, End of Period	$104.82

Total Return	8.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,599
Ratio of Total Expenses to Average Net Assets	0.045%[2]
Ratio of Net Investment Income to Average Net Assets	3.09%[2]
Portfolio Turnover Rate[3]	3%[4]

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers six classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks

28

Total International Stock Index Fund

associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

29

Total International Stock Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

30

Total International Stock Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $17,221,000, representing 0.01% of the fund’s net assets and 6.89% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	21,926,800	592,425	5,381
Common Stocks—Other	1,045,124	198,917,254	65,795
Temporary Cash Investments	5,610,611	146,750	—
Futures Contracts—Assets[1]	1,901	—	—
Futures Contracts—Liabilities[1]	(5,093)	—	—
Forward Currency Contracts—Assets	—	16,586	—
Forward Currency Contracts—Liabilities	—	(49,145)	—
Total	28,579,343	199,623,870	71,176
1 Represents variation margin on the last day of the reporting period.

31

Total International Stock Index Fund

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $1,792,493,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year.

D. At October 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,901	16,586	18,487
Other Liabilities	(5,093)	(49,145)	(54,238)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(1,976)	—	(1,976)
Forward Currency Contracts	—	24,190	24,190
Realized Net Gain (Loss) on Derivatives	(1,976)	24,190	22,214

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(4,186)	—	(4,186)
Forward Currency Contracts	—	(28,044)	(28,044)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(4,186)	(28,044)	(32,230)

At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50	December 2016	16,374	547,990	12,365
Topix Index	December 2016	2,925	388,293	17,355
FTSE 100 Index	December 2016	3,535	299,050	12,378
S&P ASX 200 Index	December 2016	1,392	140,086	2,658
E-mini S&P 500 Index	December 2016	1,100	116,606	(1,591)
				43,165

32

Total International Stock Index Fund

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50, FTSE 100 Index, and E-mini S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At October 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/21/16	EUR	407,361	USD	459,835	(11,571)
BNP Paribas	12/13/16	JPY	32,521,993	USD	318,963	(8,304)
Brown Brothers Harriman & Co.	12/21/16	GBP	176,464	USD	235,820	(19,550)
Morgan Stanley Capital Services LLC	12/21/16	EUR	40,979	USD	46,215	(1,121)
Goldman Sachs International	12/21/16	EUR	40,248	USD	45,444	(1,154)
Deutsche Bank AG	12/13/16	JPY	3,253,920	USD	31,816	(733)
Citibank, N.A.	12/13/16	JPY	3,201,765	USD	31,448	(864)
Citibank, N.A.	12/21/16	GBP	19,940	USD	26,323	(1,885)
Bank of America, N.A.	12/21/16	GBP	19,582	USD	25,887	(1,889)
JPMorgan Chase Bank, N.A.	12/21/16	GBP	18,809	USD	25,127	(2,074)
JPMorgan Chase Bank, N.A.	12/20/16	AUD	15,513	USD	11,545	241
Citibank, N.A.	12/20/16	AUD	149,847	USD	111,453	2,390
Barclays Bank plc	12/20/16	AUD	15,234	USD	11,413	160
BNP Paribas	12/13/16	USD	164,443	JPY	16,487,000	6,954
Bank of America, N.A.	12/13/16	USD	164,330	JPY	16,487,000	6,841
						(32,559)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2016, the counterparties had deposited in segregated accounts securities and cash with a value of $6,519,000 in connection with open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

33

Total International Stock Index Fund

During the year ended October 31, 2016, the fund realized net foreign currency losses of $23,747,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

During the year ended October 31, 2016, the fund realized $104,860,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $1,308,401,000 of ordinary income available for distribution. At October 31, 2016, the fund had available capital losses totaling $1,827,738,000 to offset future net capital gains. Of this amount, $463,013,000 is subject to expiration on October 31, 2017. Capital losses of $1,364,725,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2016, the cost of investment securities for tax purposes was $231,752,078,000. Net unrealized depreciation of investment securities for tax purposes was $3,441,938,000, consisting of unrealized gains of $23,934,524,000 on securities that had risen in value since their purchase and $27,376,462,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2016, the fund purchased $44,634,735,000 of investment securities and sold $6,501,844,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,382,998,000 and $200,062,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	18,871,841	1,326,569	33,775,753	2,133,278
Issued in Lieu of Cash Distributions	2,250,202	156,617	1,562,883	99,309
Redeemed	(8,239,949)	(562,185)	(6,598,206)	(433,915)
Net Increase (Decrease)—Investor Shares	12,882,094	921,001	28,740,430	1,798,672
ETF Shares
Issued	1,658,897	37,182	1,939,962	38,689
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(202,362)	(4,300)	(4)	—
Net Increase (Decrease)—ETF Shares	1,456,535	32,882	1,939,958	38,689

34

Total International Stock Index Fund

	Year Ended October 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	13,322,337	553,169	13,155,587	494,118
Issued in Lieu of Cash Distributions	1,029,578	42,833	827,223	31,318
Redeemed	(6,714,936)	(278,885)	(4,745,111)	(180,521)
Net Increase (Decrease)—Admiral Shares	7,636,979	317,117	9,237,699	344,915
Institutional Shares
Issued	6,315,000	65,205	5,691,327	53,792
Issued in Lieu of Cash Distributions	489,606	5,094	384,849	3,643
Redeemed	(3,033,866)	(31,122)	(2,103,646)	(19,550)
Net Increase (Decrease)—Institutional Shares	3,770,740	39,177	3,972,530	37,885
Institutional Plus Shares
Issued	14,020,321	147,086	25,223,565	236,739
Issued in Lieu of Cash Distributions	1,655,052	17,216	1,167,596	11,081
Redeemed	(4,241,334)	(43,672)	(3,342,972)	(31,100)
Net Increase (Decrease)—Institutional Plus Shares	11,434,039	120,630	23,048,189	216,720
Institutional Select Shares[1]
Issued	1,556,105	15,292	—	—
Issued in Lieu of Cash Distributions	8,579	81	—	—
Redeemed	(12,761)	(121)	—	—
Net Increase (Decrease)—Institutional Select Shares	1,551,923	15,252	—	—
1 Inception was June 24, 2016, for Institutional Select Shares.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

35

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International Stock Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $4,039,144,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $5,555,940,000 and foreign taxes paid of $424,718,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

36

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Total International Stock Index Fund Investor Shares
Periods Ended October 31, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.31%	4.29%	1.58%
Returns After Taxes on Distributions	0.49	3.48	0.97
Returns After Taxes on Distributions and Sale of Fund Shares	1.12	3.29	1.23

37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

38

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Index Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,027.42	$0.92
ETF Shares	1,000.00	1,027.76	0.51
Admiral Shares	1,000.00	1,027.65	0.56
Institutional Shares	1,000.00	1,027.55	0.46
Institutional Plus Shares	1,000.00	1,027.74	0.36
Institutional Select Shares	1,000.00	1,084.83	0.11
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.23	$0.92
ETF Shares	1,000.00	1,024.63	0.51
Admiral Shares	1,000.00	1,024.58	0.56
Institutional Shares	1,000.00	1,024.68	0.46
Institutional Plus Shares	1,000.00	1,024.78	0.36
Institutional Select Shares	1,000.00	1,017.65	0.11

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares, 0.10% for ETF Shares, 0.11% for Admiral Shares, 0.09% for Institutional Shares, 0.07% for Institutional
Plus Shares, and 0.045% for Institutional Select Shares (since inception). The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366 for Investor, ETF, Admiral, Institutional, and Institutional Plus Shares and 130/366 for Institutional Select Shares).

39

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

40

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Total International Stock Index: Total International Composite Index through August 31, 2006; MSCI EAFE + Emerging Markets Index through December 15, 2010; MSCI ACWI ex USA IMI Index through June 2, 2013; and FTSE Global All Cap ex US Index thereafter. Benchmark returns are adjusted for withholding taxes.

41

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1130 122016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2016: $315,000
Fiscal Year Ended October 31, 2015: $200,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2016: $9,629,849
Fiscal Year Ended October 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2016: $2,717,627
Fiscal Year Ended October 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2016: $254,050
Fiscal Year Ended October 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2016: $214,225
Fiscal Year Ended October 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2016: $468,275
Fiscal Year Ended October 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)

Common Stocks (99.2%)[1]
Argentina (0.0%)
Siderar SAIC Class A	390	—

Australia (5.1%)
Commonwealth Bank of Australia	19,112,988	1,064,044
Westpac Banking Corp.	37,388,955	864,623
Australia & New Zealand Banking Group Ltd.	32,707,104	690,629
National Australia Bank Ltd.	29,775,273	632,057
BHP Billiton Ltd.	36,122,889	631,101
CSL Ltd.	5,150,328	393,002
Wesfarmers Ltd.	12,588,498	391,995
Woolworths Ltd.	14,249,579	255,728
Macquarie Group Ltd.	3,468,019	209,641
Rio Tinto Ltd.	4,774,587	197,547
Scentre Group	57,593,042	184,330
Telstra Corp. Ltd.	48,466,244	183,298
Transurban Group	22,969,070	181,239
Woodside Petroleum Ltd.	8,250,860	176,619
Brambles Ltd.	17,751,504	155,421
Newcrest Mining Ltd.	8,491,171	148,677
Westfield Corp.	21,736,543	146,894
Amcor Ltd.	13,023,970	145,370
Suncorp Group Ltd.	14,464,583	131,283
South32 Ltd.	59,977,426	117,048
QBE Insurance Group Ltd.	15,412,389	116,773
Insurance Australia Group Ltd.	27,392,008	114,521
AMP Ltd.	32,952,649	114,271
AGL Energy Ltd.	7,610,037	110,860
Goodman Group	20,029,252	103,242
Stockland	26,874,875	90,258
Aristocrat Leisure Ltd.	7,132,724	83,046
Aurizon Holdings Ltd.	22,138,265	82,021
Ramsay Health Care Ltd.	1,456,655	81,114
Vicinity Centres	37,007,947	80,706
Origin Energy Ltd.	19,609,229	79,037
ASX Ltd.	2,164,678	77,434
Fortescue Metals Group Ltd.	18,105,776	75,984
APA Group	12,569,902	75,968
James Hardie Industries plc	5,021,769	74,743
Dexus Property Group	10,895,362	74,014
Sonic Healthcare Ltd.	4,648,375	72,294
GPT Group	20,197,259	71,405
Caltex Australia Ltd.	2,943,760	68,523
Treasury Wine Estates Ltd.	8,323,247	67,855
Mirvac Group	41,584,692	65,968
Oil Search Ltd.	13,152,966	65,931
LendLease Group	6,218,953	63,707
Cochlear Ltd.	639,645	62,149
Medibank Pvt Ltd.	30,912,102	60,561
Sydney Airport	12,392,669	58,913
Challenger Ltd.	6,436,116	52,542
Orica Ltd.	4,180,485	51,648
Tatts Group Ltd.	16,464,578	50,753
DUET Group (Stapled Security)	27,454,258	49,704
Santos Ltd.	18,435,480	49,329
Coca-Cola Amatil Ltd.	6,103,974	44,222
Computershare Ltd.	5,489,450	43,972
Bendigo & Adelaide Bank Ltd.	5,185,397	43,790
SEEK Ltd.	3,855,272	42,818
Incitec Pivot Ltd.	18,802,945	42,054
Boral Ltd.	8,343,977	39,866
BlueScope Steel Ltd.	6,456,341	38,303
Crown Resorts Ltd.	4,271,171	35,311

1

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Star Entertainment Grp Ltd.	9,266,815	35,065
Tabcorp Holdings Ltd.	9,335,137	34,297
Bank of Queensland Ltd.	4,300,152	34,122
Domino's Pizza Enterprises Ltd.	698,646	34,035
Alumina Ltd.	28,156,812	33,841
Healthscope Ltd.	19,446,208	32,621
Orora Ltd.	13,610,803	29,993
Vocus Communications Ltd.	6,658,412	28,868
JB Hi-Fi Ltd.	1,277,203	27,533
Ansell Ltd.	1,662,961	27,398
ALS Ltd.	5,672,214	26,802
Qantas Airways Ltd.	11,286,369	26,228
CIMIC Group Ltd.	1,099,522	24,675
REA Group Ltd.	597,515	23,173
AusNet Services	20,258,863	23,076
Harvey Norman Holdings Ltd.	5,923,590	22,685
Link Administration Holdings Ltd.	4,035,521	22,069
DuluxGroup Ltd.	4,420,852	21,621
Qube Holdings Ltd.	12,640,206	21,399
Northern Star Resources Ltd.	6,569,704	21,249
TPG Telecom Ltd.	3,692,397	21,173
Downer EDI Ltd.	4,739,533	20,948
Adelaide Brighton Ltd.	5,153,888	20,940
Iluka Resources Ltd.	4,767,371	20,901
IOOF Holdings Ltd.	3,344,130	20,818
Investa Office Fund	6,383,874	20,562
Evolution Mining Ltd.	11,603,861	20,463
* Mayne Pharma Group Ltd.	15,863,225	19,741
Magellan Financial Group Ltd.	1,197,387	19,337
carsales.com Ltd.	2,371,537	19,194
Macquarie Atlas Roads Group	5,254,517	18,824
nib holdings Ltd.	5,011,945	18,355
OZ Minerals Ltd.	3,464,901	17,704
Independence Group NL	5,327,370	17,347
Charter Hall Group	4,753,475	16,961
Perpetual Ltd.	488,752	16,783
Fairfax Media Ltd.	26,133,568	16,370
BT Investment Management Ltd.	2,318,334	16,251
^ Flight Centre Travel Group Ltd.	628,091	16,138
Primary Health Care Ltd.	5,435,774	15,844
* Metcash Ltd.	10,407,948	15,707
CSR Ltd.	5,620,515	15,607
* Whitehaven Coal Ltd.	6,784,979	15,604
* WorleyParsons Ltd.	2,428,402	15,520
Mineral Resources Ltd.	1,583,783	13,933
Shopping Centres Australasia Property Group	8,376,089	13,914
Navitas Ltd.	3,485,107	13,859
Sims Metal Management Ltd.	1,797,517	13,674
Nufarm Ltd.	2,027,469	13,611
GrainCorp Ltd. Class A	2,054,614	13,102
Regis Resources Ltd.	5,172,069	13,044
Charter Hall Retail REIT	4,006,129	12,616
^ Blackmores Ltd.	146,943	12,495
IRESS Ltd.	1,450,505	12,491
Sigma Pharmaceuticals Ltd.	12,370,377	12,484
BWP Trust	5,524,191	12,459
InvoCare Ltd.	1,249,950	12,402
Super Retail Group Ltd.	1,602,737	11,915
Bapcor Ltd.	3,020,003	11,775
Aveo Group	4,808,558	11,735
Cromwell Property Group	16,795,263	11,613
* St. Barbara Ltd.	5,568,908	11,366
Sirtex Medical Ltd.	531,448	11,249
Cleanaway Waste Management Ltd.	11,899,545	10,477

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Breville Group Ltd.	1,460,607	10,272
	G8 Education Ltd.	4,163,533	9,989
^	Platinum Asset Management Ltd.	2,590,116	9,809
	Premier Investments Ltd.	900,743	9,694
	ARB Corp. Ltd.	741,624	9,605
	Pact Group Holdings Ltd.	1,920,245	9,572
	Southern Cross Media Group Ltd.	8,614,041	9,404
	Spotless Group Holdings Ltd.	12,313,728	9,341
	Beach Energy Ltd.	16,273,664	8,858
	Steadfast Group Ltd.	5,357,166	8,699
	Retail Food Group Ltd.	1,679,789	8,641
	Webjet Ltd.	1,031,000	8,565
	SAI Global Ltd.	2,407,867	8,562
	Mantra Group Ltd.	3,286,756	8,206
	Myer Holdings Ltd.	9,103,479	8,114
	Automotive Holdings Group Ltd.	2,616,426	8,042
*	Aconex Ltd.	1,895,066	8,009
	Ardent Leisure Group	5,176,392	7,927
	Abacus Property Group	3,627,170	7,705
2	MYOB Group Ltd.	2,662,113	7,470
	Altium Ltd.	1,231,198	7,329
*	Saracen Mineral Holdings Ltd.	8,479,186	7,327
*,^	Syrah Resources Ltd.	2,651,766	7,250
	Seven Group Holdings Ltd.	1,037,809	7,153
	GUD Holdings Ltd.	989,828	7,140
*	Nanosonics Ltd.	2,633,857	6,934
^	Monadelphous Group Ltd.	980,570	6,929
	Eclipx Group Ltd.	2,348,541	6,869
	Technology One Ltd.	1,592,226	6,800
	Sandfire Resources NL	1,704,981	6,725
	Resolute Mining Ltd.	5,579,636	6,591
*	NEXTDC Ltd.	2,356,837	6,585
	Brickworks Ltd.	637,638	6,535
	Genworth Mortgage Insurance Australia Ltd.	2,807,372	6,526
	GWA Group Ltd.	2,979,033	6,457
	APN Outdoor Group Ltd.	1,778,897	6,415
	Costa Group Holdings Ltd.	2,946,531	6,373
*,^	Orocobre Ltd.	2,152,357	6,268
	Credit Corp. Group Ltd.	443,380	5,966
	Australian Pharmaceutical Industries Ltd.	4,098,578	5,908
*	Australian Agricultural Co. Ltd.	4,427,135	5,867
^	Bellamy's Australia Ltd.	677,069	5,847
	National Storage REIT	5,173,808	5,695
	Gateway Lifestyle	3,166,233	5,570
*	Perseus Mining Ltd.	11,699,216	5,499
	Bega Cheese Ltd.	1,467,129	5,495
	Corporate Travel Management Ltd.	376,499	5,428
*,^	Western Areas Ltd.	2,880,079	5,402
	Greencross Ltd.	987,275	5,232
^	IPH Ltd.	1,173,481	5,217
	McMillan Shakespeare Ltd.	633,946	5,208
	oOh!media Ltd.	1,592,786	5,173
*,^	Galaxy Resources Ltd.	19,162,353	5,135
	Seven West Media Ltd.	9,943,508	5,124
	FlexiGroup Ltd.	2,993,487	5,112
	Tassal Group Ltd.	1,640,701	4,797
	IDP Education Ltd.	1,362,786	4,692
^	Growthpoint Properties Australia Ltd.	1,982,987	4,678
*	UGL Ltd.	1,903,013	4,646
*	Bradken Ltd.	1,900,243	4,645
	iSentia Group Ltd.	1,730,771	4,625
*	Pilbara Minerals Ltd.	11,490,143	4,528
	Asaleo Care Ltd.	4,016,534	4,450
	Nine Entertainment Co. Holdings Ltd.	6,762,592	4,411

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Infigen Energy	5,760,567	4,401
^	Folkestone Education Trust	2,324,487	4,383
^	Cover-More Group Ltd.	4,044,780	4,375
^	Regis Healthcare Ltd.	1,448,582	4,332
*,^	Beadell Resources Ltd.	12,165,518	4,328
*	Karoon Gas Australia Ltd.	2,455,957	4,267
	360 Capital Industrial Fund	2,220,566	4,153
^	TFS Corp. Ltd.	3,783,950	4,028
	SmartGroup Corp. Ltd.	884,819	4,017
*,^	Gold Road Resources Ltd.	9,206,786	4,012
*	APN News & Media Ltd.	1,964,490	3,996
	Village Roadshow Ltd.	1,017,211	3,933
	Ingenia Communities Group	1,880,583	3,892
	RCG Corp. Ltd.	3,467,745	3,833
^	Estia Health Ltd.	1,874,370	3,819
	Virtus Health Ltd.	715,637	3,787
^	Japara Healthcare Ltd.	2,629,903	3,755
	Arena REIT	2,507,168	3,695
^	Select Harvests Ltd.	786,535	3,655
	Collins Foods Ltd.	998,647	3,649
	Cabcharge Australia Ltd.	1,321,249	3,612
	GDI Property Group	4,879,785	3,602
	Tox Free Solutions Ltd.	1,893,430	3,398
	Hotel Property Investments	1,566,338	3,358
^	BWX Ltd.	873,697	3,174
*,^	Blue Sky Alternative Investments Ltd.	565,543	3,126
	SG Fleet Group Ltd.	1,144,565	3,126
	Programmed Maintenance Services Ltd.	2,861,477	3,119
	OFX Group Ltd.	2,552,368	3,005
	Astro Japan Property Group	560,617	2,881
	RCR Tomlinson Ltd.	1,390,444	2,813
	MACA Ltd.	2,069,104	2,771
*	Ten Network Holdings Ltd.	3,410,213	2,679
*,^	Highfield Resources Ltd.	3,026,475	2,614
	CSG Ltd.	2,653,258	2,582
*,^	Cardno Ltd.	3,671,548	2,578
*,^	Mesoblast Ltd.	2,688,955	2,501
*,^	Starpharma Holdings Ltd.	4,387,300	2,432
	WPP AUNZ Ltd.	3,855,664	2,387
*	Senex Energy Ltd.	12,205,910	2,338
	Thorn Group Ltd.	1,673,182	2,193
*	AWE Ltd.	5,166,561	2,116
	Ainsworth Game Technology Ltd.	1,530,232	2,076
	Cedar Woods Properties Ltd.	603,082	2,060
*,^	Liquefied Natural Gas Ltd.	4,770,276	2,006
	Newcrest Mining Ltd. ADR	107,626	1,858
*,^	Paladin Energy Ltd.	16,159,986	1,718
	Reject Shop Ltd.	300,339	1,705
*,^	Mount Gibson Iron Ltd.	6,715,692	1,668
*,^	Lynas Corp. Ltd.	37,476,920	1,592
	Decmil Group Ltd.	1,721,395	1,446
	ERM Power Ltd.	1,291,903	1,104
*	Watpac Ltd.	1,463,077	994
*	Billabong International Ltd.	1,036,585	951
*,^	Slater & Gordon Ltd.	3,243,013	897
*,^	MMA Offshore Ltd.	3,847,515	892
	NZME Ltd.	1,775,571	845
	Cash Converters International Ltd.	3,382,547	823
	SMS Management & Technology Ltd.	639,392	741
	Sims Metal Management Ltd. ADR	66,577	507
*	Acrux Ltd.	1,854,394	480
*,^	Arrium Ltd.	26,938,843	451
*,^	Capitol Health Ltd.	4,336,820	412
*,^	S2 Resources Ltd.	1,172,702	406

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*,^	Kingsgate Consolidated Ltd.	1,711,181	265
*	Strandline Resources Ltd.	887,913	5
	New Hope Corp. Ltd.	2,124	3
*	SGH Energy Pty Ltd.	5,925,255	—
*	Kagara Ltd.	2,282,838	—
*,^	DSHE Holdings Ltd.	1,313,373	—
*	Jacana Minerals Ltd.	215,615	—
			11,415,872
Austria (0.2%)
	Erste Group Bank AG	3,227,017	101,196
	OMV AG	1,615,472	50,418
	voestalpine AG	1,275,715	45,194
	ANDRITZ AG	812,364	42,475
	BUWOG AG	1,006,690	24,332
	IMMOFINANZ AG	10,253,267	22,067
*	Raiffeisen Bank International AG	1,311,612	21,481
	Wienerberger AG	1,322,541	21,135
	CA Immobilien Anlagen AG	804,368	14,594
	Conwert Immobilien Invest SE	778,276	13,806
	Lenzing AG	102,149	13,313
	Oesterreichische Post AG	377,774	13,034
^	Verbund AG	743,472	12,399
	Mayr Melnhof Karton AG	89,001	9,858
	Schoeller-Bleckmann Oilfield Equipment AG	125,193	8,870
	Telekom Austria AG Class A	1,544,129	8,869
	Vienna Insurance Group AG Wiener Versicherung Gruppe	435,556	8,584
	UNIQA Insurance Group AG	1,267,291	8,163
	RHI AG	288,127	7,252
	S IMMO AG	636,041	6,825
	Strabag SE	178,892	6,004
	Zumtobel Group AG	325,801	5,715
^	DO & CO AG	72,457	5,614
	EVN AG	338,621	3,960
	Palfinger AG	119,686	3,621
^	Semperit AG Holding	99,712	2,704
*	Flughafen Wien AG	109,187	2,647
	Kapsch TrafficCom AG	55,814	2,499
			486,629
Belgium (0.9%)
*	Anheuser-Busch InBev SA/NV	8,976,387	1,030,223
*	KBC Group NV	3,097,383	188,820
	UCB SA	1,352,686	91,539
	Solvay SA Class A	793,248	90,997
	Ageas	2,256,713	82,446
	Groupe Bruxelles Lambert SA	874,466	75,175
	Umicore SA	1,035,964	62,968
	Proximus SADP	1,567,678	44,871
	Colruyt SA	742,659	39,917
	Ackermans & van Haaren NV	279,773	38,833
	bpost SA	1,122,716	29,869
*	Telenet Group Holding NV	547,233	29,300
	Cofinimmo SA	228,525	26,755
	Ontex Group NV	826,060	24,987
	Sofina SA	175,718	24,544
	Bekaert SA	389,658	17,323
	Melexis NV	239,364	15,672
	Elia System Operator SA/NV	297,828	15,413
	Warehouses De Pauw CVA	161,967	14,923
	D'ieteren SA/NV	302,722	13,345
	Befimmo SA	215,328	12,550
	Euronav NV	1,473,544	11,529
*	Aedifica SA	138,111	11,457
	Gimv NV	212,740	11,450
	Ion Beam Applications	227,938	10,825

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Econocom Group SA/NV	618,478	9,197
*	Tessenderlo Chemie NV (Voting Shares)	263,320	8,791
	Cie d'Entreprises CFE	78,466	8,649
*	AGFA-Gevaert NV	1,887,336	7,844
	Barco NV	94,082	7,399
*	Orange Belgium SA	314,789	7,090
	Kinepolis Group NV	146,771	6,604
*	KBC Ancora	172,687	6,549
*,^	Nyrstar (Voting Shares)	1,041,855	5,350
	Van de Velde NV	72,848	5,131
	EVS Broadcast Equipment SA	110,819	3,879
	Wereldhave Belgium NV	25,309	3,168
			2,095,382
Brazil (1.9%)
	Itau Unibanco Holding SA Preference Shares	27,151,755	326,638
	Banco Bradesco SA Preference Shares	25,685,877	269,090
	Ambev SA	44,783,416	264,183
*	Petroleo Brasileiro SA Preference Shares	39,698,964	220,011
*	Petroleo Brasileiro SA	36,070,457	210,637
	Itausa - Investimentos Itau SA Preference Shares	43,295,512	128,042
	Cielo SA	11,752,862	119,296
	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	19,401,529	114,270
*	Vale SA Preference Shares	17,618,701	113,870
	BRF SA	6,789,303	113,580
	Ultrapar Participacoes SA	4,326,476	98,037
	Itau Unibanco Holding SA ADR	7,892,578	94,158
	Banco do Brasil SA	9,647,522	88,526
	Kroton Educacional SA	17,104,216	85,200
*	Vale SA	12,072,370	83,508
	Banco Bradesco SA	7,482,862	74,383
	BB Seguridade Participacoes SA	6,780,682	68,274
	Raia Drogasil SA	2,794,093	62,027
	Lojas Renner SA	7,165,500	60,610
	Banco Bradesco SA ADR	5,673,505	59,061
	Telefonica Brasil SA Preference Shares	3,707,493	53,638
	CCR SA	9,758,177	53,040
*	Petroleo Brasileiro SA ADR Type A	4,459,676	49,324
	Ambev SA ADR	7,977,228	47,066
	Lojas Americanas SA Preference Shares	6,859,830	44,486
	Banco Santander Brasil SA	5,141,000	42,359
	Equatorial Energia SA	2,222,883	39,653
	Hypermarcas SA	4,247,847	35,612
	CETIP SA - Mercados Organizados	2,480,768	34,872
*	Petroleo Brasileiro SA ADR	2,935,765	34,260
	WEG SA	6,120,255	33,746
	Embraer SA	6,229,605	33,470
	Klabin SA	6,222,039	32,065
	Engie Brasil Energia SA	2,357,020	29,943
	Cia de Saneamento Basico do Estado de Sao Paulo	2,776,594	29,314
*	Vale SA Class B Pfd. ADR	4,281,811	27,575
	Gerdau SA Preference Shares	7,722,401	26,661
*	BR Malls Participacoes SA	6,408,509	25,658
*	Rumo Logistica Operadora Multimodal SA	10,908,432	24,400
	JBS SA	7,652,424	23,279
	CPFL Energia SA	3,014,646	22,874
	Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	1,194,602	22,829
	TIM Participacoes SA	8,188,530	22,729
	M Dias Branco SA	514,271	21,961
^	BRF SA ADR	1,257,934	21,033
	Cia Energetica de Minas Gerais Preference Shares	6,512,666	19,893
	Localiza Rent a Car SA	1,582,657	19,649
*,^	Vale SA Class B ADR	2,769,100	19,162
	BTG Pactual Group	3,659,678	18,642
	Natura Cosmeticos SA	1,921,781	18,459

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Cia Siderurgica Nacional SA	5,408,748	18,199
*	Centrais Eletricas Brasileiras SA	2,367,445	17,578
	Multiplan Empreendimentos Imobiliarios SA	863,247	17,349
	Estacio Participacoes SA	2,934,222	17,015
	Cosan SA Industria e Comercio	1,242,494	16,707
	Sul America SA	2,757,843	16,649
	EDP - Energias do Brasil SA	3,408,173	16,390
	Qualicorp SA	2,492,371	16,038
	Itau Unibanco Holding SA	1,367,379	14,282
	Fibria Celulose SA	1,779,255	14,236
	TOTVS SA	1,566,427	14,212
*	Centrais Eletricas Brasileiras SA Preference Shares	1,621,568	13,894
	MRV Engenharia e Participacoes SA	3,156,412	12,222
	Braskem SA Preference Shares	1,350,046	11,957
	Fleury SA	890,431	11,786
	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,093,890	11,508
	Suzano Papel e Celulose SA Preference Shares Class A	3,256,626	11,488
	Smiles SA	628,100	11,464
	Odontoprev SA	2,926,296	11,001
	Porto Seguro SA	1,111,701	10,542
*	Metalurgica Gerdau SA Preference Shares Class A	6,941,241	10,329
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,028,021	10,198
	Telefonica Brasil SA ADR	708,095	10,197
	Bradespar SA Preference Shares	2,497,361	10,155
	Sao Martinho SA	497,514	9,908
	Cia Hering	1,622,444	9,840
	Cia Energetica de Sao Paulo Preference Shares	2,102,514	9,768
	Lojas Americanas SA	1,982,910	9,728
	AES Tiete Energia SA	1,771,803	9,181
	Embraer SA ADR	426,292	9,118
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	398,567	8,648
	Duratex SA	3,179,915	8,587
	CVC Brasil Operadora e Agencia de Viagens SA	1,109,000	8,512
	Cia Brasileira de Distribuicao ADR	440,909	8,399
	Banco do Estado do Rio Grande do Sul SA Preference Shares	1,942,596	8,277
	Cia Paranaense de Energia Preference Shares	686,750	7,864
*,^	Cia Siderurgica Nacional SA ADR	2,329,518	7,851
	Multiplus SA	560,044	7,594
*	B2W Cia Digital	1,538,354	7,557
	Transmissora Alianca de Energia Eletrica SA	1,161,867	7,553
	Linx SA	1,265,566	7,533
	Cia de Saneamento de Minas Gerais-COPASA	706,617	7,376
*	Usinas Siderurgicas de Minas Gerais SA Preference Shares	5,159,129	7,289
*	Centrais Eletricas Brasileiras SA ADR Prf Class B	833,858	7,230
	Gerdau SA ADR	2,025,845	6,949
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	714,373	6,694
*	EcoRodovias Infraestrutura e Logistica SA	2,233,062	6,625
	Iguatemi Empresa de Shopping Centers SA	697,551	6,589
	Fibria Celulose SA ADR	760,904	6,072
*	Centrais Eletricas Brasileiras SA ADR	805,734	5,954
*	Marcopolo SA Preference Shares	5,806,404	5,930
*	Minerva SA	1,794,400	5,683
	Alupar Investimento SA	973,368	5,666
	Cia Energetica de Minas Gerais ADR	1,835,541	5,543
	Cia Paranaense de Energia ADR	469,362	5,355
	Grendene SA	866,423	5,326
*	Marfrig Global Foods SA	2,842,756	5,067
	Alpargatas SA Preference Shares	1,494,136	4,966
	Aliansce Shopping Centers SA	890,494	4,681
	Arezzo Industria e Comercio SA	500,546	4,637
	Light SA	840,659	4,622
	Via Varejo SA	1,499,600	4,299
	Cia de Gas de Sao Paulo COMGAS Preference Shares Class A	255,846	4,168
	Iochpe Maxion SA	753,355	3,823

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
CPFL Energia SA ADR	224,727	3,416
* FPC Par Corretora de Seguros SA	689,000	3,257
Ez Tec Empreendimentos e Participacoes SA	622,197	3,222
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference Shares	980,613	3,180
Braskem SA ADR	172,888	3,069
Mahle-Metal Leve SA	431,634	2,993
Even Construtora e Incorporadora SA	2,147,883	2,988
Tupy SA	717,969	2,980
TIM Participacoes SA ADR	207,328	2,872
Dimed SA Distribuidora da Medicamentos	18,190	2,866
* Randon Participacoes SA Preference Shares	1,912,993	2,865
* Magnesita Refratarios SA	393,225	2,792
JSL SA	760,868	2,789
BR Properties SA	988,419	2,660
* Santos Brasil Participacoes SA	2,797,245	2,647
Cia Energetica de Minas Gerais	864,228	2,626
SLC Agricola SA	508,054	2,516
Cia Energetica do Ceara Preference Shares	166,733	2,488
2 Ser Educacional SA	376,500	2,438
* Gol Linhas Aereas Inteligentes SA Preference Shares	956,800	2,356
QGEP Participacoes SA	1,203,495	2,081
Sonae Sierra Brasil SA	317,260	1,907
GAEC Educacao SA	450,484	1,905
Gafisa SA	2,401,323	1,851
Cia Paranaense de Energia	245,100	1,816
Direcional Engenharia SA	1,017,569	1,760
Gafisa SA ADR	1,101,600	1,719
Guararapes Confeccoes SA	79,135	1,637
* Usinas Siderurgicas de Minas Gerais SA	585,852	1,619
* Marisa Lojas SA	485,786	1,179
* Aliansce Shopping Centers SA	219,996	1,168
Paranapanema SA	1,384,853	746
* Eneva SA	153,600	700
Gol Linhas Aereas Inteligentes SA ADR	12,820	315
Oi SA ADR	1,742	9
* Contax Participacoes SA	454	2
Itausa - Investimentos Itau SA	46	—
* Cia de Gas de Sao Paulo - COMGAS	2	—
Klabin SA Preference Shares	3	—
* Restoque Comercio e Confeccoes de Roupas SA	1	—
		4,260,345
Canada (6.8%)
^ Royal Bank of Canada	16,679,610	1,042,087
Toronto-Dominion Bank	20,791,988	943,413
Bank of Nova Scotia	13,635,058	732,733
Suncor Energy Inc.	18,758,434	562,907
Canadian National Railway Co.	7,770,417	488,482
^ Bank of Montreal (Toronto Shares)	7,243,482	460,973
Enbridge Inc.	10,417,266	449,838
TransCanada Corp.	9,002,990	407,561
Canadian Natural Resources Ltd.	12,357,096	392,188
Brookfield Asset Management Inc. Class A (Toronto Shares)	9,869,703	345,620
Canadian Imperial Bank of Commerce	4,448,416	333,308
^ Manulife Financial Corp.	22,205,957	321,674
Canadian Pacific Railway Ltd.	1,704,154	243,610
Sun Life Financial Inc.	6,887,228	230,499
Alimentation Couche-Tard Inc. Class B	4,439,020	222,994
Barrick Gold Corp. (Toronto Shares)	12,591,364	221,543
Magna International Inc.	4,211,029	172,893
Rogers Communications Inc. Class B	4,085,595	164,362
Potash Corp. of Saskatchewan Inc.	9,451,490	153,684
Thomson Reuters Corp.	3,829,954	150,937
BCE Inc.	3,249,479	147,635
Goldcorp Inc.	9,616,275	146,040

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Agrium Inc.	1,555,821	142,823
* CGI Group Inc. Class A	2,892,376	137,384
^ Fortis Inc.	4,166,610	137,147
Cenovus Energy Inc.	9,400,779	135,618
National Bank of Canada	3,795,603	135,491
^ Pembina Pipeline Corp.	4,371,265	134,302
Fairfax Financial Holdings Ltd.	259,738	133,025
Franco-Nevada Corp.	2,001,139	130,977
Agnico Eagle Mines Ltd.	2,523,327	128,151
Loblaw Cos. Ltd.	2,576,575	127,129
Silver Wheaton Corp.	4,953,247	119,354
Teck Resources Ltd. Class B	5,305,446	114,550
Restaurant Brands International Inc.	2,473,329	109,956
Saputo Inc.	2,866,939	103,024
Encana Corp.	10,790,278	102,891
Intact Financial Corp.	1,484,378	100,906
Waste Connections Inc.	1,314,087	98,832
Imperial Oil Ltd.	2,973,117	96,422
Shaw Communications Inc. Class B	4,720,862	93,551
Dollarama Inc.	1,156,255	86,402
Open Text Corp.	1,372,614	85,224
^ Power Corp. of Canada	3,966,350	85,076
Great-West Lifeco Inc.	3,374,981	84,771
Constellation Software Inc.	179,181	83,940
Metro Inc.	2,685,528	83,011
^ Inter Pipeline Ltd.	3,769,157	78,148
^ Canadian Tire Corp. Ltd. Class A	785,177	76,323
First Quantum Minerals Ltd.	7,774,594	73,845
TELUS Corp.	2,229,412	72,186
RioCan REIT	3,581,089	69,630
SNC-Lavalin Group Inc.	1,701,122	69,120
Gildan Activewear Inc.	2,640,052	67,807
Crescent Point Energy Corp.	5,658,348	67,370
^ ARC Resources Ltd.	3,954,544	67,133
CCL Industries Inc. Class B	367,924	65,432
* Valeant Pharmaceuticals International Inc.	3,568,176	63,686
* Seven Generations Energy Ltd. Class A	2,971,389	63,358
Power Financial Corp.	2,646,938	62,557
Canadian Utilities Ltd. Class A	2,184,829	62,435
^ Keyera Corp.	2,058,414	61,785
* Tourmaline Oil Corp.	2,307,141	60,461
Onex Corp.	918,129	59,388
* Kinross Gold Corp.	13,967,373	54,253
H&R REIT	3,169,503	53,900
Waste Connections Inc.	671,406	50,387
^ PrairieSky Royalty Ltd.	2,301,457	50,051
^ CI Financial Corp.	2,569,259	47,275
George Weston Ltd.	577,721	47,077
Vermilion Energy Inc.	1,164,384	45,662
^ AltaGas Ltd.	1,833,304	45,364
Industrial Alliance Insurance & Financial Services Inc.	1,159,135	44,886
CAE Inc.	3,045,180	42,773
Element Fleet Management Corp.	4,308,147	41,980
Tahoe Resources Inc.	3,445,488	41,306
^ Peyto Exploration & Development Corp.	1,591,169	40,880
* BlackBerry Ltd.	5,629,772	39,748
Yamana Gold Inc.	10,608,228	37,884
* Detour Gold Corp.	1,943,305	37,046
Methanex Corp.	1,016,564	36,947
* Husky Energy Inc.	3,391,460	36,486
^ WSP Global Inc.	1,117,058	36,186
2 Hydro One Ltd.	1,954,465	35,656
Finning International Inc.	1,899,741	35,352
Ritchie Bros Auctioneers Inc.	1,006,316	34,797

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Cameco Corp.	4,409,695	33,961
^	Canadian Apartment Properties REIT	1,516,673	33,154
^	Veresen Inc.	3,465,776	31,394
^	Whitecap Resources Inc.	3,927,522	31,390
^	Smart REIT	1,251,429	31,209
*	B2Gold Corp.	10,506,236	30,392
	Atco Ltd.	852,136	29,872
*	Bombardier Inc. Class B	21,746,653	28,859
^	Enbridge Income Fund Holdings Inc.	1,131,108	28,706
	IGM Financial Inc.	1,062,911	28,528
^	Canadian REIT	816,388	28,108
*	Turquoise Hill Resources Ltd.	9,019,950	27,975
*	Lundin Mining Corp.	6,986,152	27,345
^	Cineplex Inc.	716,691	27,251
	Quebecor Inc. Class B	954,332	26,781
	Stantec Inc.	1,180,640	26,266
	Pan American Silver Corp.	1,613,414	25,766
	Algonquin Power & Utilities Corp.	2,904,690	25,662
*	Eldorado Gold Corp.	7,997,637	25,222
^	Empire Co. Ltd.	1,741,134	25,079
	Parkland Fuel Corp.	1,067,195	24,927
	TransForce Inc.	1,050,315	23,828
^	Chartwell Retirement Residences	2,134,050	23,770
	Allied Properties REIT	876,922	23,576
	Linamar Corp.	576,645	23,452
	Alamos Gold Inc.	2,971,880	23,309
	MacDonald Dettwiler & Associates Ltd.	404,579	23,156
	West Fraser Timber Co. Ltd.	666,350	22,813
*	New Gold Inc.	5,776,692	22,783
^	Toromont Industries Ltd.	765,418	22,484
^	Northland Power Inc.	1,220,156	21,832
	Cominar REIT	1,912,688	21,190
	OceanaGold Corp.	6,861,500	20,974
	Cott Corp.	1,547,891	20,299
*,^	IAMGOLD Corp.	5,031,050	20,142
	Gibson Energy Inc.	1,593,608	19,996
	TMX Group Ltd.	428,217	19,759
^	Emera Inc.	564,095	19,674
*	Raging River Exploration Inc.	2,410,987	19,323
	Maple Leaf Foods Inc.	844,624	19,238
^	Canadian Western Bank	998,341	18,943
*	Parex Resources Inc.	1,632,839	18,784
	Enerplus Corp.	2,730,668	18,384
	ShawCor Ltd.	707,727	17,702
*	Descartes Systems Group Inc.	846,481	17,639
	First Capital Realty Inc.	1,099,251	17,530
*,^	Amaya Inc.	1,289,119	17,261
^	Stella-Jones Inc.	478,324	16,975
	Granite REIT	527,284	16,589
	Capital Power Corp.	1,072,798	16,516
^	Boardwalk REIT	446,837	16,397
*	Celestica Inc.	1,385,563	16,394
*	Torex Gold Resources Inc.	874,410	16,265
*	Pretium Resources Inc.	1,641,874	16,048
^	Hudson's Bay Co.	1,296,235	15,926
^	DH Corp.	1,211,892	15,685
*	Birchcliff Energy Ltd.	2,454,158	15,626
	New Flyer Industries Inc.	550,328	15,386
^	Mullen Group Ltd.	1,108,830	15,368
	FirstService Corp.	378,431	15,334
^	Dream Office REIT	1,201,741	14,971
^	Home Capital Group Inc. Class B	754,438	14,934
	Precision Drilling Corp.	3,317,139	14,789
^	Artis REIT	1,677,906	14,661

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*,^	First Majestic Silver Corp.	1,817,809	14,596
	Endeavour Mining Corp.	746,150	14,575
	Enercare Inc.	1,002,446	14,484
*	Silver Standard Resources Inc.	1,315,536	14,437
	TransAlta Corp.	3,256,344	14,348
*	SEMAFO Inc.	3,627,248	14,225
*,^	ProMetic Life Sciences Inc.	6,701,354	14,089
	Colliers International Group Inc.	404,469	14,082
^	Superior Plus Corp.	1,570,563	13,981
*	Advantage Oil & Gas Ltd.	2,063,724	13,924
*,^	NovaGold Resources Inc.	2,699,096	13,503
^	Innergex Renewable Energy Inc.	1,204,759	13,392
	Westshore Terminals Investment Corp.	689,094	13,291
	Laurentian Bank of Canada	340,358	12,579
^	Manitoba Telecom Services Inc.	449,957	12,577
	Osisko Gold Royalties Ltd.	1,188,919	12,516
	Jean Coutu Group PJC Inc. Class A	812,435	12,235
	Winpak Ltd.	331,157	11,318
	Norbord Inc.	479,539	11,280
	TransAlta Renewables Inc.	1,013,550	11,191
^	Corus Entertainment Inc. Class B	1,335,585	11,023
	HudBay Minerals Inc.	2,598,644	10,946
	Russel Metals Inc.	684,179	10,890
^	TORC Oil & Gas Ltd.	1,919,165	10,860
^	Canadian Energy Services & Technology Corp.	2,721,382	10,733
	Enerflex Ltd.	981,638	10,429
^	Secure Energy Services Inc.	1,684,604	10,324
*	Canfor Corp.	888,550	9,857
	North West Co. Inc.	512,206	9,776
^	Genworth MI Canada Inc.	444,117	9,645
^	Pengrowth Energy Corp.	6,211,028	9,585
	Barrick Gold Corp. (New York Shares)	542,921	9,550
	Transcontinental Inc. Class A	704,355	9,421
	Centerra Gold Inc.	1,847,228	9,337
*	ECN Capital Corp.	4,268,127	9,324
*,^	Baytex Energy Corp.	2,418,845	9,305
	Nevsun Resources Ltd.	3,165,508	9,181
	Aimia Inc.	1,697,371	9,175
*,^	Penn West Petroleum Ltd.	5,728,717	9,140
	Pason Systems Inc.	782,241	8,894
*	NuVista Energy Ltd.	1,659,316	8,437
	Ensign Energy Services Inc.	1,395,544	8,417
*	Great Canadian Gaming Corp.	502,307	8,344
	Enghouse Systems Ltd.	219,821	8,258
	Just Energy Group Inc.	1,565,105	8,215
	Aecon Group Inc.	631,620	8,165
	Dominion Diamond Corp.	944,533	8,028
*	ATS Automation Tooling Systems Inc.	925,500	7,935
*	Crew Energy Inc.	1,606,954	7,895
^	Northview Apartment REIT	529,338	7,865
*,^	Kelt Exploration Ltd.	1,680,991	7,432
	Cascades Inc.	751,952	7,092
	Dorel Industries Inc. Class B	279,104	7,085
*,^	MEG Energy Corp.	1,720,992	7,018
*	Fortis Inc.	213,543	7,015
*,^	China Gold International Resources Corp. Ltd.	2,646,067	6,865
*,^	Paramount Resources Ltd. Class A	585,157	6,640
	Brookfield Asset Management Inc. Class A (New York Shares)	187,701	6,573
^	Extendicare Inc.	956,176	6,573
	Cogeco Communications Inc.	128,854	6,010
^	Bonterra Energy Corp.	314,351	5,915
*	Gran Tierra Energy Inc. (Toronto Shares)	1,843,835	5,389
*	Alacer Gold Corp.	2,543,251	5,138
*,^	Sierra Wireless Inc.	362,165	4,952

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Martinrea International Inc.	802,515	4,709
^	AutoCanada Inc.	275,312	4,526
	Morguard REIT	379,196	4,297
*,^	Athabasca Oil Corp.	4,244,958	3,988
*	Gran Tierra Energy Inc. (American Shares)	1,352,643	3,936
	Canaccord Genuity Group Inc.	1,125,296	3,515
	Restaurant Brands International Inc.	70,000	3,113
*,^	DREAM Unlimited Corp. Class A	585,982	3,019
^	First National Financial Corp.	160,434	2,924
	Sprott Inc.	1,539,346	2,559
*,^	Avigilon Corp.	388,311	2,461
^	Concordia International Corp.	462,627	1,580
*	Pacific Exploration and Production Corp.	3,304,126	1,577
*	Osisko Gold Royalties Warrants Exp. 02/26/2019	38,586	83
	Canexus Corp.	13,700	16
*,^	Great Basin Gold Ltd.	2,279,068	4
*	Poseidon Concepts Corp.	320,721	1
			15,282,632
Chile (0.3%)
	SACI Falabella	5,453,776	42,824
	Empresas COPEC SA	4,231,749	42,522
	Cencosud SA	12,665,743	41,290
*	Latam Airlines Group SA (Santiago Shares)	3,681,171	35,259
	Banco Santander Chile	608,180,469	34,030
	Banco de Chile	277,413,078	33,019
	Enersis Americas SA	193,651,346	32,800
	Banco de Credito e Inversiones	554,385	28,494
	Empresas CMPC SA	12,417,278	26,898
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	843,163	25,012
	Aguas Andinas SA Class A	34,338,304	22,641
	Empresa Nacional de Electricidad SA	31,766,417	21,913
	Enersis Chile SA	193,409,975	19,364
*	Itau CorpBanca	1,979,716,683	17,996
	Cia Cervecerias Unidas SA	1,663,291	17,865
	Colbun SA	78,494,011	17,101
*	Empresa Nacional de Telecomunicaciones SA	1,546,492	16,584
	Parque Arauco SA	6,298,209	15,619
	Endesa Americas SA	31,996,525	14,888
	Vina Concha y Toro SA	6,368,411	11,114
	SONDA SA	5,247,439	10,845
	Embotelladora Andina SA Preference Shares	2,618,551	10,501
	Engie Energia Chile SA	5,795,546	10,283
	AES Gener SA	29,142,286	9,929
	Inversiones Aguas Metropolitanas SA	4,998,782	9,115
	Ripley Corp. SA	12,406,065	7,782
	CAP SA	829,737	5,792
	Sociedad Quimica y Minera de Chile SA ADR	192,998	5,647
	Banco Santander Chile ADR	229,977	5,255
	Enersis Americas SA ADR	562,005	4,873
	Inversiones La Construccion SA	373,682	4,569
	Empresa Nacional de Electricidad SA ADR	211,130	4,383
	Forus SA	1,003,363	3,615
	Endesa Americas SA ADR	210,641	3,027
	Enersis Chile SA ADR	559,064	2,779
*	Cia Sud Americana de Vapores SA	135,399,698	2,761
*	Latam Airlines Group SA ADR	73,423	704
			619,093
China (4.6%)
	Tencent Holdings Ltd.	60,126,108	1,593,482
	China Construction Bank Corp.	1,028,132,073	750,790
	China Mobile Ltd.	59,912,693	686,383
	Industrial & Commercial Bank of China Ltd.	810,426,620	486,450
	Bank of China Ltd.	846,994,059	379,555
	Ping An Insurance Group Co. of China Ltd.	56,172,587	295,666

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	CNOOC Ltd.	181,161,136	227,950
	China Petroleum & Chemical Corp.	287,262,516	207,749
	China Life Insurance Co. Ltd. Class H	83,678,659	207,166
	PetroChina Co. Ltd.	237,780,766	162,698
	China Overseas Land & Investment Ltd.	43,169,620	132,526
	Agricultural Bank of China Ltd.	290,497,686	122,204
	China Pacific Insurance Group Co. Ltd.	29,098,463	104,911
	China Merchants Bank Co. Ltd.	42,971,810	104,497
	China Telecom Corp. Ltd.	182,011,459	93,838
	PICC Property & Casualty Co. Ltd.	51,776,628	83,573
	China Minsheng Banking Corp. Ltd.	73,412,117	83,530
	CITIC Ltd.	55,770,725	80,029
	China Shenhua Energy Co. Ltd.	38,375,612	79,561
	China Unicom Hong Kong Ltd.	64,685,104	75,941
	China Resources Land Ltd.	30,471,022	75,676
	Bank of Communications Co. Ltd.	90,415,445	68,722
	Haitong Securities Co. Ltd.	38,291,852	67,748
	Hengan International Group Co. Ltd.	8,208,709	65,216
	Sinopharm Group Co. Ltd.	11,813,897	57,368
	CITIC Securities Co. Ltd.	25,657,010	56,742
	China CITIC Bank Corp. Ltd.	85,500,100	55,142
	Geely Automobile Holdings Ltd.	53,557,390	55,108
	China Communications Construction Co. Ltd.	49,861,558	54,751
*,^	BYD Co. Ltd.	7,722,044	50,837
	Lenovo Group Ltd.	77,201,164	49,454
	CSPC Pharmaceutical Group Ltd.	47,246,229	48,920
	Guangdong Investment Ltd.	31,326,149	47,231
	Country Garden Holdings Co. Ltd.	80,703,018	41,882
	Shenzhou International Group Holdings Ltd.	6,294,629	41,693
	Belle International Holdings Ltd.	68,696,969	41,485
	CRRC Corp. Ltd.	45,664,547	41,346
2	Huatai Securities Co. Ltd.	19,320,236	40,786
2	China Galaxy Securities Co. Ltd.	42,103,723	39,972
	ENN Energy Holdings Ltd.	8,331,288	39,168
	New China Life Insurance Co. Ltd.	9,061,772	39,129
	China Vanke Co. Ltd.	14,895,869	38,879
	GF Securities Co. Ltd.	17,440,574	38,748
*	China Resources Beer Holdings Co. Ltd.	18,103,025	38,470
	Fosun International Ltd.	26,040,281	37,708
	Anhui Conch Cement Co. Ltd.	13,531,345	37,400
	Brilliance China Automotive Holdings Ltd.	31,233,604	37,153
	China Resources Power Holdings Co. Ltd.	21,769,591	36,886
	China Cinda Asset Management Co. Ltd.	101,939,307	36,622
	Sunny Optical Technology Group Co. Ltd.	7,426,948	36,220
	China Everbright International Ltd.	29,815,033	35,642
	China Merchants Port Holdings Co. Ltd.	13,480,862	34,854
	Dongfeng Motor Group Co. Ltd.	33,083,373	34,482
	China Conch Venture Holdings Ltd.	18,386,500	34,324
	Great Wall Motor Co. Ltd.	34,889,947	34,051
	Sino Biopharmaceutical Ltd.	47,821,172	33,425
	China Railway Group Ltd.	42,820,648	33,008
2	CGN Power Co. Ltd.	112,865,733	32,951
	Beijing Enterprises Water Group Ltd.	45,393,321	32,835
^	Fullshare Holdings Ltd.	58,259,733	32,492
*	China Taiping Insurance Holdings Co. Ltd.	16,539,288	31,833
	Guangzhou Automobile Group Co. Ltd.	25,045,836	30,246
	China State Construction International Holdings Ltd.	20,364,715	29,709
	Huaneng Power International Inc.	47,754,082	29,353
	Beijing Enterprises Holdings Ltd.	5,850,819	29,241
	ANTA Sports Products Ltd.	10,112,632	29,163
	China Longyuan Power Group Corp. Ltd.	38,182,215	29,112
2	People's Insurance Co. Group of China Ltd.	71,948,839	28,588
	China Resources Gas Group Ltd.	9,002,453	28,228
*	Alibaba Pictures Group Ltd.	142,702,352	28,090

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Zhuzhou CRRC Times Electric Co. Ltd.	5,707,991	27,600
	China Gas Holdings Ltd.	17,830,677	27,141
*,2	China Huarong Asset Management Co. Ltd.	70,946,126	27,123
	China Railway Construction Corp. Ltd.	21,153,129	26,442
*,^	China Evergrande Group	40,138,842	26,421
	TravelSky Technology Ltd.	11,458,297	24,447
	Kunlun Energy Co. Ltd.	31,540,777	23,765
	Kingboard Chemical Holdings Ltd.	7,661,452	22,648
	Haier Electronics Group Co. Ltd.	13,889,569	22,386
	Far East Horizon Ltd.	24,194,973	22,037
	Longfor Properties Co. Ltd.	16,579,566	22,006
	China Medical System Holdings Ltd.	13,878,327	21,672
^	Kingsoft Corp. Ltd.	9,226,056	20,682
	Zijin Mining Group Co. Ltd.	64,315,045	20,440
	Shanghai Pharmaceuticals Holding Co. Ltd.	7,932,370	20,413
	Sinopec Shanghai Petrochemical Co. Ltd.	39,833,669	20,305
	China Oilfield Services Ltd.	20,641,700	19,811
	Shenzhen International Holdings Ltd.	12,651,661	19,537
^	GCL-Poly Energy Holdings Ltd.	143,015,576	19,276
	COSCO SHIPPING Ports Ltd.	19,224,593	19,059
	Chongqing Rural Commercial Bank Co. Ltd.	31,641,930	18,937
	AviChina Industry & Technology Co. Ltd.	27,780,046	18,852
	Jiangsu Expressway Co. Ltd.	13,789,456	18,749
	Shimao Property Holdings Ltd.	14,042,466	18,731
	China Everbright Ltd.	9,503,535	18,585
^	China Reinsurance Group Corp.	76,555,424	18,222
	Beijing Capital International Airport Co. Ltd.	16,883,443	17,670
*	Alibaba Health Information Technology Ltd.	33,806,764	17,664
	Zhejiang Expressway Co. Ltd.	16,868,733	17,661
	China Everbright Bank Co. Ltd.	37,448,656	17,074
	China Communications Services Corp. Ltd.	28,560,788	16,947
	Tsingtao Brewery Co. Ltd.	4,239,892	16,915
	Weichai Power Co. Ltd.	11,108,301	16,758
^,2	Fuyao Glass Industry Group Co. Ltd.	5,754,489	16,689
*,^	Aluminum Corp. of China Ltd.	44,578,783	16,558
^	GOME Electrical Appliances Holding Ltd.	130,137,766	16,399
^	Yanzhou Coal Mining Co. Ltd.	22,082,080	16,354
2	BAIC Motor Corp. Ltd.	15,372,608	16,121
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	10,200,735	15,881
	Shanghai Industrial Holdings Ltd.	5,175,413	15,822
	Jiangxi Copper Co. Ltd.	13,277,752	15,674
	Guangzhou R&F Properties Co. Ltd.	11,066,867	15,597
	China Jinmao Holdings Group Ltd.	56,205,995	15,498
	Huaneng Renewables Corp. Ltd.	46,178,925	15,474
^	China Huishan Dairy Holdings Co. Ltd.	41,525,011	15,413
^	China National Building Material Co. Ltd.	32,688,441	14,917
	Shenzhen Investment Ltd.	34,036,696	14,835
2	Sinopec Engineering Group Co. Ltd.	16,744,212	14,783
*	Shanghai Electric Group Co. Ltd.	31,860,684	14,711
	Chongqing Changan Automobile Co. Ltd. Class B	9,505,323	14,493
	Nine Dragons Paper Holdings Ltd.	17,639,708	14,341
2	China Railway Signal & Communication Corp. Ltd.	17,659,232	14,318
	Skyworth Digital Holdings Ltd.	21,423,000	13,828
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	4,484,359	13,770
	Sunac China Holdings Ltd.	20,155,743	13,756
	China Power International Development Ltd.	37,658,343	13,694
	Air China Ltd.	20,825,885	13,683
	Sino-Ocean Group Holding Ltd.	32,556,931	13,522
	Haitian International Holdings Ltd.	6,528,937	13,459
*,^	China Coal Energy Co. Ltd.	23,525,362	13,318
	Shandong Weigao Group Medical Polymer Co. Ltd.	20,313,672	13,225
	Tong Ren Tang Technologies Co. Ltd.	7,096,000	12,941
^	Intime Retail Group Co. Ltd.	16,407,000	12,847
^	Luye Pharma Group Ltd.	18,623,070	12,517

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	China Traditional Chinese Medicine Holding Co. Ltd.	24,406,281	12,471
^,2	Dali Foods Group Co. Ltd.	23,648,803	12,307
	China High Speed Transmission Equipment Group Co. Ltd.	11,796,000	12,227
^	China Hongqiao Group Ltd.	13,312,277	11,896
*,2	China International Capital Corp. Ltd.	7,967,274	11,692
	ZTE Corp.	8,459,460	11,623
	Lee & Man Paper Manufacturing Ltd.	15,442,457	11,603
	Sihuan Pharmaceutical Holdings Group Ltd.	47,584,000	11,398
2	Legend Holdings Corp.	4,528,130	11,275
	Inner Mongolia Yitai Coal Co. Ltd. Class B	11,396,794	11,243
	China Southern Airlines Co. Ltd.	19,547,983	10,970
*,2	3SBio Inc.	10,966,925	10,944
*	Li Ning Co. Ltd.	15,281,714	10,894
2	Shengjing Bank Co. Ltd.	11,055,896	10,821
	SOHO China Ltd.	20,741,506	10,695
	Metallurgical Corp. of China Ltd.	32,288,501	10,499
	Yuexiu Property Co. Ltd.	70,552,472	10,336
^	Zhaojin Mining Industry Co. Ltd.	10,035,952	10,303
	Kingboard Laminates Holdings Ltd.	11,463,148	10,272
*,^	China COSCO Holdings Co. Ltd.	29,650,140	10,217
^	Phoenix Healthcare Group Co. Ltd.	6,243,069	9,921
	BBMG Corp.	26,681,240	9,738
^	China Molybdenum Co. Ltd.	43,680,429	9,689
	Sinotrans Ltd.	20,503,140	9,655
*	China Agri-Industries Holdings Ltd.	24,246,153	9,475
*	CAR Inc.	9,289,858	9,424
*,^,2	Cogobuy Group	6,029,000	9,390
*,^	China Shanshui Cement Group Ltd.	11,479,000	9,310
*,^	China Shipping Container Lines Co. Ltd.	43,414,293	9,104
	China Resources Cement Holdings Ltd.	22,330,511	9,017
^	CIFI Holdings Group Co. Ltd.	30,572,000	8,994
*	Chinasoft International Ltd.	18,976,000	8,912
	Agile Group Holdings Ltd.	16,026,613	8,884
	Guangshen Railway Co. Ltd.	15,845,673	8,746
	Datang International Power Generation Co. Ltd.	31,937,332	8,604
*,^	Kingdee International Software Group Co. Ltd.	20,651,600	8,360
	China Shipping Development Co. Ltd.	15,024,804	8,290
^	China Eastern Airlines Corp. Ltd.	18,364,855	8,245
	Huishang Bank Corp. Ltd.	17,120,077	8,222
	Shenzhen Expressway Co. Ltd.	8,172,784	8,190
^	Digital China Holdings Ltd.	9,749,000	8,154
^	Golden Eagle Retail Group Ltd.	5,799,072	8,058
^	NetDragon Websoft Holdings Ltd.	2,491,508	8,041
^	Huadian Power International Corp. Ltd.	18,709,639	8,019
	China Lesso Group Holdings Ltd.	10,814,000	7,916
	Lao Feng Xiang Co. Ltd. Class B	2,306,081	7,860
	KWG Property Holding Ltd.	13,574,591	7,855
*,^	Xinhua Winshare Publishing and Media Co. Ltd.	7,296,000	7,436
^	Zhongsheng Group Holdings Ltd.	7,319,452	7,308
^	China Water Affairs Group Ltd.	10,034,000	7,281
	Wuxi Little Swan Co. Ltd. Class B	2,087,008	7,217
^	China Zhongwang Holdings Ltd.	15,614,819	7,209
	China Dongxiang Group Co. Ltd.	36,788,402	7,153
	CSG Holding Co. Ltd. Class B	8,549,615	7,127
^	CT Environmental Group Ltd.	25,352,000	7,113
	Beijing Jingneng Clean Energy Co. Ltd.	23,227,115	7,045
*,^	Greentown China Holdings Ltd.	8,545,101	6,966
^,2	Universal Medical Financial & Technical Advisory Services Co. Ltd.	8,006,500	6,887
	BYD Electronic International Co. Ltd.	8,650,000	6,806
2	Red Star Macalline Group Corp. Ltd.	6,283,497	6,762
*,^	Poly Property Group Co. Ltd.	21,345,002	6,749
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	2,441,368	6,719
	Central China Securities Co. Ltd.	12,908,489	6,660
	Tianneng Power International Ltd.	7,326,000	6,613

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Huadian Fuxin Energy Corp. Ltd.	28,470,143	6,593
	Future Land Holdings Co. Ltd. Class A	3,969,053	6,539
^	Xinjiang Goldwind Science & Technology Co. Ltd.	4,691,876	6,468
	China Machinery Engineering Corp.	10,659,845	6,360
	Hopson Development Holdings Ltd.	6,863,525	6,188
	Dazhong Transportation Group Co. Ltd. Class B	8,834,164	6,171
*,^	Carnival Group International Holdings Ltd.	51,411,556	6,101
*,^	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	2,580,602	6,096
*,^	Angang Steel Co. Ltd.	11,836,463	6,061
^	China International Marine Containers Group Co. Ltd.	5,008,484	5,959
	Greatview Aseptic Packaging Co. Ltd.	11,687,000	5,933
	Tibet Water Resources Ltd.	15,940,000	5,928
2	Fu Shou Yuan International Group Ltd.	10,009,000	5,863
^	China South City Holdings Ltd.	26,431,689	5,848
*	Coolpad Group Ltd.	33,441,200	5,814
*,^	Hybrid Kinetic Group Ltd.	200,518,000	5,803
^	Chaowei Power Holdings Ltd.	6,269,000	5,597
	Sinopec Kantons Holdings Ltd.	11,556,000	5,418
	Yuzhou Properties Co. Ltd.	14,556,000	5,402
	Vinda International Holdings Ltd.	2,730,528	5,401
^	Bank of Chongqing Co. Ltd.	6,603,000	5,299
*,2	Qingdao Port International Co. Ltd.	8,663,000	5,273
	Anhui Gujing Distillery Co. Ltd. Class B	1,357,407	5,270
^	Zoomlion Heavy Industry Science and Technology Co. Ltd.	14,462,746	5,263
	Yuexiu Transport Infrastructure Ltd.	7,650,000	5,239
*,^	Lifetech Scientific Corp.	21,711,944	5,138
	Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	2,346,734	5,048
*,^	Sinopec Oilfield Service Corp.	24,267,357	5,030
	Powerlong Real Estate Holdings Ltd.	14,815,000	5,028
*,^	Leyou Technologies Holdings Ltd.	27,840,000	5,010
	Shandong Chenming Paper Holdings Ltd. Class B	5,588,657	4,995
^	Livzon Pharmaceutical Group Inc.	837,974	4,880
^	SSY Group Ltd.	14,392,894	4,857
^	China Maple Leaf Educational Systems Ltd.	6,730,000	4,717
*	Maanshan Iron & Steel Co. Ltd.	20,520,097	4,675
	Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	4,526,399	4,657
^	PAX Global Technology Ltd.	7,426,000	4,637
*	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	9,368,513	4,635
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	3,036,667	4,608
	Beijing Capital Land Ltd.	12,010,000	4,607
*,^	Renhe Commercial Holdings Co. Ltd.	177,821,097	4,604
^	Logan Property Holdings Co. Ltd.	11,455,180	4,593
*,^	China Modern Dairy Holdings Ltd.	21,050,000	4,578
2	Hua Hong Semiconductor Ltd.	3,782,000	4,469
	Texhong Textile Group Ltd.	3,172,500	4,459
	Shanghai Baosight Software Co. Ltd. Class B	2,522,270	4,371
	Fufeng Group Ltd.	10,276,600	4,336
	Sichuan Expressway Co. Ltd.	10,736,513	4,311
	Xtep International Holdings Ltd.	9,729,000	4,282
	Anhui Expressway Co. Ltd.	5,308,341	4,277
	Shanghai Jin Jiang International Hotels Group Co. Ltd.	14,038,000	4,101
	Sinotruk Hong Kong Ltd.	7,273,801	4,015
^	CSSC Offshore and Marine Engineering Group Co. Ltd.	2,661,127	4,012
	C C Land Holdings Ltd.	15,100,000	4,010
*,^	Biostime International Holdings Ltd.	1,629,624	3,998
	Shanghai Haixin Group Co. Class B	4,610,485	3,975
	Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	1,863,038	3,973
	Luthai Textile Co. Ltd. Class B	3,109,812	3,944
	Dah Chong Hong Holdings Ltd.	9,376,000	3,921
	China SCE Property Holdings Ltd.	12,809,000	3,913
*	Hangzhou Steam Turbine Co. Ltd. Class B	3,308,246	3,894
	China BlueChemical Ltd.	20,124,105	3,890
	Hisense Kelon Electrical Holdings Co. Ltd. Class A	4,590,000	3,866
	Weifu High-Technology Group Co. Ltd. Class B	1,629,397	3,853

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	China National Accord Medicines Corp. Ltd. Class B	615,265	3,845
	Huangshan Tourism Development Co. Ltd. Class B	2,791,623	3,821
*	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	4,921,701	3,806
	Guangdong Electric Power Development Co. Ltd. Class B	8,506,831	3,792
	Harbin Electric Co. Ltd.	7,744,187	3,774
	Peak Sport Products Co. Ltd.	11,331,000	3,773
	China Foods Ltd.	8,519,157	3,765
*,2	Tian Ge Interactive Holdings Ltd.	5,580,000	3,755
	Lonking Holdings Ltd.	22,958,000	3,753
*,^	Enerchina Holdings Ltd.	53,796,000	3,734
*,^	Chiho-Tiande Group Ltd.	4,832,000	3,715
	Xingda International Holdings Ltd.	8,882,000	3,688
^	Shanghai Industrial Urban Development Group Ltd.	14,492,000	3,671
	Shandong Airlines Co. Ltd. Class B	1,582,720	3,643
	BOE Technology Group Co. Ltd. Class B	13,377,955	3,639
^	Dalian Port PDA Co. Ltd.	20,312,097	3,631
*,2	Haichang Ocean Park Holdings Ltd.	17,048,000	3,619
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	2,174,084	3,610
^	361 Degrees International Ltd.	9,598,000	3,603
*	China Oil & Gas Group Ltd.	47,286,000	3,588
^	China All Access Holdings Ltd.	11,154,000	3,563
*	China Overseas Grand Oceans Group Ltd.	9,620,500	3,533
^	Dongjiang Environmental Co. Ltd.	2,283,400	3,464
*,^	Munsun Capital Group Ltd.	106,482,000	3,437
^	Wasion Group Holdings Ltd.	5,822,000	3,421
^	Weiqiao Textile Co.	5,018,000	3,370
	Shandong Chenming Paper Holdings Ltd.	3,897,126	3,360
	Optics Valley Union Holding Co. Ltd.	31,184,000	3,329
	Hua Han Health Industry Holdings Ltd.	48,522,792	3,316
*,^	Glorious Property Holdings Ltd.	27,478,000	3,292
^	Sinosoft Technology Group Ltd.	7,488,000	3,265
	China Shineway Pharmaceutical Group Ltd.	3,127,000	3,213
	China National Materials Co. Ltd.	14,239,631	3,205
*,^	CITIC Resources Holdings Ltd.	25,557,068	3,189
	China ZhengTong Auto Services Holdings Ltd.	9,853,000	3,157
^	Dongfang Electric Corp. Ltd.	4,073,305	3,150
*	Hi Sun Technology China Ltd.	20,010,000	3,114
*,2	Tianhe Chemicals Group Ltd.	20,635,827	3,113
	Bosideng International Holdings Ltd.	34,328,459	3,093
*	Shang Gong Group Co. Ltd. Class B	2,999,096	3,091
	COSCO International Holdings Ltd.	6,664,000	3,091
*	O-Net Technologies Group Ltd.	5,635,000	3,067
	Shanghai Diesel Engine Co. Ltd. Class B	3,749,860	3,056
^,2	Cosmo Lady China Holdings Co. Ltd.	7,433,871	3,036
*	China Huiyuan Juice Group Ltd.	8,181,000	3,023
^	China Singyes Solar Technologies Holdings Ltd.	6,330,680	3,015
*	Kama Co. Ltd. Class B	2,864,000	2,923
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.	3,033,000	2,851
	Phoenix Satellite Television Holdings Ltd.	14,022,000	2,836
	China Power New Energy Development Co. Ltd.	4,620,500	2,799
^	First Tractor Co. Ltd.	4,964,000	2,770
*,2	Ozner Water International Holding Ltd.	13,093,000	2,745
	Shanghai Shibei Hi-Tech Co. Ltd. Class B	2,502,763	2,742
^	China Overseas Property Holdings Ltd.	13,518,560	2,741
	Shanghai Huayi Group Corp. Ltd. Class B	2,580,453	2,736
	Concord New Energy Group Ltd.	54,610,000	2,734
	China Fangda Group Co. Ltd. Class B	2,955,090	2,729
*,^	China Chengtong Development Group Ltd.	31,274,000	2,728
*	Landing International Development Ltd.	111,360,500	2,676
*,^	PW Medtech Group Ltd.	8,498,000	2,656
	Guangdong Provincial Expressway Development Co. Ltd. Class B	3,969,600	2,656
	Guorui Properties Ltd.	7,925,000	2,647
	Ajisen China Holdings Ltd.	5,779,000	2,599
^	Sinofert Holdings Ltd.	19,805,945	2,599

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	China Suntien Green Energy Corp. Ltd.	19,423,000	2,596
*	China Datang Corp. Renewable Power Co. Ltd.	28,354,000	2,590
	Shanghai Jinjiang International Travel Co. Ltd. Class B	697,258	2,578
	Tianjin Port Development Holdings Ltd.	16,836,000	2,578
^	Poly Culture Group Corp. Ltd.	954,586	2,576
^	Yashili International Holdings Ltd.	12,649,000	2,569
^	CIMC Enric Holdings Ltd.	6,132,062	2,562
*	Shanghai Bailian Group Co. Ltd. Class B	1,933,185	2,558
^	CPMC Holdings Ltd.	4,883,000	2,557
*	Huadian Energy Co. Ltd. Class B	5,089,834	2,539
*	AVIC International Holding HK Ltd.	39,218,000	2,519
	Dawnrays Pharmaceutical Holdings Ltd.	4,212,000	2,516
	Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	1,694,402	2,514
	INESA Intelligent Tech Inc. Class B	3,141,373	2,512
	Beijing North Star Co. Ltd.	7,444,777	2,503
*,^	Skyway Securities Group Ltd.	113,606,548	2,497
*	Sinolink Worldwide Holdings Ltd.	21,316,000	2,492
*,^	Sinotrans Shipping Ltd.	15,235,000	2,469
	Comba Telecom Systems Holdings Ltd.	13,862,303	2,458
	Foshan Electrical and Lighting Co. Ltd. Class B	3,038,448	2,454
*	Hengdeli Holdings Ltd.	22,663,600	2,452
*,^	Lianhua Supermarket Holdings Co. Ltd.	6,021,000	2,448
*,^	TCL Multimedia Technology Holdings Ltd.	4,794,000	2,424
	China Lilang Ltd.	4,299,000	2,422
	Jiangling Motors Corp. Ltd. Class B	946,128	2,387
	Qingling Motors Co. Ltd.	7,724,000	2,386
*,^	North Mining Shares Co. Ltd.	129,360,000	2,335
	Shanghai Highly Group Co. Ltd. Class B	2,956,900	2,330
*	EverChina International Holdings Co. Ltd.	43,980,000	2,289
*,^	West China Cement Ltd.	22,382,000	2,277
^	Fantasia Holdings Group Co. Ltd.	17,367,000	2,254
*,^	Hanergy Thin Film Power Group Ltd.	84,704,000	2,252
*,^	China Water Industry Group Ltd.	13,228,000	2,250
*,^	China Yurun Food Group Ltd.	14,034,413	2,238
	Eastern Communications Co. Ltd. Class B	3,033,200	2,227
*	Chongqing Iron & Steel Co. Ltd.	6,872,000	2,188
*,^	Greenland Hong Kong Holdings Ltd.	8,199,000	2,099
*,^	Loudong General Nice Resources China Holdings Ltd.	29,721,000	2,098
	Shenzhen Chiwan Wharf Holdings Ltd. Class B	1,312,245	2,096
^	China Electronics Corp. Holdings Co. Ltd.	8,658,000	2,083
	Colour Life Services Group Co. Ltd.	2,863,000	2,075
*	Shanghai Zhongyida Co. Ltd. Class B	3,699,300	2,046
*	China Minsheng Drawin Technology Group Ltd.	48,720,000	2,038
	Hubei Sanonda Co. Ltd. Class B	1,915,900	2,013
	Tianjin Capital Environmental Protection Group Co. Ltd.	3,589,162	2,003
	HNA Infrastructure Company Ltd.	1,783,000	1,994
	Welling Holding Ltd.	9,829,200	1,960
*	Shanghai Potevio Co. Ltd. Class B	1,353,800	1,932
	Xiamen International Port Co. Ltd.	8,902,000	1,911
	Tiangong International Co. Ltd.	15,024,000	1,896
*	SRE Group Ltd.	64,642,000	1,895
2	Beijing Urban Construction Design & Development Group Co. Ltd.	2,728,000	1,881
	Tianjin Development Holdings Ltd.	3,920,000	1,876
*	Mingfa Group International Co. Ltd.	7,651,943	1,865
*	Dongyue Group Ltd.	10,342,000	1,827
*	Sany Heavy Equipment International Holdings Co. Ltd.	11,631,269	1,814
	Huaxin Cement Co. Ltd. Class B	2,520,214	1,800
	China Merchants Land Ltd.	12,528,000	1,772
^	Minmetals Land Ltd.	13,893,000	1,751
*	Capital Environment Holdings Ltd.	50,378,000	1,748
*	Shanghai Phoenix Enterprise Group Co. Ltd. Class B	1,841,534	1,704
*	Shanghai Greencourt Investment Group Co. Ltd. Class B	2,694,801	1,677
	Foshan Huaxin Packaging Co. Ltd. Class B	1,362,902	1,658
*,^	V1 Group Ltd.	33,362,000	1,654

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	Hilong Holding Ltd.	6,903,000	1,647
*,^	Wisdom Sports Group	5,083,000	1,640
	Zhonglu Co. Ltd. Class B	912,811	1,638
*	Launch Tech Co. Ltd.	1,546,500	1,638
*	Bengang Steel Plates Co. Ltd. Class B	4,614,226	1,610
*,^	National Agricultural Holdings Ltd.	10,760,000	1,579
*	Shougang Concord International Enterprises Co. Ltd.	47,552,000	1,524
*	MIE Holdings Corp.	15,092,000	1,495
*,^	Baoxin Auto Group Ltd.	4,556,979	1,484
*	Tech Pro Technology Development Ltd.	53,343,600	1,470
	Jinzhou Port Co. Ltd. Class B	2,549,944	1,354
*	China Fiber Optic Network System Group Ltd.	14,959,600	1,350
2	Kangda International Environmental Co. Ltd.	5,715,891	1,343
	Chongqing Machinery & Electric Co. Ltd.	10,872,000	1,286
*	Shenzhen Wongtee International Enterprise Co. Ltd. Class B	1,739,160	1,213
*	Chengde Nanjiang Co. Ltd. Class B	3,182,875	1,186
	NVC Lighting Holding Ltd.	8,187,000	1,128
*,^	China Rare Earth Holdings Ltd.	15,493,426	1,116
*	China Dynamics Holdings Ltd.	29,740,000	1,093
^	Hydoo International Holding Ltd.	10,784,000	1,079
^	Boer Power Holdings Ltd.	2,651,000	1,062
	Changchai Co. Ltd. Class B	1,626,592	1,033
	Hefei Meiling Co. Ltd. Class B	1,629,752	995
*,^	China Public Procurement Ltd.	101,988,000	959
*,^	Maoye International Holdings Ltd.	10,045,000	957
*	China Soft Power Technology Holdings Ltd.	37,632,000	900
	Dalian Refrigeration Co. Ltd. Class B	1,102,950	856
*	Anxin-China Holdings Ltd.	16,568,000	822
	Shenguan Holdings Group Ltd.	10,032,000	813
	Real Nutriceutical Group Ltd.	9,597,000	803
*,^	Daphne International Holdings Ltd.	5,850,000	768
*	Xinjiang Xinxin Mining Industry Co. Ltd.	6,807,000	743
	Fiyta Holdings Ltd. Class B	710,020	718
*	Boshiwa International Holding Ltd.	2,777,000	602
*	Qinqin Foodstuffs Group Cayman Co. Ltd.	1,584,680	547
*,^	Yuanda China Holdings Ltd.	20,994,000	543
*	Universal Health International Group Holding Ltd.	11,009,000	496
*	Global Bio-Chem Technology Group Co. Ltd.	22,352,000	391
*,^	China Lumena New Materials Corp.	13,488,000	217
*,^	Dynasty Fine Wines Group Ltd.	1,342,000	199
*	Real Gold Mining Ltd.	1,345,000	145
*	Trony Solar Holdings Co. Ltd.	1,562,000	127
	China Energy Engineering Corp. Ltd.	23,629	3
	China Resources and Transportation Group Ltd.	126,300	2
*	Beijing Enterprises Clean Energy Group Ltd.	19,432	1
*	China Metal Recycling Holdings Ltd.	2,568,000	—
			10,434,758
Colombia (0.1%)
	Bancolombia SA ADR	1,276,865	48,878
	Grupo de Inversiones Suramericana SA	2,643,178	34,090
	Grupo Argos SA	3,626,292	23,518
*	Ecopetrol SA	40,209,164	17,518
	Cementos Argos SA	4,408,835	17,449
	Grupo Aval Acciones y Valores Preference Shares	39,067,213	16,111
	Grupo de Inversiones Suramericana SA Preference Shares	1,073,226	13,564
	Almacenes Exito SA	2,555,271	12,748
	Interconexion Electrica SA ESP	3,780,053	12,559
	Banco Davivienda SA Preference Shares	1,142,958	11,632
	Cementos Argos SA Preference Shares	2,299,327	8,381
*	Cemex Latam Holdings SA	1,871,379	6,958
*	Ecopetrol SA ADR	744,400	6,469
	Avianca Holdings SA Preference Shares	3,815,061	3,045

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Grupo Aval Acciones y Valores SA ADR	249,262	2,042
			234,962
Czech Republic (0.0%)
	CEZ AS	1,801,685	33,982
	Komercni banka as	865,302	31,662
*,2	Moneta Money Bank AS	4,331,454	15,105
	O2 Czech Republic AS	540,306	4,957
	Philip Morris CR AS	5,086	2,512
	Pegas Nonwovens SA	75,930	2,436
			90,654
Denmark (1.2%)
	Novo Nordisk A/S Class B	20,766,607	739,821
	Danske Bank A/S	8,414,663	259,584
	Vestas Wind Systems A/S	2,466,450	197,602
	Pandora A/S	1,246,267	162,084
	Carlsberg A/S Class B	1,192,452	107,433
	AP Moller - Maersk A/S Class B	69,425	106,490
	DSV A/S	2,080,086	100,718
*	Genmab A/S	608,058	100,131
	Novozymes A/S	2,503,087	92,857
	ISS A/S	2,076,189	81,502
	Coloplast A/S Class B	1,129,626	78,693
	AP Moller - Maersk A/S Class A	48,863	71,421
	Chr Hansen Holding A/S	989,398	59,253
*	TDC A/S	9,028,771	49,780
	Jyske Bank A/S	794,812	36,037
*,2	DONG Energy A/S	891,840	35,339
	GN Store Nord A/S	1,657,106	33,587
	Tryg A/S	1,273,667	24,838
	Sydbank A/S	780,475	24,371
	William Demant Holding A/S	1,297,036	24,134
*	H Lundbeck A/S	664,268	21,408
	SimCorp A/S	379,482	20,956
	Royal Unibrew A/S	437,964	20,489
^	FLSmidth & Co. A/S	552,384	20,042
*	Topdanmark A/S	735,566	19,796
	NKT Holding A/S	275,218	18,529
	Dfds A/S	342,581	16,553
^	Ambu A/S Class B	260,698	13,511
*,^	Bavarian Nordic A/S	347,049	11,757
	Rockwool International A/S Class B	70,068	11,719
2	Scandinavian Tobacco Group A/S	541,890	9,375
	Spar Nord Bank A/S	914,899	9,173
	ALK-Abello A/S	64,055	8,666
	Schouw & Co. AB	130,619	8,286
	Matas A/S	378,858	7,353
	Alm Brand A/S	781,846	5,884
*,^	Bang & Olufsen A/S	348,139	3,849
	Solar A/S Class B	63,828	3,508
*,^	D/S Norden A/S	105,978	1,509
*	Amagerbanken A/S	537,565	—
*	OW Bunker A/S	129,331	—
			2,618,038
Egypt (0.1%)
	Commercial International Bank Egypt SAE	11,769,795	68,475
*	Egyptian Financial Group-Hermes Holding Co.	6,046,160	10,663
*	Global Telecom Holding SAE GDR	5,135,877	10,530
	Talaat Moustafa Group	11,721,676	7,475
*	Orascom Construction Ltd.	639,028	6,458
	ElSewedy Electric Co.	847,798	5,988
*	Medinet Nasr Housing	2,603,262	4,087
*	Six of October Development & Investment	2,672,339	3,942
	Telecom Egypt Co.	3,984,650	3,930

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Pioneers Holding for Financial Investments SAE	4,151,398	3,925
	Palm Hills Developments SAE	11,813,519	3,043
	Heliopolis Housing	382,033	2,513
	Sidi Kerir Petrochemicals Co.	1,549,940	2,420
	Oriental Weavers	2,225,268	2,237
*	Ezz Steel	2,351,797	1,848
*	Global Telecom Holding SAE	2,989,569	1,619
*	Orascom Telecom Media And Technology Holding SAE	20,764,954	1,309
*	South Valley Cement	2,717,924	1,169
*	Citadel Capital SAE	12,907,160	1,031
	Arab Cotton Ginning	2,630,494	805
*	Orascom Telecom Media And Technology Holding SAE GDR	1,591,123	605
*	Egyptian Resorts Co.	6,572,106	517
*	Maridive & Oil Services SAE	1,028,654	226
			144,815
Finland (0.8%)
	Nokia Oyj	64,335,930	287,233
	Sampo Oyj Class A	5,299,126	242,775
	Kone Oyj Class B	4,276,253	196,758
	UPM-Kymmene Oyj	5,986,415	139,254
	Fortum Oyj	5,022,884	83,726
	Wartsila OYJ Abp	1,753,376	75,771
	Neste Oyj	1,442,614	62,238
	Stora Enso Oyj	6,472,460	61,166
	Elisa Oyj	1,786,866	60,202
	Nokian Renkaat Oyj	1,519,578	50,969
	Orion Oyj Class B	1,137,056	48,398
	Huhtamaki Oyj	1,164,588	47,001
	Metso Oyj	1,503,388	39,419
	Kesko Oyj Class B	759,077	37,719
	Amer Sports Oyj	1,314,355	35,763
	Tieto Oyj	828,793	22,736
	Konecranes Oyj	653,820	22,271
	Valmet Oyj	1,495,918	22,210
	Cargotec Oyj Class B	461,082	18,909
*	Outokumpu Oyj	2,329,447	16,240
	Metsa Board Oyj	2,506,035	14,396
	Sponda Oyj	2,708,288	12,822
	YIT Oyj	1,443,904	12,042
	Uponor Oyj	622,877	10,596
	Citycon Oyj	4,381,978	10,269
	Kemira Oyj	849,285	10,122
	Caverion Corp.	1,403,466	10,098
*,^	Outotec Oyj	2,067,537	9,003
	Sanoma Oyj	936,722	8,759
	Cramo Oyj	277,933	7,284
	Oriola-KD Oyj	1,371,619	6,428
	Raisio Oyj	1,367,980	5,720
	Ramirent Oyj	765,718	5,646
*	Finnair Oyj	694,308	3,077
	F-Secure Oyj	661,216	2,338
*,^	Stockmann OYJ Abp Class B	287,554	2,148
			1,701,506
France (6.0%)
	TOTAL SA	24,198,461	1,159,230
	Sanofi	12,560,455	977,444
	BNP Paribas SA	10,993,110	637,420
	LVMH Moet Hennessy Louis Vuitton SE	2,817,291	512,922
	AXA SA	21,671,211	488,955
	Danone SA	6,395,733	443,599
	Schneider Electric SE	6,107,894	410,758
	L'Oreal SA	2,176,236	389,894
^	Vinci SA	5,246,826	379,974
^	Air Liquide SA	3,622,238	368,067

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Airbus Group SE	6,151,570	365,281
Orange SA	21,462,943	337,692
Societe Generale SA	8,248,477	321,754
Pernod Ricard SA	2,390,254	284,258
Essilor International SA	2,278,702	256,067
Vivendi SA	12,413,329	251,254
Cie de Saint-Gobain	5,344,367	237,308
^ Engie SA	16,190,348	233,494
Safran SA	3,331,600	229,253
Cie Generale des Etablissements Michelin	2,034,318	220,334
Kering	839,206	186,195
Legrand SA	2,989,682	168,908
Renault SA	1,935,814	168,343
Carrefour SA	6,382,135	167,270
Publicis Groupe SA	2,298,908	157,705
* Valeo SA	2,653,319	153,110
Capgemini SA	1,792,692	148,466
Veolia Environnement SA	5,479,397	119,711
Credit Agricole SA	10,823,622	116,777
Sodexo SA	995,738	115,626
Dassault Systemes	1,426,183	112,887
Christian Dior SE	584,411	112,714
Thales SA	1,178,672	110,896
Hermes International	269,484	109,170
Atos SE	1,021,067	105,960
L'Oreal SA Loyalty Line	532,666	95,432
Klepierre	2,304,223	94,169
SES SA Class A	4,014,980	92,369
Technip SA	1,318,978	87,541
Air Liquide SA (Prime de fidelite)	782,813	79,544
Arkema SA	795,168	75,400
Accor SA	1,958,219	74,308
Bouygues SA	2,178,121	71,002
Teleperformance	641,245	67,753
STMicroelectronics NV	7,006,207	66,496
Gecina SA	448,466	65,387
* Peugeot SA	4,353,678	65,197
Eiffage SA	809,181	59,908
Suez	3,627,737	57,462
SCOR SE	1,770,277	57,328
Iliad SA	262,909	55,115
Bureau Veritas SA	2,888,654	54,559
Edenred	2,323,764	53,780
Natixis SA	10,498,621	53,118
Zodiac Aerospace	2,176,708	52,899
Ingenico Group SA	615,501	48,685
Groupe Eurotunnel SE	5,192,637	48,600
Rexel SA	3,362,160	46,631
* Alstom SA	1,716,417	46,123
Eurofins Scientific SE	100,238	45,553
Societe BIC SA	298,538	41,381
^ Eutelsat Communications SA	1,948,325	40,827
Orpea	476,080	39,623
SEB SA	263,554	38,789
Wendel SA	333,904	38,414
Rubis SCA	414,690	37,816
^ Bollore SA	11,072,016	36,452
Fonciere Des Regions	410,792	35,902
2 Elior Group	1,480,380	33,256
Lagardere SCA	1,293,096	32,931
Aeroports de Paris	325,255	32,853
CNP Assurances	1,862,972	32,264
2 Euronext NV	791,935	31,714
Casino Guichard Perrachon SA	636,703	31,696

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Faurecia	839,257	30,936
^	Electricite de France SA	2,739,184	30,707
	Imerys SA	422,286	29,402
*	Ubisoft Entertainment SA	854,292	29,068
	ICADE	399,751	28,707
	SFR Group SA	1,030,341	27,769
	Ipsen SA	388,703	26,872
	Eurazeo SA	461,717	26,588
	JCDecaux SA	843,350	25,792
	Nexity SA	476,586	23,929
	Technicolor SA	4,056,671	23,699
	BioMerieux	158,730	23,126
2	Amundi SA	464,583	22,783
	Remy Cointreau SA	267,434	21,685
*	Nexans SA	379,797	21,589
	Plastic Omnium SA	641,610	20,923
	Credit Agricole SA Loyalty Line	1,787,302	19,283
	Altran Technologies SA	1,289,187	18,395
	Alten SA	255,304	18,241
*	Sartorius Stedim Biotech	267,579	18,055
*,^	Vallourec SA	3,289,614	16,166
*,^	DBV Technologies SA	231,082	15,933
	Elis SA	925,122	15,370
	Euler Hermes Group	175,406	15,216
	Havas SA	1,828,196	14,881
	Sopra Steria Group	141,908	14,437
	Korian SA	440,328	13,487
	Metropole Television SA	738,204	12,862
	SPIE SA	664,330	12,555
	IPSOS	378,787	12,371
*,2	Worldline SA	436,885	12,000
	Neopost SA	383,567	11,617
^	Television Francaise 1	1,209,218	11,137
	Vicat SA	177,125	11,136
*	Groupe Fnac SA	152,755	10,428
	Tarkett SA	292,145	10,404
*,^	Air France-KLM	1,648,649	10,050
^	Mercialys SA	462,699	9,585
	Faiveley Transport SA	77,979	8,501
*,2	Europcar Groupe SA	859,684	7,992
*,^	Virbac SA	49,090	7,812
	Trigano SA	106,921	7,563
^	Gaztransport Et Technigaz SA	209,028	7,062
^	CGG SA	250,776	6,624
*,^	Etablissements Maurel et Prom	1,498,527	6,596
^	Coface SA	907,583	5,877
	SEB SA Loyalty Line	39,123	5,758
*,^	Genfit	304,812	5,705
	Boiron SA	61,070	5,162
	Beneteau SA	419,521	4,851
^	Rallye SA	258,944	4,691
	Electricite de France SA Loyalty Line	416,343	4,667
*,^	Eramet	97,608	4,581
	FFP	57,058	4,201
	Vilmorin & Cie SA	69,021	4,150
^	Bourbon Corp.	304,943	3,980
*	Fonciere de Paris SIIC	25,743	3,741
	Bonduelle SCA	150,390	3,564
	Assystem	117,211	3,514
	Guerbet	56,876	3,380
	Interparfums SA	100,706	2,890
	Derichebourg SA	895,804	2,802
	Mersen	135,817	2,718
	Albioma SA	149,250	2,465

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Direct Energie	63,750	2,374
	Jacquet Metal Service	132,843	2,230
	GL Events	120,611	2,151
	Manitou BF SA	106,055	1,915
*,^	Parrot SA	211,576	1,879
^	Haulotte Group SA	132,968	1,843
*	Stallergenes Greer plc	37,370	1,194
*	Esso SA Francaise	25,680	1,033
	Union Financiere de France BQE SA	33,401	887
*	Albioma SA Loyalty Line	42,824	707
*	Euro Disney SCA	430,456	548
			13,541,765
Germany (6.0%)
	Siemens AG	8,554,084	971,897
	Bayer AG	9,306,311	924,025
	BASF SE	10,388,710	917,099
	SAP SE	10,058,667	886,167
	Allianz SE	5,123,858	799,860
	Daimler AG	10,750,077	766,935
	Deutsche Telekom AG	36,185,525	590,378
	adidas AG	2,252,836	370,129
	Linde AG	2,082,211	343,913
	Deutsche Post AG	10,700,948	331,847
	Bayerische Motoren Werke AG	3,659,134	319,244
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,607,446	312,102
	Fresenius SE & Co. KGaA	4,121,495	304,527
	Volkswagen AG Preference Shares	2,066,225	284,883
	Henkel AG & Co. KGaA Preference Shares	1,954,517	251,217
	Continental AG	1,216,854	233,748
	Infineon Technologies AG	12,608,551	226,769
*	Deutsche Bank AG	15,510,352	224,306
	Fresenius Medical Care AG & Co. KGaA	2,438,198	198,602
	Vonovia SE	5,242,116	184,811
*	Deutsche Boerse AG	2,101,141	164,076
	E.ON SE	21,119,494	154,783
	HeidelbergCement AG	1,625,677	153,787
	Merck KGaA	1,455,108	149,775
	Henkel AG & Co. KGaA	1,317,593	145,176
	Deutsche Wohnen AG	3,787,698	123,751
	thyssenkrupp AG	4,782,292	110,965
	ProSiebenSat.1 Media SE	2,392,950	103,132
	Beiersdorf AG	1,120,898	98,818
	Symrise AG	1,366,519	93,847
	Brenntag AG	1,743,963	93,233
	Porsche Automobil Holding SE Preference Shares	1,722,124	93,061
*	RWE AG	5,434,785	86,463
	Commerzbank AG	11,725,799	79,856
	GEA Group AG	1,987,963	76,998
	Hannover Rueck SE	680,256	75,891
	LANXESS AG	1,030,259	66,065
*	QIAGEN NV	2,550,628	62,382
^	Wirecard AG	1,291,503	61,306
	MTU Aero Engines AG	571,155	59,643
	LEG Immobilien AG	707,032	59,640
*,2	Innogy SE	1,444,473	57,362
	METRO AG	1,859,603	55,703
	United Internet AG	1,327,010	54,560
	Evonik Industries AG	1,732,813	54,266
	OSRAM Licht AG	943,361	53,580
*,2	Zalando SE	1,179,942	51,888
	Volkswagen AG	332,512	49,706
	Bayerische Motoren Werke AG Preference Shares	611,246	46,409
	HUGO BOSS AG	722,738	45,446
	KION Group AG	737,502	44,560

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	K&S AG	2,156,531	43,669
*,2	Covestro AG	704,969	41,747
	MAN SE	399,356	40,877
*	KUKA AG	310,983	35,291
	Fuchs Petrolub SE Preference Shares	787,020	35,226
	STADA Arzneimittel AG	700,690	35,139
	Freenet AG	1,217,108	34,894
	RTL Group SA	437,198	34,264
	Rheinmetall AG	479,871	33,312
	HOCHTIEF AG	242,687	33,138
	Deutsche Lufthansa AG	2,587,034	33,112
*	Dialog Semiconductor plc	805,668	31,685
	Sartorius AG Preference Shares	384,328	30,253
	Telefonica Deutschland Holding AG	7,673,559	29,761
*	Uniper SE	2,230,205	29,685
	Gerresheimer AG	356,790	26,913
	Aurubis AG	504,408	26,298
	Axel Springer SE	509,570	25,529
	Fraport AG Frankfurt Airport Services Worldwide	417,168	24,763
	Aareal Bank AG	676,656	24,475
	Rational AG	45,797	23,796
	Deutsche EuroShop AG	518,135	22,394
	Suedzucker AG	867,925	22,265
	TAG Immobilien AG	1,601,899	21,361
^	Drillisch AG	463,834	21,193
	Software AG	560,741	20,380
	Fielmann AG	283,150	19,652
	alstria office REIT-AG	1,505,418	19,419
	Hella KGaA Hueck & Co.	506,337	19,324
*,^	Nordex SE	712,242	18,759
	Jungheinrich AG Preference Shares	537,240	16,962
	Krones AG	166,131	16,945
	Norma Group SE	357,235	16,438
	TUI AG-DI	1,278,422	16,266
	FUCHS PETROLUB SE	388,083	15,356
^	Wacker Chemie AG	166,928	14,892
	GRENKE AG	82,582	14,377
	Salzgitter AG	431,467	14,183
	Leoni AG	368,216	13,966
	Bechtle AG	131,063	13,784
	Talanx AG	426,585	13,241
*,^	MorphoSys AG	295,234	13,110
^	Stroeer SE & Co. KGaA	286,311	13,099
	CTS Eventim AG & Co. KGaA	364,452	13,080
*	Kloeckner & Co. SE	1,040,958	12,999
*,^	Bilfinger SE	366,696	12,913
	TLG Immobilien AG	615,028	12,894
	Nemetschek SE	202,611	12,637
*	Schaeffler AG Preference Shares	820,690	12,441
2	Deutsche Pfandbriefbank AG	1,170,322	12,034
	Indus Holding AG	203,808	12,030
	Duerr AG	159,365	11,884
2	ADO Properties SA	324,309	11,855
	CompuGroup Medical SE	252,608	11,194
	RHOEN-KLINIKUM AG	378,732	10,543
^	Pfeiffer Vacuum Technology AG	109,025	9,893
*	zooplus AG	68,773	9,791
*	PATRIZIA Immobilien AG	467,662	9,680
^	DMG Mori AG	210,613	9,640
^	Sixt SE	152,679	9,265
	Takkt AG	368,980	8,751
	KWS Saat SE	25,677	8,401
	Sixt SE Preference Shares	186,876	8,344
*,2	Tele Columbus AG	1,054,737	8,336

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*,^	SGL Carbon SE	663,706	8,283
	Puma SE	31,495	7,849
	Jenoptik AG	444,286	7,636
*,^	Vossloh AG	121,792	7,404
	BRAAS Monier Building Group SA	254,381	7,331
*,^	Heidelberger Druckmaschinen AG	2,619,599	6,957
	XING AG	31,403	6,405
	Carl Zeiss Meditec AG	177,586	6,393
	Draegerwerk AG & Co. KGaA Preference Shares	83,507	5,964
*	Wincor Nixdorf AG	75,859	5,524
	Bertrandt AG	51,686	5,497
^	ElringKlinger AG	333,549	5,167
^	BayWa AG	148,194	4,979
*	AIXTRON SE	991,618	4,914
	Deutz AG	979,082	4,843
	DIC Asset AG	477,323	4,580
*	HeidelbergCement AG	47,869	4,517
*	Wuestenrot & Wuerttembergische AG	216,423	4,306
	RWE AG Preference Shares	353,059	4,084
	Wacker Neuson SE	278,970	3,859
	Deutsche Beteiligungs AG	112,526	3,804
	Hamburger Hafen und Logistik AG	232,730	3,699
^	Gerry Weber International AG	294,050	3,671
*,2	Hapag-Lloyd AG	177,226	3,527
	comdirect bank AG	322,955	3,279
*	H&R GmbH & Co. KGaA	165,899	3,071
^	SMA Solar Technology AG	115,792	2,974
	Biotest AG Preference Shares	208,886	2,909
^	Hornbach Baumarkt AG	90,357	2,852
	Draegerwerk AG & Co. KGaA	36,003	2,300
^	Biotest AG	66,067	1,180
	CropEnergies AG	202,575	1,147
	Deutsche Boerse AG	330	25
			13,499,315
Greece (0.1%)
	Alpha Bank AE	15,332,092	26,216
	OPAP SA	2,379,378	20,294
	Hellenic Telecommunications Organization SA	2,043,448	18,739
	JUMBO SA	1,072,389	15,239
	National Bank of Greece SA	61,328,043	12,543
	Titan Cement Co. SA	515,314	11,969
	Eurobank Ergasias SA	19,903,038	11,755
	Piraeus Bank SA	63,220,258	10,455
*	FF Group	392,655	9,404
	Motor Oil Hellas Corinth Refineries SA	614,249	7,355
	Hellenic Telecommunications Organization SA ADR	1,341,580	6,091
*	Mytilineos Holdings SA	894,086	5,102
*	Public Power Corp. SA	1,196,850	3,910
	Grivalia Properties REIC AE	464,139	3,576
*	Hellenic Petroleum SA	759,312	3,472
	Hellenic Exchanges SA	671,087	3,313
	Athens Water Supply & Sewage Co. SA	443,151	2,624
	Metka Industrial - Construction SA	272,845	2,293
	Aegean Airlines SA	302,866	1,951
*	Ellaktor SA	1,416,509	1,925
*	Fourlis Holdings SA	421,984	1,802
*	GEK Terna Holding Real Estate Construction SA	646,661	1,497
	Terna Energy SA	231,869	708
*	Cyprus Popular Bank PCL	12,597,118	—
			182,233
Hong Kong (2.7%)
	AIA Group Ltd.	135,540,937	852,689
	CK Hutchison Holdings Ltd.	31,704,576	391,489
	Hong Kong Exchanges & Clearing Ltd.	13,700,446	362,192

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Sun Hung Kai Properties Ltd.	15,846,845	235,978
Cheung Kong Property Holdings Ltd.	31,734,828	234,605
Link REIT	25,345,628	180,307
CLP Holdings Ltd.	17,346,395	176,326
Hong Kong & China Gas Co. Ltd.	84,415,772	164,903
Hang Seng Bank Ltd.	8,596,847	155,038
BOC Hong Kong Holdings Ltd.	40,505,011	144,370
Jardine Matheson Holdings Ltd.	2,317,816	141,183
Power Assets Holdings Ltd.	14,871,342	139,578
Sands China Ltd.	27,173,471	117,926
Wharf Holdings Ltd.	13,600,727	101,974
Galaxy Entertainment Group Ltd.	23,893,155	97,834
Jardine Strategic Holdings Ltd.	2,523,167	88,531
Hongkong Land Holdings Ltd.	13,199,521	88,388
MTR Corp. Ltd.	15,809,511	87,491
AAC Technologies Holdings Inc.	7,893,936	75,213
Henderson Land Development Co. Ltd.	12,670,279	74,948
New World Development Co. Ltd.	59,367,081	73,808
2 WH Group Ltd.	82,181,761	66,559
Swire Pacific Ltd. Class A	5,724,767	59,502
Sino Land Co. Ltd.	34,623,968	58,789
Cheung Kong Infrastructure Holdings Ltd.	7,153,120	58,540
China Mengniu Dairy Co. Ltd.	30,390,381	57,408
Wheelock & Co. Ltd.	9,160,178	56,373
Techtronic Industries Co. Ltd.	14,177,163	53,266
^ Bank of East Asia Ltd.	13,239,080	53,220
Hang Lung Properties Ltd.	22,656,104	49,823
Samsonite International SA	14,472,173	45,501
^ Want Want China Holdings Ltd.	65,778,833	40,044
Swire Properties Ltd.	13,159,368	37,790
Hang Lung Group Ltd.	9,810,033	37,526
* Semiconductor Manufacturing International Corp.	288,579,734	34,949
Hysan Development Co. Ltd.	6,981,047	32,220
Li & Fung Ltd.	65,098,186	32,001
Yue Yuen Industrial Holdings Ltd.	8,224,212	31,320
NWS Holdings Ltd.	16,018,243	28,342
PCCW Ltd.	46,872,464	27,901
ASM Pacific Technology Ltd.	2,725,407	26,258
^ Wynn Macau Ltd.	16,228,758	24,863
^ Tingyi Cayman Islands Holding Corp.	21,565,238	23,247
Hopewell Holdings Ltd.	6,525,983	22,850
VTech Holdings Ltd.	1,786,995	21,920
Minth Group Ltd.	6,092,510	21,570
Kerry Properties Ltd.	6,713,232	21,257
Shangri-La Asia Ltd.	18,609,335	20,439
^ PRADA SPA	5,757,224	20,169
First Pacific Co. Ltd.	26,101,451	19,773
Xinyi Glass Holdings Ltd.	21,720,238	18,676
Vitasoy International Holdings Ltd.	8,550,000	17,856
Sun Art Retail Group Ltd.	24,611,168	17,336
* Esprit Holdings Ltd.	20,818,805	17,170
^ Kingston Financial Group Ltd.	39,746,742	16,500
^ Haitong International Securities Group Ltd.	25,286,314	16,178
Champion REIT	27,030,817	15,355
^ Cathay Pacific Airways Ltd.	11,601,273	15,270
SJM Holdings Ltd.	21,238,968	14,660
MGM China Holdings Ltd.	8,715,992	14,380
Great Eagle Holdings Ltd.	3,032,287	13,451
Cafe de Coral Holdings Ltd.	3,748,202	13,234
* China Minsheng Financial Holding Corp. Ltd.	126,528,093	12,541
^ Xinyi Solar Holdings Ltd.	31,858,056	11,802
^ Melco International Development Ltd.	8,940,036	11,658
Television Broadcasts Ltd.	3,204,042	11,598
Dah Sing Financial Holdings Ltd.	1,703,277	11,553

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Man Wah Holdings Ltd.	16,856,800	11,188
	Luk Fook Holdings International Ltd.	3,813,000	11,181
	Fortune REIT (Hong Kong Shares)	8,620,077	10,444
	Nexteer Automotive Group Ltd.	7,837,000	10,335
	L'Occitane International SA	4,904,764	10,126
^	Guotai Junan International Holdings Ltd.	26,348,715	10,062
^	China Goldjoy Group Ltd.	103,632,000	10,008
^	Value Partners Group Ltd.	10,345,000	9,868
	Johnson Electric Holdings Ltd.	4,064,264	9,823
	Uni-President China Holdings Ltd.	14,471,592	9,780
^	Shui On Land Ltd.	39,512,058	9,772
*	Freeman FinTech Corp. Ltd.	142,923,946	9,748
*	HengTen Networks Group Ltd.	145,215,059	9,722
^	Brightoil Petroleum Holdings Ltd.	33,773,029	9,709
	Tongda Group Holdings Ltd.	36,770,000	9,703
	HKBN Ltd.	8,125,362	9,581
	NagaCorp Ltd.	15,380,000	9,488
	Shougang Fushan Resources Group Ltd.	40,617,955	8,782
	FIH Mobile Ltd.	26,069,989	8,603
^	Chow Tai Fook Jewellery Group Ltd.	12,112,591	8,589
	Orient Overseas International Ltd.	2,212,191	8,275
	Kerry Logistics Network Ltd.	6,226,624	8,265
^	China Travel International Investment Hong Kong Ltd.	27,813,554	8,015
*	Huabao International Holdings Ltd.	21,080,856	7,890
^	IGG Inc.	10,709,000	7,806
	Stella International Holdings Ltd.	4,438,000	7,693
	CP Pokphand Co. Ltd.	60,180,000	7,673
	Dah Sing Banking Group Ltd.	4,174,476	7,539
	SITC International Holdings Co. Ltd.	12,633,000	7,470
^	Pou Sheng International Holdings Ltd.	23,779,000	7,432
	Shun Tak Holdings Ltd.	21,665,891	7,304
	K Wah International Holdings Ltd.	13,412,000	7,251
^	Town Health International Medical Group Ltd.	45,374,000	7,251
	Sunlight REIT	11,700,000	7,237
	Giordano International Ltd.	13,634,000	7,188
*	Global Brands Group Holding Ltd.	63,109,390	7,148
	BEP International Holdings Ltd.	108,710,000	7,135
	Pacific Textiles Holdings Ltd.	5,566,000	7,013
	Yuexiu REIT	12,227,000	7,013
*,^	KuangChi Science Ltd.	19,637,000	6,838
	Lifestyle International Holdings Ltd.	5,059,907	6,779
^	SMI Holdings Group Ltd.	69,372,000	6,616
^	United Co. RUSAL plc	18,268,521	6,482
*,^	China Baoli Technologies Holdings Ltd.	206,150,000	6,420
^	Towngas China Co. Ltd.	11,395,199	6,412
	SEA Holdings Ltd.	2,434,333	6,198
	SmarTone Telecommunications Holdings Ltd.	4,032,500	6,087
*,^	Pacific Basin Shipping Ltd.	40,588,000	6,060
*,^	Superb Summit International Group Ltd.	32,112,957	6,045
*,^,2	IMAX China Holding Inc.	1,270,500	6,007
*,^	FDG Electric Vehicles Ltd.	113,910,000	5,961
^	Truly International Holdings Ltd.	15,146,000	5,923
*,^	Vision Fame International Holding Ltd.	16,572,000	5,772
^	Hopewell Highway Infrastructure Ltd.	10,590,286	5,662
	Prosperity REIT	12,923,000	5,582
	SA Sa International Holdings Ltd.	11,956,297	5,467
^	China LNG Group Ltd.	181,555,000	5,302
	Texwinca Holdings Ltd.	7,529,353	5,277
*,^	China Oceanwide Holdings Ltd.	51,302,045	5,220
	CITIC Telecom International Holdings Ltd.	14,613,875	5,004
*,^	Huayi Tencent Entertainment Co. Ltd.	77,550,000	4,691
	Yingde Gases Group Co. Ltd.	11,632,500	4,690
	Goodbaby International Holdings Ltd.	9,478,536	4,578
	G-Resources Group Ltd.	258,884,559	4,549

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Dynam Japan Holdings Co. Ltd.	3,124,800	4,491
*,^	Nan Hai Corp. Ltd.	136,500,000	4,476
*,^	MMG Ltd.	16,956,000	4,459
	Chow Sang Sang Holdings International Ltd.	2,523,000	4,454
	Hutchison Telecommunications Hong Kong Holdings Ltd.	13,628,679	4,389
*,^	HC International Inc.	5,692,000	4,195
^	Gemdale Properties & Investment Corp. Ltd.	63,238,000	4,162
	Far East Consortium International Ltd.	10,095,000	4,132
^,2	Regina Miracle International Holdings Ltd.	4,040,000	4,129
	Sun Hung Kai & Co. Ltd.	6,415,000	4,039
*	Convoy Global Holdings Ltd.	130,620,000	4,032
*,^	GCL New Energy Holdings Ltd.	65,790,459	3,934
	Kowloon Development Co. Ltd.	3,886,902	3,891
*,^	China Strategic Holdings Ltd.	161,750,000	3,831
^	China Harmony New Energy Auto Holding Ltd.	8,184,000	3,803
	TCC International Holdings Ltd.	14,695,000	3,729
^	Emperor Capital Group Ltd.	35,172,140	3,708
*,^	United Photovoltaics Group Ltd.	42,078,000	3,677
	Canvest Environmental Protection Group Co. Ltd.	8,045,000	3,625
^	Chong Hing Bank Ltd.	1,788,000	3,514
	Lai Sun Development Co. Ltd.	168,860,749	3,454
*	Rentian Technology Holdings Ltd.	50,450,000	3,374
*,^	Microport Scientific Corp.	4,526,000	3,348
*,^	Sino Oil And Gas Holdings Ltd.	135,545,000	3,327
*,^	United Laboratories International Holdings Ltd.	5,968,500	3,294
*	Beijing Enterprises Medical & Health Group Ltd.	54,990,000	3,184
^	Spring REIT	7,486,238	3,155
*	China Innovative Finance Group Ltd.	28,380,000	3,152
*,^	China Ocean Industry Group Ltd.	106,370,000	3,124
*,^	China LotSynergy Holdings Ltd.	75,040,000	3,038
*,^	Macau Legend Development Ltd.	17,256,523	3,018
*,^	Summit Ascent Holdings Ltd.	9,622,052	2,937
	APT Satellite Holdings Ltd.	4,282,000	2,815
*	NetMind Financial Holdings Ltd.	305,912,000	2,750
*	China Medical & HealthCare Group Ltd.	47,364,527	2,710
	Ju Teng International Holdings Ltd.	8,508,999	2,696
	China Aerospace International Holdings Ltd.	20,954,000	2,694
*	Mei Ah Entertainment Group Ltd.	33,540,000	2,545
*,^	China Financial International Investments Ltd.	49,730,000	2,529
^	Shenwan Hongyuan HK Ltd.	4,530,000	2,492
	NewOcean Energy Holdings Ltd.	9,476,000	2,441
	Liu Chong Hing Investment Ltd.	1,702,018	2,398
*,^	13 Holdings Ltd.	8,070,500	2,376
*,^	TOM Group Ltd.	9,665,013	2,363
^	Lee's Pharmaceutical Holdings Ltd.	2,605,000	2,258
^	Technovator International Ltd.	5,452,000	2,249
	Road King Infrastructure Ltd.	2,601,000	2,207
^	China Silver Group Ltd.	10,936,000	2,162
*,2	China Jicheng Holdings Ltd.	60,858,005	2,030
*,^	Midland Holdings Ltd.	5,566,000	1,981
	TPV Technology Ltd.	10,252,000	1,954
*	Kong Sun Holdings Ltd.	38,850,000	1,954
*,^	China Beidahuang Industry Group Holdings Ltd.	33,536,000	1,942
*,^	Honghua Group Ltd.	19,111,000	1,941
^,2	CGN New Energy Holdings Co. Ltd.	12,372,000	1,795
*,^	Anton Oilfield Services Group	12,494,000	1,667
*	Qianhai Health Holdings Ltd.	77,915,000	1,648
*,^	Xinchen China Power Holdings Ltd.	8,594,000	1,498
*	Singamas Container Holdings Ltd.	14,268,000	1,488
^	Parkson Retail Group Ltd.	14,946,883	1,481
*	Lifestyle China Group Ltd.	5,063,600	1,422
*,^	Peace Map Holding Ltd.	56,540,212	1,337
*,^	Yanchang Petroleum International Ltd.	47,150,000	1,332
*,^	New Sports Group Ltd.	103,050,000	1,327

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Good Resources Holdings Ltd.	25,221,441	1,298
*,^	Emperor Watch & Jewellery Ltd.	31,930,000	1,274
	AMVIG Holdings Ltd.	3,620,000	1,222
	EVA Precision Industrial Holdings Ltd.	11,032,000	1,207
*,^	Suncorp Technologies Ltd.	122,830,000	1,200
	Varitronix International Ltd.	2,753,000	1,117
*	New Focus Auto Tech Holdings Ltd.	15,940,518	1,106
*,^	Sincere Watch Hong Kong Ltd.	38,560,000	1,061
*	Tou Rong Chang Fu Group Ltd.	48,376,000	996
*	Sunshine Oilsands Ltd.	17,164,500	992
	Yip's Chemical Holdings Ltd.	2,398,000	979
	Inspur International Ltd.	4,847,000	962
*,^	Haier Healthwise Holdings Ltd.	29,308,885	962
*	SOCAM Development Ltd.	2,402,353	931
^	China Huarong Energy Co. Ltd.	13,056,066	874
	Henderson Investment Ltd.	10,068,000	843
*	Mason Financial Holdings Ltd.	36,760,923	841
*	Trinity Ltd.	10,228,000	751
*	Silver Base Group Holdings Ltd.	9,625,837	693
	New World Department Store China Ltd.	4,642,000	682
*	Hong Kong Television Network Ltd.	3,579,000	645
*	China Forestry Holdings Co. Ltd.	3,050,000	570
*	Auto Italia Holdings	30,701,298	515
	Polytec Asset Holdings Ltd.	6,745,000	487
*	China Healthcare Enterprise Group Ltd.	24,198,028	418
*	Qunxing Paper Holdings Co. Ltd.	1,573,000	409
*	Winshine Science Co. Ltd.	8,924,096	214
*	Neo-Neon Holdings Ltd.	981,500	153
*	Skyway Securities Group Ltd Warrants Exp. 02/11/2017	14,193,309	130
*	GT Group Holdings Ltd.	3,534,049	127
*	China Longevity Group Co. Ltd.	1,027,000	—
			6,009,357
Hungary (0.1%)
	OTP Bank plc	2,105,926	59,017
	MOL Hungarian Oil & Gas plc	542,604	34,803
	Richter Gedeon Nyrt	1,568,556	33,672
	Magyar Telekom Telecommunications plc	4,852,694	8,023
			135,515
India (2.4%)
	Housing Development Finance Corp. Ltd.	17,746,973	370,288
	Infosys Ltd.	21,071,862	314,470
	Reliance Industries Ltd.	17,866,089	282,179
	Tata Consultancy Services Ltd.	5,290,334	190,054
	Sun Pharmaceutical Industries Ltd.	12,456,038	138,768
	ITC Ltd.	32,447,971	118,195
	HDFC Bank Ltd.	5,956,116	112,266
	ICICI Bank Ltd.	24,865,141	103,350
	Hindustan Unilever Ltd.	8,024,602	100,541
	Oil & Natural Gas Corp. Ltd.	23,148,239	99,273
	Tata Motors Ltd.	11,056,061	89,027
	Axis Bank Ltd.	11,963,087	87,367
	Maruti Suzuki India Ltd.	935,609	82,428
	Bharat Petroleum Corp. Ltd.	7,509,919	75,377
	Coal India Ltd.	14,967,739	72,874
	Bharti Airtel Ltd.	14,420,839	68,899
	HCL Technologies Ltd.	5,992,693	68,505
	Mahindra & Mahindra Ltd.	3,402,843	66,877
	State Bank of India	16,590,978	64,189
	Indian Oil Corp. Ltd.	12,560,580	60,929
	Kotak Mahindra Bank Ltd.	4,936,495	60,609
	Larsen & Toubro Ltd.	2,518,276	55,894
	Hero MotoCorp Ltd.	1,105,664	55,493
	Lupin Ltd.	2,472,254	55,122
	Asian Paints Ltd.	3,236,148	51,848

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
NTPC Ltd. (Common)	22,367,104	51,010
Eicher Motors Ltd.	136,236	49,027
Zee Entertainment Enterprises Ltd.	6,068,915	47,301
IndusInd Bank Ltd.	2,604,412	46,841
Indiabulls Housing Finance Ltd.	3,636,350	46,264
UltraTech Cement Ltd.	738,339	44,066
Adani Ports & Special Economic Zone Ltd.	9,318,001	42,885
Yes Bank Ltd.	2,226,122	42,461
* Vedanta Ltd.	13,627,530	41,498
Aurobindo Pharma Ltd.	3,006,597	36,558
UPL Ltd.	3,444,452	36,044
Wipro Ltd.	5,135,457	35,651
Tech Mahindra Ltd.	5,285,858	34,505
Godrej Consumer Products Ltd.	1,425,442	34,360
Bajaj Auto Ltd.	787,758	33,631
JSW Steel Ltd.	1,327,746	33,015
Ambuja Cements Ltd.	8,891,548	32,163
Cipla Ltd.	3,620,565	31,207
Shriram Transport Finance Co. Ltd.	1,887,542	30,553
Bharti Infratel Ltd.	5,892,344	30,527
Power Grid Corp. of India Ltd.	11,509,979	30,333
Dr Reddy's Laboratories Ltd.	601,979	30,242
* Bajaj Finance Ltd.	1,807,210	29,022
Bosch Ltd.	85,291	28,003
Nestle India Ltd.	258,299	27,027
Dabur India Ltd.	5,974,546	26,098
Piramal Enterprises Ltd.	950,011	25,261
LIC Housing Finance Ltd.	2,771,229	24,207
Hindustan Petroleum Corp. Ltd.	3,379,835	23,647
Shree Cement Ltd.	93,941	23,527
* United Spirits Ltd.	669,354	22,562
GAIL India Ltd.	3,453,927	22,414
Tata Motors Ltd. Class A	4,247,648	22,207
Glenmark Pharmaceuticals Ltd.	1,566,836	21,892
Bajaj Finserv Ltd.	431,500	21,868
Marico Ltd.	5,128,996	21,662
Hindalco Industries Ltd.	9,361,162	21,039
Titan Co. Ltd.	3,464,520	19,385
Idea Cellular Ltd.	16,038,422	18,320
IDFC Bank Ltd.	15,409,772	18,196
NMDC Ltd.	9,043,040	17,794
Motherson Sumi Systems Ltd.	3,574,418	17,760
Cadila Healthcare Ltd.	2,745,944	17,399
Apollo Hospitals Enterprise Ltd.	866,330	17,393
Cairn India Ltd.	5,141,229	17,331
Ashok Leyland Ltd.	12,668,799	17,136
Siemens Ltd.	966,240	17,135
Divi's Laboratories Ltd.	887,640	17,013
Havells India Ltd.	2,732,240	16,662
Mahindra & Mahindra Financial Services Ltd.	3,065,745	16,621
Dr Reddy's Laboratories Ltd. ADR	331,136	16,322
Britannia Industries Ltd.	327,542	16,249
Tata Steel Ltd.	2,650,564	16,132
Rural Electrification Corp. Ltd.	7,902,852	15,972
Pidilite Industries Ltd.	1,375,738	14,818
^ Wipro Ltd. ADR	1,506,320	14,566
* Bharat Financial Inclusion Ltd.	1,060,224	14,037
Bharat Forge Ltd.	1,055,129	13,987
Page Industries Ltd.	55,289	13,624
Bharat Heavy Electricals Ltd.	6,511,911	13,560
Power Finance Corp. Ltd.	7,114,148	13,242
Bharat Electronics Ltd.	656,628	12,802
Tata Power Co. Ltd.	10,820,412	12,694
Petronet LNG Ltd.	2,154,792	12,563

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Max Financial Services Ltd.	1,440,984	12,151
* Bank of Baroda	5,144,139	12,059
Reliance Infrastructure Ltd.	1,474,575	12,002
NHPC Ltd.	29,409,911	11,805
Oracle Financial Services Software Ltd.	243,693	11,667
Federal Bank Ltd.	9,390,041	11,538
ACC Ltd.	499,005	11,336
* Alkem Laboratories Ltd.	462,953	11,320
Rajesh Exports Ltd.	1,541,829	11,049
Vakrangee Ltd.	2,902,163	10,964
Hindustan Zinc Ltd.	2,886,642	10,959
DLF Ltd.	4,842,356	10,937
Reliance Capital Ltd.	1,404,276	10,937
Emami Ltd.	601,602	10,930
GlaxoSmithKline Consumer Healthcare Ltd.	115,894	10,551
Colgate-Palmolive India Ltd.	721,352	10,516
Berger Paints India Ltd.	2,575,229	9,932
Dewan Housing Finance Corp. Ltd.	2,012,709	9,906
United Breweries Ltd.	760,381	9,903
Mindtree Ltd.	1,502,574	9,817
Bajaj Holdings & Investment Ltd.	300,334	9,804
Torrent Pharmaceuticals Ltd.	452,025	9,584
Cummins India Ltd.	747,753	9,525
Castrol India Ltd.	1,341,130	9,210
ABB India Ltd.	561,258	9,157
Info Edge India Ltd.	674,692	9,113
CRISIL Ltd.	268,204	8,823
* Steel Authority of India Ltd.	11,081,410	8,653
Arvind Ltd.	1,387,810	8,609
MRF Ltd.	11,762	8,450
Jubilant Life Sciences Ltd.	817,523	8,448
* Reliance Communications Ltd.	11,719,254	8,216
Oil India Ltd.	1,318,012	8,198
Kansai Nerolac Paints Ltd.	1,428,974	8,116
AIA Engineering Ltd.	414,571	8,024
TVS Motor Co. Ltd.	1,320,461	8,019
Indian Hotels Co. Ltd.	4,592,363	7,940
PI Industries Ltd.	611,456	7,913
Apollo Tyres Ltd.	2,608,226	7,901
L&T Finance Holdings Ltd.	4,797,028	7,690
Biocon Ltd.	548,055	7,600
Strides Shasun Ltd.	479,807	7,518
Sun TV Network Ltd.	907,935	7,441
Cholamandalam Investment and Finance Co. Ltd.	414,085	7,354
Dalmia Bharat Ltd.	235,456	7,255
Tata Communications Ltd.	759,695	7,230
Aditya Birla Nuvo Ltd.	350,080	7,227
Ajanta Pharma Ltd.	235,458	7,202
Mphasis Ltd.	914,577	7,020
Manappuram Finance Ltd.	4,554,621	6,979
Exide Industries Ltd.	2,361,614	6,941
* Kajaria Ceramics Ltd.	732,286	6,811
Amara Raja Batteries Ltd.	448,367	6,800
Edelweiss Financial Services Ltd.	3,683,756	6,737
CESC Ltd.	715,585	6,733
* Punjab National Bank	2,975,167	6,427
NCC Ltd.	4,540,866	6,367
Voltas Ltd.	1,098,818	6,366
Sundaram Finance Ltd.	302,655	6,220
* Suzlon Energy Ltd.	26,661,975	6,058
Bayer CropScience Ltd.	94,612	6,043
2 InterGlobe Aviation Ltd.	432,866	6,030
* Canara Bank	1,275,384	6,004
Jubilant Foodworks Ltd.	396,367	5,940

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Gujarat Pipavav Port Ltd.	2,418,384	5,896
Supreme Industries Ltd.	435,162	5,883
Muthoot Finance Ltd.	1,090,154	5,860
Ramco Cements Ltd.	627,868	5,783
* Whirlpool of India Ltd.	330,998	5,573
IRB Infrastructure Developers Ltd.	1,553,288	5,465
* Gillette India Ltd.	85,256	5,448
Natco Pharma Ltd.	622,305	5,439
Tata Global Beverages Ltd.	2,587,964	5,427
Blue Dart Express Ltd.	71,148	5,418
* Crompton Greaves Ltd.	4,709,887	5,416
Credit Analysis & Research Ltd.	244,658	5,405
* IDBI Bank Ltd.	4,776,143	5,268
Sintex Industries Ltd.	3,898,596	5,239
Jain Irrigation Systems Ltd.	3,248,508	5,236
Indraprastha Gas Ltd.	400,492	5,162
Godrej Industries Ltd.	777,854	5,092
* Sun Pharma Advanced Research Co. Ltd.	965,535	5,075
Alembic Pharmaceuticals Ltd.	498,825	5,045
Oberoi Realty Ltd.	948,232	5,006
* GMR Infrastructure Ltd.	24,019,816	4,935
Tube Investments of India Ltd.	527,395	4,931
eClerx Services Ltd.	210,977	4,799
* Wockhardt Ltd.	368,276	4,796
GRUH Finance Ltd.	954,499	4,776
* Jindal Steel & Power Ltd.	4,053,993	4,583
* PC Jeweller Ltd.	593,616	4,553
2 Syngene International Ltd.	518,788	4,553
Abbott India Ltd.	60,430	4,519
Persistent Systems Ltd.	467,209	4,514
Reliance Power Ltd.	6,255,074	4,412
JSW Energy Ltd.	4,435,077	4,343
Century Textiles & Industries Ltd.	318,679	4,340
* Ipca Laboratories Ltd.	473,109	4,322
* Bank of India	2,473,847	4,261
National Aluminium Co. Ltd.	5,239,781	4,188
* Indiabulls Real Estate Ltd.	3,182,067	4,184
Infosys Ltd. ADR	273,699	4,177
WABCO India Ltd.	49,122	4,165
* Dish TV India Ltd.	2,886,275	4,150
GlaxoSmithKline Pharmaceuticals Ltd.	94,493	4,116
Thermax Ltd.	318,907	4,065
Karur Vysya Bank Ltd.	555,664	3,985
Ceat Ltd.	218,321	3,970
* IDFC Ltd.	3,776,610	3,961
Engineers India Ltd.	972,238	3,923
Sanofi India Ltd.	59,431	3,886
Sadbhav Engineering Ltd.	928,090	3,877
Repco Home Finance Ltd.	337,465	3,816
KRBL Ltd.	1,059,039	3,792
2 Dr Lal PathLabs Ltd.	212,840	3,756
KPIT Technologies Ltd.	1,739,873	3,739
Indian Bank	1,057,467	3,687
Prestige Estates Projects Ltd.	1,257,506	3,655
Welspun India Ltd.	4,269,434	3,633
* Adani Power Ltd.	8,853,507	3,627
Coromandel International Ltd.	842,130	3,613
* Housing Development & Infrastructure Ltd.	2,872,496	3,584
Cox & Kings Ltd.	1,084,944	3,574
Hexaware Technologies Ltd.	1,154,548	3,539
Symphony Ltd.	183,312	3,509
IFCI Ltd.	8,983,149	3,501
Union Bank of India	1,574,744	3,492
Redington India Ltd.	2,204,405	3,469

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
GE T&D India Ltd.	675,539	3,467
Gujarat State Petronet Ltd.	1,432,476	3,382
Bajaj Corp. Ltd.	554,303	3,380
State Bank of India GDR	88,597	3,373
* TV18 Broadcast Ltd.	4,985,703	3,324
* Fortis Healthcare Ltd.	1,211,167	3,239
Torrent Power Ltd.	1,237,319	3,211
* Just Dial Ltd.	505,401	3,207
* Mangalore Refinery & Petrochemicals Ltd.	2,361,855	3,194
Pfizer Ltd.	116,576	3,189
India Cements Ltd.	1,343,600	3,162
Adani Enterprises Ltd.	2,998,373	3,006
Gujarat Gas Ltd.	348,784	2,990
Great Eastern Shipping Co. Ltd.	528,981	2,957
South Indian Bank Ltd.	8,199,563	2,919
* RattanIndia Power Ltd.	23,055,982	2,880
Balrampur Chini Mills Ltd.	1,639,626	2,835
ICICI Bank Ltd. ADR	339,619	2,815
Tata Motors Ltd. ADR	67,417	2,657
Multi Commodity Exchange of India Ltd.	137,499	2,653
* Central Bank of India	1,869,710	2,559
Gateway Distriparks Ltd.	686,662	2,542
Srei Infrastructure Finance Ltd.	2,279,583	2,488
* Mahindra CIE Automotive Ltd.	821,775	2,444
Jammu & Kashmir Bank Ltd.	2,364,519	2,387
* Kaveri Seed Co. Ltd.	359,631	2,328
PTC India Ltd.	2,081,813	2,297
* Hindustan Construction Co. Ltd.	4,177,864	2,272
Gujarat Fluorochemicals Ltd.	284,577	2,161
* Bajaj Hindusthan Sugar Ltd.	8,474,609	2,127
VA Tech Wabag Ltd.	284,992	2,115
* Syndicate Bank	1,905,172	2,107
Karnataka Bank Ltd.	1,113,689	2,035
* Jaiprakash Associates Ltd.	11,299,772	1,888
Oriental Bank of Commerce	925,155	1,782
Gujarat Mineral Development Corp. Ltd.	1,026,009	1,705
Sobha Ltd.	404,916	1,694
* Unitech Ltd.	18,512,416	1,672
Marksans Pharma Ltd.	2,058,913	1,606
* Jet Airways India Ltd.	232,291	1,596
* Allahabad Bank	1,398,237	1,584
* Jindal Saw Ltd.	1,634,154	1,566
* Indian Overseas Bank	3,845,149	1,536
* Corp Bank	2,337,044	1,459
Raymond Ltd.	154,723	1,399
* Future Retail Ltd.	557,814	1,390
Welspun Corp. Ltd.	1,301,814	1,386
Andhra Bank	1,640,375	1,386
Cyient Ltd.	187,038	1,372
* Vijaya Bank	1,999,188	1,326
* DEN Networks Ltd.	1,046,362	1,221
* Videocon Industries Ltd.	780,339	1,217
* UCO Bank	2,311,044	1,207
* GE Power India Ltd.	155,892	1,199
* Shipping Corp. of India Ltd.	1,165,221	1,184
McLeod Russel India Ltd.	448,439	1,140
* Aditya Birla Fashion and Retail Ltd.	443,428	1,064
Radico Khaitan Ltd.	494,183	1,043
* Shree Renuka Sugars Ltd.	4,414,308	1,028
Chambal Fertilizers and Chemicals Ltd.	1,015,696	960
* Rolta India Ltd.	936,910	882
* Polaris Consulting & Services Ltd.	365,089	878
* Reliance Defence and Engineering Ltd.	958,685	850
* Punj Lloyd Ltd.	2,352,333	800

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
* Amtek Auto Ltd.	1,209,979	783
* Karnataka Bank Ltd Rights Exp. 11/21/2016	556,844	433
Future Enterprises Ltd.	889,040	211
* Vedanta Ltd. ADR	16,320	197
HDFC Bank Ltd. ADR	2,775	196
Balkrishna Industries Ltd.	6,314	100
* JITF Infralogistics Ltd.	131,362	81
* Nagarjuna Fertilizers & Chemicals Ltd.	312,129	57
Jain Irrigation Systems Ltd. DVR	32,150	30
* Chennai Super Kings Cricket Ltd.	951,110	—
		5,450,304
Indonesia (0.6%)
Telekomunikasi Indonesia Persero Tbk PT	567,379,072	183,192
Bank Central Asia Tbk PT	137,780,901	163,814
Astra International Tbk PT	226,343,270	142,802
Bank Rakyat Indonesia Persero Tbk PT	121,195,237	113,168
Bank Mandiri Persero Tbk PT	105,044,516	92,528
Unilever Indonesia Tbk PT	12,955,870	44,151
Bank Negara Indonesia Persero Tbk PT	83,890,502	35,814
Indofood Sukses Makmur Tbk PT	49,594,695	32,245
Kalbe Farma Tbk PT	216,392,054	28,834
United Tractors Tbk PT	17,003,121	28,127
Gudang Garam Tbk PT	5,197,514	27,043
Semen Indonesia Persero Tbk PT	33,183,251	25,012
Perusahaan Gas Negara Persero Tbk	121,081,554	23,717
Charoen Pokphand Indonesia Tbk PT	83,579,394	23,654
Indocement Tunggal Prakarsa Tbk PT	14,978,502	18,860
Indofood CBP Sukses Makmur Tbk PT	26,021,116	18,744
Adaro Energy Tbk PT	144,441,430	17,535
Summarecon Agung Tbk PT	120,422,500	15,212
Ciputra Development Tbk PT	121,739,014	14,732
Lippo Karawaci Tbk PT	212,208,800	14,679
Bumi Serpong Damai Tbk PT	87,582,260	14,532
Pakuwon Jati Tbk PT	258,734,534	14,275
Surya Citra Media Tbk PT	63,583,721	12,913
Tower Bersama Infrastructure Tbk PT	25,481,235	11,665
Bank Danamon Indonesia Tbk PT	34,624,876	10,240
AKR Corporindo Tbk PT	18,539,300	10,064
Waskita Karya Persero Tbk PT	47,018,367	9,438
Media Nusantara Citra Tbk PT	57,843,546	9,304
Tambang Batubara Bukit Asam Persero Tbk PT	8,898,069	8,119
Jasa Marga Persero Tbk PT	22,314,217	7,741
* XL Axiata Tbk PT	40,746,853	6,870
* Aneka Tambang Persero Tbk PT	96,508,127	6,624
Bank Tabungan Negara Persero Tbk PT	41,109,797	6,013
Astra Agro Lestari Tbk PT	4,489,496	5,245
Indo Tambangraya Megah Tbk PT	4,653,000	5,107
Ace Hardware Indonesia Tbk PT	77,558,000	5,077
Global Mediacom Tbk PT	73,190,512	4,763
* Vale Indonesia Tbk PT	22,797,636	4,754
* Alam Sutera Realty Tbk PT	134,942,900	4,633
Wijaya Karya Persero Tbk PT	22,862,900	4,503
Link Net Tbk PT	10,782,300	4,131
Matahari Putra Prima Tbk PT	29,375,600	4,060
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	30,770,400	3,593
Ramayana Lestari Sentosa Tbk PT	34,042,500	3,573
Adhi Karya Persero Tbk PT	19,277,000	3,348
* Mitra Adiperkasa Tbk PT	7,694,200	3,243
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	26,231,500	3,196
* Panin Financial Tbk PT	173,576,400	2,541
* Siloam International Hospitals Tbk PT	3,083,700	2,453
Intiland Development Tbk PT	55,080,300	2,429
Timah Persero Tbk PT	30,864,387	2,200
* Lippo Cikarang Tbk PT	4,715,600	2,187

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
BISI International Tbk PT	14,239,100	2,180
* Krakatau Steel Persero Tbk PT	37,795,000	1,912
Wijaya Karya Beton Tbk PT	27,926,705	1,902
* Eagle High Plantations Tbk PT	128,077,500	1,872
* Gajah Tunggal Tbk PT	19,499,800	1,864
* Agung Podomoro Land Tbk PT	83,763,100	1,848
Surya Semesta Internusa Tbk PT	40,525,900	1,753
* Medco Energi Internasional Tbk PT	15,304,800	1,533
Bekasi Fajar Industrial Estate Tbk PT	53,310,100	1,272
Salim Ivomas Pratama Tbk PT	29,709,400	1,138
* Bakrie and Brothers Tbk PT	274,678,500	1,053
Sampoerna Agro PT	7,114,300	1,044
* Sigmagold Inti Perkasa Tbk PT	64,941,800	567
* Berlian Laju Tanker Tbk PT	25,926,000	389
* Bakrie Telecom Tbk PT	94,762,000	363
		1,283,387
Ireland (0.2%)
Kerry Group plc Class A	1,635,498	118,698
* Bank of Ireland	310,460,705	66,456
Smurfit Kappa Group plc	2,630,443	57,752
Kingspan Group plc	1,984,782	48,604
* Ryanair Holdings plc ADR	481,338	36,144
Glanbia plc	1,961,127	31,947
C&C Group plc	3,567,215	13,687
Green REIT plc	7,643,618	11,415
Hibernia REIT plc	7,799,262	10,983
* Ryanair Holdings plc	702,022	9,730
Origin Enterprises plc	1,416,881	8,785
Irish Continental Group plc	1,768,578	8,248
* Permanent TSB Group Holdings plc	1,183,540	3,221
* Irish Bank Resolution Corp. Ltd.	698,992	—
		425,670
Israel (0.4%)
Teva Pharmaceutical Industries Ltd.	9,954,252	415,747
Bank Hapoalim BM	11,247,640	64,873
* Bank Leumi Le-Israel BM	14,596,490	55,073
Bezeq The Israeli Telecommunication Corp. Ltd.	22,902,170	41,600
Nice Ltd.	602,352	39,983
Elbit Systems Ltd.	271,370	26,853
Frutarom Industries Ltd.	415,092	21,935
* Israel Discount Bank Ltd. Class A	11,810,150	21,691
Azrieli Group Ltd.	487,184	20,740
Israel Chemicals Ltd.	4,956,763	17,614
Mizrahi Tefahot Bank Ltd.	1,290,796	16,810
* Tower Semiconductor Ltd.	899,625	13,899
Teva Pharmaceutical Industries Ltd. ADR	317,173	13,556
Delek Group Ltd.	55,153	10,810
Gazit-Globe Ltd.	1,080,270	9,756
Alony Hetz Properties & Investments Ltd.	1,046,267	8,993
Paz Oil Co. Ltd.	52,772	8,243
* Airport City Ltd.	657,533	7,146
Melisron Ltd.	157,861	6,706
First International Bank Of Israel Ltd.	472,988	6,086
Reit 1 Ltd.	1,915,250	5,770
Strauss Group Ltd.	351,709	5,537
* Mazor Robotics Ltd.	482,516	5,531
Harel Insurance Investments & Financial Services Ltd.	1,318,230	5,097
Amot Investments Ltd.	1,152,480	4,809
* Partner Communications Co. Ltd.	972,359	4,536
* Oil Refineries Ltd.	11,473,033	4,047
IDI Insurance Co. Ltd.	81,162	4,028
* Jerusalem Oil Exploration	88,948	3,915
* Israel Corp. Ltd.	25,965	3,866
Shikun & Binui Ltd.	2,178,463	3,776

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Delek Energy Systems Ltd.	7,180	3,714
*	Nova Measuring Instruments Ltd.	305,352	3,649
*	Cellcom Israel Ltd. (Registered)	468,154	3,533
*	Jerusalem Economy Ltd.	1,557,230	3,518
*	Compugen Ltd.	576,012	3,260
	Delta-Galil Industries Ltd.	106,115	3,020
	Delek Automotive Systems Ltd.	332,263	2,839
	B Communications Ltd.	119,903	2,654
	Shufersal Ltd.	672,019	2,537
	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	62,524	2,515
	Formula Systems 1985 Ltd.	64,764	2,495
	Africa Israel Properties Ltd.	142,066	2,445
*	Clal Insurance Enterprises Holdings Ltd.	212,482	2,441
*	Menora Mivtachim Holdings Ltd.	270,512	2,408
	Bayside Land Corp.	5,815	2,275
*	Phoenix Holdings Ltd.	778,132	2,222
*	Migdal Insurance & Financial Holding Ltd.	3,185,699	2,109
	Electra Ltd.	15,129	2,078
	Big Shopping Centers Ltd.	30,446	2,045
*	Silicom Ltd.	53,002	1,972
	Norstar Holdings Inc.	114,719	1,946
*	Allot Communications Ltd.	346,059	1,805
*	Kenon Holdings Ltd.	171,920	1,673
*	Kamada Ltd.	285,829	1,656
*	Ceragon Networks Ltd.	618,051	1,629
*	Gilat Satellite Networks Ltd.	370,409	1,626
*	Naphtha Israel Petroleum Corp. Ltd.	297,480	1,615
*	Evogene Ltd.	259,673	1,545
*	AudioCodes Ltd.	277,324	1,468
	Property & Building Corp. Ltd.	11,550	953
*	Cellcom Israel Ltd.	96,644	724
*	Africa Israel Investments Ltd.	790,898	227
			949,622
Italy (1.5%)
	Eni SPA	27,716,931	402,237
	Enel SPA	85,726,302	368,568
	Intesa Sanpaolo SPA (Registered)	135,502,276	314,187
	Assicurazioni Generali SPA	14,192,743	183,333
	UniCredit SPA	59,812,123	148,431
	Snam SPA	27,564,827	145,235
	Atlantia SPA	5,377,128	131,654
	Luxottica Group SPA	2,005,614	99,865
*,^	Telecom Italia SPA (Registered)	111,580,942	96,997
	CNH Industrial NV	10,302,228	79,983
	Terna Rete Elettrica Nazionale SPA	16,099,763	78,807
	Ferrari NV	1,492,522	78,582
	Fiat Chrysler Automobiles NV	9,809,349	71,912
	Tenaris SA	5,048,142	71,400
	Prysmian SPA	2,309,460	57,431
	EXOR SPA	1,269,577	53,976
*	Leonardo-Finmeccanica SPA	4,269,659	51,989
	Telecom Italia SPA (Bearer)	67,439,360	47,872
	Mediobanca SPA	6,248,201	45,770
2	Poste Italiane SPA	5,117,045	34,063
	Recordati SPA	1,146,528	32,423
	Davide Campari-Milano SPA	3,193,227	32,161
	Moncler SPA	1,672,854	27,850
^	Unione di Banche Italiane SPA	9,806,766	27,057
^	Banco Popolare SC	9,257,852	26,721
*	Saipem SPA	64,140,543	26,376
	FinecoBank Banca Fineco SPA	4,428,443	25,880
	Banca Popolare dell'Emilia Romagna SC	5,392,360	25,339
	Mediaset SPA	8,481,519	24,255
	A2A SPA	17,600,261	23,970

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	UnipolSai SPA	12,056,241	23,040
^	Banca Popolare di Milano Scarl	49,530,962	22,701
	Intesa Sanpaolo SPA	10,366,766	22,445
	Brembo SPA	334,817	20,730
	Banca Mediolanum SPA	2,903,659	20,076
*	Yoox Net-A-Porter Group SPA	690,496	19,863
	Hera SPA	7,437,760	19,011
	Azimut Holding SPA	1,089,784	17,493
^	Salvatore Ferragamo SPA	709,006	17,331
	Cerved Information Solutions SPA	2,146,615	17,278
	Banca Popolare di Sondrio SCPA	5,071,794	16,932
	Unipol Gruppo Finanziario SPA	5,501,623	16,843
	DiaSorin SPA	266,698	16,391
	Buzzi Unicem SPA	815,689	15,863
	Interpump Group SPA	939,005	15,060
	De' Longhi SPA	643,411	15,054
	Banca Generali SPA	639,454	14,219
	Ansaldo STS SPA	1,104,810	12,698
2	Infrastrutture Wireless Italiane SPA	2,661,950	12,584
2	Anima Holding SPA	2,509,103	12,224
	Autogrill SPA	1,448,839	12,076
	Societa Cattolica di Assicurazioni SCRL	1,870,378	11,309
^	Industria Macchine Automatiche SPA	172,902	10,694
	Iren SPA	5,656,663	10,151
	Amplifon SPA	892,805	9,434
	Parmalat SPA	3,549,730	9,379
*	Ei Towers SPA	187,612	8,837
^	Tod's SPA	145,839	8,522
*,^	Banca Monte dei Paschi di Siena SPA	28,504,886	7,635
	Societa Iniziative Autostradali e Servizi SPA	813,777	7,621
2	OVS SPA	1,380,422	7,562
	ACEA SPA	553,984	7,176
	Beni Stabili SpA SIIQ	12,206,405	7,117
^	Saras SPA	3,990,098	6,931
	MARR SPA	361,696	6,662
	Banca IFIS SPA	215,985	6,255
^	Brunello Cucinelli SPA	313,363	6,207
	Danieli & C Officine Meccaniche SPA RSP	454,392	6,087
	Reply SPA	47,618	5,986
	ERG SPA	538,600	5,982
^	Credito Valtellinese SC	12,206,556	5,372
^	Salini Impregilo SPA	1,794,406	5,000
	Credito Emiliano SPA	883,834	4,983
	Datalogic SPA	221,071	4,635
	Buzzi Unicem SPA	444,609	4,537
2	RAI Way SPA	1,075,130	4,207
	Italmobiliare SPA	88,409	4,195
	CIR-Compagnie Industriali Riunite SPA	3,729,193	4,157
	Tenaris SA ADR	140,088	3,950
	ASTM SPA	365,556	3,946
*	Safilo Group SPA	352,013	3,684
	Cairo Communication SPA	786,348	3,373
^	Piaggio & C SPA	1,803,446	3,144
^	Immobiliare Grande Distribuzione SIIQ SPA	3,780,755	2,912
	Cementir Holding SPA	574,114	2,804
	Danieli & C Officine Meccaniche SPA	143,257	2,674
*,^	Banca Carige SPA	7,413,753	2,531
	Zignago Vetro SPA	381,109	2,308
*,^	Fincantieri SPA	5,012,443	2,274
^	Esprinet SPA	294,991	2,186
^	Astaldi SPA	525,298	2,120
^	Geox SPA	894,676	1,927
*,^	Rizzoli Corriere Della Sera Mediagroup SPA	1,547,041	1,659
	Cofide SPA	3,856,866	1,639

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*,^	Juventus Football Club SPA	4,599,921	1,481
*,^	Gruppo Editoriale L'Espresso SPA	1,725,223	1,435
*	Arnoldo Mondadori Editore SPA	1,192,987	1,180
	DeA Capital SPA	930,679	1,101
	Falck Renewables SPA	613,726	548
*	Gemina SPA CVR	2,837,088	40
*	EXOR SPA Rights Exp. 11/09/2016	1,257,362	—
			3,429,785
Japan (18.0%)
	Toyota Motor Corp.	30,752,087	1,783,829
	Mitsubishi UFJ Financial Group Inc.	153,058,098	789,751
	KDDI Corp.	20,884,200	634,737
	SoftBank Group Corp.	9,682,819	609,835
	Honda Motor Co. Ltd.	20,187,357	604,039
	Japan Tobacco Inc.	13,496,697	513,146
	Sumitomo Mitsui Financial Group Inc.	14,612,209	506,630
	Mizuho Financial Group Inc.	281,484,179	473,950
	Sony Corp.	14,133,547	445,465
	FANUC Corp.	2,201,555	403,077
	Takeda Pharmaceutical Co. Ltd.	8,707,954	389,463
	Keyence Corp.	513,212	376,231
	NTT DOCOMO Inc.	14,777,286	371,117
	East Japan Railway Co.	4,204,410	370,108
	Seven & i Holdings Co. Ltd.	8,779,819	366,464
	Astellas Pharma Inc.	23,947,857	355,431
	Shin-Etsu Chemical Co. Ltd.	4,638,086	351,666
	Central Japan Railway Co.	2,037,777	346,516
	Canon Inc.	11,797,816	338,928
	Mitsubishi Corp.	15,503,330	337,430
	Tokio Marine Holdings Inc.	7,900,717	311,631
	Mitsubishi Electric Corp.	22,240,332	300,894
	Murata Manufacturing Co. Ltd.	2,131,327	297,622
	Nintendo Co. Ltd.	1,217,212	293,421
	Kao Corp.	5,643,876	290,414
	Daikin Industries Ltd.	3,003,512	287,826
	Hitachi Ltd.	52,216,197	278,359
	Fuji Heavy Industries Ltd.	6,903,504	269,765
	Bridgestone Corp.	7,222,208	269,559
	Mitsui & Co. Ltd.	19,155,987	265,407
	Mitsubishi Estate Co. Ltd.	13,307,776	264,490
	Nidec Corp.	2,728,887	264,047
	Panasonic Corp.	23,955,569	247,122
	Denso Corp.	5,662,753	246,415
	Mitsui Fudosan Co. Ltd.	10,673,174	243,070
	Komatsu Ltd.	10,613,502	236,247
	ORIX Corp.	14,754,396	233,804
	Nissan Motor Co. Ltd.	22,671,374	230,624
	Otsuka Holdings Co. Ltd.	4,755,505	208,129
	ITOCHU Corp.	16,204,412	204,641
	Kubota Corp.	12,673,778	204,281
	Daiwa House Industry Co. Ltd.	7,261,087	199,292
	Fast Retailing Co. Ltd.	573,209	193,112
	Nomura Holdings Inc.	38,412,947	192,408
	SMC Corp.	658,714	190,945
	Eisai Co. Ltd.	2,995,166	190,875
	Dai-ichi Life Holdings Inc.	12,709,259	186,330
	Hoya Corp.	4,446,651	185,532
	Daiichi Sankyo Co. Ltd.	7,446,521	178,934
	Nippon Steel & Sumitomo Metal Corp.	8,834,325	175,033
	FUJIFILM Holdings Corp.	4,531,428	171,337
	MS&AD Insurance Group Holdings Inc.	5,745,048	170,552
	Kyocera Corp.	3,509,218	170,509
	Suzuki Motor Corp.	4,621,158	164,773
	Shionogi & Co. Ltd.	3,334,080	164,197

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Kirin Holdings Co. Ltd.	9,456,714	162,577
Toray Industries Inc.	17,101,774	159,165
Tokyo Electron Ltd.	1,757,472	158,533
Secom Co. Ltd.	2,187,087	157,775
* Toshiba Corp.	42,866,995	155,214
Mitsubishi Heavy Industries Ltd.	36,097,292	154,419
MEIJI Holdings Co. Ltd.	1,542,936	153,893
Asahi Group Holdings Ltd.	4,281,813	152,736
Shimano Inc.	886,045	151,496
Recruit Holdings Co. Ltd.	3,651,249	146,669
Sumitomo Corp.	12,648,517	145,415
Sumitomo Mitsui Trust Holdings Inc.	4,252,302	143,484
Terumo Corp.	3,550,571	137,307
Daito Trust Construction Co. Ltd.	817,818	137,049
Sompo Holdings Inc.	4,156,163	134,480
Ono Pharmaceutical Co. Ltd.	5,122,856	129,883
Olympus Corp.	3,619,497	129,019
Sumitomo Realty & Development Co. Ltd.	4,878,531	128,236
West Japan Railway Co.	2,069,679	127,444
Oriental Land Co. Ltd.	2,180,011	127,341
Asahi Kasei Corp.	14,068,008	126,824
Ajinomoto Co. Inc.	5,700,535	126,765
Sumitomo Electric Industries Ltd.	8,508,350	125,698
Dentsu Inc.	2,503,171	124,781
Nitto Denko Corp.	1,736,796	121,000
Nippon Telegraph & Telephone Corp.	2,720,953	120,638
Fujitsu Ltd.	20,079,424	119,094
Chubu Electric Power Co. Inc.	7,993,828	117,680
Daiwa Securities Group Inc.	19,083,715	113,933
Shiseido Co. Ltd.	4,416,137	113,910
Sysmex Corp.	1,613,948	111,850
Rakuten Inc.	9,458,836	109,048
Resona Holdings Inc.	24,528,749	108,723
Sekisui House Ltd.	6,546,815	108,178
Aeon Co. Ltd.	7,817,999	108,042
JX Holdings Inc.	27,293,635	107,842
Tokyo Gas Co. Ltd.	23,468,679	106,488
Mazda Motor Corp.	6,379,423	105,795
Unicharm Corp.	4,402,432	104,686
Nitori Holdings Co. Ltd.	831,496	99,324
Mitsubishi Chemical Holdings Corp.	14,840,575	97,442
Inpex Corp.	10,363,856	96,682
Aisin Seiki Co. Ltd.	2,179,974	95,761
Makita Corp.	1,373,575	94,969
Hankyu Hanshin Holdings Inc.	2,840,285	94,037
TDK Corp.	1,346,217	92,950
Osaka Gas Co. Ltd.	22,274,345	92,644
Marubeni Corp.	17,580,555	92,382
Japan Exchange Group Inc.	6,174,935	91,684
Yamato Holdings Co. Ltd.	4,000,238	91,138
Taisei Corp.	12,064,056	90,421
Omron Corp.	2,218,260	85,139
Tokyu Corp.	11,278,052	84,433
Toyota Industries Corp.	1,838,789	84,370
T&D Holdings Inc.	6,944,177	83,975
Chugai Pharmaceutical Co. Ltd.	2,459,467	83,814
JFE Holdings Inc.	5,787,459	82,949
Kintetsu Group Holdings Co. Ltd.	20,363,135	82,196
Sumitomo Chemical Co. Ltd.	17,135,286	81,039
* Kansai Electric Power Co. Inc.	8,241,224	78,788
NEC Corp.	29,279,248	78,293
Isuzu Motors Ltd.	6,137,762	75,919
Asahi Glass Co. Ltd.	10,828,625	75,733
Obayashi Corp.	7,609,149	73,301

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
NTT Data Corp.	1,417,092	73,129
Odakyu Electric Railway Co. Ltd.	3,445,900	70,309
Yamaha Motor Co. Ltd.	3,140,738	69,772
Sumitomo Metal Mining Co. Ltd.	5,354,359	69,579
Kajima Corp.	10,258,410	69,178
Nippon Paint Holdings Co. Ltd.	2,016,930	68,580
* Tokyo Electric Power Co. Holdings Inc.	17,602,394	68,202
Dai Nippon Printing Co. Ltd.	6,780,674	68,012
LIXIL Group Corp.	2,942,403	67,582
Koito Manufacturing Co. Ltd.	1,283,823	67,403
Yamaha Corp.	1,876,975	67,063
Tohoku Electric Power Co. Inc.	5,389,238	66,028
Bandai Namco Holdings Inc.	2,194,927	65,751
Sekisui Chemical Co. Ltd.	4,166,816	65,622
Santen Pharmaceutical Co. Ltd.	4,482,983	65,373
Japan Post Holdings Co. Ltd.	5,085,474	64,734
TOTO Ltd.	1,606,850	64,195
Seiko Epson Corp.	3,133,993	63,519
Concordia Financial Group Ltd.	13,579,996	62,966
Kikkoman Corp.	1,978,727	62,950
Ricoh Co. Ltd.	7,677,511	62,574
Suntory Beverage & Food Ltd.	1,424,588	62,289
M3 Inc.	2,031,559	61,823
Toyota Tsusho Corp.	2,549,350	60,186
Nikon Corp.	3,963,774	59,904
Kuraray Co. Ltd.	3,938,949	59,717
Ryohin Keikaku Co. Ltd.	269,019	57,463
FamilyMart UNY Holdings Co. Ltd.	915,887	57,445
NSK Ltd.	5,112,287	56,831
Shimizu Corp.	6,372,958	56,641
Keikyu Corp.	5,612,369	56,623
Lawson Inc.	742,697	56,434
Yahoo Japan Corp.	14,696,245	56,375
Tobu Railway Co. Ltd.	11,381,499	55,878
MISUMI Group Inc.	3,027,842	55,222
NGK Insulators Ltd.	2,999,806	55,061
Japan Post Bank Co. Ltd.	4,659,296	54,910
Toppan Printing Co. Ltd.	5,835,590	54,878
Nagoya Railroad Co. Ltd.	10,206,171	53,856
Nissan Chemical Industries Ltd.	1,588,272	53,850
Yakult Honsha Co. Ltd.	1,153,000	53,757
Hoshizaki Corp.	593,453	53,558
Keio Corp.	6,445,349	53,346
NH Foods Ltd.	2,191,669	52,520
Rohm Co. Ltd.	996,698	52,391
Shizuoka Bank Ltd.	6,075,687	51,276
Alps Electric Co. Ltd.	2,123,110	50,929
Mitsui Chemicals Inc.	10,226,862	50,364
Don Quijote Holdings Co. Ltd.	1,318,826	50,128
Taisho Pharmaceutical Holdings Co. Ltd.	513,605	50,102
Brother Industries Ltd.	2,673,728	49,061
Mitsubishi Tanabe Pharma Corp.	2,516,252	48,978
Suruga Bank Ltd.	1,962,646	47,914
Yaskawa Electric Corp.	3,001,855	47,891
Tosoh Corp.	7,308,956	47,731
Hirose Electric Co. Ltd.	361,316	47,677
Kyushu Electric Power Co. Inc.	5,233,416	47,554
Kawasaki Heavy Industries Ltd.	16,194,192	47,302
Toho Gas Co. Ltd.	5,089,232	47,194
Electric Power Development Co. Ltd.	2,025,687	47,172
Nissin Foods Holdings Co. Ltd.	812,699	47,038
Kansai Paint Co. Ltd.	2,183,297	46,919
Tsuruha Holdings Inc.	404,220	46,640
Hamamatsu Photonics KK	1,539,670	46,588

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Stanley Electric Co. Ltd.	1,691,941	46,587
Daicel Corp.	3,539,241	46,538
Chiba Bank Ltd.	7,517,099	46,492
Lion Corp.	2,810,741	45,970
Amada Holdings Co. Ltd.	4,025,537	45,855
Trend Micro Inc.	1,289,835	45,421
Konica Minolta Inc.	5,064,226	45,360
Seibu Holdings Inc.	2,616,279	45,267
Kyowa Hakko Kirin Co. Ltd.	2,911,028	44,417
* IHI Corp.	16,853,064	44,336
Shimadzu Corp.	3,039,589	44,228
Nisshin Seifun Group Inc.	2,990,611	44,052
NGK Spark Plug Co. Ltd.	2,209,998	43,858
Hisamitsu Pharmaceutical Co. Inc.	820,209	43,752
Aozora Bank Ltd.	13,157,771	43,474
JGC Corp.	2,439,672	43,128
Alfresa Holdings Corp.	2,035,679	43,022
Asics Corp.	1,986,358	42,388
Nippon Express Co. Ltd.	8,560,951	42,286
Konami Holdings Corp.	1,063,193	41,988
Oji Holdings Corp.	9,927,780	41,977
Yamada Denki Co. Ltd.	8,051,333	41,617
Isetan Mitsukoshi Holdings Ltd.	4,084,396	41,279
Toyo Suisan Kaisha Ltd.	1,017,637	41,228
USS Co. Ltd.	2,413,644	40,821
Rinnai Corp.	423,434	40,678
* Kyushu Railway Co.	1,362,200	40,137
Mitsubishi Materials Corp.	1,398,987	40,082
Chugoku Electric Power Co. Inc.	3,406,387	39,860
Taiheiyo Cement Corp.	13,846,744	39,656
Nabtesco Corp.	1,317,983	39,364
Toho Co. Ltd. (Tokyo Shares 9602)	1,307,326	39,223
Obic Co. Ltd.	751,576	39,043
Mitsubishi Motors Corp.	6,979,086	38,744
Yokogawa Electric Corp.	2,757,456	38,734
Nomura Research Institute Ltd.	1,113,957	38,637
Teijin Ltd.	1,993,814	38,523
Mebuki Financial Group Inc.	10,816,862	38,495
DeNA Co. Ltd.	1,195,654	38,466
J Front Retailing Co. Ltd.	2,786,344	38,358
Hulic Co. Ltd.	4,008,740	38,170
Keisei Electric Railway Co. Ltd.	1,574,812	37,969
Disco Corp.	311,189	37,611
Minebea Co. Ltd.	3,680,455	37,557
Keihan Holdings Co. Ltd.	5,557,199	37,520
JTEKT Corp.	2,534,102	37,501
Nippon Yusen KK	18,190,540	37,227
Kobayashi Pharmaceutical Co. Ltd.	709,758	37,090
Sojitz Corp.	14,085,380	36,964
ANA Holdings Inc.	13,147,875	36,929
Kewpie Corp.	1,265,918	35,953
Fukuoka Financial Group Inc.	8,262,054	35,754
Park24 Co. Ltd.	1,155,916	35,716
Casio Computer Co. Ltd.	2,545,063	35,449
Start Today Co. Ltd.	1,998,734	35,026
Sohgo Security Services Co. Ltd.	767,198	34,941
Mabuchi Motor Co. Ltd.	593,099	34,477
Marui Group Co. Ltd.	2,456,174	34,457
Iida Group Holdings Co. Ltd.	1,780,406	34,414
Pigeon Corp.	1,215,599	34,199
Sumitomo Rubber Industries Ltd.	2,022,164	33,924
Toyo Seikan Group Holdings Ltd.	1,812,013	33,423
Hino Motors Ltd.	3,061,020	33,366
Mitsubishi Gas Chemical Co. Inc.	2,167,265	33,356

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Sumitomo Heavy Industries Ltd.	6,331,621	33,333
	Ezaki Glico Co. Ltd.	585,008	33,255
	Sega Sammy Holdings Inc.	2,247,711	33,189
	TonenGeneral Sekiyu KK	3,356,211	33,047
	Tokyu Fudosan Holdings Corp.	5,858,453	33,020
	JSR Corp.	2,138,380	32,496
	Air Water Inc.	1,725,519	32,285
	Hakuhodo DY Holdings Inc.	2,683,703	32,255
	Fuji Electric Co. Ltd.	6,454,785	32,233
	Yamazaki Baking Co. Ltd.	1,428,982	32,041
	Shimamura Co. Ltd.	247,351	31,665
	Mitsui OSK Lines Ltd.	12,587,750	31,478
	CyberAgent Inc.	1,079,462	31,361
	Sumitomo Dainippon Pharma Co. Ltd.	1,798,490	31,149
	Credit Saison Co. Ltd.	1,791,486	30,970
	Haseko Corp.	3,170,536	30,855
	Miraca Holdings Inc.	637,040	30,754
	Calbee Inc.	846,570	30,715
	SCREEN Holdings Co. Ltd.	446,761	30,563
	Hitachi High-Technologies Corp.	727,926	30,359
	MediPal Holdings Corp.	1,776,341	30,351
	Ebara Corp.	1,021,546	30,327
	Suzuken Co. Ltd.	941,531	30,241
	Kurita Water Industries Ltd.	1,276,826	30,218
	Bank of Kyoto Ltd.	4,108,467	30,129
	Kose Corp.	329,383	30,050
	Shinsei Bank Ltd.	18,429,708	29,796
	Square Enix Holdings Co. Ltd.	899,588	29,758
	Sundrug Co. Ltd.	374,757	29,479
	Tokyo Tatemono Co. Ltd.	2,306,107	29,294
	Kyushu Financial Group Inc.	4,385,384	29,160
	Nippon Shinyaku Co. Ltd.	572,432	29,058
	NOK Corp.	1,279,888	28,843
*,^	Sharp Corp.	16,364,871	28,394
	Advantest Corp.	1,983,009	28,341
	Nichirei Corp.	1,289,513	28,197
	Yamaguchi Financial Group Inc.	2,543,419	28,040
	Nankai Electric Railway Co. Ltd.	6,171,227	28,022
	Hiroshima Bank Ltd.	6,532,174	27,955
	DIC Corp.	919,305	27,847
	Hitachi Metals Ltd.	2,221,531	27,768
	Otsuka Corp.	582,818	27,729
	Sony Financial Holdings Inc.	1,966,746	27,622
*	Kobe Steel Ltd.	3,336,120	27,531
	Temp Holdings Co. Ltd.	1,623,051	27,526
	Hitachi Chemical Co. Ltd.	1,174,340	27,452
	Takashimaya Co. Ltd.	3,350,586	27,327
	THK Co. Ltd.	1,294,265	27,327
	Kaneka Corp.	3,275,168	27,098
	Nifco Inc.	468,341	26,973
	SBI Holdings Inc.	2,214,549	26,307
	Chugoku Bank Ltd.	1,954,802	26,229
	Idemitsu Kosan Co. Ltd.	1,135,336	26,090
	Kakaku.com Inc.	1,540,189	25,876
	Nexon Co. Ltd.	1,517,497	25,832
	Nippon Shokubai Co. Ltd.	369,483	25,498
	Nippon Electric Glass Co. Ltd.	4,614,588	25,103
	Hachijuni Bank Ltd.	4,589,062	25,018
	Kaken Pharmaceutical Co. Ltd.	394,924	24,869
	Zenkoku Hosho Co. Ltd.	571,117	24,555
	Ube Industries Ltd.	11,820,461	24,393
	Hitachi Construction Machinery Co. Ltd.	1,165,812	24,387
	Asahi Intecc Co. Ltd.	555,315	24,050
^	Japan Airport Terminal Co. Ltd.	625,743	24,021

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Mitsubishi UFJ Lease & Finance Co. Ltd.	4,959,520	24,010
	Hokuriku Electric Power Co.	2,111,377	23,982
	Azbil Corp.	803,975	23,843
	Gunma Bank Ltd.	4,980,503	23,781
	Hikari Tsushin Inc.	256,774	23,571
	Sawai Pharmaceutical Co. Ltd.	363,465	23,488
^	Ito En Ltd.	642,220	23,383
	Nomura Real Estate Holdings Inc.	1,364,763	23,046
	Daifuku Co. Ltd.	1,273,951	23,019
^	Kawasaki Kisen Kaisha Ltd.	9,293,949	22,992
	Matsumotokiyoshi Holdings Co. Ltd.	445,693	22,961
	Seven Bank Ltd.	7,441,787	22,877
	Nihon M&A Center Inc.	704,514	22,864
	Denka Co. Ltd.	5,004,642	22,704
*,^	PeptiDream Inc.	439,570	22,634
	Sanwa Holdings Corp.	2,268,460	22,592
	Kagome Co. Ltd.	861,339	22,586
	Maruichi Steel Tube Ltd.	695,065	22,410
	COMSYS Holdings Corp.	1,256,468	22,120
	Sugi Holdings Co. Ltd.	410,438	21,985
	Nippon Kayaku Co. Ltd.	1,894,384	21,829
	Sumco Corp.	2,075,054	21,710
	Tsumura & Co.	756,516	21,499
	Calsonic Kansei Corp.	1,714,580	21,488
	AEON Financial Service Co. Ltd.	1,220,215	21,481
	Sotetsu Holdings Inc.	4,394,185	21,443
^	Cosmos Pharmaceutical Corp.	97,674	21,255
	Morinaga & Co. Ltd.	456,200	21,220
	Coca-Cola West Co. Ltd.	714,552	21,118
	Horiba Ltd.	437,063	20,900
	Hokuhoku Financial Group Inc.	1,447,431	20,864
	Glory Ltd.	629,470	20,810
	Benesse Holdings Inc.	790,156	20,704
	Megmilk Snow Brand Co. Ltd.	594,531	20,682
	Daiichikosho Co. Ltd.	474,704	20,636
	Mitsubishi Logistics Corp.	1,523,493	20,623
	Oracle Corp. Japan	378,759	20,613
	TIS Inc.	910,894	20,612
	Sumitomo Forestry Co. Ltd.	1,474,552	20,541
	Sankyo Co. Ltd.	582,843	20,533
	Yokohama Rubber Co. Ltd.	1,182,097	20,524
	Nishi-Nippon Railroad Co. Ltd.	4,303,279	20,400
	Izumi Co. Ltd.	440,625	20,364
	Kamigumi Co. Ltd.	2,383,974	20,356
	Nihon Kohden Corp.	834,289	20,335
	Showa Shell Sekiyu KK	2,178,296	20,296
	Furukawa Electric Co. Ltd.	689,574	20,288
*	Acom Co. Ltd.	4,400,430	20,249
	Sapporo Holdings Ltd.	712,910	20,140
	Nippon Paper Industries Co. Ltd.	1,055,929	19,764
	Aeon Mall Co. Ltd.	1,305,377	19,386
	Toyoda Gosei Co. Ltd.	844,521	19,352
	Rohto Pharmaceutical Co. Ltd.	1,093,917	19,193
	Zensho Holdings Co. Ltd.	1,027,612	19,192
	Dowa Holdings Co. Ltd.	2,580,994	19,169
	Welcia Holdings Co. Ltd.	279,984	19,089
	Aoyama Trading Co. Ltd.	541,691	19,083
	Takara Holdings Inc.	2,005,725	18,996
	Ain Holdings Inc.	281,302	18,987
	Penta-Ocean Construction Co. Ltd.	3,163,700	18,853
	Miura Co. Ltd.	1,092,382	18,850
	Showa Denko KK	1,423,013	18,803
	Iyo Bank Ltd.	3,048,608	18,736
	Relo Group Inc.	113,022	18,715

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Fujikura Ltd.	3,184,045	18,708
	GS Yuasa Corp.	4,329,179	18,694
	Seino Holdings Co. Ltd.	1,685,602	18,678
	Citizen Watch Co. Ltd.	3,318,222	18,648
	House Foods Group Inc.	828,116	18,486
	Tokyo Century Corp.	521,387	18,372
	77 Bank Ltd.	4,048,507	18,288
	Morinaga Milk Industry Co. Ltd.	2,267,000	18,260
	Coca-Cola East Japan Co. Ltd.	824,541	18,174
	Leopalace21 Corp.	2,783,162	18,096
	NTN Corp.	4,766,626	18,043
*	Itoham Yonekyu Holdings Inc.	1,879,119	17,920
	Pilot Corp.	397,030	17,751
	Kinden Corp.	1,473,397	17,744
	SCSK Corp.	475,293	17,730
	Toyo Tire & Rubber Co. Ltd.	1,138,513	17,659
	Pola Orbis Holdings Inc.	211,836	17,627
	Sumitomo Osaka Cement Co. Ltd.	4,235,450	17,542
	Topcon Corp.	1,173,012	17,508
	NHK Spring Co. Ltd.	1,845,007	17,464
	Ulvac Inc.	552,800	17,454
*	Nishi-Nippon Financial Holdings Inc.	1,753,008	17,452
	NOF Corp.	1,597,000	17,359
^	OSG Corp.	810,166	17,255
	Toyota Boshoku Corp.	681,807	17,189
	Taiyo Nippon Sanso Corp.	1,631,619	17,150
	Ibiden Co. Ltd.	1,169,735	16,981
	ABC-Mart Inc.	277,100	16,861
	ADEKA Corp.	1,114,400	16,846
	Daido Steel Co. Ltd.	3,924,457	16,659
*,^	LINE Corp.	403,899	16,532
*,^	Tokuyama Corp.	3,866,000	16,530
	Aica Kogyo Co. Ltd.	579,100	16,525
	Nipro Corp.	1,337,789	16,520
	Sankyu Inc.	2,799,000	16,483
	Toyobo Co. Ltd.	9,994,385	16,359
	Nagase & Co. Ltd.	1,271,100	16,257
	Shikoku Electric Power Co. Inc.	1,715,812	16,135
	Daishi Bank Ltd.	3,747,357	16,113
	Wacoal Holdings Corp.	1,385,323	15,983
	Ushio Inc.	1,316,685	15,884
^	MonotaRO Co. Ltd.	643,799	15,659
	TS Tech Co. Ltd.	583,684	15,650
	K's Holdings Corp.	902,887	15,625
	Toagosei Co. Ltd.	1,399,400	15,576
	Tokyo Ohka Kogyo Co. Ltd.	435,500	15,464
^	Japan Post Insurance Co. Ltd.	732,057	15,344
	Nihon Parkerizing Co. Ltd.	1,112,400	15,328
	Skylark Co. Ltd.	1,089,878	15,325
	Japan Steel Works Ltd.	709,928	15,249
	Kyowa Exeo Corp.	1,011,800	15,193
	Zeon Corp.	1,659,539	15,160
	Hokkaido Electric Power Co. Inc.	1,983,899	15,088
	Chiyoda Corp.	1,724,985	15,046
	Shimachu Co. Ltd.	555,231	14,898
	Shiga Bank Ltd.	2,853,656	14,800
	Nikkon Holdings Co. Ltd.	684,700	14,705
	Resorttrust Inc.	734,986	14,691
	Bic Camera Inc.	1,700,105	14,633
	Amano Corp.	785,700	14,618
	Tadano Ltd.	1,301,248	14,613
	Rengo Co. Ltd.	2,323,498	14,571
	Fujitsu General Ltd.	634,670	14,564
	H2O Retailing Corp.	979,326	14,543

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Tsubakimoto Chain Co.	1,829,000	14,488
Awa Bank Ltd.	2,202,181	14,482
Nisshinbo Holdings Inc.	1,453,663	14,473
OKUMA Corp.	1,719,612	14,391
Shochiku Co. Ltd.	1,274,834	14,282
FP Corp.	261,521	14,087
Japan Airlines Co. Ltd.	476,605	14,065
Nippon Suisan Kaisha Ltd.	2,925,000	14,059
Ship Healthcare Holdings Inc.	480,200	14,047
Toda Corp.	2,578,145	13,974
Capcom Co. Ltd.	539,393	13,934
Mitsui Mining & Smelting Co. Ltd.	6,251,795	13,929
Nishimatsu Construction Co. Ltd.	2,936,000	13,711
Nisshin Steel Co. Ltd.	1,029,415	13,693
Nippon Gas Co. Ltd.	452,000	13,679
Sangetsu Corp.	706,500	13,643
Heiwa Corp.	579,825	13,621
Taiyo Yuden Co. Ltd.	1,267,816	13,544
Iwatani Corp.	2,256,000	13,473
Senshu Ikeda Holdings Inc.	2,956,762	13,453
Kyudenko Corp.	413,139	13,310
TechnoPro Holdings Inc.	387,900	13,287
Hazama Ando Corp.	2,045,200	13,184
^ Tokai Tokyo Financial Holdings Inc.	2,593,537	13,158
Nippon Light Metal Holdings Co. Ltd.	5,763,200	13,123
Yamato Kogyo Co. Ltd.	464,314	13,073
Ogaki Kyoritsu Bank Ltd.	3,623,000	12,961
Maeda Corp.	1,381,000	12,794
Itochu Techno-Solutions Corp.	515,455	12,712
Kokuyo Co. Ltd.	958,300	12,695
^ Colowide Co. Ltd.	646,600	12,563
Mitsubishi Pencil Co. Ltd.	250,200	12,514
^ Sanrio Co. Ltd.	665,953	12,474
Toho Holdings Co. Ltd.	589,900	12,377
Hanwa Co. Ltd.	2,021,000	12,365
Arcs Co. Ltd.	492,200	12,350
San-In Godo Bank Ltd.	1,715,399	12,342
Kiyo Bank Ltd.	743,500	12,326
SHO-BOND Holdings Co. Ltd.	254,700	12,283
Okumura Corp.	2,120,000	12,217
Valor Holdings Co. Ltd.	427,600	12,129
Kenedix Inc.	2,868,600	12,061
Oki Electric Industry Co. Ltd.	923,200	12,045
Fuji Machine Manufacturing Co. Ltd.	943,100	12,003
Lintec Corp.	551,054	12,002
North Pacific Bank Ltd.	3,175,315	11,842
Maeda Road Construction Co. Ltd.	640,084	11,842
Juroku Bank Ltd.	3,918,129	11,815
Mochida Pharmaceutical Co. Ltd.	150,570	11,797
Kandenko Co. Ltd.	1,195,461	11,785
DMG Mori Co. Ltd.	1,105,978	11,730
* Orient Corp.	6,270,215	11,682
Tokyo Seimitsu Co. Ltd.	421,800	11,508
KYORIN Holdings Inc.	514,161	11,491
Autobacs Seven Co. Ltd.	808,151	11,491
Trusco Nakayama Corp.	222,200	11,488
NTT Urban Development Corp.	1,237,832	11,380
Maruha Nichiro Corp.	410,300	11,377
Mitsui Engineering & Shipbuilding Co. Ltd.	8,169,876	11,352
Jafco Co. Ltd.	341,667	11,343
Nippo Corp.	586,188	11,308
Keiyo Bank Ltd.	2,687,549	11,303
Ariake Japan Co. Ltd.	201,915	11,280
Hitachi Kokusai Electric Inc.	558,700	11,159

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	Yoshinoya Holdings Co. Ltd.	736,700	11,100
	Nichias Corp.	1,235,000	10,988
	Hitachi Capital Corp.	492,505	10,987
	Fuyo General Lease Co. Ltd.	216,100	10,959
	San-A Co. Ltd.	201,000	10,942
	Nanto Bank Ltd.	285,280	10,846
	Sakata Seed Corp.	367,400	10,577
^	GungHo Online Entertainment Inc.	4,171,843	10,555
	Tokai Rika Co. Ltd.	560,429	10,510
	Kumagai Gumi Co. Ltd.	3,956,000	10,506
	Takasago Thermal Engineering Co. Ltd.	738,100	10,409
	Topre Corp.	449,400	10,406
	Hokkoku Bank Ltd.	3,090,601	10,351
	Yaoko Co. Ltd.	245,700	10,317
	HIS Co. Ltd.	376,941	10,288
	Ryosan Co. Ltd.	333,700	10,276
	Inaba Denki Sangyo Co. Ltd.	282,400	10,246
	Koei Tecmo Holdings Co. Ltd.	532,603	10,189
	Tomy Co. Ltd.	941,700	10,173
	Musashino Bank Ltd.	367,820	10,156
	Hitachi Transport System Ltd.	491,366	10,129
^	Fukuyama Transporting Co. Ltd.	1,776,988	10,120
	Toyo Ink SC Holdings Co. Ltd.	2,165,000	10,066
	KYB Corp.	2,198,228	10,052
	Tokyo Dome Corp.	1,057,200	10,048
	Hyakujushi Bank Ltd.	2,949,339	10,046
	Duskin Co. Ltd.	520,900	10,006
	Fuji Oil	518,400	9,997
*,^	Aiful Corp.	3,252,552	9,893
	Fujitec Co. Ltd.	864,700	9,892
	Meitec Corp.	289,800	9,876
	Ichigo Inc.	2,275,684	9,866
	Sumitomo Bakelite Co. Ltd.	1,807,000	9,813
	Cosmo Energy Holdings Co. Ltd.	750,860	9,813
	Ai Holdings Corp.	397,900	9,777
^	Daio Paper Corp.	814,300	9,774
	Takara Standard Co. Ltd.	523,800	9,730
	Asatsu-DK Inc.	349,800	9,707
	Hokuetsu Kishu Paper Co. Ltd.	1,543,300	9,654
^	ASKUL Corp.	233,631	9,620
	Nippon Seiki Co. Ltd.	497,000	9,609
	Mandom Corp.	204,900	9,557
	Fuji Seal International Inc.	231,800	9,554
	MOS Food Services Inc.	279,200	9,380
	Nihon Unisys Ltd.	768,600	9,367
*,^	euglena Co. Ltd.	688,100	9,354
	GMO Internet Inc.	699,000	9,331
	Toho Bank Ltd.	2,456,000	9,324
	Okasan Securities Group Inc.	1,751,321	9,310
	Exedy Corp.	325,367	9,296
	Tokyu Construction Co. Ltd.	918,990	9,286
	Kissei Pharmaceutical Co. Ltd.	354,683	9,270
	Onward Holdings Co. Ltd.	1,381,951	9,250
	Tokyo TY Financial Group Inc.	287,024	9,185
	Matsui Securities Co. Ltd.	1,142,288	9,139
	Fuji Kyuko Co. Ltd.	794,000	9,106
	Totetsu Kogyo Co. Ltd.	320,400	9,082
	Shima Seiki Manufacturing Ltd.	321,300	9,053
	Central Glass Co. Ltd.	2,213,000	9,052
^	Nissha Printing Co. Ltd.	372,832	9,026
	Okamoto Industries Inc.	833,000	9,016
	Yodogawa Steel Works Ltd.	329,400	8,994
	Hitachi Zosen Corp.	1,782,600	8,972
	Kusuri No Aoki Co. Ltd.	175,688	8,967

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Okamura Corp.	913,900	8,966
Canon Marketing Japan Inc.	518,702	8,958
Daiseki Co. Ltd.	436,300	8,957
TPR Co. Ltd.	309,700	8,955
PALTAC Corp.	364,400	8,942
^ Jin Co. Ltd.	170,700	8,863
^ Japan Aviation Electronics Industry Ltd.	613,745	8,789
DCM Holdings Co. Ltd.	1,001,400	8,773
Nippon Flour Mills Co. Ltd.	589,000	8,711
Nichi-iko Pharmaceutical Co. Ltd.	483,600	8,674
Hyakugo Bank Ltd.	2,353,229	8,666
UACJ Corp.	2,648,006	8,606
FCC Co. Ltd.	389,200	8,586
TOMONY Holdings Inc.	1,656,400	8,558
^ GMO Payment Gateway Inc.	185,697	8,529
Okinawa Electric Power Co. Inc.	368,175	8,529
Daikyonishikawa Corp.	657,300	8,511
Paramount Bed Holdings Co. Ltd.	223,400	8,508
Siix Corp.	210,300	8,416
Yamanashi Chuo Bank Ltd.	1,716,000	8,393
Kuroda Electric Co. Ltd.	429,800	8,363
Hogy Medical Co. Ltd.	126,800	8,352
* Nippon Sheet Glass Co. Ltd.	1,026,841	8,340
Anritsu Corp.	1,561,213	8,282
United Arrows Ltd.	302,700	8,263
Bank of Okinawa Ltd.	235,380	8,262
Saibu Gas Co. Ltd.	3,514,000	8,235
Nissan Shatai Co. Ltd.	797,414	8,233
^ Japan Display Inc.	4,143,803	8,158
Sumitomo Mitsui Construction Co. Ltd.	8,554,300	8,146
Taikisha Ltd.	321,300	8,116
Keihin Corp.	494,200	8,079
Adastria Co. Ltd.	307,397	8,047
Nichiha Corp.	325,100	8,029
Kameda Seika Co. Ltd.	152,951	8,007
Kyoritsu Maintenance Co. Ltd.	133,380	8,001
Accordia Golf Co. Ltd.	790,100	7,974
ZERIA Pharmaceutical Co. Ltd.	475,800	7,974
cocokara fine Inc.	205,700	7,957
Joyful Honda Co. Ltd.	287,132	7,927
Saizeriya Co. Ltd.	300,100	7,904
Nachi-Fujikoshi Corp.	2,078,000	7,881
Unipres Corp.	406,600	7,847
CKD Corp.	629,300	7,837
Senko Co. Ltd.	1,127,500	7,795
Noritz Corp.	374,800	7,768
Tokyo Steel Manufacturing Co. Ltd.	1,118,900	7,761
Komeri Co. Ltd.	317,731	7,758
* Pioneer Corp.	3,138,100	7,697
^ COLOPL Inc.	534,869	7,691
^ EDION Corp.	863,100	7,647
Kadokawa Dwango Corp.	517,448	7,641
Gurunavi Inc.	277,600	7,601
Meidensha Corp.	2,265,000	7,580
Japan Petroleum Exploration Co. Ltd.	346,369	7,579
Bank of Iwate Ltd.	178,200	7,504
J Trust Co. Ltd.	916,400	7,492
Takuma Co. Ltd.	812,000	7,465
Kanematsu Corp.	4,513,000	7,426
Takeuchi Manufacturing Co. Ltd.	380,700	7,375
Daikyo Inc.	3,432,481	7,366
Nishimatsuya Chain Co. Ltd.	522,900	7,361
Transcosmos Inc.	288,900	7,309
Takara Bio Inc.	505,500	7,302

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Showa Sangyo Co. Ltd.	1,353,000	7,235
Yamagata Bank Ltd.	1,669,000	7,210
Kanamoto Co. Ltd.	299,000	7,183
Aomori Bank Ltd.	2,119,000	7,161
^ Bank of Nagoya Ltd.	203,000	7,146
Seikagaku Corp.	445,400	7,142
Eizo Corp.	224,500	7,089
Descente Ltd.	511,200	7,089
Nippon Densetsu Kogyo Co. Ltd.	388,300	7,074
TOKAI Holdings Corp.	1,096,600	7,048
Sumitomo Warehouse Co. Ltd.	1,317,000	7,041
Hitachi Maxell Ltd.	386,300	7,040
NET One Systems Co. Ltd.	959,000	6,966
Nippon Soda Co. Ltd.	1,571,000	6,964
Taiyo Holdings Co. Ltd.	185,700	6,961
Ci:z Holdings Co. Ltd.	242,500	6,953
SMS Co. Ltd.	266,700	6,943
Kureha Corp.	181,100	6,926
Tokai Carbon Co. Ltd.	2,260,000	6,872
Shinmaywa Industries Ltd.	887,000	6,866
^ Ichibanya Co. Ltd.	181,400	6,859
Makino Milling Machine Co. Ltd.	1,079,000	6,856
NS Solutions Corp.	358,675	6,839
Heiwado Co. Ltd.	328,300	6,833
Nomura Co. Ltd.	420,700	6,823
Komori Corp.	536,400	6,807
Fukui Bank Ltd.	2,570,000	6,799
Life Corp.	209,300	6,794
Chiyoda Co. Ltd.	284,800	6,762
Daihen Corp.	1,165,000	6,755
Earth Chemical Co. Ltd.	144,800	6,720
^ Zojirushi Corp.	487,100	6,716
SKY Perfect JSAT Holdings Inc.	1,347,861	6,679
As One Corp.	148,300	6,654
NSD Co. Ltd.	413,120	6,649
Gunze Ltd.	1,976,000	6,632
Nissin Electric Co. Ltd.	497,300	6,631
IBJ Leasing Co. Ltd.	315,700	6,603
Milbon Co. Ltd.	147,292	6,602
Sakata INX Corp.	504,100	6,600
Futaba Corp.	403,800	6,593
Takara Leben Co. Ltd.	966,300	6,555
TOC Co. Ltd.	723,400	6,536
Sanyo Special Steel Co. Ltd.	1,268,000	6,500
Nissin Kogyo Co. Ltd.	438,900	6,494
Morita Holdings Corp.	430,400	6,484
Fuji Soft Inc.	241,200	6,407
Toshiba Plant Systems & Services Corp.	397,000	6,401
Nippon Signal Company Ltd.	719,300	6,383
Nagaileben Co. Ltd.	287,800	6,319
Kitz Corp.	1,097,200	6,309
PanaHome Corp.	847,176	6,301
* Toshiba TEC Corp.	1,410,748	6,287
Chudenko Corp.	302,400	6,286
^ Atom Corp.	949,547	6,279
Akita Bank Ltd.	1,866,000	6,252
Oita Bank Ltd.	1,645,000	6,230
Raito Kogyo Co. Ltd.	517,400	6,229
Fancl Corp.	411,300	6,216
Marudai Food Co. Ltd.	1,298,000	6,181
Aichi Steel Corp.	128,300	6,178
Aichi Bank Ltd.	111,400	6,172
Nikkiso Co. Ltd.	696,800	6,158
Doutor Nichires Holdings Co. Ltd.	307,100	6,147

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Toei Co. Ltd.	763,000	6,130
^	Financial Products Group Co. Ltd.	700,100	6,120
*,^	Infomart Corp.	515,900	6,112
	Unizo Holdings Co. Ltd.	218,900	6,102
	Starts Corp. Inc.	328,185	6,087
	Aeon Delight Co. Ltd.	205,800	6,084
	Yamazen Corp.	762,000	6,076
	BML Inc.	228,800	6,068
	Prima Meat Packers Ltd.	1,670,000	6,064
	Furukawa Co. Ltd.	3,797,000	6,063
	Seiren Co. Ltd.	518,300	6,062
	Tokyo Broadcasting System Holdings Inc.	385,539	6,058
	Asahi Holdings Inc.	334,800	6,029
	Token Corp.	82,950	5,995
	Sanki Engineering Co. Ltd.	656,300	5,952
	Nitto Boseki Co. Ltd.	1,829,000	5,946
	Nisshin Oillio Group Ltd.	1,302,000	5,919
	Iseki & Co. Ltd.	2,386,000	5,902
	Kato Sangyo Co. Ltd.	244,200	5,881
	Sato Holdings Corp.	266,900	5,879
	Mirait Holdings Corp.	661,600	5,867
	Ryobi Ltd.	1,455,000	5,865
	TSI Holdings Co. Ltd.	1,040,900	5,853
	United Super Markets Holdings Inc.	646,760	5,840
	Kohnan Shoji Co. Ltd.	295,000	5,835
	Sanyo Chemical Industries Ltd.	128,800	5,824
	Dip Corp.	219,000	5,801
	Heiwa Real Estate Co. Ltd.	407,100	5,793
	Nichicon Corp.	675,400	5,789
	Alpine Electronics Inc.	433,200	5,782
	Gree Inc.	1,038,070	5,756
	Nippon Steel & Sumikin Bussan Corp.	156,548	5,737
	Daibiru Corp.	660,000	5,733
	Star Micronics Co. Ltd.	402,200	5,727
	Piolax Inc.	89,600	5,696
	Oiles Corp.	314,180	5,695
	Internet Initiative Japan Inc.	322,400	5,693
	Obara Group Inc.	131,900	5,684
	Musashi Seimitsu Industry Co. Ltd.	231,500	5,670
	Fuso Chemical Co. Ltd.	262,800	5,605
	Marusan Securities Co. Ltd.	674,300	5,601
	Toyo Engineering Corp.	1,630,000	5,584
	Toridoll Holdings Corp.	240,200	5,565
	Mani Inc.	239,000	5,562
	Axial Retailing Inc.	154,571	5,553
	Hokuetsu Bank Ltd.	234,600	5,538
^	V Technology Co. Ltd.	46,500	5,538
	Foster Electric Co. Ltd.	299,600	5,498
	Mitsuba Corp.	375,200	5,478
	Fujicco Co. Ltd.	238,700	5,461
	Mitsubishi Shokuhin Co. Ltd.	164,694	5,406
	Takasago International Corp.	201,600	5,405
	Plenus Co. Ltd.	262,000	5,393
	Kintetsu World Express Inc.	396,400	5,392
	Mizuno Corp.	999,000	5,374
	Nitta Corp.	207,600	5,373
	Chofu Seisakusho Co. Ltd.	208,900	5,369
	Aida Engineering Ltd.	624,400	5,368
	Japan Wool Textile Co. Ltd.	735,700	5,365
	Round One Corp.	758,500	5,358
	Inabata & Co. Ltd.	492,600	5,355
	VT Holdings Co. Ltd.	995,900	5,350
	Pacific Industrial Co. Ltd.	434,500	5,343
	AOKI Holdings Inc.	440,800	5,330

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Tochigi Bank Ltd.	1,100,000	5,303
*,^	Mitsumi Electric Co. Ltd.	871,400	5,291
	Dydo Drinco Inc.	95,600	5,291
	Kura Corp.	104,800	5,281
	Jaccs Co. Ltd.	1,345,000	5,275
	Yondoshi Holdings Inc.	210,400	5,256
	Bank of the Ryukyus Ltd.	398,700	5,245
	Max Co. Ltd.	428,000	5,158
	Eighteenth Bank Ltd.	1,663,000	5,157
	Shikoku Bank Ltd.	2,183,000	5,151
	Create SD Holdings Co. Ltd.	245,800	5,145
	Doshisha Co. Ltd.	247,100	5,113
	Noevir Holdings Co. Ltd.	168,600	5,106
^	Next Co. Ltd.	607,900	5,102
	Sekisui Jushi Corp.	309,600	5,100
	kabu.com Securities Co. Ltd.	1,617,800	5,093
	Kisoji Co. Ltd.	235,700	5,080
	Tachi-S Co. Ltd.	304,600	5,055
	Shizuoka Gas Co. Ltd.	640,800	5,029
	Daiho Corp.	913,000	5,020
	Shinko Electric Industries Co. Ltd.	777,989	5,014
	Nishio Rent All Co. Ltd.	165,600	5,000
	Press Kogyo Co. Ltd.	1,026,700	5,000
	Toho Zinc Co. Ltd.	1,429,000	4,987
	Seiko Holdings Corp.	1,523,000	4,985
	Bunka Shutter Co. Ltd.	600,400	4,979
	Royal Holdings Co. Ltd.	288,100	4,979
	Daiwabo Holdings Co. Ltd.	2,059,000	4,976
	Create Restaurants Holdings Inc.	524,430	4,972
^	Ringer Hut Co. Ltd.	194,500	4,952
	Riso Kagaku Corp.	285,700	4,949
^	Wacom Co. Ltd.	1,639,400	4,947
	TKC Corp.	166,900	4,930
	Kotobuki Spirits Co. Ltd.	208,900	4,923
	Kyoei Steel Ltd.	258,400	4,922
*,^	W-Scope Corp.	273,500	4,893
^	Benefit One Inc.	169,000	4,888
*	Outsourcing Inc.	128,300	4,869
	NEC Networks & System Integration Corp.	273,100	4,853
	COOKPAD Inc.	510,341	4,849
	Hosiden Corp.	652,800	4,841
	Hitachi Koki Co. Ltd.	569,400	4,822
*,^	Pacific Metals Co. Ltd.	1,602,000	4,821
	Hiday Hidaka Corp.	193,276	4,817
	Monex Group Inc.	2,095,700	4,803
	DTS Corp.	212,200	4,701
	Toppan Forms Co. Ltd.	472,236	4,694
	Goldwin Inc.	102,100	4,684
	Macnica Fuji Electronics Holdings Inc.	371,737	4,658
	Shibuya Corp.	223,500	4,643
	Ohsho Food Service Corp.	120,500	4,637
	Sanken Electric Co. Ltd.	1,309,000	4,631
	Kenko Mayonnaise Co. Ltd.	125,600	4,605
^	Yonex Co. Ltd.	103,500	4,572
	EPS Holdings Inc.	347,800	4,564
	Yokohama Reito Co. Ltd.	451,200	4,563
	Relia Inc.	475,800	4,559
	Sankyo Tateyama Inc.	289,300	4,555
	Avex Group Holdings Inc.	344,000	4,550
	Eiken Chemical Co. Ltd.	166,400	4,547
	Bando Chemical Industries Ltd.	471,500	4,537
	Sintokogio Ltd.	518,500	4,522
	Chugoku Marine Paints Ltd.	619,000	4,505
	Miyazaki Bank Ltd.	1,597,000	4,498

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Topy Industries Ltd.	193,400	4,485
G-Tekt Corp.	235,400	4,471
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	837,000	4,461
^ Ehime Bank Ltd.	336,800	4,443
Elecom Co. Ltd.	216,500	4,426
St. Marc Holdings Co. Ltd.	157,400	4,418
Kurabo Industries Ltd.	2,208,000	4,411
Japan Securities Finance Co. Ltd.	991,500	4,407
Sanyo Electric Railway Co. Ltd.	893,093	4,405
Shikoku Chemicals Corp.	459,000	4,398
Fujimori Kogyo Co. Ltd.	177,000	4,397
Fukushima Industries Corp.	128,800	4,397
Yuasa Trading Co. Ltd.	182,900	4,382
^ Tekken Corp.	1,347,000	4,380
Starzen Co. Ltd.	82,600	4,375
Hokuto Corp.	224,600	4,371
TV Asahi Holdings Corp.	232,729	4,366
Konoike Transport Co. Ltd.	329,400	4,361
Osaka Soda Co. Ltd.	1,018,000	4,352
Iino Kaiun Kaisha Ltd.	1,167,400	4,342
^ Nippon Synthetic Chemical Industry Co. Ltd.	503,000	4,327
Daido Metal Co. Ltd.	400,600	4,320
T Hasegawa Co. Ltd.	244,600	4,319
San-Ai Oil Co. Ltd.	610,200	4,302
Tokai Corp.	126,200	4,299
Mitsuboshi Belting Ltd.	498,000	4,295
JVC Kenwood Corp.	1,579,900	4,269
Tsukishima Kikai Co. Ltd.	380,100	4,255
Micronics Japan Co. Ltd.	367,900	4,253
Ricoh Leasing Co. Ltd.	147,100	4,249
Nitto Kogyo Corp.	289,400	4,245
Dexerials Corp.	528,500	4,243
Toshiba Machine Co. Ltd.	1,173,000	4,236
* Unitika Ltd.	6,269,000	4,229
Asahi Diamond Industrial Co. Ltd.	567,400	4,228
Wakita & Co. Ltd.	494,200	4,214
Kanto Denka Kogyo Co. Ltd.	500,000	4,195
Eagle Industry Co. Ltd.	293,900	4,193
JCR Pharmaceuticals Co. Ltd.	166,000	4,164
Open House Co. Ltd.	196,900	4,159
Zenrin Co. Ltd.	238,400	4,159
Tv Tokyo Holdings Corp.	181,100	4,144
Geo Holdings Corp.	322,000	4,085
* Miroku Jyoho Service Co. Ltd.	208,800	4,078
Trancom Co. Ltd.	69,900	4,067
Bank of Saga Ltd.	1,559,000	4,065
Minato Bank Ltd.	221,700	4,057
Justsystems Corp.	413,900	4,057
Fuji Co. Ltd.	193,000	4,053
Osaki Electric Co. Ltd.	422,000	4,050
Vital KSK Holdings Inc.	382,200	4,042
Sumitomo Riko Co. Ltd.	421,700	4,039
Okabe Co. Ltd.	472,500	4,032
Futaba Industrial Co. Ltd.	674,500	4,030
Xebio Holdings Co. Ltd.	259,500	4,028
Key Coffee Inc.	202,700	4,019
Sumitomo Real Estate Sales Co. Ltd.	177,294	4,007
Toa Corp. (Tokyo Shares 1885)	189,900	3,998
^ S Foods Inc.	149,200	3,992
Takamatsu Construction Group Co. Ltd.	167,600	3,977
Belc Co. Ltd.	98,300	3,972
Fujibo Holdings Inc.	125,400	3,966
T-Gaia Corp.	254,900	3,921
^ Megachips Corp.	195,100	3,916

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
ASKA Pharmaceutical Co. Ltd.	226,500	3,908
Mitsui Sugar Co. Ltd.	173,200	3,902
OBIC Business Consultants Co. Ltd.	82,758	3,875
Sanden Holdings Corp.	1,252,000	3,875
Pressance Corp.	335,200	3,863
Namura Shipbuilding Co. Ltd.	631,708	3,852
Jeol Ltd.	921,000	3,849
^ NichiiGakkan Co. Ltd.	460,700	3,835
Hibiya Engineering Ltd.	243,800	3,824
Showa Corp.	582,800	3,815
Menicon Co. Ltd.	134,100	3,801
Belluna Co. Ltd.	563,700	3,762
Teikoku Sen-I Co. Ltd.	253,500	3,759
Sodick Co. Ltd.	499,800	3,752
Taihei Dengyo Kaisha Ltd.	360,000	3,732
Itochu Enex Co. Ltd.	485,000	3,726
Optex Co. Ltd.	146,100	3,721
Shindengen Electric Manufacturing Co. Ltd.	860,000	3,719
Japan Pulp & Paper Co. Ltd.	1,108,000	3,713
Kyokuto Kaihatsu Kogyo Co. Ltd.	314,000	3,709
^ F@N Communications Inc.	495,600	3,701
Fukuda Corp.	314,000	3,697
* Japan Material Co. Ltd.	104,000	3,684
Katakura Industries Co. Ltd.	302,600	3,678
Towa Bank Ltd.	3,479,000	3,677
Nohmi Bosai Ltd.	245,800	3,669
Enplas Corp.	118,500	3,662
Modec Inc.	216,300	3,653
Nippon Koei Co. Ltd.	777,000	3,645
Yokogawa Bridge Holdings Corp.	331,600	3,643
J-Oil Mills Inc.	102,100	3,630
Towa Pharmaceutical Co. Ltd.	97,200	3,626
Clarion Co. Ltd.	1,102,000	3,616
^ Anicom Holdings Inc.	161,300	3,614
Tosho Co. Ltd.	83,400	3,611
Tsubaki Nakashima Co. Ltd.	225,900	3,593
Mitsui-Soko Holdings Co. Ltd.	1,190,000	3,590
Cawachi Ltd.	139,100	3,580
Sumitomo Seika Chemicals Co. Ltd.	95,000	3,552
FIDEA Holdings Co. Ltd.	1,973,500	3,549
Tocalo Co. Ltd.	158,200	3,549
Funai Soken Holdings Inc.	229,400	3,545
* Rokko Butter Co. Ltd.	131,300	3,535
Maruwa Co. Ltd.	93,543	3,530
Wowow Inc.	123,300	3,527
Anest Iwata Corp.	350,600	3,526
Tsugami Corp.	641,000	3,519
Kyokuto Securities Co. Ltd.	242,700	3,512
Inageya Co. Ltd.	258,377	3,499
Tamura Corp.	851,000	3,499
^ METAWATER Co. Ltd.	127,700	3,485
Warabeya Nichiyo Holdings Co. Ltd.	144,400	3,483
Toyo Construction Co. Ltd.	833,000	3,472
Yellow Hat Ltd.	162,100	3,462
YAMABIKO Corp.	349,400	3,455
Daiken Corp.	166,100	3,447
Tsukui Corp.	525,600	3,447
Riken Vitamin Co. Ltd.	79,400	3,446
Denki Kogyo Co. Ltd.	617,000	3,398
Pack Corp.	124,300	3,372
Joshin Denki Co. Ltd.	394,000	3,369
Ines Corp.	302,900	3,369
Goldcrest Co. Ltd.	184,920	3,360
Yorozu Corp.	212,600	3,348

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Konishi Co. Ltd.	281,600	3,346
	Tokushu Tokai Paper Co. Ltd.	97,700	3,330
	Systena Corp.	189,500	3,310
^	Bell System24 Holdings Inc.	352,600	3,303
	Matsuya Co. Ltd.	410,100	3,281
^	Nippon Ceramic Co. Ltd.	177,400	3,273
	Arcland Sakamoto Co. Ltd.	274,400	3,268
	Nippon Chemi-Con Corp.	1,872,000	3,257
	Fujimi Inc.	208,800	3,248
	Riken Corp.	88,700	3,248
	Noritake Co. Ltd.	141,300	3,225
	UKC Holdings Corp.	192,300	3,218
	Neturen Co. Ltd.	396,800	3,216
	Sagami Chain Co. Ltd.	267,416	3,214
^	Tokyotokeiba Co. Ltd.	1,629,000	3,199
	Stella Chemifa Corp.	91,000	3,197
	Canon Electronics Inc.	204,700	3,184
	Tamron Co. Ltd.	181,700	3,181
	Sakai Chemical Industry Co. Ltd.	891,000	3,179
	Okuwa Co. Ltd.	303,000	3,172
	Tsurumi Manufacturing Co. Ltd.	217,000	3,158
	Nagatanien Holdings Co. Ltd.	247,000	3,152
*	Kintetsu Department Store Co. Ltd.	948,000	3,152
^	Alpen Co. Ltd.	172,200	3,138
	Torii Pharmaceutical Co. Ltd.	135,900	3,131
	Shinko Plantech Co. Ltd.	420,000	3,115
	Rock Field Co. Ltd.	223,700	3,107
	Sanyo Denki Co. Ltd.	477,000	3,100
	Nihon Chouzai Co. Ltd.	74,200	3,099
	Jimoto Holdings Inc.	1,831,700	3,085
^	Michinoku Bank Ltd.	1,548,000	3,083
	Daisan Bank Ltd.	182,000	3,079
	Kansai Urban Banking Corp.	276,800	3,068
	Arata Corp.	133,900	3,061
	Nissin Corp.	915,000	3,039
	Ryoyo Electro Corp.	238,100	3,030
	Kasai Kogyo Co. Ltd.	267,300	3,027
	JSP Corp.	125,700	3,003
	Hamakyorex Co. Ltd.	161,100	3,000
*,^	OSAKA Titanium Technologies Co. Ltd.	222,400	2,981
^	IDOM Inc.	567,500	2,962
^	Fujita Kanko Inc.	891,000	2,961
*	CMK Corp.	558,900	2,953
*	Nissei Build Kogyo Co. Ltd.	629,000	2,940
	Japan Digital Laboratory Co. Ltd.	189,100	2,939
	Kappa Create Co. Ltd.	252,000	2,922
	Sogo Medical Co. Ltd.	96,000	2,919
	Melco Holdings Inc.	107,700	2,916
^	Cosel Co. Ltd.	243,400	2,913
	Qol Co. Ltd.	184,501	2,909
	Nippon Thompson Co. Ltd.	733,800	2,903
^	Mitani Sekisan Co. Ltd.	116,100	2,900
*	Vector Inc.	245,500	2,898
	Ihara Chemical Industry Co. Ltd.	339,200	2,895
^	Roland DG Corp.	122,600	2,895
	Yurtec Corp.	391,000	2,864
	BRONCO BILLY Co. Ltd.	96,600	2,858
^	Nihon Nohyaku Co. Ltd.	517,900	2,828
	Aisan Industry Co. Ltd.	347,200	2,826
	Digital Arts Inc.	104,700	2,818
	Kaga Electronics Co. Ltd.	192,700	2,815
	OSJB Holdings Corp.	1,177,700	2,802
	Dai Nippon Toryo Co. Ltd.	1,308,000	2,798
	Nichiden Corp.	97,600	2,794

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Kato Works Co. Ltd.	111,400	2,793
Kyodo Printing Co. Ltd.	824,000	2,793
PAL GROUP Holdings Co. Ltd.	112,100	2,777
* Ishihara Sangyo Kaisha Ltd.	365,400	2,772
Maruzen Showa Unyu Co. Ltd.	682,000	2,768
Fudo Tetra Corp.	1,565,600	2,754
Shin-Etsu Polymer Co. Ltd.	411,500	2,751
Ichiyoshi Securities Co. Ltd.	366,700	2,750
Yahagi Construction Co. Ltd.	298,100	2,734
Chukyo Bank Ltd.	123,000	2,729
Itoki Corp.	441,600	2,721
Matsuya Foods Co. Ltd.	83,800	2,718
* Chiyoda Integre Co. Ltd.	131,300	2,718
Nitto Kohki Co. Ltd.	117,000	2,704
Koa Corp.	293,400	2,702
Daiichi Jitsugyo Co. Ltd.	485,000	2,686
Kyokuyo Co. Ltd.	101,800	2,679
Shinnihon Corp.	277,700	2,676
Nittetsu Mining Co. Ltd.	64,100	2,675
Tanseisha Co. Ltd.	351,800	2,646
Daikokutenbussan Co. Ltd.	56,300	2,646
Juki Corp.	353,600	2,644
Broadleaf Co. Ltd.	234,500	2,636
Oyo Corp.	227,800	2,634
^ Keiyo Co. Ltd.	521,200	2,630
Ateam Inc.	115,600	2,617
Kurimoto Ltd.	140,000	2,611
Tosei Corp.	346,500	2,594
Tenma Corp.	149,600	2,591
Union Tool Co.	100,200	2,588
* Daito Pharmaceutical Co. Ltd.	117,500	2,586
Yushin Precision Equipment Co. Ltd.	110,700	2,578
Meisei Industrial Co. Ltd.	499,200	2,560
Prestige International Inc.	340,200	2,560
Toyo Kanetsu KK	1,128,000	2,555
^ Kumiai Chemical Industry Co. Ltd.	450,300	2,549
^ Japan Cash Machine Co. Ltd.	179,700	2,546
Ministop Co. Ltd.	147,600	2,544
Riken Technos Corp.	484,900	2,538
Arakawa Chemical Industries Ltd.	170,900	2,537
Shimizu Bank Ltd.	83,300	2,513
Maeda Kosen Co. Ltd.	226,500	2,511
Idec Corp.	279,800	2,508
Nippon Kanzai Co. Ltd.	170,700	2,489
Sinfonia Technology Co. Ltd.	1,353,000	2,485
Daiwa Industries Ltd.	285,200	2,484
SMK Corp.	648,000	2,483
^ Nippon Carbon Co. Ltd.	1,280,000	2,483
Torishima Pump Manufacturing Co. Ltd.	229,800	2,477
Toa Corp. (Tokyo Shares 6809)	270,900	2,471
Kanematsu Electronics Ltd.	122,500	2,471
Sanshin Electronics Co. Ltd.	278,900	2,468
Tokyo Rope Manufacturing Co. Ltd.	148,700	2,450
^ Nippon Yakin Kogyo Co. Ltd.	1,656,900	2,428
Koatsu Gas Kogyo Co. Ltd.	362,300	2,423
Tsukuba Bank Ltd.	798,500	2,385
ESPEC Corp.	196,000	2,372
^ Sac's Bar Holdings Inc.	221,100	2,365
CONEXIO Corp.	174,200	2,365
Toyo Corp.	245,900	2,365
Achilles Corp.	164,100	2,359
Kanagawa Chuo Kotsu Co. Ltd.	330,000	2,353
Kita-Nippon Bank Ltd.	78,800	2,352
Nippon Road Co. Ltd.	572,000	2,347

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	Toho Titanium Co. Ltd.	351,800	2,346
	Information Services International-Dentsu Ltd.	135,200	2,345
^	Giken Ltd.	133,700	2,339
	Mie Bank Ltd.	114,000	2,325
*	Wellnet Corp.	185,200	2,318
	Aiphone Co. Ltd.	131,000	2,301
	Toho Co. Ltd. (Tokyo Shares 8142)	97,100	2,293
	Aichi Corp.	283,000	2,290
	Mie Kotsu Group Holdings Inc.	619,000	2,284
	Nihon Trim Co. Ltd.	50,500	2,280
	Senshukai Co. Ltd.	334,600	2,268
	Nippon Beet Sugar Manufacturing Co. Ltd.	116,100	2,263
	Osaka Steel Co. Ltd.	120,100	2,252
^	Marvelous Inc.	316,600	2,250
	Arcland Service Holdings Co. Ltd.	75,600	2,244
	Chiba Kogyo Bank Ltd.	504,700	2,237
	Icom Inc.	120,500	2,215
	Kamei Corp.	231,900	2,209
*,^	Laox Co. Ltd.	273,017	2,202
^	Istyle Inc.	278,700	2,196
	Mitsubishi Research Institute Inc.	69,000	2,191
	Aeon Fantasy Co. Ltd.	70,100	2,174
^	Sun Frontier Fudousan Co. Ltd.	228,000	2,173
	Itochu-Shokuhin Co. Ltd.	54,300	2,173
^	Jamco Corp.	105,300	2,171
	Nippon Denko Co. Ltd.	1,160,200	2,154
^	WATAMI Co. Ltd.	197,800	2,145
	Shinko Shoji Co. Ltd.	189,600	2,139
	Komatsu Seiren Co. Ltd.	343,600	2,138
	Sanyo Shokai Ltd.	1,323,000	2,130
	Denyo Co. Ltd.	171,100	2,123
^	CHIMNEY Co. Ltd.	73,880	2,103
	Mitsubishi Steel Manufacturing Co. Ltd.	1,168,000	2,099
*	Fujiya Co. Ltd.	1,079,000	2,098
	Mimasu Semiconductor Industry Co. Ltd.	164,400	2,092
^	Sakai Moving Service Co. Ltd.	96,600	2,090
	Hosokawa Micron Corp.	335,000	2,089
	Misawa Homes Co. Ltd.	276,000	2,077
	Toyo Tanso Co. Ltd.	143,800	2,068
^	Nippon Parking Development Co. Ltd.	1,519,000	2,065
	Fuji Pharma Co. Ltd.	82,600	2,045
	Takaoka Toko Co. Ltd.	111,600	2,038
	Nippon Valqua Industries Ltd.	150,200	2,035
	K&O Energy Group Inc.	141,200	2,028
*	JAC Recruitment Co. Ltd.	156,000	2,020
	Japan Transcity Corp.	542,000	2,018
	France Bed Holdings Co. Ltd.	233,600	1,995
	Kobe Bussan Co. Ltd.	63,700	1,994
*,^	KLab Inc.	331,400	1,988
*	Mitsubishi Paper Mills Ltd.	301,700	1,981
	MTI Ltd.	318,500	1,979
	Pronexus Inc.	187,400	1,978
	Studio Alice Co. Ltd.	97,900	1,976
^	Chuetsu Pulp & Paper Co. Ltd.	904,000	1,975
	Godo Steel Ltd.	113,000	1,972
	Taiho Kogyo Co. Ltd.	136,900	1,965
	Meiko Network Japan Co. Ltd.	208,700	1,964
	Tokyo Tekko Co. Ltd.	451,000	1,963
	Halows Co. Ltd.	88,300	1,961
	Mitsubishi Nichiyu Forklift Co. Ltd.	319,100	1,933
	Hokkan Holdings Ltd.	543,000	1,933
^	Pasona Group Inc.	226,900	1,925
	Keihanshin Building Co. Ltd.	367,700	1,919
	Tonami Holdings Co. Ltd.	712,000	1,918

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	U-Shin Ltd.	270,400	1,911
	Fuso Pharmaceutical Industries Ltd.	73,100	1,904
	Sekisui Plastics Co. Ltd.	258,000	1,903
	Tokyo Energy & Systems Inc.	197,000	1,901
	Furuno Electric Co. Ltd.	245,300	1,895
^	Honeys Co. Ltd.	160,920	1,893
	Onoken Co. Ltd.	153,500	1,892
	GCA Corp.	252,800	1,886
	Mars Engineering Corp.	95,000	1,884
	Aderans Co. Ltd.	317,600	1,869
	Ryoden Corp.	290,000	1,864
	Uchida Yoko Co. Ltd.	442,000	1,843
^	Hioki EE Corp.	94,700	1,833
	Tatsuta Electric Wire and Cable Co. Ltd.	460,500	1,829
	Ichikoh Industries Ltd.	591,000	1,822
	Cleanup Corp.	213,400	1,817
	Kanaden Corp.	188,000	1,815
	HI-LEX Corp.	66,300	1,813
	Weathernews Inc.	57,961	1,809
	Matsuda Sangyo Co. Ltd.	127,600	1,791
	Hisaka Works Ltd.	226,800	1,781
	Kyosan Electric Manufacturing Co. Ltd.	476,000	1,765
*,^	Nippon Sharyo Ltd.	694,000	1,758
	Amuse Inc.	103,600	1,752
	Mitsui Matsushima Co. Ltd.	147,957	1,750
*,^	Akebono Brake Industry Co. Ltd.	913,200	1,748
	Asahi Co. Ltd.	144,600	1,748
	Chori Co. Ltd.	109,900	1,743
*	SWCC Showa Holdings Co. Ltd.	2,473,000	1,738
	Gakken Holdings Co. Ltd.	522,000	1,730
^	PC Depot Corp.	352,800	1,726
	Sinanen Holdings Co. Ltd.	87,000	1,726
	Kourakuen Holdings Corp.	115,804	1,717
	Shibusawa Warehouse Co. Ltd.	591,000	1,716
^	Hokkaido Gas Co. Ltd.	671,000	1,714
	Toenec Corp.	357,000	1,710
	Okura Industrial Co. Ltd.	425,000	1,695
	Takiron Co. Ltd.	360,000	1,695
	Yomiuri Land Co. Ltd.	392,000	1,686
	Yusen Logistics Co. Ltd.	165,300	1,683
	Shinwa Co. Ltd.	109,800	1,665
^	Tosho Printing Co. Ltd.	367,000	1,661
	Noritsu Koki Co. Ltd.	219,600	1,660
	Tomoku Co. Ltd.	569,000	1,652
	Corona Corp. Class A	153,600	1,643
*	Linical Co. Ltd.	115,700	1,627
	Mitsui High-Tec Inc.	241,600	1,622
*	Hito Communications Inc.	110,700	1,613
	SRA Holdings	68,100	1,610
^	Hodogaya Chemical Co. Ltd.	57,200	1,601
^	Happinet Corp.	150,700	1,593
	Advan Co. Ltd.	170,800	1,578
^	Zuiko Corp.	41,700	1,576
	Sumitomo Densetsu Co. Ltd.	141,700	1,572
	Fields Corp.	129,400	1,569
	Zuken Inc.	152,800	1,564
	Atsugi Co. Ltd.	1,428,000	1,564
	Toyo Kohan Co. Ltd.	519,600	1,555
	Taisei Lamick Co. Ltd.	54,000	1,551
	Nihon Dempa Kogyo Co. Ltd.	190,600	1,537
	Toli Corp.	428,000	1,526
*,^	Takata Corp.	438,027	1,521
	Nihon Yamamura Glass Co. Ltd.	819,000	1,497
	Japan Radio Co. Ltd.	115,800	1,488

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Fuji Oil Co. Ltd.	465,000	1,483
	Sanoh Industrial Co. Ltd.	214,900	1,481
	Parco Co. Ltd.	159,300	1,476
	Yushiro Chemical Industry Co. Ltd.	106,300	1,467
	Gun-Ei Chemical Industry Co. Ltd.	50,900	1,464
	Asunaro Aoki Construction Co. Ltd.	212,400	1,462
	Seika Corp.	487,000	1,447
^	JP-Holdings Inc.	573,000	1,441
	Rhythm Watch Co. Ltd.	845,000	1,440
	Fujikura Kasei Co. Ltd.	238,400	1,435
	ST Corp.	115,900	1,431
	Mito Securities Co. Ltd.	615,200	1,428
	Kitagawa Iron Works Co. Ltd.	82,500	1,409
	Nippon Coke & Engineering Co. Ltd.	1,581,200	1,396
	Organo Corp.	323,000	1,393
	C Uyemura & Co. Ltd.	29,900	1,392
	T RAD Co. Ltd.	633,000	1,383
^	Nissei ASB Machine Co. Ltd.	76,300	1,377
	Dunlop Sports Co. Ltd.	140,071	1,376
^	Japan Drilling Co. Ltd.	60,900	1,367
	Teikoku Electric Manufacturing Co. Ltd.	178,900	1,363
	NS United Kaiun Kaisha Ltd.	978,000	1,358
	Krosaki Harima Corp.	444,000	1,347
	Future Corp.	201,500	1,343
	Maezawa Kasei Industries Co. Ltd.	127,200	1,330
	Elematec Corp.	78,100	1,321
	CMIC Holdings Co. Ltd.	87,600	1,301
	Daisyo Corp.	88,900	1,299
*	Nakayama Steel Works Ltd.	202,700	1,290
^	Showa Aircraft Industry Co. Ltd.	140,000	1,280
	Hakuto Co. Ltd.	137,100	1,273
	ASAHI YUKIZAI Corp.	648,000	1,266
	NEC Capital Solutions Ltd.	75,100	1,252
	Toyo Securities Co. Ltd.	697,000	1,240
	Artnature Inc.	202,200	1,236
^	Right On Co. Ltd.	125,100	1,233
	Inaba Seisakusho Co. Ltd.	96,200	1,223
^	Daikoku Denki Co. Ltd.	76,200	1,222
	Fujitsu Frontech Ltd.	101,700	1,216
	NDS Co. Ltd.	47,700	1,197
*	KNT-CT Holdings Co. Ltd.	1,080,000	1,193
	Sankyo Seiko Co. Ltd.	361,600	1,183
^	Kobelco Eco-Solutions Co. Ltd.	299,000	1,168
	Chugai Ro Co. Ltd.	601,000	1,161
	Tsutsumi Jewelry Co. Ltd.	73,000	1,155
*,^	Shin Nippon Biomedical Laboratories Ltd.	200,300	1,153
	Maezawa Kyuso Industries Co. Ltd.	84,800	1,132
^	Funai Electric Co. Ltd.	138,400	1,128
^	Mitsubishi Kakoki Kaisha Ltd.	570,000	1,123
	Tokyo Rakutenchi Co. Ltd.	232,000	1,113
	Alpha Systems Inc.	65,700	1,106
	Chuo Spring Co. Ltd.	363,000	1,063
^	Srg Takamiya Co. Ltd.	184,600	1,039
	Kitano Construction Corp.	390,000	1,036
	Takihyo Co. Ltd.	245,000	1,022
	AOI Electronics Co. Ltd.	41,830	1,016
	Cybozu Inc.	246,100	1,012
	Toda Kogyo Corp.	351,000	1,005
	Shimojima Co. Ltd.	97,900	981
	Nippon Chemiphar Co. Ltd.	23,600	979
	CAC Holdings Corp.	113,400	950
	Airport Facilities Co. Ltd.	172,600	941
	Dai-ichi Seiko Co. Ltd.	83,300	920
	Nice Holdings Inc.	690,000	913

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Mitsui Home Co. Ltd.	207,000	913
	Gecoss Corp.	98,800	903
	Paris Miki Holdings Inc.	210,700	897
	Toyo Denki Seizo KK	308,000	864
	Pocket Card Co. Ltd.	177,600	846
	Daidoh Ltd.	213,100	839
	Sumitomo Precision Products Co. Ltd.	270,000	833
*,^	Aplus Financial Co. Ltd.	821,214	829
^	Tabuchi Electric Co. Ltd.	258,800	826
	Panasonic Industrial Devices SUNX Co. Ltd.	136,700	821
	Tokyo Electron Device Ltd.	56,800	809
^	Toa Oil Co. Ltd.	524,000	754
	Kinki Sharyo Co. Ltd.	30,500	694
	Best Denki Co. Ltd.	510,400	671
*,^	Yamada SxL Home Co. Ltd.	857,000	628
	Endo Lighting Corp.	78,800	616
*,^	FDK Corp.	650,000	568
	Kojima Co. Ltd.	179,800	409
	Nippon Television Holdings Inc.	155	3
	Fuji Media Holdings Inc.	136	2
			40,341,580
Malaysia (0.8%)
	Public Bank Bhd. (Local)	34,949,448	165,425
	Tenaga Nasional Bhd.	39,673,980	135,560
	Malayan Banking Bhd.	61,895,229	116,538
	CIMB Group Holdings Bhd.	63,019,075	75,495
	Sime Darby Bhd.	37,147,925	72,545
	Axiata Group Bhd.	51,398,815	60,261
	Petronas Chemicals Group Bhd.	32,443,627	54,122
	DiGi.Com Bhd.	41,868,700	50,211
	IHH Healthcare Bhd.	31,385,357	47,867
	Petronas Gas Bhd.	8,937,200	46,798
	Genting Bhd.	25,037,500	46,787
	Maxis Bhd.	29,702,350	42,196
	IOI Corp. Bhd.	37,791,586	40,507
	Genting Malaysia Bhd.	32,050,600	36,374
	Kuala Lumpur Kepong Bhd.	6,042,786	34,501
	MISC Bhd.	16,720,730	29,971
	IJM Corp. Bhd.	35,919,020	28,265
	Gamuda Bhd.	24,046,300	28,165
	PPB Group Bhd.	6,617,200	25,425
	Hong Leong Bank Bhd.	7,122,652	22,597
	YTL Corp. Bhd.	58,322,486	22,113
	AMMB Holdings Bhd.	21,886,700	21,914
	Telekom Malaysia Bhd.	12,711,700	19,805
	Petronas Dagangan Bhd.	3,382,300	18,834
*	SapuraKencana Petroleum Bhd.	48,933,722	18,815
	British American Tobacco Malaysia Bhd.	1,590,500	18,779
	Dialog Group Bhd.	49,055,844	18,113
	Malaysia Airports Holdings Bhd.	10,150,500	16,029
2	Astro Malaysia Holdings Bhd.	23,017,000	15,640
	RHB Bank Bhd.	11,940,635	13,749
	HAP Seng Consolidated Bhd.	7,219,700	13,413
	Westports Holdings Bhd.	11,903,800	12,515
	YTL Power International Bhd.	33,511,680	12,218
	IOI Properties Group Bhd.	20,693,465	12,059
	Alliance Financial Group Bhd.	12,180,700	11,587
	Top Glove Corp. Bhd.	9,270,800	10,932
	Malakoff Corp. Bhd.	29,108,500	10,738
	UMW Holdings Bhd.	7,436,800	10,535
	Genting Plantations Bhd.	4,002,000	10,490
	Felda Global Ventures Holdings Bhd.	21,209,724	10,157
	Hartalega Holdings Bhd.	8,302,980	9,696
	Hong Leong Financial Group Bhd.	2,578,232	9,659

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
KLCCP Stapled Group	5,067,000	9,641
My EG Services Bhd.	16,453,200	9,553
AirAsia Bhd.	14,321,000	9,455
Lafarge Malaysia Bhd.	4,721,600	9,110
Sunway REIT	18,553,200	8,141
Bursa Malaysia Bhd.	3,813,500	7,861
Press Metal Bhd.	6,960,900	7,233
Berjaya Sports Toto Bhd.	9,338,087	7,101
QL Resources Bhd.	6,184,864	6,517
TIME dotCom Bhd.	3,374,040	6,437
KPJ Healthcare Bhd.	6,326,390	6,334
Mah Sing Group Bhd.	17,189,707	6,263
Bumi Armada Bhd.	37,018,187	6,207
Kossan Rubber Industries	3,623,600	5,829
Cahya Mata Sarawak Bhd.	6,232,000	5,705
Inari Amertron Bhd.	7,077,675	5,652
MMC Corp. Bhd.	9,220,400	5,257
Malaysia Building Society Bhd.	22,000,094	4,796
Sunway Bhd.	6,429,057	4,781
UEM Sunrise Bhd.	17,226,503	4,590
WCT Holdings Bhd.	11,172,250	4,522
Pavilion REIT	9,913,200	4,151
Pos Malaysia Bhd.	4,211,700	4,016
Bermaz Auto Bhd.	7,133,040	3,874
Yinson Holdings Bhd.	5,140,900	3,835
Aeon Co. M Bhd.	5,666,100	3,817
Malaysian Resources Corp. Bhd.	11,261,400	3,621
Unisem M Bhd.	5,905,500	3,585
* Syarikat Takaful Malaysia Bhd.	3,488,100	3,530
Eastern & Oriental Bhd.	8,860,526	3,316
Media Prima Bhd.	10,741,200	3,075
DRB-Hicom Bhd.	10,026,100	3,034
VS Industry Bhd.	8,835,800	2,987
* Eco World Development Group Bhd.	8,600,100	2,786
Supermax Corp. Bhd.	4,843,400	2,504
Berjaya Corp. Bhd.	31,781,500	2,461
OSK Holdings Bhd.	6,595,690	2,375
Muhibbah Engineering M Bhd.	4,045,500	2,215
Datasonic Group Bhd.	6,025,900	2,053
Sunway Construction Group Bhd.	4,948,725	1,970
* AirAsia X Bhd.	19,169,250	1,918
* KNM Group Bhd.	19,913,225	1,893
* UMW Oil & Gas Corp. Bhd.	7,230,500	1,460
* Gamuda Bhd. Warrants Exp. 03/06/2021	3,649,266	1,131
* Mulpha International Bhd.	19,069,200	954
Gas Malaysia Bhd.	1,549,000	949
* Malaysia Marine and Heavy Engineering Holdings Bhd.	3,825,071	910
* Parkson Holdings Bhd.	4,888,296	880
* Malaysian Bulk Carriers Bhd.	4,423,100	795
* Dayang Enterprise Holdings Bhd.	3,669,100	750
Coastal Contracts Bhd.	2,042,500	744
* Mudajaya Group Bhd.	3,108,666	718
TA Enterprise Bhd.	5,256,000	601
Puncak Niaga Holdings Bhd.	2,268,000	588
* AirAsia X Bhd. Warrants Exp. 06/08/2020	1,955,625	107
* RHB Captial BHD	9,155,400	106
* WCT Holdings Bhd. Warrants Exp. 08/24/2020	1,594,005	72
* OSK Holdings Bhd. Warrants Exp. 07/22/2020	1,144,372	68
* Malaysian Resources Corp. Bhd. Warrants Exp. 09/16/2018	2,286,033	63
* BIMB Holdings Bhd. Warrants Exp. 12/04/2023	741,960	56
* Eastern & Oriental Bhd Warrants Exp. 07/21/2019	1,014,820	42
* CB Industrial Product Holding Bhd Warrants Exp. 10/31/2019	462,666	35
* Mah Sing Group Bhd. Warrants Exp. 03/18/2018	714,028	34
* KNM Group Bhd. Warrants Exp. 04/21/2020	1,085,087	32

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
* WCT Holdings Bhd. Warrants Exp. 12/11/2017	558,140	28
* Mah Sing Group Warrants Exp. 01/15/2026	895,021	27
* KNM Group Bhd. Warrants Exp. 11/15/2017	1,643,477	12
* Puncak Niaga Holding Bhd. Warrants Exp. 07/20/2018	111,300	11
* MBM Resources Bhd. Warrants Exp. 06/14/2017	88,380	2
* KPJ Healthcare Warrants Exp. 01/23/2019	12,000	2
		1,692,578
Malta (0.0%)
* BGP Holdings PLC	17,449,685	—

Mexico (0.9%)
Fomento Economico Mexicano SAB de CV	24,357,305	233,637
America Movil SAB de CV	332,371,555	220,162
Grupo Financiero Banorte SAB de CV	25,596,307	150,739
Grupo Televisa SAB	28,048,119	138,007
* Cemex SAB de CV	157,585,610	136,400
Wal-Mart de Mexico SAB de CV	63,344,585	134,022
Grupo Mexico SAB de CV Class B	43,994,527	108,398
Fibra Uno Administracion SA de CV	30,341,801	57,903
Grupo Bimbo SAB de CV Class A	21,194,686	57,088
Alfa SAB de CV Class A	31,792,254	48,207
Grupo Aeroportuario del Sureste SAB de CV Class B	2,521,027	40,098
Grupo Financiero Inbursa SAB de CV	23,324,350	37,848
Grupo Aeroportuario del Pacifico SAB de CV Class B	3,842,735	37,142
Coca-Cola Femsa SAB de CV	4,625,162	34,743
Industrias Penoles SAB de CV	1,425,103	34,562
Grupo Financiero Santander Mexico SAB de CV Class B	16,808,532	30,423
Mexichem SAB de CV	12,502,533	29,899
Gruma SAB de CV Class B	1,912,993	26,543
Gentera SAB de CV	12,524,377	24,716
Promotora y Operadora de Infraestructura SAB de CV	2,204,286	24,642
Grupo Carso SAB de CV	5,405,435	23,594
El Puerto de Liverpool SAB de CV	2,212,176	23,188
Alsea SAB de CV	5,892,462	21,991
Kimberly-Clark de Mexico SAB de CV Class A	9,666,111	20,845
Arca Continental SAB de CV	3,221,782	20,049
Infraestructura Energetica Nova SAB de CV	4,367,800	19,337
Banregio Grupo Financiero SAB de CV	2,471,238	16,192
Grupo Aeroportuario del Centro Norte SAB de CV Class B	2,325,144	13,528
Megacable Holdings SAB de CV	3,364,798	12,234
* Controladora Vuela Cia de Aviacion SAB de CV Class A	6,311,044	12,054
Macquarie Mexico Real Estate Management SA de CV	9,284,815	11,696
PLA Administradora Industrial S de RL de CV	6,693,162	11,091
Bolsa Mexicana de Valores SAB de CV	6,801,019	10,895
* Genomma Lab Internacional SAB de CV Class B	9,045,628	10,821
* OHL Mexico SAB de CV	8,511,244	10,024
Grupo Lala SAB de CV	5,244,073	9,763
* Grupo Aeromexico SAB de CV	4,701,787	9,284
Corp Inmobiliaria Vesta SAB de CV	6,008,484	9,092
* Telesites SAB de CV	14,245,686	8,230
Industrias Bachoco SAB de CV Class B	1,780,870	7,886
* Organizacion Soriana SAB de CV Class B	2,758,852	7,539
Grupo Comercial Chedraui SA de CV	3,344,762	7,461
* Industrias CH SAB de CV Class B	1,575,568	7,459
2 Nemak SAB de CV	6,273,790	6,512
Prologis Property Mexico SA de CV	3,643,807	6,127
Grupo Herdez SAB de CV	2,318,616	5,623
Grupo Elektra SAB DE CV	394,440	5,500
Alpek SAB de CV	3,675,234	5,472
Promotora y Operadora de Infraestructura SAB de CV	549,603	5,176
Credito Real SAB de CV SOFOM ER	2,643,344	4,856
Concentradora Fibra Danhos SA de CV	2,642,422	4,839
* La Comer SAB de CV	4,985,395	4,545
* Minera Frisco SAB de CV	5,820,814	4,530

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Hoteles City Express SAB de CV	4,251,446	4,368
	Qualitas Controladora SAB de CV	2,304,051	4,227
	Grupo Financiero Interacciones SA de CV	858,345	4,200
	Unifin Financiera SAB de CV SOFOM ENR	1,359,179	4,053
	Concentradora Fibra Hotelera Mexicana SA de CV	4,869,750	3,826
	Rassini SAB de CV	766,981	3,549
*	Grupo Simec SAB de CV Class B	937,584	3,293
*	Grupo GICSA SA de CV	4,837,069	3,271
	Consorcio ARA SAB de CV	7,970,615	3,003
	TV Azteca SAB de CV	15,553,197	2,962
*,2	Elementia SAB de CV	2,244,282	2,586
*	Axtel SAB de CV	9,947,037	2,468
	Grupo Rotoplas SAB de CV	1,315,149	2,072
*	Cemex SAB de CV ADR	23,923	208
	Grupo Aeroportuario del Pacifico SAB de CV ADR	1,200	116
*	Corp GEO SAB de CV	22,761	9
	Grupo Sanborns SAB de CV	3,426	4
*	Urbi Desarrollos Urbanos SAB de CV	2,494	3
			2,006,830
Netherlands (2.1%)
	Unilever NV	17,515,168	732,592
	ING Groep NV	43,440,068	570,241
	ASML Holding NV	3,613,017	382,237
*	Koninklijke Ahold Delhaize NV	14,234,409	324,723
	Koninklijke Philips NV	10,277,651	309,689
	Unibail-Rodamco SE	1,109,083	263,259
	Heineken NV	2,438,716	200,874
	Akzo Nobel NV	2,784,586	179,916
	RELX NV	10,216,482	172,277
*	ArcelorMittal	20,692,209	139,817
	Wolters Kluwer NV	3,279,957	126,837
	Koninklijke DSM NV	1,962,583	126,145
	Koninklijke KPN NV	35,007,993	114,153
	NN Group NV	3,642,292	109,716
	Aegon NV (Amsterdam Shares)	21,569,752	93,310
	Heineken Holding NV	1,101,115	84,722
*,^	Altice NV Class A	4,196,749	77,405
	Randstad Holding NV	1,234,002	63,469
2	ABN AMRO Group NV	2,435,402	56,209
	Gemalto NV	917,070	49,826
	Koninklijke Vopak NV	748,805	37,794
	Aalberts Industries NV	1,080,585	34,127
	Delta Lloyd NV	5,118,174	30,921
	SBM Offshore NV	2,084,602	29,923
	Boskalis Westminster	921,087	29,707
*	Galapagos NV	422,836	25,727
	IMCD Group NV	585,949	25,341
*	Altice NV Class B	1,359,105	25,302
	APERAM SA	528,600	24,040
	ASM International NV	549,197	23,426
*	PostNL NV	4,940,653	23,269
	Eurocommercial Properties NV	497,999	21,188
^	Wereldhave NV	449,864	20,136
	TKH Group NV	473,533	18,224
	Corbion NV	660,468	15,236
2	GrandVision NV	576,497	13,203
*,^	OCI NV	910,645	12,640
*,^	Fugro NV	669,404	11,971
	BE Semiconductor Industries NV	363,939	11,856
	Koninklijke BAM Groep NV	2,440,097	11,353
*,^	TomTom NV	1,365,283	11,041
	Arcadis NV	772,058	10,162
2	Flow Traders	326,156	10,068
2	Refresco Group NV	651,764	9,521

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Vastned Retail NV	220,292	8,475
	Accell Group	299,770	7,498
	Wessanen	585,131	6,991
	NSI NV	1,551,455	6,088
	BinckBank NV	713,238	4,232
	Brunel International NV	224,562	3,667
	Aegon (New York Shares)	922	4
*,^	SRH NV	672,039	—
			4,700,548
New Zealand (0.2%)
	Fletcher Building Ltd. (New Zealand Shares)	7,446,180	55,162
	Spark New Zealand Ltd.	20,383,223	53,310
	Auckland International Airport Ltd.	10,021,282	47,196
	Fisher & Paykel Healthcare Corp. Ltd.	6,359,143	40,263
	Ryman Healthcare Ltd.	4,623,594	29,346
	Contact Energy Ltd.	8,033,813	27,318
	Meridian Energy Ltd.	13,897,570	25,543
	Z Energy Ltd.	4,009,098	22,407
	SKYCITY Entertainment Group Ltd.	7,454,447	20,782
	Mercury NZ Ltd.	7,774,118	16,971
	Trade Me Group Ltd.	4,495,494	15,617
	Kiwi Property Group Ltd.	14,680,751	15,394
	SKY Network Television Ltd.	4,372,167	14,436
*	Xero Ltd.	1,019,009	12,930
	Chorus Ltd.	4,592,145	11,995
	EBOS Group Ltd.	965,861	11,768
	Mainfreight Ltd.	880,082	11,681
*,^	a2 Milk Co. Ltd.	8,199,877	10,887
	Goodman Property Trust	11,954,655	10,639
	Infratil Ltd.	4,458,558	9,497
	Precinct Properties New Zealand Ltd.	9,765,584	8,698
	Summerset Group Holdings Ltd.	2,419,907	8,231
	Air New Zealand Ltd.	5,761,966	7,948
	Genesis Energy Ltd.	5,648,735	7,916
	Freightways Ltd.	1,682,288	7,685
	Argosy Property Ltd.	8,800,583	6,607
	Vector Ltd.	2,796,262	6,363
	Metlifecare Ltd.	1,390,797	5,746
	Vital Healthcare Property Trust	3,875,080	5,654
^	Heartland Bank Ltd.	4,063,735	4,355
	Warehouse Group Ltd.	1,575,275	3,378
	Kathmandu Holdings Ltd.	2,009,227	2,886
	New Zealand Refining Co. Ltd.	1,123,078	1,798
	Fletcher Building Ltd. (Australia Shares)	240,759	1,775
	TOWER Ltd.	1,854,766	1,193
^	New Zealand Oil & Gas Ltd.	2,706,775	1,023
*	Bathurst Resources Ltd.	1,188,709	61
			544,459
Norway (0.5%)
^	Statoil ASA	10,764,204	175,736
	DNB ASA	10,831,887	156,593
^	Telenor ASA	7,812,329	124,254
	Orkla ASA	8,789,839	82,997
	Marine Harvest ASA	4,191,991	76,069
	Yara International ASA	1,983,746	70,074
	Norsk Hydro ASA	15,072,126	67,384
*,^	Subsea 7 SA	3,099,569	34,698
	Gjensidige Forsikring ASA	1,904,289	34,119
*	Storebrand ASA	5,008,346	25,759
	TGS Nopec Geophysical Co. ASA	1,145,528	23,171
	Schibsted ASA Class B	988,839	22,279
	Schibsted ASA Class A	913,185	21,887
	Salmar ASA	576,762	18,717
*	Aker BP ASA	1,134,327	18,151

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Tomra Systems ASA	1,652,831	17,944
	Bakkafrost P/F	365,383	15,320
	Leroy Seafood Group ASA	289,696	15,316
2	XXL ASA	1,118,861	14,006
^	Veidekke ASA	817,525	12,218
2	Entra ASA	991,525	10,628
	Aker ASA	280,100	10,336
	SpareBank 1 SMN	1,404,888	10,334
	Atea ASA	1,085,851	9,723
	SpareBank 1 SR-Bank ASA	1,610,661	9,600
*,^	Seadrill Ltd.	3,892,971	8,277
	Kongsberg Gruppen ASA	575,604	8,218
*	Opera Software ASA	1,142,297	8,049
	Austevoll Seafood ASA	848,759	7,652
*,2	Aker Solutions ASA	1,631,752	7,484
*,^	Nordic Semiconductor ASA	1,776,053	7,107
*,^	Petroleum Geo-Services ASA	2,366,211	6,352
*,^	DNO ASA	7,157,960	6,109
^	Hoegh LNG Holdings Ltd.	495,189	5,189
^	Ocean Yield ASA	491,178	4,101
*,^	Norwegian Air Shuttle ASA	118,114	3,983
	Norwegian Property ASA	2,792,550	3,639
*,^	REC Silicon ASA	22,060,657	2,753
^,2	BW LPG Ltd.	823,503	2,657
	Wilh Wilhelmsen ASA	750,115	2,370
	Stolt-Nielsen Ltd.	190,794	2,343
*,^	Akastor ASA	1,621,206	2,235
*	Treasure ASA	750,115	1,662
*	Prosafe SE Class A	9,372,035	317
			1,167,810
Other (0.2%)[3]
4	Vanguard FTSE Emerging Markets ETF	11,098,504	418,968
	Diebold Inc.	125,850	2,744
			421,712
Pakistan (0.0%)
	Lucky Cement Ltd.	1,553,342	9,945
	Hub Power Co. Ltd.	8,307,157	8,459
	Oil & Gas Development Co. Ltd.	6,186,900	8,272
	Engro Corp. Ltd.	2,730,037	7,270
	Pakistan State Oil Co. Ltd.	1,525,441	5,877
	United Bank Ltd.	2,935,000	5,639
	Pakistan Petroleum Ltd.	3,758,511	5,312
	Fauji Fertilizer Co. Ltd.	5,118,026	5,066
	DG Khan Cement Co. Ltd.	2,400,000	3,929
	Pakistan Oilfields Ltd.	1,013,300	3,819
	National Bank of Pakistan	5,000,000	3,426
*	SUI Southern Gas Co. Ltd.	9,163,000	3,374
	Kot Addu Power Co. Ltd.	4,637,671	3,269
	Fauji Fertilizer Bin Qasim Ltd.	3,000,000	1,341
			74,998
Peru (0.1%)
	Credicorp Ltd. (New York Shares)	443,202	65,895
*	Cia de Minas Buenaventura SAA ADR	2,048,052	27,219
	Credicorp Ltd.	141,898	21,086
*	Cia de Minas Buenaventura SAA	289,871	3,800
			118,000
Philippines (0.3%)
	SM Investments Corp.	5,391,694	74,740
	SM Prime Holdings Inc.	103,635,370	57,546
	JG Summit Holdings Inc.	34,511,791	54,067
	Ayala Corp.	2,709,554	46,713
	Aboitiz Equity Ventures Inc.	24,949,776	40,165
	BDO Unibank Inc.	16,442,814	38,295

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Bank of the Philippine Islands	17,785,258	37,112
	Universal Robina Corp.	9,761,731	36,683
	Ayala Land Inc.	42,858,711	32,058
	Metropolitan Bank & Trust Co.	14,452,130	24,271
	Jollibee Foods Corp.	4,811,265	23,628
*	PLDT Inc.	631,388	19,926
	Metro Pacific Investments Corp.	133,595,300	19,894
	Manila Electric Co.	3,390,479	19,339
	Aboitiz Power Corp.	18,216,671	17,255
	Security Bank Corp.	3,352,960	15,263
	Alliance Global Group Inc.	46,036,142	13,552
	GT Capital Holdings Inc.	468,212	12,654
	Robinsons Land Corp.	18,960,934	12,121
	DMCI Holdings Inc.	46,625,754	12,023
	Megaworld Corp.	129,875,025	10,765
	LT Group Inc.	31,535,632	9,402
	International Container Terminal Services Inc.	5,849,246	9,391
	Puregold Price Club Inc.	10,914,700	9,188
	Energy Development Corp.	74,062,023	9,020
	Semirara Mining & Power Corp. Class A	3,354,079	8,725
*	DoubleDragon Properties Corp.	6,366,930	7,327
	First Gen Corp.	14,140,200	6,709
	Cosco Capital Inc.	35,492,100	6,223
	Petron Corp.	27,763,527	5,933
	Globe Telecom Inc.	156,616	5,760
	Manila Water Co. Inc.	9,087,500	5,678
	D&L Industries Inc.	24,555,300	5,563
	Robinsons Retail Holdings Inc.	3,318,190	5,293
	Cebu Air Inc.	2,152,780	4,670
	Vista Land & Lifescapes Inc.	43,229,750	4,667
*	Bloomberry Resorts Corp.	36,279,750	4,428
	Filinvest Land Inc.	106,081,000	3,864
	First Philippine Holdings Corp.	2,476,180	3,546
	Lopez Holdings Corp.	20,175,870	3,311
	Nickel Asia Corp.	21,028,100	2,984
*	Melco Crown Philippines Resorts Corp.	22,007,200	1,954
	Belle Corp.	18,744,808	1,129
	Emperador Inc.	2,849,623	426
			743,261
Poland (0.3%)
^	Polski Koncern Naftowy ORLEN SA	3,624,333	71,806
	Powszechna Kasa Oszczednosci Bank Polski SA	9,692,224	67,896
	Bank Pekao SA	1,756,657	54,218
	Powszechny Zaklad Ubezpieczen SA	6,294,312	43,703
	KGHM Polska Miedz SA	1,565,095	28,407
	Bank Zachodni WBK SA	322,399	26,050
	Polskie Gornictwo Naftowe i Gazownictwo SA	20,078,649	25,705
^	LPP SA	14,575	21,891
	PGE Polska Grupa Energetyczna SA	8,242,475	21,596
	CCC SA	295,952	15,018
*,^	Cyfrowy Polsat SA	2,421,740	14,967
*,^	mBank SA	144,452	13,044
*	Alior Bank SA	960,365	11,562
	Asseco Poland SA	854,118	11,416
*,^	Jastrzebska Spolka Weglowa SA	593,200	11,001
	Orange Polska SA	7,308,348	10,434
*	Bank Millennium SA	6,955,373	10,237
^	KRUK SA	170,555	9,900
^	Kernel Holding SA	583,716	9,341
*	Grupa Lotos SA	1,031,163	8,941
	Eurocash SA	882,715	8,940
	Grupa Azoty SA	518,342	8,256
*	Tauron Polska Energia SA	11,530,445	7,792
	Bank Handlowy w Warszawie SA	364,540	7,220

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	Energa SA	3,487,546	7,152
*	CD Projekt SA	674,468	6,851
*,^	Synthos SA	5,517,333	6,678
*,^	Enea SA	2,557,282	6,551
	Budimex SA	114,187	5,925
	Ciech SA	291,706	4,758
*,^	PKP Cargo SA	329,580	3,609
^	Warsaw Stock Exchange	292,237	2,913
*,^	Lubelski Wegiel Bogdanka SA	137,016	2,431
*	Boryszew SA	1,027,284	2,100
	Neuca SA	17,582	1,750
*	Globe Trade Centre SA	755,224	1,544
*,^	Getin Noble Bank SA	4,017,822	1,343
*,^	Bioton SA	514,578	1,157
*	Getin Holding SA	3,217,127	943
*	Integer.pl SA	57,091	507
			575,553
Portugal (0.1%)
	Galp Energia SGPS SA	5,806,712	78,729
	EDP - Energias de Portugal SA	21,718,286	71,785
	Jeronimo Martins SGPS SA	2,780,463	47,777
	EDP Renovaveis SA	2,283,817	17,253
	NOS SGPS SA	2,535,965	16,852
	CTT-Correios de Portugal SA	1,673,046	11,070
	REN - Redes Energeticas Nacionais SGPS SA	3,020,259	8,826
	Sonae SGPS SA	10,603,264	8,430
^	Banco Comercial Portugues SA	6,033,295	8,035
^	Navigator Co. SA	2,736,277	8,014
*,^	Banco BPI SA	3,944,857	4,897
	Semapa-Sociedade de Investimento e Gestao	261,590	3,358
	Altri SGPS SA	779,362	2,716
^	Mota-Engil SGPS SA	1,004,427	1,961
	Sonaecom SGPS SA	366,784	1,030
*	Banco Espirito Santo SA	19,970,703	40
			290,773
Qatar (0.1%)
	Qatar National Bank SAQ	1,054,344	46,278
	Industries Qatar QSC	623,738	17,445
	Ooredoo QSC	620,589	16,517
	Masraf Al Rayan QSC	1,575,356	14,954
	Qatar Islamic Bank SAQ	346,251	9,729
	Qatar Electricity & Water Co. QSC	160,570	9,255
	Commercial Bank QSC	884,118	8,655
	Qatar Gas Transport Co. Ltd.	880,555	5,460
	United Development Co. QSC	958,438	5,252
*	Aamal Co.	1,392,065	5,191
*	Qatar Navigation QSC	186,761	4,820
	Barwa Real Estate Co.	537,388	4,707
*	Qatar Insurance Co. SAQ	194,124	4,672
*	Ezdan Holding Group QSC	879,154	3,781
*	Qatar International Islamic Bank QSC	209,043	3,613
*	Doha Bank QSC	313,209	3,127
*	Qatari Investors Group QSC	171,697	2,731
*	Gulf International Services QSC	312,570	2,616
*	Vodafone Qatar QSC	722,396	2,082
*	Al Meera Consumer Goods Co. QSC	27,620	1,415
*	Medicare Group	76,180	1,292
*	Salam International Investment Ltd. QSC	98,627	300
			173,892
Russia (0.8%)
	Sberbank of Russia PJSC	117,398,752	273,263
	Gazprom PJSC	98,611,600	216,088
	Lukoil PJSC	4,183,403	204,141

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Magnit PJSC GDR	3,138,636	124,471
NOVATEK OAO	8,792,990	91,681
MMC Norilsk Nickel PJSC	532,050	78,451
Tatneft PAO	11,335,613	63,500
Rosneft PJSC	9,919,549	54,417
Gazprom PAO ADR (London Shares)	12,567,110	54,188
VTB Bank PJSC	43,332,714,410	46,353
Lukoil PJSC ADR	944,427	45,939
Mobile TeleSystems PJSC ADR	5,547,791	42,774
AK Transneft OAO Preference Shares	17,427	41,733
Novatek OJSC GDR	383,261	40,864
Alrosa PJSC	28,286,900	39,567
Surgutneftegas OAO Preference Shares	85,931,900	38,963
Moscow Exchange MICEX-RTS PJSC	15,214,548	28,026
Tatneft PJSC ADR	774,927	25,865
Surgutneftegas OJSC	55,923,736	23,835
Severstal PAO	1,257,748	17,580
Rosneft PJSC GDR	3,173,215	17,257
Novolipetsk Steel PJSC GDR	951,041	15,413
VTB Bank PJSC GDR	7,061,519	14,759
Rostelecom PJSC	11,442,163	14,276
RusHydro PJSC	1,073,141,350	13,470
Bashneft PJSC	240,930	12,632
PhosAgro PJSC GDR	866,116	10,739
Surgutneftegas OJSC ADR	2,446,748	10,494
MegaFon PJSC GDR	1,067,139	10,163
* Aeroflot PJSC	4,842,221	9,920
Inter RAO UES PJSC	183,715,393	9,856
Sistema PJSC FC GDR	1,308,195	9,772
Sberbank of Russia ADR (London Shares)	982,690	9,307
Severstal PJSC GDR	640,017	9,025
Magnitogorsk Iron & Steel OJSC	16,502,490	8,292
Federal Grid Co. Unified Energy System JSC	2,844,412,440	7,677
* Uralkali PJSC	2,858,082	7,477
E.ON Russia JSC	158,734,196	7,301
LSR Group PJSC GDR	2,204,181	6,231
Bashneft PAO Preference Shares	225,126	5,255
Tatneft PAO Preference Shares	1,613,671	5,170
Rosseti PJSC	330,402,055	5,089
M.Video PJSC	886,366	4,749
^ Mechel PJSC ADR	758,239	3,746
Acron JSC	68,217	3,229
* DIXY Group PJSC	575,520	2,936
TMK PJSC	1,857,922	2,018
Mosenergo OAO	74,207,556	2,004
Sistema PJSC FC	5,727,988	1,744
* Raspadskaya OAO	1,314,487	1,433
OGK-2 PJSC	241,371,306	1,394
Novolipetsk Steel PJSC	445,750	721
MMC Norilsk Nickel PJSC ADR	9,553	144
Tatneft PJSC ADR	3,534	119
Sberbank of Russia PJSC ADR	8,082	77
Gazprom PJSC ADR	10,809	47
* Mechel PJSC	14,601	34
		1,795,669
Singapore (0.9%)
Singapore Telecommunications Ltd.	82,389,963	229,615
Oversea-Chinese Banking Corp. Ltd.	37,223,372	226,770
DBS Group Holdings Ltd.	20,035,512	215,957
United Overseas Bank Ltd.	13,517,424	182,358
CapitaLand Ltd.	28,636,507	63,513
Keppel Corp. Ltd.	16,076,576	60,796
Wilmar International Ltd.	23,725,765	56,328
Singapore Press Holdings Ltd.	17,980,444	48,051

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Singapore Exchange Ltd.	9,261,702	47,188
	CapitaLand Mall Trust	29,749,934	44,332
	Ascendas REIT	25,408,954	43,301
	Global Logistic Properties Ltd.	33,052,307	42,057
	ComfortDelGro Corp. Ltd.	22,934,062	41,814
	Singapore Airlines Ltd.	5,702,207	41,495
	City Developments Ltd.	6,661,787	40,562
	Singapore Technologies Engineering Ltd.	17,567,146	39,494
	Jardine Cycle & Carriage Ltd.	1,244,474	37,685
	Genting Singapore plc	67,263,541	35,994
	Suntec REIT	27,075,045	32,701
	CapitaLand Commercial Trust	22,624,180	25,602
	Hutchison Port Holdings Trust	56,400,413	25,054
	SATS Ltd.	7,081,485	24,636
	Mapletree Commercial Trust	20,934,466	23,011
	UOL Group Ltd.	5,375,532	21,863
	Golden Agri-Resources Ltd.	72,827,199	20,110
	Venture Corp. Ltd.	2,812,491	19,213
	Singapore Post Ltd.	16,428,824	18,877
	Sembcorp Industries Ltd.	10,033,003	18,168
	Mapletree Industrial Trust	14,169,280	17,523
	Keppel REIT	21,437,089	16,814
	Mapletree Greater China Commercial Trust	21,360,800	15,978
	StarHub Ltd.	6,577,335	15,966
	Yangzijiang Shipbuilding Holdings Ltd.	23,676,416	12,658
	Mapletree Logistics Trust	16,551,000	12,312
*,^	Noble Group Ltd.	98,375,749	11,697
	Raffles Medical Group Ltd.	9,798,000	10,593
	United Engineers Ltd.	5,129,400	9,545
	Olam International Ltd.	6,173,086	9,538
	Starhill Global REIT	16,005,400	9,375
	Frasers Centrepoint Trust	6,138,500	9,183
^	Sembcorp Marine Ltd.	9,297,734	8,621
	Keppel Infrastructure Trust	22,905,700	8,305
	Parkway Life REIT	4,284,270	7,884
	Ascott Residence Trust	9,547,000	7,794
	Yanlord Land Group Ltd.	7,614,264	7,577
	Fortune REIT (Singapore Shares)	6,141,000	7,445
^	First Resources Ltd.	5,334,900	6,979
	CDL Hospitality Trusts	6,996,200	6,746
*	Genting Hong Kong Ltd.	23,438,125	6,678
	SIA Engineering Co. Ltd.	2,475,014	6,565
	Lippo Malls Indonesia Retail Trust	22,916,200	6,419
	Frasers Commercial Trust	6,330,769	6,208
	CapitaLand Retail China Trust	5,719,380	6,156
	Cache Logistics Trust	10,095,700	6,028
	Cambridge Industrial Trust	14,548,800	5,904
	Ascendas India Trust	7,510,400	5,772
	Asian Pay Television Trust	15,464,100	5,722
	OUE Hospitality Trust	11,474,666	5,611
2	ARA Asset Management Ltd.	5,492,000	5,523
	First REIT	5,681,100	5,453
^	Keppel DC REIT	6,067,900	5,433
^	Yoma Strategic Holdings Ltd.	12,439,147	5,268
	Wing Tai Holdings Ltd.	4,321,513	5,265
	Croesus Retail Trust	8,447,700	5,224
	Ascendas Hospitality Trust	9,063,100	4,824
^	M1 Ltd.	3,257,717	4,779
	SPH REIT	6,584,900	4,619
*,^	SIIC Environment Holdings Ltd.	9,749,580	4,453
*,^	Ezion Holdings Ltd.	19,508,742	4,180
	Soilbuild Business Space REIT	8,602,990	4,178
	Accordia Golf Trust	8,829,884	4,161
	Far East Hospitality Trust	9,593,400	4,095

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Silverlake Axis Ltd.	8,605,880	3,953
	OUE Ltd.	3,196,900	3,891
*	Blue Sky Power Holdings Ltd.	45,840,000	3,832
	RHT Health Trust	6,080,800	3,767
	Sheng Siong Group Ltd.	4,983,400	3,743
*,^	China Animal Healthcare Ltd.	4,917,000	3,297
	Super Group Ltd. (Singapore Shares)	4,685,000	3,266
	Sarine Technologies Ltd.	2,729,796	3,192
*	GL Ltd.	4,746,900	2,728
	Sabana Shari'ah Compliant Industrial REIT	7,174,218	2,682
^	China Everbright Water Ltd.	5,866,000	2,407
^	Midas Holdings Ltd.	14,122,000	2,186
^	Bumitama Agri Ltd.	3,630,700	1,946
*,^	COSCO Corp. Singapore Ltd.	10,286,616	1,882
^	Hyflux Ltd.	5,548,200	1,850
	Indofood Agri Resources Ltd.	4,930,700	1,699
	Boustead Singapore Ltd.	2,307,400	1,485
*	Ying Li International Real Estate Ltd.	9,910,900	1,153
*	Halcyon Agri Corp. Ltd.	2,516,340	860
*,^	Vard Holdings Ltd.	5,467,900	728
*,^	Ezra Holdings Ltd.	20,298,532	622
*	Gallant Venture Ltd.	6,053,700	559
*,^	China Fishery Group Ltd.	9,033,000	493
*	Ezion Holdings Ltd Warrants Exp. 04/15/2020	3,136,323	149
*	Keppel DC REIT Rights Exp. 11/07/2016	1,662,604	108
	Keppel Telecommunications & Transportation Ltd.	10,600	13
			2,120,087
South Africa (1.6%)
	Naspers Ltd.	4,828,642	808,702
	Sasol Ltd.	6,226,931	171,957
	MTN Group Ltd.	19,777,946	170,829
*	Steinhoff International Holdings NV	27,627,573	149,042
	Standard Bank Group Ltd.	13,576,982	144,124
	FirstRand Ltd.	34,158,205	122,483
^	Remgro Ltd.	5,951,812	98,814
	Sanlam Ltd.	19,738,223	95,606
	Aspen Pharmacare Holdings Ltd.	4,038,780	87,983
	Shoprite Holdings Ltd.	4,869,614	71,863
	Bid Corp. Ltd.	3,813,084	66,960
*	AngloGold Ashanti Ltd.	4,600,151	62,634
	Woolworths Holdings Ltd.	10,639,044	61,616
	Vodacom Group Ltd.	5,688,844	61,377
	Growthpoint Properties Ltd.	29,986,101	55,917
	Barclays Africa Group Ltd.	4,760,966	55,248
	Tiger Brands Ltd.	1,809,238	51,521
	Bidvest Group Ltd.	3,804,756	47,271
	Redefine Properties Ltd.	51,004,472	43,644
	Netcare Ltd.	16,461,233	42,274
	Nedbank Group Ltd.	2,420,875	39,627
	Gold Fields Ltd.	9,230,661	38,070
*	Sappi Ltd.	6,088,764	33,880
	RMB Holdings Ltd.	7,468,786	32,900
	Discovery Ltd.	3,648,364	31,186
	Mr Price Group Ltd.	2,661,748	30,324
	Capitec Bank Holdings Ltd.	588,661	29,882
	Life Healthcare Group Holdings Ltd.	11,180,001	29,869
	SPAR Group Ltd.	2,101,697	29,798
*	Impala Platinum Holdings Ltd.	6,773,027	27,367
	Truworths International Ltd.	4,963,132	26,332
	Mondi Ltd.	1,326,988	25,921
	AVI Ltd.	3,636,210	25,542
	Clicks Group Ltd.	2,732,893	25,494
	Resilient REIT Ltd.	3,061,971	25,331
	Hyprop Investments Ltd.	2,779,502	24,662

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Brait SE	3,695,493	24,527
	Imperial Holdings Ltd.	1,921,626	24,272
	Foschini Group Ltd.	2,280,820	23,446
	Sibanye Gold Ltd.	8,290,544	23,062
	Pioneer Foods Group Ltd.	1,657,365	19,967
	Pick n Pay Stores Ltd.	3,998,869	19,593
	Fortress Income Fund Ltd. Class B	8,068,629	19,172
	MMI Holdings Ltd.	11,402,714	19,101
	Investec Ltd.	3,051,788	18,795
	PSG Group Ltd.	1,128,348	17,611
	Coronation Fund Managers Ltd.	2,985,452	16,068
	Telkom SA SOC Ltd.	3,437,969	15,847
*	EOH Holdings Ltd.	1,324,191	15,709
*	Anglo American Platinum Ltd.	661,951	15,651
	Fortress Income Fund Ltd. Class A	12,436,173	15,045
*	Northam Platinum Ltd.	3,908,722	14,241
	Barloworld Ltd.	2,191,453	14,155
	Harmony Gold Mining Co. Ltd.	4,265,903	13,243
	Tsogo Sun Holdings Ltd.	5,819,490	13,232
	Tongaat Hulett Ltd.	1,255,047	11,342
	JSE Ltd.	969,574	11,296
	Liberty Holdings Ltd.	1,297,770	11,173
*	Super Group Ltd. (South Africa Shares)	3,715,538	10,966
	Exxaro Resources Ltd.	1,467,214	10,815
	SA Corporate Real Estate Fund Nominees Pty Ltd.	25,706,267	10,511
	Massmart Holdings Ltd.	1,213,996	10,509
	AECI Ltd.	1,282,595	9,687
	Vukile Property Fund Ltd.	7,094,830	9,675
	Nampak Ltd.	6,658,757	9,286
	Famous Brands Ltd.	786,939	9,195
	KAP Industrial Holdings Ltd.	15,498,760	8,909
*	Attacq Ltd.	6,924,842	8,806
	African Rainbow Minerals Ltd.	1,168,543	8,467
	Omnia Holdings Ltd.	686,812	8,318
	Santam Ltd.	461,985	8,294
	Reunert Ltd.	1,774,133	8,108
	Advtech Ltd.	5,773,687	7,459
	DataTec Ltd.	2,197,182	7,307
	Sun International Ltd.	1,149,023	7,098
	Cashbuild Ltd.	223,397	6,514
*,^	Kumba Iron Ore Ltd.	632,499	6,441
	Wilson Bayly Holmes-Ovcon Ltd.	560,648	6,320
	Blue Label Telecoms Ltd.	4,066,894	6,149
	Distell Group Ltd.	493,114	6,053
^	Steinhoff International Holdings NV	1,089,227	5,803
	Zeder Investments Ltd.	11,264,956	5,570
	PPC Ltd.	13,212,622	5,395
*	Curro Holdings Ltd.	1,379,422	5,075
	Emira Property Fund Ltd.	4,812,095	4,978
	Assore Ltd.	362,667	4,890
	Alexander Forbes Group Holdings Ltd.	10,045,924	4,561
	Mpact Ltd.	1,818,166	4,449
	Grindrod Ltd.	5,102,337	4,203
*	ArcelorMittal South Africa Ltd.	4,857,794	4,159
	Rebosis Property Fund Ltd.	4,643,051	3,940
	City Lodge Hotels Ltd.	354,457	3,844
*,^	Ascendis Health Ltd.	1,894,006	3,816
	Trencor Ltd.	1,777,907	3,781
	Astral Foods Ltd.	410,694	3,724
	Peregrine Holdings Ltd.	1,653,556	3,188
	Adcock Ingram Holdings Ltd.	900,730	3,126
	Delta Property Fund Ltd.	5,485,382	3,121
	Metair Investments Ltd.	2,141,958	3,019
	Oceana Group Ltd.	354,061	3,015

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Murray & Roberts Holdings Ltd.	4,385,736	3,011
^	Lewis Group Ltd.	959,333	2,844
	Raubex Group Ltd.	1,486,706	2,771
	Hudaco Industries Ltd.	318,472	2,582
*	Royal Bafokeng Platinum Ltd.	784,196	2,393
*,^	Consolidated Infrastructure Group Ltd.	1,347,259	2,343
*	Aveng Ltd.	4,453,856	2,335
*	Pinnacle Holdings Ltd.	1,632,474	2,168
^	DRDGOLD Ltd.	4,247,113	2,154
^	Invicta Holdings Ltd.	514,681	2,121
	Clover Industries Ltd.	1,622,373	2,094
	Group Five Ltd.	1,021,025	1,751
	Merafe Resources Ltd.	12,135,693	1,142
	Adcorp Holdings Ltd.	1,091,890	1,098
*	Adbee Rf Ltd.	4,031	10
*	Adcock Ingram Holdings Ltd. Warrants Exp. 07/26/2019	5,387	1
*	African Bank Investments Ltd.	7,766,579	—
			3,621,960
South Korea (3.4%)
	Samsung Electronics Co. Ltd.	1,138,732	1,628,761
	Samsung Electronics Co. Ltd. Preference Shares	196,201	225,586
	NAVER Corp.	298,660	223,447
	SK Hynix Inc.	5,956,570	213,046
	Hyundai Motor Co.	1,631,227	199,156
	Hyundai Mobis Co. Ltd.	734,084	175,085
	Shinhan Financial Group Co. Ltd.	4,360,478	166,807
	KB Financial Group Inc.	4,111,010	152,176
	POSCO	703,975	146,478
	Samsung C&T Corp.	1,013,057	142,794
	KT&G Corp.	1,245,015	122,796
	Amorepacific Corp.	354,956	111,207
	LG Chem Ltd.	492,802	105,844
	Kia Motors Corp.	2,911,727	103,392
	Hana Financial Group Inc.	3,327,812	95,183
	Samsung Fire & Marine Insurance Co. Ltd.	366,764	93,305
	SK Innovation Co. Ltd.	687,812	90,540
	Korea Electric Power Corp.	2,088,882	90,366
	Samsung Life Insurance Co. Ltd.	826,811	79,787
*,^	Celltrion Inc.	816,962	75,688
	SK Holdings Co. Ltd.	377,877	73,716
	LG Household & Health Care Ltd.	98,925	70,765
*,^	Hyundai Heavy Industries Co. Ltd.	524,582	66,528
	LG Display Co. Ltd.	2,540,369	60,739
	LG Corp.	1,005,664	53,779
	Samsung SDI Co. Ltd.	616,226	50,719
	LG Electronics Inc.	1,215,354	50,665
	SK Telecom Co. Ltd.	253,220	49,639
	Samsung SDS Co. Ltd.	365,083	49,231
	Coway Co. Ltd.	602,427	47,124
	NCSoft Corp.	193,428	44,684
	Korea Zinc Co. Ltd.	111,580	44,305
	Lotte Chemical Corp.	162,978	40,949
	AMOREPACIFIC Group	316,836	40,900
	Hankook Tire Co. Ltd.	835,513	40,122
	Kangwon Land Inc.	1,204,774	39,928
	Korea Aerospace Industries Ltd.	670,656	37,879
	Woori Bank	3,332,495	36,318
	Hyundai Steel Co.	838,160	36,116
	Hyundai Motor Co. 2nd Preference Shares	408,137	35,826
^	Korea Electric Power Corp. ADR	1,572,657	34,300
	Industrial Bank of Korea	2,932,186	33,753
	E-MART Inc.	236,045	33,471
	Dongbu Insurance Co. Ltd.	527,910	32,748
	S-Oil Corp.	471,595	32,228

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Hyundai Glovis Co. Ltd.	205,828	31,156
	Hyosung Corp.	262,653	30,682
	Shinhan Financial Group Co. Ltd. ADR	783,766	30,285
	Hyundai Engineering & Construction Co. Ltd.	808,612	29,208
	Hyundai Development Co-Engineering & Construction	683,199	28,891
	Orion Corp.	44,746	27,927
	BNK Financial Group Inc.	3,247,626	26,324
	GS Holdings Corp.	578,119	25,720
	Samsung Electro-Mechanics Co. Ltd.	617,043	25,331
	CJ CheilJedang Corp.	82,871	25,282
	LG Uplus Corp.	2,383,521	24,565
	Lotte Shopping Co. Ltd.	118,992	23,742
^	Kakao Corp.	349,467	23,303
	Hanwha Techwin Co. Ltd.	410,367	22,794
	CJ Corp.	147,989	22,531
^	Hanmi Pharm Co. Ltd.	71,293	22,510
	Daelim Industrial Co. Ltd.	307,595	21,920
	Hyundai Motor Co. Preference Shares	260,707	21,771
	KCC Corp.	61,599	21,748
	Hanwha Chemical Corp.	917,664	21,606
	Hyundai Marine & Fire Insurance Co. Ltd.	687,630	21,225
	Amorepacific Corp. Preference Shares	118,169	20,627
	KB Financial Group Inc. ADR	542,854	20,075
	KT Corp.	653,991	18,449
	Samsung Securities Co. Ltd.	608,783	18,310
	Hyundai Department Store Co. Ltd.	172,928	17,741
^	Hotel Shilla Co. Ltd.	352,535	17,634
	Hanwha Corp.	541,415	17,633
	Hanon Systems	1,872,279	17,506
^	Hanssem Co. Ltd.	112,936	17,491
	Mando Corp.	74,190	17,346
	S-1 Corp.	213,970	17,276
	BGF retail Co. Ltd.	113,026	17,164
	Doosan Heavy Industries & Construction Co. Ltd.	713,674	16,283
*,^	Kumho Tire Co. Inc.	1,790,330	16,053
*,^	OCI Co. Ltd.	203,476	16,036
	Medy-Tox Inc.	44,783	15,889
	Samsung Card Co. Ltd.	368,463	15,512
	Yuhan Corp.	84,235	15,445
	Korea Investment Holdings Co. Ltd.	429,629	15,382
	Hanwha Life Insurance Co. Ltd.	2,722,703	14,865
*,^	Samsung Engineering Co. Ltd.	1,783,036	14,717
*,^	Samsung Heavy Industries Co. Ltd.	1,712,898	14,557
	DGB Financial Group Inc.	1,737,593	14,555
	Mirae Asset Securities Co. Ltd.	720,438	14,209
*,^	CJ Korea Express Corp.	80,080	14,061
	Mirae Asset Daewoo Co. Ltd.	2,042,420	13,773
	LG Chem Ltd. Preference Shares	86,405	13,565
	CJ E&M Corp.	215,025	13,116
	NH Investment & Securities Co. Ltd.	1,452,398	12,771
	POSCO ADR	244,363	12,695
	Shinsegae Inc.	77,832	12,642
	Kolon Industries Inc.	194,597	12,641
*,^	Daewoo Engineering & Construction Co. Ltd.	2,265,301	12,494
	Korea Gas Corp.	302,550	12,229
	Hyundai Wia Corp.	176,467	12,106
*,^	ViroMed Co. Ltd.	150,032	11,971
	Kumho Petrochemical Co. Ltd.	195,499	11,946
*,^	Komipharm International Co. Ltd.	347,286	11,733
*,^	GS Engineering & Construction Corp.	501,287	11,702
*	Korean Air Lines Co. Ltd.	407,895	11,402
	Posco Daewoo Corp.	522,473	11,345
	KEPCO Plant Service & Engineering Co. Ltd.	233,470	11,192
^	Korea Kolmar Co. Ltd.	152,299	10,836

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	LG Innotek Co. Ltd.	158,903	10,824
	Doosan Corp.	118,171	10,574
^	SK Chemicals Co. Ltd.	201,353	10,511
	Cheil Worldwide Inc.	704,110	10,422
	Korean Reinsurance Co.	1,001,924	10,325
	Lotte Confectionery Co. Ltd.	61,421	10,310
	LG Household & Health Care Ltd. Preference Shares	24,211	10,060
	KB Insurance Co. Ltd.	394,988	9,982
	SK Networks Co. Ltd.	1,733,877	9,854
	Meritz Securities Co. Ltd.	3,258,036	9,655
^	Youngone Corp.	343,614	9,643
	LS Corp.	191,732	9,170
	Lotte Chilsung Beverage Co. Ltd.	6,740	9,073
*,^	Com2uSCorp	109,322	9,058
*,^	Doosan Infracore Co. Ltd.	1,488,248	8,987
	NongShim Co. Ltd.	35,254	8,871
^	Hanmi Science Co. ltd	133,421	8,850
	Meritz Fire & Marine Insurance Co. Ltd.	625,797	8,708
	Hyundai Greenfood Co. Ltd.	587,933	8,603
^	CJ CGV Co. Ltd.	143,340	8,479
^	Fila Korea Ltd.	110,751	8,437
	Dongsuh Cos. Inc.	346,581	8,213
	Ottogi Corp.	14,103	8,104
^	SK Materials Co. Ltd.	58,932	8,016
*,^	LIG Nex1 Co. Ltd.	121,576	7,849
*,^	NHN Entertainment Corp.	179,000	7,843
	Innocean Worldwide Inc.	124,629	7,541
^	KIWOOM Securities Co. Ltd.	129,932	7,529
^	Green Cross Corp.	60,865	7,412
^	Samyang Holdings Corp.	67,428	7,352
	GS Retail Co. Ltd.	168,636	7,183
	Tongyang Inc.	2,535,689	7,117
*	LG Life Sciences Ltd.	130,372	7,075
*,^	Hyundai Mipo Dockyard Co. Ltd.	115,088	7,041
*,^	Yungjin Pharmaceutical Co. Ltd.	922,314	7,039
^	Kolon Life Science Inc.	53,698	7,013
*,^	Hugel Inc.	23,087	6,913
	Hansol Chemical Co. Ltd.	94,383	6,823
^	Cosmax Inc.	66,982	6,751
	Poongsan Corp.	217,580	6,612
	Hyundai Home Shopping Network Corp.	66,675	6,610
*,^	Pan Ocean Co. Ltd.	2,086,926	6,567
^	Hite Jinro Co. Ltd.	341,302	6,560
	LG International Corp.	269,179	6,542
^	IS Dongseo Co. Ltd.	145,919	6,306
*,^	HLB Inc.	360,519	6,108
	LS Industrial Systems Co. Ltd.	176,878	6,044
	JB Financial Group Co. Ltd.	1,165,106	6,041
*,^	Advanced Process Systems Corp.	260,307	5,920
	Green Cross Holdings Corp.	299,239	5,796
	LG Hausys Ltd.	69,943	5,777
*,^	Osstem Implant Co. Ltd.	118,988	5,661
^	Korea Petrochemical Ind Co. Ltd.	31,668	5,645
^	Paradise Co. Ltd.	497,115	5,637
^	JW Pharmaceutical Corp.	130,986	5,618
^	Chong Kun Dang Pharmaceutical Corp.	69,138	5,586
	SKC Co. Ltd.	234,388	5,530
	GS Home Shopping Inc.	35,968	5,523
	Hankook Tire Worldwide Co. Ltd.	284,173	5,367
^	Hana Tour Service Inc.	94,673	5,327
^	SFA Engineering Corp.	104,254	5,267
	Handsome Co. Ltd.	147,965	5,245
*,^	Hyundai Elevator Co. Ltd.	107,269	5,242
	Soulbrain Co. Ltd.	93,918	5,118

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	Seoul Semiconductor Co. Ltd.	428,427	5,115
*,^	Wonik Holdings Co. Ltd.	903,438	5,113
	Halla Holdings Corp.	86,401	5,111
^	Eo Technics Co. Ltd.	92,847	5,104
*,^	Dongbu HiTek Co. Ltd.	341,683	5,077
^	Koh Young Technology Inc.	129,673	5,070
^	Lotte Food Co. Ltd.	8,383	5,060
	Daou Technology Inc.	278,445	5,023
*,^	Ilyang Pharmaceutical Co. Ltd.	145,820	4,975
^	LOTTE Himart Co. Ltd.	129,190	4,975
*,^	DIO Corp.	124,717	4,963
	Daesang Corp.	208,267	4,898
^	Hanjin Kal Corp.	329,951	4,869
^	Bukwang Pharmaceutical Co. Ltd.	222,874	4,856
	Korea Electric Terminal Co. Ltd.	77,581	4,846
	CJ O Shopping Co. Ltd.	34,199	4,842
^	LOTTE Fine Chemical Co. Ltd.	191,133	4,840
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	29,192	4,815
^	Huchems Fine Chemical Corp.	230,796	4,768
	Young Poong Corp.	5,467	4,739
*,^	Chabiotech Co. Ltd.	391,908	4,721
^	Korea Real Estate Investment & Trust Co. Ltd.	1,837,546	4,721
*,^	Taihan Electric Wire Co. Ltd.	2,849,595	4,700
^	Hanwha General Insurance Co. Ltd.	701,425	4,650
*	Dongkuk Steel Mill Co. Ltd.	636,882	4,544
*,^	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	1,151,063	4,507
	Taekwang Industrial Co. Ltd.	6,078	4,455
*,^	SM Entertainment Co.	185,255	4,414
	DuzonBizon Co. Ltd.	222,706	4,340
^	Jeil Pharmaceutical Co.	73,190	4,329
	Dongwon Industries Co. Ltd.	15,930	4,287
*	Vieworks Co. Ltd.	79,561	4,273
^	Nexen Tire Corp.	371,111	4,257
*,^	Seegene Inc.	160,191	4,230
*,^	Hyundai Rotem Co. Ltd.	258,548	4,222
*,^	Hanall Biopharma Co. Ltd.	405,859	4,173
*	Asiana Airlines Inc.	1,011,246	4,082
^	Amicogen Inc.	95,718	4,055
	Tongyang Life Insurance Co. Ltd.	383,786	4,021
^	Ahnlab Inc.	71,410	4,018
	Dong-A Socio Holdings Co. Ltd.	31,516	3,989
^	Hansae Co. Ltd.	180,395	3,987
*,^	CrystalGenomics Inc.	240,735	3,962
*,^	Loen Entertainment Inc.	66,739	3,926
*,^	Medipost Co. Ltd.	78,716	3,891
^	Grand Korea Leisure Co. Ltd.	202,604	3,844
^	Dong-A ST Co. Ltd.	51,119	3,831
	LEENO Industrial Inc.	102,082	3,830
*,^	Foosung Co. Ltd.	563,634	3,822
	LG Electronics Inc. Preference Shares	184,093	3,818
*,^	Genexine Co. Ltd.	118,509	3,812
^	Samlip General Foods Co. Ltd.	25,490	3,793
*,^	GemVax & Kael Co. Ltd.	296,580	3,724
	LF Corp.	195,827	3,713
*,^	Caregen Co. Ltd.	44,768	3,694
	Samyang Corp.	40,707	3,655
*,^	Jenax Inc.	163,798	3,630
*,^	iNtRON Biotechnology Inc.	133,995	3,617
^	Meritz Financial Group Inc.	360,399	3,540
^	SK Gas Ltd.	41,964	3,527
*,^	Binex Co. Ltd.	265,599	3,487
^	InBody Co. Ltd.	121,006	3,487
^	Hanjin Transportation Co. Ltd.	134,377	3,455
^	Toptec Co. Ltd.	205,094	3,435

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	WONIK IPS Co. Ltd.	164,473	3,341
	Daishin Securities Co. Ltd.	362,678	3,335
*,^	Jusung Engineering Co. Ltd.	402,637	3,320
*,^	Ssangyong Motor Co.	515,545	3,311
*	Ssangyong Cement Industrial Co. Ltd.	234,883	3,292
^	Binggrae Co. Ltd.	60,180	3,278
^	Partron Co. Ltd.	419,492	3,273
	KEPCO Engineering & Construction Co. Inc.	148,341	3,247
^	YG Entertainment Inc.	126,597	3,236
*,^	G-SMATT GLOBAL Co. Ltd.	146,405	3,232
	NICE Holdings Co. Ltd.	217,775	3,204
^	JW Holdings Corp.	367,168	3,192
	Hansol Paper Co. Ltd.	174,491	3,090
*,^	NUTRIBIOTECH Co. Ltd.	54,167	3,081
*,^	DoubleUGames Co. Ltd.	98,910	3,064
^	AK Holdings Inc.	56,553	3,042
	Mirae Asset Life Insurance Co. Ltd.	744,006	3,042
*,^	Emerson Pacific Inc.	92,169	3,024
*,^	Cellumed Co. Ltd.	1,816,025	3,021
^	Muhak Co. Ltd.	151,444	3,009
*,^	ATGen Co. Ltd.	92,436	2,947
	Namyang Dairy Products Co. Ltd.	4,992	2,941
	S&T Motiv Co. Ltd.	81,223	2,901
^	Dae Hwa Pharmaceutical Co. Ltd.	127,958	2,897
^	iMarketKorea Inc.	257,760	2,876
^	Seah Besteel Corp.	141,244	2,859
	Youngone Holdings Co. Ltd.	56,561	2,846
^	Daewoong Pharmaceutical Co. Ltd.	47,435	2,826
*,^	Posco ICT Co. Ltd.	560,362	2,802
^	NICE Information Service Co. Ltd.	416,852	2,789
	Sebang Global Battery Co. Ltd.	85,833	2,781
^	Dawonsys Co. Ltd.	224,260	2,739
*,^	Seobu T&D	157,192	2,731
*,^	Webzen Inc.	182,129	2,730
*,^	Schnell Biopharmaceuticals Inc.	830,668	2,729
*	Hanwha Corp. Preference Shares	164,500	2,717
	Hanil Cement Co. Ltd.	41,530	2,695
	KISWIRE Ltd.	78,933	2,691
^	Songwon Industrial Co. Ltd.	175,002	2,680
*,^	Gamevil Inc.	54,909	2,662
*,^	i-SENS Inc.	93,040	2,656
	KT Skylife Co. Ltd.	170,178	2,651
^	Hankook Shell Oil Co. Ltd.	6,866	2,646
	Sungwoo Hitech Co. Ltd.	390,799	2,616
*,^	SK Securities Co. Ltd.	2,884,772	2,610
	Lutronic Corp.	78,025	2,597
*,^	It's Skin Co. Ltd.	63,667	2,570
*,^	Yuanta Securities Korea Co. Ltd.	932,096	2,548
^	NS Shopping Co. Ltd.	17,672	2,545
^	Hancom Inc.	165,042	2,542
*,^	Hansol Technics Co. Ltd.	191,102	2,523
*,^	Naturalendo Tech Co. Ltd.	149,510	2,511
	Kwang Dong Pharmaceutical Co. Ltd.	342,962	2,474
^	Hyundai Livart Furniture Co. Ltd.	113,793	2,455
	Cell Biotech Co. Ltd.	61,966	2,453
	POSCO Chemtech Co. Ltd.	234,844	2,439
*	DongKook Pharmaceutical Co. Ltd.	53,050	2,430
	Silicon Works Co. Ltd.	104,007	2,430
	Daeduck Electronics Co.	365,585	2,403
*	Kumho Industrial Co. Ltd.	287,195	2,400
	Maeil Dairy Industry Co. Ltd.	80,998	2,397
*,^	CMG Pharmaceutical Co. Ltd.	883,844	2,348
	Shinyoung Securities Co. Ltd.	53,791	2,336
*,^	Taewoong Co. Ltd.	96,365	2,321

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Samsung Heavy Industries Rights Exp. 11/08/2016	1,027,041	2,316
	AtlasBX Co. Ltd.	48,822	2,311
	Modetour Network Inc.	99,680	2,307
	Samchully Co. Ltd.	26,712	2,277
	Able C&C Co. Ltd.	124,360	2,274
*,^	Korea Line Corp.	143,725	2,263
*	Hansol Holdings Co. Ltd.	402,377	2,259
*,^	Pharmicell Co. Ltd.	556,953	2,240
*,^	Hanjin Heavy Industries & Construction Co. Ltd.	652,139	2,219
*,^	Leaders Cosmetics Co. Ltd.	127,497	2,201
	CJ CheilJedang Corp. Preference Shares	14,124	2,169
	Humax Co. Ltd.	169,909	2,165
	Daekyo Co. Ltd.	296,959	2,164
	Interpark Holdings Corp.	486,925	2,121
^	Chongkundang Holdings Corp.	36,515	2,114
*	Huons Co. Ltd.	41,123	2,111
*,^	ICD Co. Ltd.	156,164	2,104
^	Kolao Holdings	273,773	2,102
^	Humedix Co. Ltd.	66,329	2,093
	Kwangju Bank	237,006	2,092
^	Dongwon F&B Co. Ltd.	11,725	2,064
*,^	Peptron Inc.	55,790	2,034
	SL Corp.	152,280	2,027
	CJ Hellovision Co. Ltd.	281,771	2,011
^	Lock&Lock Co. Ltd.	168,449	1,968
^	Byucksan Corp.	455,766	1,960
*,^	Woongjin Thinkbig Co. Ltd.	233,971	1,949
^	Cuckoo Electronics Co. Ltd.	16,736	1,928
^	Seoyon E-Hwa Co. Ltd.	145,014	1,924
^	Crown Confectionery Co. Ltd.	68,990	1,881
*,^	CUROCOM Co. Ltd.	854,191	1,878
	Daewoong Co. Ltd.	47,711	1,833
	Daeduck GDS Co. Ltd.	175,573	1,824
*,^	COSON Co. Ltd.	153,542	1,803
^	Sindoh Co. Ltd.	39,122	1,795
^	Korea Kolmar Holdings Co. Ltd.	69,979	1,789
^	Huons Global Co. Ltd.	47,475	1,783
	GOLFZON Co. Ltd.	29,615	1,744
*	Taeyoung Engineering & Construction Co. Ltd.	404,962	1,723
*	Green Cross Cell Corp.	67,461	1,715
	SeAH Steel Corp.	28,037	1,705
*,^	SFA Semicon Co. Ltd.	877,116	1,693
	S&T Dynamics Co. Ltd.	209,545	1,693
*,^	Hanwha Investment & Securities Co. Ltd.	862,669	1,684
	E1 Corp.	31,509	1,674
*	Samsung Biologics Co. Ltd.	14,000	1,664
^	Kolon Corp.	37,442	1,662
^	KH Vatec Co. Ltd.	150,882	1,658
	Hyundai Corp.	89,854	1,646
^	CJ Freshway Corp.	47,529	1,630
	Kyobo Securities Co. Ltd.	200,539	1,625
*,^	CrucialTec Co. Ltd.	232,207	1,621
	KISCO Corp.	49,324	1,620
^	Namhae Chemical Corp.	221,463	1,576
*,^	WeMade Entertainment Co. Ltd.	92,759	1,574
^	Cosmax BTI Inc	44,704	1,571
*,^	Agabang&Company	241,830	1,569
	Dae Han Flour Mills Co. Ltd.	10,130	1,561
*,^	Insun ENT Co. Ltd.	311,446	1,544
	Youlchon Chemical Co. Ltd.	128,594	1,522
*,^	Duk San Neolux Co. Ltd.	58,842	1,516
^	Coreana Cosmetics Co. Ltd.	285,673	1,499
^	Daishin Securities Co. Ltd. Preference Shares	218,992	1,491
*,^	Lumens Co. Ltd.	422,640	1,484

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	Sung Kwang Bend Co. Ltd.	177,420	1,457
^	SBS Media Holdings Co. Ltd.	575,528	1,434
*,^	Interflex Co. Ltd.	100,292	1,429
*,^	Samsung Pharmaceutical Co. Ltd.	391,923	1,410
^	KONA I Co. Ltd.	122,760	1,281
*,^	Neowiz Games Corp.	133,677	1,260
*	Eugene Investment & Securities Co. Ltd.	600,109	1,259
^	GOLFZONYUWONHOLDINGS Co. Ltd.	184,995	1,255
^	NEPES Corp.	196,160	1,208
*,^	3S Korea Co. Ltd.	488,350	1,143
*,^	Duksan Hi-Metal Co. Ltd.	171,965	1,112
	TK Corp.	149,013	1,101
*,^	KTB Investment & Securities Co. Ltd.	438,100	1,095
^	Eusu Holdings Co. Ltd.	198,139	1,082
	DY Corp.	195,100	1,067
	Seoyon Co. Ltd.	100,897	978
^	Hyundai C&F Inc.	69,364	974
	INTOPS Co. Ltd.	55,125	973
	Sam Young Electronics Co. Ltd.	98,194	956
*,^	Doosan Engine Co. Ltd.	255,435	787
	MegaStudy Co. Ltd.	25,036	707
*	Dongbu Securities Co. Ltd.	209,650	607
	Hitejinro Holdings Co. Ltd.	53,196	555
	MegaStudyEdu Co. Ltd.	12,169	503
	SK Telecom Co. Ltd. ADR	10,472	229
*	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	22,982	105
*	Interflex Co. Ltd. Rights Exp.11/24/2016	28,776	94
*	Lutronic Corp. Pref Rights Exp. 12/02/2016	12,559	32
*	Lutronic Corp. Rights Exp. 12/02/2016	2,643	17
*	Tera Resource Co. Ltd.	209,223	9
*	CNK International Co. Ltd.	259,916	—
			7,621,268
Spain (2.1%)
	Banco Santander SA	159,394,754	781,043
	Banco Bilbao Vizcaya Argentaria SA	72,465,010	521,655
	Telefonica SA	48,174,643	489,486
	Iberdrola SA	63,527,039	432,332
	Industria de Diseno Textil SA	11,922,744	416,015
	Amadeus IT Group SA	4,664,739	219,541
*	Repsol SA	12,329,839	172,156
2	Aena SA	727,698	106,634
^	Abertis Infraestructuras SA	7,052,322	104,534
*	Ferrovial SA	5,367,294	104,276
*	Red Electrica Corp. SA	4,861,953	101,287
	CaixaBank SA	29,329,207	88,498
	Endesa SA	3,563,981	75,648
	Grifols SA	3,739,662	73,793
	Enagas SA	2,552,998	73,182
*	Banco de Sabadell SA	53,836,013	71,884
	Gas Natural SDG SA	3,453,233	67,975
	Bankinter SA	7,740,360	59,163
*	ACS Actividades de Construccion y Servicios SA	1,903,122	58,214
	Gamesa Corp. Tecnologica SA	2,510,982	57,975
	Bankia SA	52,070,576	45,747
	Grifols SA Preference Shares	2,889,690	41,507
	Merlin Properties Socimi SA	3,636,659	40,803
*	Banco Popular Espanol SA	34,854,426	38,136
	Distribuidora Internacional de Alimentacion SA	6,883,807	36,767
	Mapfre SA	11,364,177	33,711
^	Bolsas y Mercados Espanoles SHMSF SA	863,235	26,089
2	Cellnex Telecom SA	1,565,101	25,666
	Viscofan SA	523,679	24,656
	Mediaset Espana Comunicacion SA	2,038,960	22,753
	Acciona SA	289,635	22,010

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Ebro Foods SA	968,693	20,888
*	Acerinox SA	1,620,562	19,942
	Inmobiliaria Colonial SA	2,651,869	18,700
	Zardoya Otis SA	2,136,260	17,992
	Prosegur Cia de Seguridad SA	2,375,984	17,229
	Melia Hotels International SA	1,305,759	16,122
	Grupo Catalana Occidente SA	506,765	15,959
*	Indra Sistemas SA	1,279,523	15,824
	Applus Services SA	1,450,774	13,920
^	Tecnicas Reunidas SA	345,235	12,917
	Hispania Activos Inmobiliarios SOCIMI SA	986,458	12,115
	Banco Santander SA ADR	2,732,875	11,558
*,2	Euskaltel SA	1,108,483	11,154
	CIE Automotive SA	539,469	11,106
	Faes Farma SA	2,837,807	10,418
*	NH Hotel Group SA	2,349,565	10,367
	Vidrala SA	177,526	10,181
	Almirall SA	668,172	9,605
	Axiare Patrimonio SOCIMI SA	674,381	9,581
	Cia de Distribucion Integral Logista Holdings SA	422,078	9,360
	Corp Financiera Alba SA	196,246	8,602
	Construcciones y Auxiliar de Ferrocarriles SA	21,061	7,934
*,^	Sacyr SA	3,249,000	7,408
*,^	Fomento de Construcciones y Contratas SA	794,425	6,876
^	Obrascon Huarte Lain SA	1,634,344	6,551
	Atresmedia Corp. de Medios de Comunicacion SA	621,309	6,384
*,^	Pharma Mar SA	1,724,416	4,656
*,^	Promotora de Informaciones SA	581,521	4,029
*,^	Liberbank SA	3,405,775	3,378
*,^	Codere SA	5,373,619	3,238
	Ence Energia y Celulosa SA	1,447,378	3,154
	Papeles y Cartones de Europa SA	546,341	2,850
*	Ferrovial SA Rights Exp. 11/14/2016	5,367,294	2,298
*	Papeles y Cartones de Europa SA Rights Exp. 11/14/2016	546,341	110
*,^	Deoleo SA	82,386	16
*,^	Let's GOWEX SA	155,449	—
*	Pescanova SA	63,151	—
			4,775,558
Sweden (2.1%)
	Nordea Bank AB	35,758,150	375,787
	Hennes & Mauritz AB Class B	10,687,724	300,567
	Swedbank AB Class A	11,879,105	277,962
	Svenska Handelsbanken AB Class A	16,478,218	224,650
^	Atlas Copco AB Class A	6,976,857	204,388
	Assa Abloy AB Class B	10,579,890	192,273
	Svenska Cellulosa AB SCA Class B	6,725,541	190,486
	Volvo AB Class B	17,359,305	186,194
	Investor AB Class B	5,090,031	180,759
	Skandinaviska Enskilda Banken AB Class A	16,162,613	163,022
	Telefonaktiebolaget LM Ericsson Class B	33,518,903	162,596
	Sandvik AB	12,132,725	137,845
	Telia Co. AB	29,230,447	116,771
^	Atlas Copco AB Class B	4,395,145	114,804
	Hexagon AB Class B	2,884,000	100,917
	Skanska AB Class B	4,050,883	87,971
	Swedish Match AB	2,125,181	73,957
	SKF AB	4,266,646	72,268
	Boliden AB	3,086,940	71,544
	Electrolux AB Class B	2,492,833	59,001
*	Kinnevik AB	2,274,207	57,495
	Securitas AB Class B	3,438,524	53,070
	Alfa Laval AB	3,511,166	50,374
	Trelleborg AB Class B	2,716,238	47,412
	Industrivarden AB Class A	2,369,612	44,987

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Castellum AB	2,980,191	40,382
*	Lundin Petroleum AB	1,988,773	35,749
^	Elekta AB Class B	3,967,790	34,402
^	ICA Gruppen AB	1,102,779	34,235
	Getinge AB	2,062,507	33,775
	Industrivarden AB	1,846,621	32,935
	Husqvarna AB	4,206,556	31,626
^	Tele2 AB	3,534,770	29,188
^	Fingerprint Cards AB Class B	2,977,527	28,836
	BillerudKorsnas AB	1,710,490	28,089
	Fabege AB	1,477,984	24,962
*	NCC AB Class B	939,677	23,879
*	Fastighets AB Balder Class B	1,042,819	23,686
	Loomis AB Class B	812,460	23,094
	Hexpol AB	2,782,045	22,864
*	Nibe Industrier AB Class B	2,946,423	21,916
	Indutrade AB	1,043,925	19,417
	Hufvudstaden AB Class A	1,250,998	19,362
	L E Lundbergforetagen AB Class B	295,614	19,134
	Holmen AB	558,294	19,102
	AAK AB	287,609	18,992
*	Swedish Orphan Biovitrum AB	1,818,324	18,616
	Axfood AB	1,174,212	18,351
2	Thule Group AB	1,130,514	17,451
*,2	Dometic Group AB	2,449,170	17,328
	Wallenstam AB	2,188,855	16,860
	Saab AB Class B	467,120	16,544
	NetEnt AB	2,068,565	16,300
*	SSAB AB Class B	6,133,286	16,279
	Modern Times Group MTG AB Class B	600,020	16,149
	JM AB	538,539	15,504
	Sweco AB Class B	769,133	15,430
	Peab AB	1,781,543	15,109
	Wihlborgs Fastigheter AB	755,531	14,644
	Com Hem Holding AB	1,509,525	13,584
	Lifco AB Class B	524,414	13,269
*	Betsson AB	1,373,509	13,258
	Intrum Justitia AB	417,459	12,871
	Investment AB Latour Class B	344,369	12,710
*,2	Attendo AB	1,403,336	11,957
	Avanza Bank Holding AB	307,830	11,637
*	Bonava AB	934,132	11,542
	Bilia AB	477,494	11,385
	AF AB	619,048	11,329
	Kungsleden AB	1,749,424	11,031
	Hemfosa Fastigheter AB	1,080,217	10,157
*	Oriflame Holding AG	263,224	9,671
2	Bravida Holding AB	1,531,867	9,415
	Pandox AB	577,124	9,158
	Ratos AB	2,178,203	8,952
	Atrium Ljungberg AB	543,161	8,438
*	Cloetta AB Class B	2,309,814	8,184
*,^	SSAB AB Class A	2,550,512	8,089
	Vitrolife AB	141,515	7,321
	Nobia AB	806,896	7,033
	Melker Schorling AB	117,911	6,815
	Haldex AB	507,645	6,539
	Klovern AB	6,123,130	6,459
	Bure Equity AB	579,991	6,355
	Lindab International AB	661,174	5,662
	Concentric AB	460,047	5,471
	Klovern AB Preference Shares	158,798	5,425
*	Investment AB Oresund	329,768	5,273
	Svenska Handelsbanken AB Class B	388,869	5,223

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	SAS AB Preference Shares	75,804	4,642
	Rezidor Hotel Group AB	1,103,215	4,501
	SkiStar AB	250,330	3,849
	Clas Ohlson AB	266,193	3,758
*	Collector AB	294,904	3,644
	SKF AB Class A	204,556	3,472
^	Nordnet AB	804,831	3,306
*,^	SAS AB	1,770,933	2,999
^	Mekonomen AB	166,467	2,959
	Fastighets AB Balder Preference Shares	68,562	2,596
	Sagax AB Preference Shares	595,107	2,156
	Hemfosa Fastigheter AB Preference Shares	107,686	1,913
	Ratos AB Preference Shares	7,795	1,617
*	Tele2 AB Rights Exp. 11/16/2016	3,534,770	1,059
*	NCC AB Class A	40,678	1,029
*	Bonava AB	40,678	493
			4,645,496
Switzerland (5.7%)
	Nestle SA	34,711,982	2,517,102
	Novartis AG	26,596,120	1,887,462
	Roche Holding AG	8,064,522	1,852,273
	UBS Group AG	39,209,859	554,336
	ABB Ltd.	21,543,177	444,445
	Zurich Insurance Group AG	1,677,233	439,027
	Syngenta AG	1,032,412	413,136
	Cie Financiere Richemont SA	5,747,319	369,495
	Swiss Re AG	3,681,497	341,686
	Credit Suisse Group AG	23,427,657	326,881
	LafargeHolcim Ltd.	4,047,584	215,901
	Givaudan SA	104,029	201,199
	Geberit AG	415,601	175,704
	Actelion Ltd.	1,023,528	147,896
	Swisscom AG	256,663	117,327
	SGS SA	57,473	116,331
	Sika AG	23,684	113,836
	Lonza Group AG	584,893	110,370
	Adecco Group AG	1,780,416	105,721
	Partners Group Holding AG	206,195	104,384
^	Swatch Group AG (Bearer)	341,135	102,599
	Julius Baer Group Ltd.	2,450,941	99,218
	Swiss Life Holding AG	360,937	95,516
	Schindler Holding AG	454,453	84,427
	Sonova Holding AG	575,549	77,189
	Kuehne & Nagel International AG	566,948	76,845
	LafargeHolcim Ltd.	1,401,547	74,856
	Chocoladefabriken Lindt & Sprungli AG Registered Shares	1,148	71,209
*	Dufry AG	538,069	65,460
	Baloise Holding AG	526,212	64,740
	Swiss Prime Site AG	731,613	60,679
	Chocoladefabriken Lindt & Sprungli AG Participation Certificates	11,306	58,710
	Clariant AG	3,080,497	51,011
	Galenica AG	46,242	46,363
	Straumann Holding AG	120,233	45,110
	Schindler Holding AG (Registered)	233,704	43,260
	Temenos Group AG	658,786	42,545
	EMS-Chemie Holding AG	81,695	41,006
	Georg Fischer AG	46,082	40,856
	PSP Swiss Property AG	450,128	40,277
	Logitech International SA	1,615,825	39,081
	Aryzta AG (Switzerland Shares)	861,468	37,854
	Helvetia Holding AG	68,065	35,412
	Roche Holding AG (Bearer)	148,012	34,400
*	Flughafen Zuerich AG	174,102	32,004
	Swatch Group AG (Registered)	541,633	31,224

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
^	BB Biotech AG	615,365	29,116
	Barry Callebaut AG	21,780	27,123
2	Sunrise Communications Group AG	377,102	25,766
	Cembra Money Bank AG	316,314	24,177
	dorma&kaba Holding AG	34,755	24,151
*	CS Real Estate Fund LivingPlus	157,575	21,879
	Pargesa Holding SA	318,284	21,366
	Tecan Group AG	128,450	21,166
	DKSH Holding AG	303,526	21,036
	Banque Cantonale Vaudoise	32,220	20,242
	Panalpina Welttransport Holding AG	155,705	20,199
	OC Oerlikon Corp. AG	1,934,720	18,188
	ams AG	637,545	17,852
	GAM Holding AG	1,733,939	16,796
	Valiant Holding AG	175,970	16,683
	Forbo Holding AG	13,027	16,606
	Mobimo Holding AG	68,470	16,475
	Belimo Holding AG	5,239	15,995
	Bucher Industries AG	71,619	15,911
	Allreal Holding AG	106,392	15,658
	Sulzer AG	145,198	14,299
	Emmi AG	24,017	14,188
	Autoneum Holding AG	52,649	13,932
	SFS Group AG	183,493	13,824
	u-blox Holding AG	66,856	12,637
*	Gategroup Holding AG	229,273	12,062
	Schweiter Technologies AG	10,560	11,378
	Implenia AG	162,662	10,894
	Burckhardt Compression Holding AG	36,263	10,513
	Huber & Suhner AG	166,822	9,714
	Rieter Holding AG	50,858	9,658
	St. Galler Kantonalbank AG	24,803	9,310
	VZ Holding AG	30,328	8,971
	Valora Holding AG	30,741	8,932
	Vontobel Holding AG	166,327	8,144
^	COSMO Pharmaceuticals NV	55,424	8,051
	Daetwyler Holding AG	57,880	7,929
*	AFG Arbonia-Forster Holding AG	495,709	7,437
	Conzzeta AG	10,066	6,953
	Kudelski SA	398,956	6,878
	Ypsomed Holding AG	35,727	6,822
	Ascom Holding AG	393,753	6,743
	Intershop Holding AG	12,960	6,618
^	Leonteq AG	104,335	6,016
	LEM Holding SA	5,313	5,929
*	Bell AG	13,660	5,845
^	BKW AG	118,936	5,533
	Siegfried Holding AG	26,304	5,409
	APG SGA SA	11,609	4,851
*	Zehnder Group AG	109,816	4,563
	EFG International AG	823,494	4,439
	Vetropack Holding AG	2,647	4,342
*	Schmolz & Bickenbach AG	5,714,176	3,748
*,^	Basilea Pharmaceutica AG	55,305	3,727
	Aryzta AG (Ireland Shares)	76,275	3,422
*,^	Meyer Burger Technology AG	981,365	3,207
	Swissquote Group Holding SA	106,112	3,016
	Bachem Holding AG	32,512	2,896
*,^	Alpiq Holding AG	29,727	2,761
	Plazza AG	10,477	2,491
*	Orascom Development Holding AG	151,636	909
			12,751,739
Taiwan (3.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	253,146,663	1,519,223

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Hon Hai Precision Industry Co. Ltd.	168,379,764	454,821
Formosa Plastics Corp.	55,163,091	149,070
Formosa Chemicals & Fibre Corp.	49,500,645	146,968
Nan Ya Plastics Corp.	64,359,907	133,658
Largan Precision Co. Ltd.	1,131,376	133,474
Delta Electronics Inc.	24,586,799	129,439
MediaTek Inc.	16,453,807	124,718
Cathay Financial Holding Co. Ltd.	89,315,012	115,590
Fubon Financial Holding Co. Ltd.	81,658,018	115,539
Chunghwa Telecom Co. Ltd.	33,564,456	114,930
CTBC Financial Holding Co. Ltd.	204,089,515	109,758
Uni-President Enterprises Corp.	54,428,204	105,158
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,277,904	101,943
China Steel Corp.	140,194,848	101,258
Mega Financial Holding Co. Ltd.	121,278,695	82,916
Asustek Computer Inc.	7,961,168	69,694
Taiwan Mobile Co. Ltd.	18,942,400	66,277
Catcher Technology Co. Ltd.	8,358,800	65,432
Advanced Semiconductor Engineering Inc.	53,393,201	62,736
Quanta Computer Inc.	29,707,950	60,098
Pegatron Corp.	21,447,639	57,754
First Financial Holding Co. Ltd.	106,407,772	55,739
Hotai Motor Co. Ltd.	4,627,000	53,748
Formosa Petrochemical Corp.	16,048,950	53,585
E.Sun Financial Holding Co. Ltd.	93,854,758	53,301
Yuanta Financial Holding Co. Ltd.	129,761,764	48,435
President Chain Store Corp.	6,329,351	47,291
Hua Nan Financial Holdings Co. Ltd.	89,298,188	45,346
Taiwan Cement Corp.	36,243,700	43,412
Cheng Shin Rubber Industry Co. Ltd.	20,935,828	42,595
Far EasTone Telecommunications Co. Ltd.	17,990,000	42,512
Taiwan Cooperative Financial Holding Co. Ltd.	96,684,911	42,375
Pou Chen Corp.	29,803,517	40,213
United Microelectronics Corp.	106,638,175	39,691
China Development Financial Holding Corp.	157,537,856	39,421
Taishin Financial Holding Co. Ltd.	101,390,421	37,066
China Life Insurance Co. Ltd.	39,391,260	36,309
Foxconn Technology Co. Ltd.	12,316,959	35,705
Far Eastern New Century Corp.	44,986,806	34,808
Lite-On Technology Corp.	24,121,444	34,581
Innolux Corp.	97,512,024	32,825
Chang Hwa Commercial Bank Ltd.	63,633,633	32,514
Chunghwa Telecom Co. Ltd. ADR	948,881	32,404
SinoPac Financial Holdings Co. Ltd.	111,282,260	32,074
Advantech Co. Ltd.	3,799,851	30,882
Hermes Microvision Inc.	633,509	27,927
Compal Electronics Inc.	46,590,689	27,704
Inventec Corp.	34,302,315	26,781
Eclat Textile Co. Ltd.	2,277,668	25,808
AU Optronics Corp.	65,676,640	24,945
* Inotera Memories Inc.	26,624,002	24,898
* HTC Corp.	8,281,792	24,190
Novatek Microelectronics Corp.	6,460,275	24,188
Siliconware Precision Industries Co. Ltd.	15,522,123	23,478
Powertech Technology Inc.	8,026,955	22,903
Giant Manufacturing Co. Ltd.	3,207,319	22,686
Asia Cement Corp.	25,885,567	22,568
Wistron Corp.	29,652,491	22,343
Micro-Star International Co. Ltd.	7,713,000	22,189
Vanguard International Semiconductor Corp.	10,142,000	20,648
Chailease Holding Co. Ltd.	11,959,410	20,645
Advanced Semiconductor Engineering Inc. ADR	3,372,315	19,728
WPG Holdings Ltd.	16,690,553	19,537
* Shin Kong Financial Holding Co. Ltd.	85,872,258	18,611

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Teco Electric and Machinery Co. Ltd.	20,580,000	18,245
Realtek Semiconductor Corp.	5,221,215	17,685
Nien Made Enterprise Co. Ltd.	1,482,000	17,166
Chicony Electronics Co. Ltd.	6,384,316	16,312
Synnex Technology International Corp.	15,242,286	16,240
Feng TAY Enterprise Co. Ltd.	3,813,615	15,907
Highwealth Construction Corp.	10,135,860	15,011
Acer Inc.	32,517,682	14,900
Siliconware Precision Industries Co. Ltd. ADR	1,850,593	13,861
* Ruentex Development Co. Ltd.	11,742,758	13,552
* TaiMed Biologics Inc.	2,127,000	13,355
Tripod Technology Corp.	5,515,023	13,056
Phison Electronics Corp.	1,840,510	13,028
Merida Industry Co. Ltd.	2,826,440	13,025
AU Optronics Corp. ADR	3,427,771	12,957
Walsin Lihwa Corp.	36,908,000	12,912
Ruentex Industries Ltd.	7,984,340	12,853
Airtac International Group	1,590,580	12,648
Standard Foods Corp.	5,017,909	12,401
Tong Yang Industry Co. Ltd.	5,315,126	12,368
Win Semiconductors Corp.	4,397,244	12,212
Poya International Co. Ltd.	816,247	11,866
CTCI Corp.	7,814,000	11,467
Zhen Ding Technology Holding Ltd.	5,021,355	11,423
Hiwin Technologies Corp.	2,570,893	11,334
Kenda Rubber Industrial Co. Ltd.	7,385,991	11,282
Taiwan Business Bank	44,290,438	11,187
Eva Airways Corp.	22,709,586	10,933
Taiwan Fertilizer Co. Ltd.	8,135,000	10,882
St. Shine Optical Co. Ltd.	516,000	10,844
Yageo Corp.	5,337,063	10,741
King Yuan Electronics Co. Ltd.	12,179,000	10,713
^ United Microelectronics Corp. ADR	5,616,664	10,672
Nanya Technology Corp.	8,198,773	10,628
Eternal Materials Co. Ltd.	9,961,721	10,499
Formosa Taffeta Co. Ltd.	11,468,000	10,448
Chroma ATE Inc.	4,041,800	10,245
PChome Online Inc.	936,024	10,163
Tung Thih Electronic Co. Ltd.	680,000	9,921
Simplo Technology Co. Ltd.	3,201,443	9,874
Grape King Bio Ltd.	1,151,000	9,664
Winbond Electronics Corp.	30,612,000	9,612
Chipbond Technology Corp.	6,831,000	9,430
Taiwan Paiho Ltd.	2,767,300	9,407
LCY Chemical Corp.	7,668,288	9,356
Taiwan Secom Co. Ltd.	3,225,920	9,248
Transcend Information Inc.	3,276,363	9,049
Elite Material Co. Ltd.	3,241,965	9,026
Accton Technology Corp.	5,645,800	9,016
King Slide Works Co. Ltd.	730,000	8,941
Hota Industrial Manufacturing Co. Ltd.	2,127,000	8,889
King's Town Bank Co. Ltd.	10,794,000	8,829
TTY Biopharm Co. Ltd.	2,338,780	8,794
E Ink Holdings Inc.	10,359,000	8,780
China Airlines Ltd.	28,691,646	8,680
Yulon Motor Co. Ltd.	9,882,015	8,647
Silergy Corp.	590,000	8,596
Parade Technologies Ltd.	743,805	8,369
FLEXium Interconnect Inc.	2,930,563	8,333
TSRC Corp.	7,970,626	8,226
Radiant Opto-Electronics Corp.	4,860,948	8,195
eMemory Technology Inc.	768,000	8,136
Wistron NeWeb Corp.	2,918,588	8,122
Makalot Industrial Co. Ltd.	2,009,223	7,908

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Voltronic Power Technology Corp.	523,781	7,854
Ennoconn Corp.	491,223	7,784
* Asia Pacific Telecom Co. Ltd.	24,172,848	7,760
* Taiwan Glass Industry Corp.	18,177,547	7,594
* Epistar Corp.	11,172,760	7,586
Merry Electronics Co. Ltd.	1,961,976	7,564
Chin-Poon Industrial Co. Ltd.	3,927,000	7,520
* China Petrochemical Development Corp.	26,238,647	7,492
* Evergreen Marine Corp. Taiwan Ltd.	19,988,438	7,465
Taichung Commercial Bank Co. Ltd.	26,207,473	7,461
Waterland Financial Holdings Co. Ltd.	28,649,748	7,254
Land Mark Optoelectronics Corp.	805,800	7,222
Gigabyte Technology Co. Ltd.	5,408,000	7,107
Nan Kang Rubber Tire Co. Ltd.	7,663,209	7,064
Walsin Technology Corp.	5,747,389	6,970
WT Microelectronics Co. Ltd.	4,903,673	6,945
* HannStar Display Corp.	27,278,060	6,827
Kinsus Interconnect Technology Corp.	2,956,000	6,821
Feng Hsin Steel Co. Ltd.	5,120,000	6,785
Everlight Electronics Co. Ltd.	4,452,497	6,716
Clevo Co.	7,320,796	6,699
AmTRAN Technology Co. Ltd.	8,328,716	6,596
Compeq Manufacturing Co. Ltd.	12,298,000	6,477
Unimicron Technology Corp.	15,655,750	6,466
Qisda Corp.	15,182,880	6,387
Far Eastern Department Stores Ltd.	12,015,977	6,368
Mitac Holdings Corp.	6,644,386	6,289
China Motor Corp.	7,991,000	6,258
Sino-American Silicon Products Inc.	5,808,428	6,244
* Tatung Co. Ltd.	23,492,738	6,176
* Chunghwa Precision Test Tech Co. Ltd.	183,000	6,082
Far Eastern International Bank	21,222,127	6,035
Cub Elecparts Inc.	653,828	5,998
Gourmet Master Co. Ltd.	648,900	5,823
Kinpo Electronics	15,490,000	5,807
Great Wall Enterprise Co. Ltd.	6,376,920	5,802
China Steel Chemical Corp.	1,688,000	5,793
Capital Securities Corp.	23,088,175	5,772
Tung Ho Steel Enterprise Corp.	9,019,842	5,751
Sercomm Corp.	2,439,000	5,729
Yungtay Engineering Co. Ltd.	3,994,000	5,630
Grand Pacific Petrochemical	10,008,000	5,579
Primax Electronics Ltd.	3,480,000	5,504
Tong Hsing Electronic Industries Ltd.	1,593,259	5,494
Oriental Union Chemical Corp.	8,673,700	5,416
Jih Sun Financial Holdings Co. Ltd.	25,865,365	5,389
Taiwan Hon Chuan Enterprise Co. Ltd.	3,225,496	5,286
* Neo Solar Power Corp.	10,347,268	5,284
Cheng Uei Precision Industry Co. Ltd.	4,283,485	5,241
Elan Microelectronics Corp.	4,562,000	5,160
* Pharmally International Holding Co. Ltd.	341,000	5,139
PharmaEngine Inc.	752,349	5,127
* Yieh Phui Enterprise Co. Ltd.	13,142,613	5,077
Sinbon Electronics Co. Ltd.	2,254,645	5,068
Getac Technology Corp.	3,868,000	5,024
* TPK Holding Co. Ltd.	3,148,695	5,019
USI Corp.	10,262,105	4,999
* Egis Technology Inc.	684,000	4,953
Tainan Spinning Co. Ltd.	12,804,404	4,912
Lien Hwa Industrial Corp.	7,186,293	4,870
General Interface Solution Holding Ltd.	1,824,000	4,860
Ginko International Co. Ltd.	510,800	4,763
Depo Auto Parts Ind Co. Ltd.	1,522,000	4,754
Cleanaway Co. Ltd.	892,000	4,743

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Sanyang Motor Co. Ltd.	7,255,540	4,644
Coretronic Corp.	4,484,000	4,640
Flytech Technology Co. Ltd.	1,389,919	4,577
Shin Zu Shing Co. Ltd.	1,511,000	4,550
Huaku Development Co. Ltd.	2,573,087	4,529
Firich Enterprises Co. Ltd.	2,147,152	4,440
China Bills Finance Corp.	11,042,000	4,425
Farglory Land Development Co. Ltd.	3,834,815	4,408
* Mercuries Life Insurance Co. Ltd.	9,070,405	4,363
China Synthetic Rubber Corp.	5,556,850	4,361
TA Chen Stainless Pipe	8,271,329	4,348
Advanced Ceramic X Corp.	543,000	4,342
TXC Corp.	3,105,979	4,333
Shinkong Synthetic Fibers Corp.	16,240,451	4,327
Greatek Electronics Inc.	3,408,000	4,303
Taiwan Shin Kong Security Co. Ltd.	3,361,950	4,243
Wan Hai Lines Ltd.	8,613,325	4,238
Long Chen Paper Co. Ltd.	8,920,470	4,234
YFY Inc.	14,294,515	4,210
* Motech Industries Inc.	4,330,100	4,177
Hu Lane Associate Inc.	925,000	4,076
Namchow Chemical Industrial Co. Ltd.	1,900,000	4,045
* Center Laboratories Inc.	1,966,264	4,039
A-DATA Technology Co. Ltd.	2,583,087	4,013
Elite Advanced Laser Corp.	1,097,280	3,990
Formosa International Hotels Corp.	711,422	3,989
Li Cheng Enterprise Co. Ltd.	1,027,960	3,985
Sitronix Technology Corp.	1,076,000	3,982
Pan-International Industrial Corp.	4,307,991	3,952
ScinoPharm Taiwan Ltd.	3,109,212	3,951
Topco Scientific Co. Ltd.	1,538,724	3,946
Ardentec Corp.	5,294,909	3,943
Chaun-Choung Technology Corp.	894,000	3,941
Prince Housing & Development Corp.	12,422,559	3,933
Yeong Guan Energy Technology Group Co. Ltd.	985,000	3,870
Lung Yen Life Service Corp.	2,243,000	3,818
Bizlink Holding Inc.	752,229	3,808
Taiwan FamilyMart Co. Ltd.	535,000	3,780
Posiflex Technology Inc.	639,442	3,764
Wisdom Marine Lines Co. Ltd.	4,144,329	3,753
Cheng Loong Corp.	10,258,600	3,718
Xxentria Technology Materials Corp.	1,413,224	3,700
* Iron Force Industrial Co. Ltd.	600,000	3,654
* Yang Ming Marine Transport Corp.	16,440,553	3,648
Casetek Holdings Ltd.	1,136,000	3,647
ITEQ Corp.	3,356,140	3,632
Ton Yi Industrial Corp.	8,392,850	3,601
Cathay Real Estate Development Co. Ltd.	6,953,800	3,565
San Shing Fastech Corp.	2,028,014	3,538
Aten International Co. Ltd.	1,402,000	3,517
* Ritek Corp.	20,197,976	3,484
Goldsun Building Materials Co. Ltd.	14,987,830	3,456
Chong Hong Construction Co. Ltd.	2,084,416	3,422
FocalTech Systems Co. Ltd.	3,139,098	3,396
IEI Integration Corp.	2,268,694	3,376
President Securities Corp.	9,671,613	3,364
Gigasolar Materials Corp.	265,600	3,347
Adlink Technology Inc.	1,728,614	3,343
YungShin Global Holding Corp.	2,246,850	3,339
* Taigen Biopharmaceuticals Holdings Ltd.	3,480,289	3,311
UPC Technology Corp.	9,313,767	3,270
Taiwan TEA Corp.	7,421,000	3,233
Universal Cement Corp.	4,160,515	3,232
Globalwafers Co. Ltd.	1,309,000	3,226

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Sampo Corp.	5,175,000	3,219
U-Ming Marine Transport Corp.	4,633,000	3,208
China General Plastics Corp.	3,976,898	3,179
Rechi Precision Co. Ltd.	2,783,596	3,173
China Man-Made Fiber Corp.	13,086,150	3,165
Taiwan Acceptance Corp.	1,374,000	3,158
Sporton International Inc.	658,989	3,148
AcBel Polytech Inc.	4,237,000	3,134
Green Seal Holding Ltd.	576,900	3,060
International Games System Co. Ltd.	543,000	3,049
United Integrated Services Co. Ltd.	2,033,000	3,045
* Gintech Energy Corp.	4,258,904	3,041
Elite Semiconductor Memory Technology Inc.	2,845,000	3,031
China Metal Products	3,034,243	2,989
* Microbio Co. Ltd.	4,028,907	2,982
Visual Photonics Epitaxy Co. Ltd.	2,210,812	2,959
Sigurd Microelectronics Corp.	3,952,000	2,951
Taiwan Cogeneration Corp.	4,020,550	2,929
Pihsiang Machinery Manufacturing Co. Ltd.	1,232,000	2,889
Taiwan Surface Mounting Technology Corp.	3,450,118	2,873
Everlight Chemical Industrial Corp.	4,508,113	2,852
Taiwan Styrene Monomer	5,395,342	2,848
Hung Sheng Construction Ltd.	5,247,000	2,831
Toung Loong Textile Manufacturing	1,030,000	2,821
* Medigen Biotechnology Corp.	1,271,032	2,819
Mercuries & Associates Holding Ltd.	4,503,673	2,767
* Wei Chuan Foods Corp.	4,879,000	2,766
Wowprime Corp.	756,015	2,766
* Orient Semiconductor Electronics Ltd.	7,618,000	2,749
Test Rite International Co. Ltd.	4,434,314	2,732
Wah Lee Industrial Corp.	1,915,000	2,731
Basso Industry Corp.	1,006,200	2,706
Zeng Hsing Industrial Co. Ltd.	556,000	2,683
* Gigastorage Corp.	3,705,096	2,659
Masterlink Securities Corp.	10,453,027	2,654
Holtek Semiconductor Inc.	1,676,000	2,646
YC INOX Co. Ltd.	3,609,100	2,620
Systex Corp.	1,558,000	2,619
Taiwan Semiconductor Co. Ltd.	2,331,000	2,613
Syncmold Enterprise Corp.	1,559,000	2,605
Pixart Imaging Inc.	1,190,711	2,577
Advanced Wireless Semiconductor Co.	1,654,000	2,577
Taiwan PCB Techvest Co. Ltd.	2,629,153	2,566
* Sunny Friend Environmental Technology Co. Ltd.	714,000	2,553
Test Research Inc.	2,007,503	2,542
Chlitina Holding Ltd.	573,300	2,510
Taiwan Land Development Corp.	8,006,744	2,500
Long Bon International Co. Ltd.	4,771,000	2,464
Lealea Enterprise Co. Ltd.	9,590,197	2,453
Faraday Technology Corp.	2,460,666	2,448
BES Engineering Corp.	14,101,000	2,401
Senao International Co. Ltd.	1,495,000	2,366
Kuoyang Construction Co. Ltd.	5,936,696	2,333
* CMC Magnetics Corp.	19,641,364	2,311
* Ho Tung Chemical Corp.	9,379,337	2,301
Nan Liu Enterprise Co. Ltd.	541,000	2,293
Gloria Material Technology Corp.	4,272,136	2,286
* Radium Life Tech Co. Ltd.	8,028,865	2,276
* TWi Pharmaceuticals Inc.	697,000	2,259
Darwin Precisions Corp.	5,838,000	2,258
CyberTAN Technology Inc.	3,765,000	2,251
Soft-World International Corp.	1,121,620	2,247
Sinyi Realty Inc.	2,453,238	2,245
Asia Vital Components Co. Ltd.	2,991,148	2,239

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
MIN AIK Technology Co. Ltd.	1,897,000	2,227
OptoTech Corp.	5,260,000	2,216
Career Technology MFG. Co. Ltd.	3,421,000	2,182
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	873,000	2,149
Asia Polymer Corp.	3,710,265	2,146
Global Unichip Corp.	833,000	2,122
* Asia Optical Co. Inc.	2,276,000	2,100
Chung-Hsin Electric & Machinery Manufacturing Corp.	3,742,250	2,099
Huang Hsiang Construction Corp.	1,714,000	2,095
Zinwell Corp.	1,839,000	2,094
Brogent Technologies Inc.	302,642	2,084
TYC Brother Industrial Co. Ltd.	2,020,000	2,082
D-Link Corp.	6,473,204	2,077
* Shining Building Business Co. Ltd.	6,558,518	2,073
Lextar Electronics Corp.	4,974,000	2,060
Kinik Co.	1,243,000	2,053
Evergreen International Storage & Transport Corp.	5,026,000	2,037
Holy Stone Enterprise Co. Ltd.	2,001,500	2,018
Formosan Rubber Group Inc.	4,297,504	1,999
Federal Corp.	4,656,272	1,992
Topkey Corp.	635,000	1,972
Rich Development Co. Ltd.	7,044,000	1,940
Pan Jit International Inc.	4,084,000	1,922
* Swancor Holding Co. Ltd.	808,000	1,910
Hung Poo Real Estate Development Corp.	2,265,946	1,863
Sunplus Technology Co. Ltd.	5,294,000	1,817
Dynapack International Technology Corp.	1,387,000	1,814
* Li Peng Enterprise Co. Ltd.	8,013,615	1,801
Altek Corp.	2,489,353	1,779
* Taiwan Liposome Co. Ltd.	434,000	1,778
Gemtek Technology Corp.	3,079,564	1,772
Kindom Construction Corp.	3,577,000	1,762
Lotes Co. Ltd.	692,000	1,760
Nien Hsing Textile Co. Ltd.	2,338,468	1,750
Vivotek Inc.	703,806	1,737
Nan Ya Printed Circuit Board Corp.	2,223,059	1,679
Alpha Networks Inc.	2,916,000	1,678
Tong-Tai Machine & Tool Co. Ltd.	2,326,218	1,658
* Solartech Energy Corp.	3,284,364	1,646
CSBC Corp. Taiwan	3,965,100	1,644
Yulon Nissan Motor Co. Ltd.	260,179	1,639
Sonix Technology Co. Ltd.	1,594,000	1,631
Sincere Navigation Corp.	2,899,000	1,619
* Gold Circuit Electronics Ltd.	4,786,000	1,612
* Lotus Pharmaceutical Co. Ltd.	889,000	1,612
* Green Energy Technology Inc.	2,937,405	1,611
Unitech Printed Circuit Board Corp.	5,114,248	1,606
Johnson Health Tech Co. Ltd.	1,105,110	1,606
Chun Yuan Steel	4,652,653	1,591
KEE TAI Properties Co. Ltd.	4,962,740	1,587
* Etron Technology Inc.	4,120,000	1,582
L&K Engineering Co. Ltd.	2,002,000	1,566
Quanta Storage Inc.	1,622,000	1,547
Lite-On Semiconductor Corp.	2,192,439	1,539
* Unizyx Holding Corp.	3,418,000	1,524
Hsin Kuang Steel Co. Ltd.	2,578,000	1,524
* Ichia Technologies Inc.	3,378,000	1,495
Global Mixed Mode Technology Inc.	673,000	1,488
Weltrend Semiconductor	2,064,500	1,469
China Chemical & Pharmaceutical Co. Ltd.	2,591,000	1,460
Lingsen Precision Industries Ltd.	4,121,000	1,454
WUS Printed Circuit Co. Ltd.	2,604,000	1,451
* ALI Corp.	2,722,000	1,429
Infortrend Technology Inc.	2,827,000	1,396

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
* HannsTouch Solution Inc.	5,691,559	1,396
Taiflex Scientific Co. Ltd.	1,463,549	1,390
Chung Hwa Pulp Corp.	4,807,712	1,364
Taiyen Biotech Co. Ltd.	1,419,979	1,356
Taiwan Fire & Marine Insurance Co. Ltd.	2,310,000	1,354
CHC Healthcare Group	966,489	1,339
Darfon Electronics Corp.	2,280,000	1,335
* Unity Opto Technology Co. Ltd.	2,744,409	1,303
Tyntek Corp.	3,415,438	1,296
* E-Ton Solar Tech Co. Ltd.	4,146,096	1,283
Kuo Toong International Co. Ltd.	2,308,643	1,259
* Wafer Works Corp.	4,544,542	1,255
ITE Technology Inc.	1,343,625	1,245
Microlife Corp.	538,400	1,238
Jentech Precision Industrial Co. Ltd.	760,354	1,189
Bank of Kaohsiung Co. Ltd.	4,231,508	1,185
Concord Securities Co. Ltd.	6,034,219	1,185
Elitegroup Computer Systems Co. Ltd.	2,766,441	1,182
* Genius Electronic Optical Co. Ltd.	732,363	1,168
Chimei Materials Technology Corp.	2,944,000	1,157
* King's Town Construction Co. Ltd.	1,882,771	1,133
Jess-Link Products Co. Ltd.	1,330,458	1,101
Sheng Yu Steel Co. Ltd.	1,178,000	1,081
* AGV Products Corp.	4,394,203	1,047
Ability Enterprise Co. Ltd.	2,117,249	1,039
Globe Union Industrial Corp.	2,106,625	1,037
Cyberlink Corp.	495,578	986
* Global Brands Manufacture Ltd.	2,831,462	977
* G Tech Optoelectronics Corp.	1,480,777	970
* Silicon Integrated Systems Corp.	4,892,000	964
* Solar Applied Materials Technology Co.	3,442,740	955
GeoVision Inc.	630,146	948
Sunrex Technology Corp.	1,541,179	926
* China Electric Manufacturing Corp.	3,905,000	919
* LES Enphants Co. Ltd.	2,209,461	875
Tsann Kuen Enterprise Co. Ltd.	930,000	864
ACES Electronic Co. Ltd.	1,099,000	839
FSP Technology Inc.	1,070,071	817
* Dynamic Electronics Co. Ltd.	2,634,000	778
* Ta Ya Electric Wire & Cable	4,654,950	773
* Champion Building Materials Co. Ltd.	3,502,000	771
* Phihong Technology Co. Ltd.	2,131,000	667
ENG Electric Co. Ltd.	1,255,782	664
Advanced International Multitech Co. Ltd.	916,000	583
Chinese Maritime Transport Ltd.	686,070	525
* Shih Wei Navigation Co. Ltd.	1,716,772	488
Young Optics Inc.	527,000	445
Ambassador Hotel	418,531	328
XPEC Entertainment Inc.	872,075	323
* Tatung Co. Ltd. GDR	38,879	205
Continental Holdings Corp.	59,400	19
Chia Hsin Cement Corp.	22,000	6
* ProMOS Technologies Inc.	5,975,000	—
		7,143,137
Thailand (0.8%)
* PTT PCL	13,572,590	133,640
Siam Cement PCL NVDR	6,074,620	86,744
* CP ALL PCL (Local)	37,060,787	64,244
* Siam Commercial Bank PCL (Local)	13,784,797	56,440
* Bangkok Dusit Medical Services PCL (Local)	81,350,299	52,987
Siam Cement PCL (Foreign)	3,361,435	48,385
Kasikornbank PCL (Foreign)	9,758,033	47,898
Kasikornbank PCL	9,403,363	46,157
* Central Pattana PCL	27,908,892	44,349

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
* Minor International PCL	37,386,803	41,074
CP ALL PCL (Foreign)	21,481,570	37,238
* Charoen Pokphand Foods PCL	39,338,522	35,378
Siam Commercial Bank PCL	8,462,900	34,650
* Advanced Info Service PCL (Local)	7,370,578	32,305
Intouch Holdings PCL	21,221,500	32,146
* PTT Global Chemical PCL (Local)	18,311,385	31,277
* Airports of Thailand PCL	2,626,101	28,570
* Krung Thai Bank PCL	55,674,413	27,343
Advanced Info Service PCL (Foreign)	5,990,200	26,255
Bangkok Bank PCL (Foreign)	5,320,102	24,231
Airports of Thailand PCL (Foreign)	2,205,300	23,992
PTT PCL (Foreign)	2,366,115	23,297
* PTT Exploration and Production PCL (Local)	9,105,778	21,544
* Bumrungrad Hospital PCL	3,725,962	19,465
Siam Commercial Bank PCL (Foreign)	4,402,600	18,026
BTS Group Holdings PCL ADR	69,525,300	16,985
* Electricity Generating PCL	3,049,591	16,973
* Kasikornbank PCL	3,382,600	16,604
* Banpu PCL (Local)	30,360,949	15,884
* Bangkok Expressway & Metro PCL	74,173,954	15,772
PTT Exploration & Production PCL (Foreign)	6,477,769	15,326
* Thai Oil PCL	7,350,617	14,685
* KCE Electronics PCL	4,555,000	14,580
* True Corp. PCL	74,256,592	14,314
* OBI Pharma Inc.	1,338,000	13,982
* Digital Telecommunications Infrastructure Fund	31,710,500	13,589
* Thai Union Group PCL	21,588,695	13,378
* Home Product Center PCL (Local)	43,994,403	12,668
* Delta Electronics Thailand PCL	5,641,190	12,635
Ratchaburi Electricity Generating Holding PCL	8,650,700	12,360
* IRPC PCL	87,218,472	11,905
* BTS Rail Mass Transit Growth Infrastructure Fund	31,717,524	11,054
* Thanachart Capital PCL	9,525,500	10,733
* Jasmine Broadband Internet Infrastructure Fund	30,819,800	10,653
Berli Jucker PCL	6,901,085	10,402
Bangkok Dusit Medical Services PCL (Foreign)	15,919,000	10,369
* Land & Houses PCL	38,588,344	10,115
* Group Lease PCL	7,642,000	10,031
* Bangchak Petroleum PCL	11,521,500	9,951
* Indorama Ventures PCL (Local)	11,746,117	9,799
* CH Karnchang PCL	11,602,900	9,771
* Sino-Thai Engineering & Construction PCL	12,619,042	9,185
* Central Plaza Hotel PCL	8,054,100	8,725
* Robinson Department Store PCL	5,097,700	8,425
Land & Houses PCL	31,939,300	8,372
Thai Oil PCL (Foreign)	4,176,800	8,344
* TMB Bank PCL	135,897,300	8,144
Banpu PCL	15,428,128	8,072
True Corp. PCL	41,269,856	7,951
* Supalai PCL	11,378,800	7,930
* Kiatnakin Bank PCL (Local)	4,679,200	7,815
Bangkok Life Assurance PCL (NVDR)	5,429,320	7,711
* Berli Jucker PCL	5,112,065	7,701
* Siam Global House PCL (Local)	17,103,483	7,525
Charoen Pokphand Foods PCL (Foreign)	8,304,300	7,468
Krung Thai Bank PCL (Foreign)	14,913,137	7,324
PTT Global Chemical PCL (Foreign)	4,225,236	7,217
Total Access Communication PCL	7,823,900	6,966
* Thai Airways International PCL	8,655,178	6,915
* Superblock PCL	149,493,900	6,786
TMB Bank PCL (Foreign)	112,734,300	6,756
* Bangkok Land PCL	146,553,900	6,615
* Tisco Financial Group PCL	4,434,920	6,559

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Thai Union Frozen Products PCL (Foreign)	10,402,800	6,446
*	TPI Polene PCL	102,608,500	6,439
*	Siam City Cement PCL (Local)	759,249	6,267
*	Krungthai Card PCL	1,443,600	6,183
*,2	Star Petroleum Refining PCL	17,196,600	6,173
*	Bangkok Airways PCL	8,249,800	5,865
	Home Product Center PCL (Foreign)	20,294,238	5,844
*	Carabao Group PCL	2,905,100	5,724
*	Srisawad Power 1979 PCL	5,009,647	5,723
	Glow Energy PCL (Foreign)	2,486,345	5,461
*	Major Cineplex Group PCL	6,471,980	5,351
*	Chularat Hospital PCL	65,649,060	5,286
	Jasmine International PCL	20,867,200	4,972
*	Italian-Thai Development PCL (Local)	35,157,900	4,971
*	Glow Energy PCL	2,231,836	4,902
*	BEC World PCL	8,333,190	4,879
*	Thai Vegetable Oil PCL	5,087,170	4,867
*	PTG Energy PCL	5,350,600	4,387
*	AP Thailand PCL	20,935,900	4,240
*	Hana Microelectronics PCL	4,619,300	4,219
*	Thaicom PCL	7,086,200	4,206
*	Global Power Synergy Co. Ltd.	4,138,400	4,196
*	Muangthai Leasing PCL	7,717,400	4,142
*	Quality Houses PCL (Local)	57,305,350	4,089
*	Sansiri PCL (Local)	86,171,300	4,082
*	Gunkul Engineering PCL	28,315,420	4,013
*	CK Power PCL	39,599,200	4,012
	BTS Group Holdings PCL	16,254,048	3,971
*	VGI Global Media PCL (Local)	24,346,692	3,959
*	Vibhavadi Medical Center PCL	45,377,400	3,836
	IRPC PCL (Foreign)	28,064,000	3,831
*	Esso Thailand PCL	13,093,600	3,776
*	Dynasty Ceramic PCL	29,593,600	3,771
	Indorama Ventures PCL (Foreign)	4,205,648	3,508
*	Unique Engineering & Construction PCL	7,142,000	3,466
	Bangkok Expressway & Metro PCL	16,239,220	3,453
*	Tipco Asphalt PCL	6,622,000	3,421
*	LPN Development PCL	10,434,400	3,400
*	Pruksa Real Estate PCL (Local)	5,010,600	3,303
	momo.com Inc.	497,000	3,225
*	Tisco Financial Group PCL	2,109,500	3,120
	Jasmine International PCL (Foreign)	12,823,100	3,056
	Kiatnakin Bank PCL (Foreign)	1,775,743	2,966
*	GFPT PCL	6,718,400	2,915
*	Amata Corp. PCL	8,723,400	2,884
*	Bangkok Chain Hospital PCL (Local)	7,565,000	2,850
*	Thoresen Thai Agencies PCL (Local)	10,862,800	2,825
*	Sri Trang Agro-Industry PCL	7,253,300	2,797
*	SPCG PCL	4,750,200	2,766
*	Thai Airways International PCL (Foreign)	3,415,800	2,729
	TTW PCL	8,647,300	2,592
*	U City PCL	2,897,460,231	2,484
*	Inter Far East Energy Corp.	19,507,600	2,405
*	TICON Industrial Connection PCL	5,470,000	2,320
	Bangkok Chain Hospital PCL (Foreign)	5,881,825	2,216
*	IMPACT Growth REIT	4,778,700	2,129
	TTW PCL (Foreign)	6,920,300	2,074
*	WHA Corp. PCL	21,886,088	2,061
*	WHA Corp. PCL (Foreign)	20,638,750	1,943
	Hana Microelectronics PCL (Foreign)	2,059,900	1,881
*	Samart Corp. PCL	4,643,700	1,870
	Pruksa Real Estate PCL (Foreign)	2,710,500	1,787
	VGI Global Media PCL (Foreign)	8,894,080	1,446
	Thoresen Thai Agencies PCL (Foreign)	5,418,772	1,409

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
BEC World PCL (Foreign)	2,370,905	1,388
* Group Lease PCL	952,900	1,251
Quality Houses PCL (Foreign)	14,903,018	1,063
* Italian-Thai Development PCL (Foreign)	7,424,785	1,050
* Cal-Comp Electronics Thailand PCL	12,506,897	899
Asian Property Development PCL (Foreign)	4,332,944	878
* Univentures PCL (Local)	4,861,300	805
* Precious Shipping PCL	4,499,600	777
Sansiri PCL (Foreign)	14,838,699	703
Univentures PCL (Foreign)	4,060,200	672
Minor International PCL (Foreign)	536,679	590
Bangkok Life Assurance PCL	412,998	587
* Maybank Kim Eng Securities Thailand PCL	924,100	581
Samart Corp. PCL (Foreign)	810,500	326
* Group Lease PCL Warrants Exp. 07/31/2018	712,180	307
* Precious Shipping PCL (Foreign)	1,518,350	262
Thai Reinsurance PCL	3,199,050	206
* BTS Group Holdings PCL Warrants Exp. 11/01/2018	5,418,016	108
* CK Power PCL Foreign Line Warrants Exp. 05/28/2020	6,341,340	91
BCPG PCL	180,945	71
* VGI Global Media PCL Warrants Exp. 08/01/2018	4,533,368	65
* Indorama Ventures PCL Warrants Exp. 08/24/2017	853,604	59
* TPI Polene PCL Rights	633,385	59
* WHA Corp. PCL Warrants Exp. 12/31/2019	201,600	46
* Indorama Ventures Warrants Exp. 08/24/2018	656,618	45
* Intouch Holdings PCL	22,843	35
* Sansiri PCL Foreign Warrants Exp. 11/24/2017	7,803,235	27
* Thoresen Thai Agencies PCL Warrants Exp. 2/28/2019	701,670	27
* Srisawad Power 1979 PCL Warrants Exp. 05/29/2020	126,432	25
* BTS Group Holdings PCL	91,483	22
* G J Steel PCL Warrants Exp. 01/30/2020	9,920,670	16
* Ratchaburi Electricity Generating Holding PCL (Local)	9,455	13
* Total Access Communication PCL (Local)	8,577	8
* Loxley PCL Warrants Exp. 09/30/2017	32,585	1
* Italian-Thai Development PCL (Foreign) Warrants Exp. 05/13/2019	1,484,957	—
* Italian-Thai Development PCL Warrants Exp. 05/13/2019	1,038,000	—
* Samart Corp. PCL Warrants Exp. 02/11/2018	661,060	—
* G Steel PCL	14	—
* Precious Shipping PCL Warrants	151,835	—
		1,795,106
Turkey (0.3%)
Turkiye Garanti Bankasi AS	23,587,167	64,184
Akbank TAS	22,895,773	61,273
BIM Birlesik Magazalar AS	2,526,717	41,191
KOC Holding AS	7,169,471	29,904
* Turkcell Iletisim Hizmetleri AS	8,948,778	28,855
Tupras Turkiye Petrol Rafinerileri AS	1,378,365	28,110
Haci Omer Sabanci Holding AS (Bearer)	9,126,880	27,597
Turkiye Is Bankasi	15,365,187	24,950
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	21,726,643	22,200
Turkiye Halk Bankasi AS	6,981,259	21,232
Eregli Demir ve Celik Fabrikalari TAS	15,221,698	20,697
Turkiye Vakiflar Bankasi TAO	11,917,686	17,664
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,194,368	13,412
Arcelik AS	1,951,143	12,891
* Yapi ve Kredi Bankasi AS	9,959,905	11,924
Turk Telekomunikasyon AS	6,070,742	11,232
* Turk Hava Yollari AO	6,306,991	11,095
Ulker Biskuvi Sanayi AS	1,774,289	11,017
Tofas Turk Otomobil Fabrikasi AS	1,390,961	10,481
Enka Insaat ve Sanayi AS	6,116,699	9,342
Petkim Petrokimya Holding AS	6,512,301	8,849
Coca-Cola Icecek AS	740,840	8,381
Ford Otomotiv Sanayi AS	789,514	8,066

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Turkiye Sise ve Cam Fabrikalari AS	7,022,722	7,388
TAV Havalimanlari Holding AS	1,698,258	6,982
Aselsan Elektronik Sanayi Ve Ticaret AS	1,899,051	5,775
Soda Sanayii AS	3,579,534	4,973
Turkiye Sinai Kalkinma Bankasi AS	9,568,219	4,241
Tekfen Holding AS	1,567,713	3,978
Turk Traktor ve Ziraat Makineleri AS	148,875	3,866
* Koza Altin Isletmeleri AS	526,025	2,997
Dogus Otomotiv Servis ve Ticaret AS	880,762	2,843
Aygaz AS	787,279	2,782
Otokar Otomotiv Ve Savunma Sanayi A.S.	82,771	2,736
Cimsa Cimento Sanayi VE Ticaret AS	545,103	2,709
Trakya Cam Sanayii AS	3,222,449	2,656
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	6,149,253	2,507
* Dogan Sirketler Grubu Holding AS	9,251,933	2,387
* Migros Ticaret AS	406,341	2,339
* Aksa Enerji Uretim AS Class B	2,425,069	2,203
Is Gayrimenkul Yatirim Ortakligi AS	4,300,407	2,186
Yazicilar Holding AS Class A	480,142	2,111
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,600,381	2,024
Aksa Akrilik Kimya Sanayii AS	710,217	2,000
Akcansa Cimento AS	465,857	1,944
* Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS	1,299,261	1,835
* Pegasus Hava Tasimaciligi AS	415,392	1,754
* Vestel Elektronik Sanayi ve Ticaret AS	810,300	1,722
* Afyon Cimento Sanayi TAS	645,143	1,657
AvivaSA Emeklilik ve Hayat AS	242,269	1,635
Gubre Fabrikalari TAS	979,264	1,617
* NET Holding AS	1,547,462	1,545
* Koza Anadolu Metal Madencilik Isletmeleri AS	2,058,030	1,537
* Sekerbank TAS	3,910,573	1,479
Tat Gida Sanayi AS	795,792	1,468
* Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS	2,007,225	1,464
* Aksigorta AS	2,069,531	1,353
* Zorlu Enerji Elektrik Uretim AS	2,421,219	1,285
Albaraka Turk Katilim Bankasi AS	3,080,745	1,235
Anadolu Hayat Emeklilik AS	743,821	1,189
Torunlar Gayrimenkul Yatirim Ortakligi AS	748,102	1,187
Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	45,087	1,059
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A	2,301,142	1,035
* Bagfas Bandirma Gubre Fabrikalari AS	283,578	990
Bizim Toptan Satis Magazalari AS	226,412	948
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	373,228	841
Adana Cimento Sanayii TAS Class A	416,824	840
EGE Endustri VE Ticaret AS	11,513	788
* Vakif Gayrimenkul Yatirim Ortakligi AS	987,872	764
* Akenerji Elektrik Uretim AS	2,448,541	761
Konya Cimento Sanayii AS	8,327	724
* Ihlas Holding AS	6,005,398	662
* Anadolu Cam Sanayii AS	866,068	628
Alarko Holding AS	488,636	613
Turcas Petrol AS	724,518	361
* Asya Katilim Bankasi AS	6,861,580	—
		613,150
United Arab Emirates (0.2%)
Emirates Telecommunications Group Co. PJSC	19,585,273	100,482
Emaar Properties PJSC	39,516,392	74,828
First Gulf Bank PJSC	12,683,570	39,660
Abu Dhabi Commercial Bank PJSC	20,648,434	34,460
DP World Ltd.	1,879,486	33,722
Aldar Properties PJSC	35,802,755	25,630
Dubai Islamic Bank PJSC	14,038,929	20,000
Emaar Malls PJSC	23,297,826	16,275
* DXB Entertainments PJSC	36,517,871	15,559

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Union National Bank PJSC	12,308,016	13,124
DAMAC Properties Dubai Co. PJSC	19,318,030	11,537
* Arabtec Holding PJSC	25,429,172	9,182
Air Arabia PJSC	25,963,900	9,177
Dubai Investments PJSC	16,579,769	9,049
Dubai Financial Market PJSC	18,021,654	5,627
* Dana Gas PJSC	37,845,495	5,449
Al Waha Capital PJSC	10,124,382	5,177
Amanat Holdings PJSC	14,042,052	3,343
* Eshraq Properties Co. PJSC	13,773,792	2,955
* Deyaar Development PJSC	17,372,988	2,518
* Union Properties PJSC	12,547,047	2,414
* Amlak Finance PJSC	6,628,881	2,228
National Central Cooling Co. PJSC	3,997,878	1,953
RAK Properties PJSC	11,015,932	1,851
* Drake & Scull International PJSC	10,774,405	1,330
Aramex PJSC	733,646	706
		448,236
United Kingdom (12.5%)
HSBC Holdings plc	222,966,268	1,679,196
BP plc	211,389,451	1,249,678
British American Tobacco plc	20,977,215	1,202,271
Royal Dutch Shell plc Class A	47,222,656	1,176,181
Royal Dutch Shell plc Class B	42,150,983	1,087,184
GlaxoSmithKline plc	54,713,087	1,080,824
Vodafone Group plc	298,972,763	821,080
AstraZeneca plc	14,201,724	795,230
Diageo plc	28,345,138	754,453
Reckitt Benckiser Group plc	7,077,803	633,186
Unilever plc	13,582,207	567,049
National Grid plc	42,468,980	552,429
Imperial Brands plc	10,837,632	524,238
Lloyds Banking Group plc	720,073,793	502,846
Prudential plc	29,014,533	473,486
Rio Tinto plc	13,604,502	473,103
Barclays plc	190,322,748	440,943
BT Group plc	94,151,771	432,162
* Glencore plc	131,237,554	401,734
Shire plc	7,056,630	398,438
BHP Billiton plc	23,777,864	357,551
Compass Group plc	18,544,946	335,559
WPP plc	14,589,254	316,779
CRH plc (Dublin Shares)	8,649,247	280,791
* Standard Chartered plc	30,224,182	262,828
Aviva plc	45,516,545	246,645
BAE Systems plc	35,621,841	236,023
* Tesco plc	91,415,274	235,458
SSE plc	11,319,910	220,094
RELX NV	12,326,122	220,024
Experian plc	10,812,905	207,874
* Anglo American plc	14,690,155	203,889
Shire plc ADR	1,025,574	172,953
Legal & General Group plc	66,802,525	170,899
Rolls-Royce Holdings plc	18,611,930	165,212
Centrica plc	61,090,294	160,012
Wolseley plc	2,840,268	147,324
Smith & Nephew plc	10,077,233	145,681
Old Mutual plc	54,939,739	135,149
London Stock Exchange Group plc	3,547,979	121,868
Associated British Foods plc	3,922,326	117,980
Sky plc	11,800,179	117,970
Kingfisher plc	25,404,906	112,225
Land Securities Group plc	8,865,821	108,257
Sage Group plc	12,123,261	106,964

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
Bunzl plc	3,774,732	101,342
Carnival plc	2,050,081	98,882
Paddy Power Betfair plc	920,328	95,337
Next plc	1,589,698	93,528
Randgold Resources Ltd.	1,043,410	92,662
Standard Life plc	22,208,686	91,648
Johnson Matthey plc	2,175,734	90,692
Whitbread plc	2,049,575	90,541
Burberry Group plc	4,983,705	89,882
3i Group plc	10,847,370	88,918
Ashtead Group plc	5,658,765	88,172
United Utilities Group plc	7,663,946	88,096
ITV plc	42,073,623	87,713
InterContinental Hotels Group plc	2,215,234	85,882
Pearson plc	9,244,113	85,521
* Royal Bank of Scotland Group plc	36,861,503	85,184
British Land Co. plc	11,529,050	82,541
DCC plc	991,526	80,670
Mondi plc	4,127,305	80,547
RSA Insurance Group plc	11,455,113	77,341
Smiths Group plc	4,422,283	76,630
Marks & Spencer Group plc	18,249,807	75,934
Intertek Group plc	1,810,656	75,545
Severn Trent plc	2,652,018	75,493
GKN plc	19,335,063	75,404
Informa plc	9,140,367	75,199
Persimmon plc	3,447,769	71,369
Wm Morrison Supermarkets plc	24,319,774	67,324
St. James's Place plc	5,818,634	67,199
2 Worldpay Group plc	18,874,458	65,597
Direct Line Insurance Group plc	15,496,000	65,557
Micro Focus International plc	2,489,651	65,193
Taylor Wimpey plc	36,663,909	63,493
International Consolidated Airlines Group SA (London Shares)	11,927,510	63,250
Croda International plc	1,470,559	62,888
Barratt Developments plc	11,185,874	62,031
Royal Mail plc	10,221,510	61,324
Provident Financial plc	1,665,296	60,035
Hammerson plc	8,848,497	59,529
J Sainsbury plc	18,886,546	57,907
Rentokil Initial plc	20,647,723	57,593
Halma plc	4,218,839	54,009
Capita plc	7,422,944	53,133
Admiral Group plc	2,254,397	52,819
DS Smith plc	10,543,092	51,410
TUI AG	4,033,255	51,125
Weir Group plc	2,444,688	50,783
2 Auto Trader Group plc	10,938,578	50,115
Segro plc	9,350,870	50,084
Tate & Lyle plc	5,224,737	49,828
Mediclinic International plc	4,395,992	48,744
Coca-Cola HBC AG	2,205,073	47,585
Pennon Group plc	4,641,955	47,375
G4S plc	17,490,678	46,982
Meggitt plc	8,783,082	46,726
Rightmove plc	1,018,911	46,511
Travis Perkins plc	2,818,416	45,854
2 Merlin Entertainments plc	7,959,648	44,859
Investec plc	7,137,303	44,296
Spirax-Sarco Engineering plc	820,622	44,244
Schroders plc	1,279,420	44,038
Melrose Industries plc	21,262,397	43,879
RPC Group plc	3,745,215	43,432
Aberdeen Asset Management plc	11,094,828	43,399

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Inmarsat plc	5,026,777	43,120
	Dixons Carphone plc	11,152,998	42,879
*	Just Eat plc	6,195,361	42,558
	Berkeley Group Holdings plc	1,452,149	41,882
	IG Group Holdings plc	4,087,392	41,275
	Booker Group plc	18,547,545	40,680
	Hiscox Ltd.	3,180,067	39,709
	Bellway plc	1,371,849	39,699
	John Wood Group plc	4,162,115	39,121
	Hargreaves Lansdown plc	2,740,810	38,856
	UBM plc	4,377,951	38,438
	Fresnillo plc	1,902,451	38,276
	Inchcape plc	4,793,259	38,110
	IMI plc	3,057,003	37,132
	BBA Aviation plc	11,693,937	36,977
	Royal Dutch Shell plc Class A (Amsterdam Shares)	1,460,181	36,384
^	Intu Properties plc	10,564,358	35,604
	ICAP plc	5,999,628	35,575
	William Hill plc	9,775,824	35,364
^	Shaftesbury plc	3,135,104	35,172
	Polymetal International plc	3,205,064	34,946
*	BTG plc	4,308,491	34,670
	Babcock International Group plc	2,841,866	34,352
	Henderson Group plc	11,908,027	33,692
	Spectris plc	1,337,119	33,480
	Cobham plc	19,143,574	33,401
	Hikma Pharmaceuticals plc	1,555,258	33,358
	Derwent London plc	1,124,711	33,261
*,^	Tullow Oil plc	10,238,920	33,059
*,^	CYBG plc	9,902,658	32,734
	Howden Joinery Group plc	6,901,797	31,604
	New Europe Property Investments plc	2,556,995	31,514
	Indivior plc	8,131,342	31,230
	Greene King plc	3,487,674	31,199
^	Capital & Counties Properties plc	8,273,470	29,175
	Petrofac Ltd.	2,897,923	28,540
*	Paysafe Group plc	5,383,847	28,457
*,^	Metro Bank plc	838,512	28,359
	easyJet plc	2,460,906	28,221
	Great Portland Estates plc	3,859,673	28,006
	Daily Mail & General Trust plc	3,008,339	27,613
	Close Brothers Group plc	1,694,373	27,495
*	GVC Holdings plc	3,201,221	27,273
	Hays plc	16,042,782	26,796
	Playtech plc	2,347,682	26,630
^	Antofagasta plc	3,994,642	26,569
	Beazley plc	5,946,595	26,478
	Man Group plc	17,356,363	26,460
	Aggreko plc	2,686,491	26,267
	Balfour Beatty plc	7,750,004	25,695
	Phoenix Group Holdings	2,809,014	25,094
	Jupiter Fund Management plc	4,736,787	24,975
	Rotork plc	9,784,685	24,411
*	Intermediate Capital Group plc	3,265,491	24,188
	Amec Foster Wheeler plc	4,375,535	23,873
	Centamin plc	12,244,806	23,717
	Regus plc	7,717,063	23,478
	Domino's Pizza Group plc	5,604,037	23,301
	Berendsen plc	1,944,856	22,951
	Electrocomponents plc	4,905,653	22,349
	CRH plc (London Shares)	686,821	22,225
	UDG Healthcare plc	2,768,998	22,129
	WH Smith plc	1,222,447	22,003
	B&M European Value Retail SA	7,663,678	22,002

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	SSP Group plc	5,250,522	21,819
	HomeServe plc	2,903,561	21,678
	AA plc	6,802,450	21,276
	National Express Group plc	4,703,381	21,129
	WS Atkins plc	1,124,145	20,774
	Tritax Big Box REIT plc	12,427,277	20,674
*	Serco Group plc	12,300,540	20,601
	Victrex plc	906,922	19,421
	Ashmore Group plc	4,447,843	19,102
	Moneysupermarket.com Group plc	5,940,288	19,020
	Britvic plc	2,799,546	18,994
	Lancashire Holdings Ltd.	2,223,305	18,959
	Greencore Group plc	4,585,618	18,505
	Essentra plc	2,961,452	18,458
	QinetiQ Group plc	6,473,047	18,229
	Ultra Electronics Holdings plc	800,474	18,188
	Dignity plc	559,427	18,143
*	Firstgroup plc	13,542,901	18,140
	Drax Group plc	4,621,338	17,906
	Kier Group plc	1,044,975	17,377
	UNITE Group plc	2,534,427	17,168
^	Ladbrokes plc	10,404,449	16,987
	Dechra Pharmaceuticals plc	1,030,131	16,953
*,^	Ocado Group plc	4,950,343	16,632
	Kennedy Wilson Europe Real Estate plc	1,339,212	16,623
	AVEVA Group plc	727,033	16,370
*	Cairn Energy plc	6,540,211	16,260
	Genus plc	692,039	15,894
	Bodycote plc	2,160,479	15,658
	JD Sports Fashion plc	825,675	15,351
	Elementis plc	5,247,873	15,305
	Pagegroup plc	3,424,052	15,162
^	Carillion plc	4,842,797	14,840
	Grafton Group plc	2,415,898	14,674
*	SVG Capital plc	1,707,085	14,671
^	TalkTalk Telecom Group plc	5,830,090	14,522
	Diploma plc	1,266,248	14,511
2	Spire Healthcare Group plc	3,185,112	14,474
	Cineworld Group plc	2,161,695	14,275
	PZ Cussons plc	3,418,807	13,996
	Galliford Try plc	932,626	13,981
*	Thomas Cook Group plc	16,387,082	13,925
	Bovis Homes Group plc	1,499,454	13,883
*	Evraz plc	5,456,543	13,681
	Vesuvius plc	3,028,348	13,517
2	John Laing Group plc	4,077,496	13,492
	Crest Nicholson Holdings plc	2,714,030	13,489
	Big Yellow Group plc	1,593,072	13,478
	Greggs plc	1,133,637	13,251
	BGEO Group plc	363,868	13,147
	Synthomer plc	3,003,999	13,130
	Renishaw plc	416,167	13,118
	Assura plc	18,135,366	13,064
	NMC Health plc	722,297	12,902
	Fidessa Group plc	428,915	12,898
	Paragon Group of Cos. plc	3,160,108	12,817
	Grainger plc	4,612,683	12,487
*	Vectura Group plc	7,478,353	12,381
	Savills plc	1,457,623	12,364
	Go-Ahead Group plc	478,303	12,131
	Dairy Crest Group plc	1,599,964	11,941
	LondonMetric Property plc	6,523,540	11,902
	Tullett Prebon plc	2,699,304	11,724
	Stagecoach Group plc	4,774,515	11,550

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Redrow plc	2,465,567	11,452
	Hansteen Holdings plc	8,377,442	11,042
*	Petra Diamonds Ltd.	5,823,325	10,842
	Pets at Home Group plc	4,104,767	10,726
	Acacia Mining plc	1,685,180	10,699
	Marston's plc	6,538,362	10,694
	Virgin Money Holdings UK plc	2,651,321	10,674
	Morgan Advanced Materials plc	3,175,011	10,573
*	KAZ Minerals plc	2,985,517	10,428
	Restaurant Group plc	2,270,627	10,416
	esure Group plc	3,127,746	10,393
	Mitie Group plc	3,994,061	10,265
	Dunelm Group plc	1,107,204	10,254
	Safestore Holdings plc	2,332,917	10,240
	Entertainment One Ltd.	3,602,205	10,240
	Workspace Group plc	1,319,565	10,150
	Senior plc	4,666,867	9,946
	Telecom Plus plc	681,547	9,869
	Ted Baker plc	325,200	9,846
2	Zoopla Property Group plc	2,626,301	9,791
	J D Wetherspoon plc	905,435	9,640
	Brewin Dolphin Holdings plc	3,003,746	9,556
*,2	Wizz Air Holdings plc	511,321	9,442
*,^	Sports Direct International plc	2,787,176	9,424
	SuperGroup plc	569,257	9,368
	International Personal Finance plc	2,567,715	9,249
	Halfords Group plc	2,206,590	9,173
	F&C Commercial Property Trust Ltd.	5,946,757	9,135
2	Hastings Group Holdings plc	3,397,315	9,086
	Mitchells & Butlers plc	2,608,482	8,890
	Debenhams plc	13,530,880	8,886
	Vedanta Resources plc	991,076	8,660
	Hochschild Mining plc	2,643,038	8,616
	SIG plc	6,311,881	8,538
	Hunting plc	1,387,471	8,527
	KCOM Group plc	5,741,800	8,277
	De La Rue plc	1,156,915	8,103
	Card Factory plc	2,550,990	7,927
	Northgate plc	1,527,308	7,843
*	Imagination Technologies Group plc	2,813,390	7,780
2	Sophos Group plc	2,632,733	7,449
	Lonmin plc	3,156,663	7,360
	UK Commercial Property Trust Ltd.	7,559,255	7,219
	Interserve plc	1,701,814	7,070
^	Redefine International PLC	13,574,137	6,887
	Computacenter plc	774,433	6,883
	Keller Group plc	816,358	6,796
	NCC Group plc	2,893,659	6,720
2	McCarthy & Stone plc	3,256,530	6,688
	St. Modwen Properties plc	1,995,010	6,677
	Polypipe Group plc	2,090,000	6,444
*	Ophir Energy plc	7,567,484	6,389
*	Enterprise Inns plc	5,538,655	6,249
*,^	Allied Minds plc	1,469,011	6,097
	Fenner plc	2,235,729	5,992
	Chesnara plc	1,400,890	5,458
*	Chemring Group plc	3,073,301	5,453
	Laird plc	3,011,554	5,335
	Devro plc	1,892,531	5,260
	888 Holdings plc	1,940,693	5,168
	RPS Group plc	2,491,487	5,129
2	Ibstock plc	2,507,609	5,111
	Picton Property Income Ltd.	5,857,312	5,078
	Shanks Group plc	4,457,849	4,896

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016

					Market
					Value
				Shares	($000)
	ITE Group plc			2,731,256	4,836
*,2	Countryside Properties plc			1,690,365	4,817
	Oxford Instruments plc			574,736	4,755
*	Premier Oil plc			5,730,876	4,615
*	Premier Foods plc			8,100,631	4,513
*	Phoenix Group Holdings Rights Exp. 11/08/2016			1,638,591	4,453
	Rank Group plc			1,883,603	4,450
	Lookers plc			3,471,927	4,380
	Xaar plc			838,721	4,308
*	Aldermore Group plc			1,993,601	4,211
	Soco International plc			2,432,896	4,106
	N Brown Group plc			1,710,520	3,994
*	Nostrum Oil & Gas plc			927,786	3,990
*,^	AO World plc			1,987,586	3,839
	Schroder REIT Ltd.			5,534,755	3,826
	OneSavings Bank plc			1,027,600	3,642
	Foxtons Group plc			2,769,637	3,628
	Daejan Holdings plc			54,093	3,603
	Countrywide plc			1,627,311	3,571
*,2	Shawbrook Group plc			1,274,254	3,506
	Helical plc			1,079,320	3,493
	Cape plc			1,368,585	3,482
*	Lamprell plc			2,785,286	2,503
2	CMC Markets plc			1,021,643	2,372
*	Mothercare plc			1,650,406	2,165
*,^	Genel Energy plc			1,852,936	1,845
*	Shanks Group plc Rights			1,671,693	645
*,^	Afren plc			7,677,368	168

					28,077,740

Total Common Stocks (Cost $225,381,857)					222,552,779

		Coupon

Temporary Cash Investments (2.6%)[1]
Money Market Fund (2.5%)
5,6	Vanguard Market Liquidity Fund	0.718%		56,100,497	5,610,611

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
7,8	Federal Home Loan Bank Discount Notes	0.339%	11/14/16	10,000	9,999
7,8,9	Federal Home Loan Bank Discount Notes	0.481%	2/17/17	24,000	23,974
8,10	Freddie Mac Discount Notes	0.300%	11/8/16	26,000	25,999
8,9	United States Treasury Bill	0.296%	11/25/16	8,700	8,699
8	United States Treasury Bill	0.275%-0.375%	12/8/16	12,320	12,318
8	United States Treasury Bill	0.281%-0.355%	12/15/16	6,400	6,399
8,9	United States Treasury Bill	0.300%	12/22/16	4,300	4,298
8,9	United States Treasury Bill	0.287%	1/5/17	15,000	14,993
8,9	United States Treasury Bill	0.337%-0.360%	1/12/17	14,000	13,993
8,9	United States Treasury Bill	0.322%-0.327%	1/19/17	15,000	14,990
9	United States Treasury Bill	0.310%	2/2/17	6,100	6,094
8	United States Treasury Bill	0.380%	3/9/17	5,000	4,994

					146,750
Total Temporary Cash Investments (Cost $5,756,996)					5,757,361

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2016
Total Investments (101.8%) (Cost $231,138,853)	228,310,140
Other Assets and Liabilities—Net (-1.8%)[6]	(3,967,384)
Net Assets (100%)	224,342,756

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,277,179,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 1.9%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate value of these securities was $1,544,262,000, representing 0.7% of net assets.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $4,623,869,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $97,878,000 have been segregated as initial margin for open futures contracts.
9 Securities with a value of $42,086,000 have been segregated as collateral for open forward currency contracts.
10 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
REIT—Real Estate Investment Trust.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1130 122016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International Stock Index Fund:

In our opinion, the accompanying statement of net assets investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

December 15, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2016
VANGUARD STAR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.